As filed with the Securities and Exchange Commission on April 25, 2012.

File No. 333-23271

File No. 811-08091

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 19	☒
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Post-Effective Amendment No. 19	☒

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

(Exact Name of Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

(Name of Depositor)

213 Washington Street, 15th Floor

Newark, NJ 07102-2992

Depositor’s Telephone Number: (973) 802-6000

C. Christopher Sprague

Vice President and Corporate Counsel

The Prudential Insurance Company of America

200 Wood Avenue South

Iselin, NJ 08830-2706

Copies to:

Thomas C. Schiaffo

Vice President and Corporate Counsel

280 Trumbull Street

Hartford, Connecticut 06103-3509

It is proposed that this filing will become effective (check appropriate space):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2012 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a) of Rule 485

☐	on May 1, 2012 pursuant to paragraph (a) of Rule 485

Title of Securities Being Registered: Interests in Group Variable Annuity Contracts.

PROSPECTUS	MAY 1, 2012

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

GROUP VARIABLE ANNUITY CONTRACTS

DISCOVERY SELECT

GROUP RETIREMENT ANNUITY

This prospectus describes the DISCOVERY SELECT® Group Variable Annuity Contracts* (the “Contracts”). The Contracts are group variable annuity contracts sold by The Prudential Insurance Company of America (“Prudential”) to retirement plans qualifying for federal tax benefits under sections 401, 403(b), 403(c), 408 or 457 of the Internal Revenue Code of 1986 as amended (the “Code”) and to non-qualified deferred compensation plans and non-qualified annuity arrangements. In this prospectus, Prudential may be referred to as either “Prudential” or as “we” or “us”. We may refer to a participant under a retirement plan as “you”.

We sell one of the Contracts (the “Small Plan Contract”) exclusively to retirement plans qualified under Sections 401(k) or 401(a) of the Code that generally have 100 or fewer participants.

As a plan participant, you can allocate contributions made on your behalf in a number of ways. You can allocate contributions to one or more of the 20 Subaccounts, which are made available to you through your plan. Each Subaccount invests in one of the following portfolios of The Prudential Series Fund (the “Prudential Series Fund”) or other listed portfolios (collectively, the “Funds”):

THE PRUDENTIAL SERIES FUND

Conservative Balanced Portfolio	Global Portfolio	Money Market Portfolio
Diversified Bond Portfolio	Government Income Portfolio	Small Capitalization Stock Portfolio
Equity Portfolio	High Yield Bond Portfolio	Stock Index Portfolio
Flexible Managed Portfolio	Jennison Portfolio	Value Portfolio

AIM VARIABLE INSURANCE FUNDS
(INVESCO VARIABLE INSURANCE FUNDS)

Invesco V.I. Core Equity Fund

ALLIANCEBERNSTEIN VARIABLE PRODUCTS
SERIES FUND, INC.

AllianceBernstein VPS Small Cap Growth Portfolio

JANUS ASPEN SERIES

Janus Portfolio        Overseas Portfolio

MFS® VARIABLE INSURANCE TRUST

MFS® Growth Series        MFS® Research Series

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Equity Income Portfolio

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Stock Portfolio

You also can allocate contributions to the Guaranteed Interest Account, which guarantees a stipulated rate of interest if held for a specified period of time, if made available to you through your plan. In this prospectus, we do not describe that account in detail. Rather, we mention the Guaranteed Interest Account only where necessary to explain how the Prudential Discovery Select Group Variable Contract Account works.

In this prospectus, we provide information that you should know before you invest. We have filed additional information about the Contracts with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information (“SAI”), dated May 1, 2012. That SAI is legally a part of this prospectus. If you are a participant in certain types of plans (generally 403(b) plans), you can get a copy of the SAI free of charge by contacting us at the address or telephone number shown on the cover page. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC (File No. 333-23271). The SEC’s mailing address is 100 F Street, N.E., Washington, DC 20549-0102, and its public reference number is (202) 551-8090.

The accompanying prospectuses for the Funds and the related statements of additional information describe the investment objectives and risks of investing in the Funds. We may offer additional Funds and Subaccounts in the future. The contents of the SAI with respect to the Contracts appear in the “Other Information” section of this prospectus.

Please read this prospectus and keep it for future reference. It is accompanied by a current prospectus for each of the Funds. Read those prospectuses carefully and retain them for future reference.

As with all variable annuity contracts, the fact that we have registered the contracts with the SEC does not mean that the SEC has determined that the Contracts are a good investment. Nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

The Prudential Insurance Company of America

Prudential Retirement Service Center

30 Scranton Office Park

Scranton, PA 18507-1789

Telephone (877) 778-2100

PROSPECTUS CONTENTS

Page
GLOSSARY	1
SUMMARY OF CONTRACT EXPENSES	3
BRIEF DESCRIPTION OF THE CONTRACTS	5
Right to Cancel	6
GENERAL INFORMATION ABOUT PRUDENTIAL, THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT AND THE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACTS	7
The Prudential Insurance Company of America	7
The Prudential Discovery Select Group Variable Contract Account	7
The Funds	8
Payments to Prudential	12
Other Fund Information	12
Guaranteed Interest Account	13
THE CONTRACTS	13
The Accumulation Period	14
Allocation of Purchase Payments	15
Asset Allocation Program	15
Transfers	15
Redemption Fees and Abusive Trading Practices	17
Auto-Rebalancing	18
Withdrawals	19
Systematic Withdrawal Plan	20
Texas Optional Retirement Program	21
Death Benefit	21
Discontinuance of Contributions	23
Loan Program	23
Modified Procedures	27
CHARGES, FEES AND DEDUCTIONS	27
Administrative Fee and Annual Account Charge	27
Charge for Assuming Mortality and Expense Risks	28
Expenses Incurred by the Funds	28
Withdrawal Charge	28
Loan Fee	28
Aggregate Nature of Charges	28
Taxes Attributable to Premium	29
REQUESTS, CONSENTS AND NOTICES	29
FEDERAL TAX STATUS	30
Same-Gender Spouse, Civil Union and Domestic Partner Considerations	30
Annuity Qualification	30
Tax-Qualified Retirement Arrangements Using the Contracts	30
Contributions	31
Earnings	31
Distributions or Withdrawals	31
Required Minimum Distribution Rules	31
Special Considerations Regarding Exchanges Involving 403(b) Arrangements	32
Section 403(c) Annuity Arrangements Using the Contracts	32
ERISA Considerations	33
Taxes Payable by Participant	33
Taxes on Withdrawals and Surrender	33
Taxes on Annuity Payments	34
Tax Penalties on Withdrawals and Annuity Payments	34
Taxes Payable by Beneficiaries	34
Required Distributions upon Death of Participant	34
Withholding	35
Taxes on Prudential	35

i

ii

GLOSSARY

Account—See the Prudential Discovery Select Group Variable Contract Account (the “Discovery Account”) below.

Accumulation Period—The period, prior to the effecting of an annuity, during which the amount credited to a Participant Account may vary with the investment performance of any Subaccount of the Discovery Account, or the interest rate credited under the Guaranteed Interest Account, as selected.

Annuitant—The person or persons upon whose life or lives monthly annuity payments are based after an annuity is effected.

Annuity Date—The date that the accumulation period ends and annuity payments begin.

Beneficiary—A person designated to receive benefits from funds held under the Contract.

Business Day—A day on which both the New York Stock Exchange and Prudential are open for business. Our business day generally ends at 4:00 p.m. Eastern Time.

Code—The Internal Revenue Code of 1986, as amended.

Contractholder—The employer, association or trust to which Prudential has issued a Contract.

Contracts—The group variable annuity contracts that we describe in this prospectus and offer for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 403(c), 408 or 457 of the Code and with non-qualified deferred compensation plans and non-qualified annuity arrangements. The Small Plan Contract is one of such Contracts.

Contract Value—The dollar amount held under the Contract.

Employer—The sponsor of the retirement plan or non-qualified annuity arrangement.

Funds—The Prudential Series Fund; AIM Variable Insurance Funds (Invesco Variable Insurance Funds); AllianceBernstein Variable Products Series Fund, Inc.; Janus Aspen Series; MFS® Variable Insurance Trust; T. Rowe Price Equity Series, Inc.; and T. Rowe Price International Series, Inc., available under the Contracts.

General Account—The assets of Prudential other than those allocated to the Discovery Account or any other separate account of Prudential.

Good Order—An instruction received by Prudential that is sufficiently complete and clear that Prudential does not need to exercise any discretion to follow such instruction. Good Order includes receipt of confirmation and all necessary information to insure the instruction is permitted under and in compliance with the applicable retirement plan. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined.

Guaranteed Interest Account—An allocation option under the Contract backed by Prudential’s General Account, or under certain Contracts, a separate account. It is neither part of nor dependent upon the investment performance of the Discovery Account. This prospectus does not describe in detail the Guaranteed Interest Account or any separate account funding a guaranteed interest rate option.

Participant—A person who makes contributions, or for whom contributions have been made, and to whom they remain credited under the Contract. “You” means the Participant.

Participant Account—An account established for each Participant to record the amount credited to the Participant under the Contract.

Participant Account Value—The dollar amount held in a Participant Account.

Prudential—The Prudential Insurance Company of America. “We,” “us,” or “our” means Prudential.

Prudential Discovery Select Group Variable Contract Account—A separate account of Prudential registered under the Investment Company Act of 1940 as a unit investment trust, invested through its Subaccounts in shares of the corresponding Fund Portfolios.

Small Plan Contract—A type of Contract used exclusively with retirement plans qualified under Sections 401(k) or 401(a) of the Code that generally have 100 or fewer Participants.

Subaccount—A division of the Discovery Account, the assets of which are invested in shares of the corresponding portfolio of the Funds.

Unit and Unit Value—We credit a Participant with Units for each Subaccount in which he invests. The value of these Units may change each Business Day to reflect the investment results of, and deductions of charges from, the Subaccounts, and the expenses of the Funds in which the assets of the Subaccounts are invested. The number of Units credited to a Participant in any Subaccount of the Discovery Account is determined by dividing the amount of the contribution or transfer made on his behalf to that Subaccount by the applicable Unit Value for the Business Day on which the contribution or transfer is received at the address shown on the cover of this prospectus or such other address that Prudential has specified. We will reduce the number of Units credited to a Participant under any Subaccount by the number of Units canceled as a result of any transfer or withdrawal by a Participant from that Subaccount. Because of its differing charges, the Small Plan Contract will have different Unit Values than the other Contracts. Other Contracts, as to which we have lowered the asset-based administrative fee, also will have different Unit Values.

Valuation Period—The period of time from one determination of the value of the amount invested in a Subaccount to the next. We make such determinations when the net asset values of the Funds are calculated, which is generally as of 4:00 p.m. Eastern Time on each day during which the New York Stock Exchange and Prudential are open. Currently, the Prudential business unit that receives transaction requests for the Contracts is open each day on which the New York Stock Exchange is open.

Variable Investment Options—The Subaccounts.

SUMMARY OF CONTRACT EXPENSES

The purpose of this summary is to help you to understand the costs and expenses you will pay for participating in the Discovery Select Group Retirement Annuity. The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering an interest in the contract. State premium taxes may also be deducted.

For more detailed information, including additional information about current and maximum charges, see “Charges, Fees and Deductions” section. For more detailed expense information about the mutual funds, please refer to the individual fund prospectuses, which you will find attached at the back of this prospectus.

Participant Transaction Expenses

Withdrawal Charge

Effective October 1, 2009, Prudential has waived the withdrawal charge for all contracts.

Charge for Premium Tax

There is a charge for premium tax imposed on us by certain states/jurisdictions of 0% to 3.5% of contract value.

Periodic Charges

The next tables describe the fees and expenses you will pay periodically during the time that you participate in the contract, not including underlying mutual fund fees and expenses.

Maximum Annual Account Charge	$32.00

Insurance and Administrative Expenses for Contracts Other Than Small Plan Contract (as a percentage of average participant account value)

Mortality and Expense Risk Charge	0.15%
Maximum Administrative Fee*	0.85%

Total Separate Account Annual Expenses	1.00%

Insurance and Administrative Expenses For Small Plan Contracts (as a percentage of average participant account value)

Mortality and Expense Risk Charge	0.15%
Maximum Administrative Fee*	1.05%

Total Separate Account Annual Expenses	1.20%

*	We may reduce this administrative fee under Contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.

Loan Fees (if applicable)

New Loan Application Fee	up to $	75.00
Annual Loan Maintenance Fee	up to $	60.00

Total Annual Mutual Fund Operating Expenses (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)

The next item shows the minimum and maximum total operating expenses charged by the underlying mutual funds that you may pay periodically during the time that you participate in the contract. More detail concerning each underlying mutual fund’s fees and expenses is contained in the prospectus for each underlying mutual fund. The minimum and maximum total operating expenses depicted below are based on historical fund expenses for the year ended December 31, 2011. Fund expenses are not fixed or guaranteed by the Discovery Select Group Retirement Annuity, and may vary from year to year.

	Minimum	Maximum
Total Annual Underlying Mutual Fund Operating Expenses	0.38%	1.18%

Expense Examples

These examples are intended to help you compare the cost of participating in the contract with the cost of investing in other group variable annuity contracts. These costs include participant transaction expenses, contract fees, separate account annual expenses, and underlying mutual fund fees and expenses. These examples apply whether you surrender the Contract, do not surrender the Contract or annuitize the Contract (where annuitization occurs on January 1 of any year).

The examples assume that you invest $10,000 in the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of any of the mutual funds, which do not reflect any expense reimbursements or waivers. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as indicated in the tables below.

Contracts Other Than Small Plan Contracts

The cumulative expenses shown below would be incurred with respect to a Contract other than the Small Plan Contract and assumes an administrative fee of 0.85% and a mortality and expense risk charge of 0.15%. If the administrative fee were less than 0.85%, these expenses would be reduced accordingly. As indicated in the section of this prospectus entitled “Administrative Fee and Annual Account Charge,” we impose the annual account charge if you apply your Participant Account Value to an annuity option on a date other than January 1 of a year.

Example 1*

1 yr	3 yrs	5 yrs	10 yrs
$239	$737	$1,261	$2,697

Small Plan Contracts

This example assumes an administrative fee of 1.05% and a mortality and expense risk charge of 0.15%. If the administrative fee were less than 1.05%, these expenses would be reduced accordingly. As indicated in the section of this prospectus entitled “Administrative Fee and Annual Account Charge,” we impose the annual account charge if you apply your Participant Account Value to an annuity option on a date other than January 1 of a year.

Example 2*

1 yr	3 yrs	5 yrs	10 yrs
$259	$797	$1,361	$2,896

*	The annual account charge, if assessed, is reflected in the expense examples by dividing the total amount of such charges collected during the year attributable to the Contract by the total average net assets attributable to the Contract, and then applying the resulting percentage to the annual separate account assets, assuming that the cost as a percentage of assets remains the same in each year of the 1, 3, 5, and 10 year periods. Accordingly, the effect of the annual account charge on these examples may understate or overstate your actual expense.

These examples do not show past or future expenses. Actual expenses may be higher or lower. Premium taxes are not reflected in the examples. Depending on the state you live in, a charge for premium taxes may apply. Your actual fees will vary based on the amount of your contract and your specific allocation among the investment options.

Financial Statements

The financial statements of Prudential and the Account are included in the Statement of Additional Information (SAI). For a free copy of the SAI, call us at (877) 778-2100, or write to us at Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789.

A table of accumulation unit values has been included at the end of this prospectus.

BRIEF DESCRIPTION OF THE CONTRACTS

Prudential offers the Contracts to retirement plans qualifying for federal tax benefits under Sections 401, 403(b), 403(c), 408 or 457 of the Internal Revenue Code of 1986, as amended (the “Code”) and to non-qualified deferred compensation plans and non-qualified annuity arrangements. The Contracts are group annuity contracts that we typically issue to employers. These employers then make contributions under the Contract on behalf of their employees. A person for whom contributions have been made and to whom they remain credited under a Contract is a “Participant.”

The value of a Participant’s investment depends upon the performance of the selected investment option[s]. Currently, there are 20 Variable Investment Options, each of which is called a Subaccount. We invest the assets of each Subaccount in one of the funds listed in “The Funds” section. You may direct contributions to one or a combination of Variable Investment Options as well as the Guaranteed Interest Account that are made available to you through your plan. We set up a separate Participant Account to record your investment choices. You can withdraw amounts held under your Participant Account, in whole or in part, prior to the annuity date. We also provide for a death benefit under the Contract.

Through payroll deduction or similar agreements with the Contractholder, you may make contributions under the Contract. In addition, you may make contributions in ways other than payroll deduction under certain circumstances.

Prudential assesses charges under the Contracts for the costs of selling and distributing the Contracts, for administering the Contracts, and for assuming mortality and expense risks under the Contracts. We deduct a mortality and expense risk charge equal to an annual rate of 0.15% from the assets held in the Variable Investment Options with respect to all the Contracts. We deduct an administrative charge from the assets held in the Variable Investment Options, which charge is equal to a maximum annual rate of 0.85% for Contracts other than the Small Plan Contract. For the Small Plan Contract, we deduct an administrative charge equal to a maximum annual rate of 1.05% from the assets held in the Variable Investment Options. You can find further details about the administrative charge in the “Summary of Contract Expenses” and “Administrative Fee and Annual Account Charge,” sections.

With respect to Contracts other than the Small Plan Contract, we assess an additional administrative charge of up to $32 per Participant (the annual account charge) on the last Business Day of each calendar year and at the time of a full withdrawal. We will prorate this annual account charge for new Participants on a monthly basis for their first year of participation. With respect to the Small Plan Contract, we assess an annual administrative charge of up to $32 per Participant either (i) quarterly, on or about 14 days after the end of each quarter or (ii) annually, on the last Business Day of the calendar year. We do not prorate this charge for new Participants under the Small Plan Contract.

A charge against each of the Funds’ assets is also made by the investment adviser for providing investment advisory and management services. You can find further details about charges under the section entitled “Charges, Fees and Deductions.”

Unless restricted by the retirement arrangement under which you are covered, or by a section of the Code, you may withdraw, at any time, all or part of your Participant Account. See “Withdrawals” section. If you withdraw, you may be taxed under the Code, including, under certain circumstances, a 10% penalty tax on premature withdrawals. See “Federal Tax Status” section. In addition, you may transfer all or a part of your Participant Account Value among the Subaccounts and the Guaranteed Interest Account without tax liability.

As explained below, notices, forms and requests for transactions related to the Contracts may be provided in traditional paper form or by electronic means, including telephone and internet. Prudential reserves the right to vary the means available, including limiting them to electronic means, from Contract to Contract by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants. See section “Requests, Consents and Notices” for further information.

All written requests, notices, and transfer requests required or permitted by the Contracts (other than withdrawal requests and death benefit claims), should be sent to Prudential at the address shown on the cover of this prospectus. Transaction requests (including death benefit claims) received by Prudential in Good Order on a given Business Day before the established transaction cutoff time (4 p.m. Eastern Time, or such earlier time that the New York Stock Exchange may close) will be effective for that Business Day. Good Order includes receipt of confirmation and all necessary information to insure the instruction is permitted under and in compliance with the applicable retirement plan. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined.

You may effect permitted telephone transactions by calling Prudential at (877) 778-2100. All permitted internet transactions may be made through www.prudential.com/online/retirement. You must send all permitted written withdrawal requests or death benefit claims to Prudential by one of the following three means: (1) By U.S. mail to: Prudential, P.O. Box 5410, Scranton, PA 18505-5410; (2) Delivery service other than the U.S. mail (e.g., Federal Express, etc.) sent to our office at the following address: Prudential, 30 Scranton Office Park, Scranton, PA 18507-1789; or (3) Fax to Prudential, Attention: Client Payments at (866) 439-8602. Under certain Contracts, the Contractholder or a third party acting on their behalf provides record-keeping services that would otherwise be performed by Prudential. See “Modified Procedures” section. Prudential may provide other permitted telephone numbers or internet addresses.

We intend this brief description of the Contracts to provide a broad overview of the more significant features of the Contracts. More detailed information about the Contracts can be found in subsequent sections of this prospectus and in the Contracts themselves. We reserve the right to terminate a Contract if, after a specified period of time after the Contract’s issuance, the number of participants enrolled falls below a specified number.

Right to Cancel

If permissible under your plan and applicable state law, you may cancel your interest in the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally ten (10) days from the date you begin participation under the Contract, but may be longer, depending on applicable state law. During the applicable free look period, you can request a refund by returning the Contract either to the representative who sold it to you, or to the Prudential Retirement Service Center, at the address shown on the first page of this prospectus. Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Contract Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law requires the return of your Purchase Payments, we will return the greater of the Contract Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding.

GENERAL INFORMATION ABOUT PRUDENTIAL,

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT AND THE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACTS

The Prudential Insurance Company of America

The Prudential Insurance Company of America (“Prudential”) is a New Jersey stock life insurance company that has been doing business since October 13, 1875. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, Puerto Rico, U.S. Virgin Islands, and in all states. Our corporate office is located at 751 Broad Street, Newark, NJ. We have been investing for pension funds since 1928.

Prudential is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Contract.

Prudential generally is responsible for the administrative and recordkeeping functions of the Prudential Discovery Select Group Variable Contract Account and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participant Accounts, and preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses that we bear include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.

Prudential is reimbursed for these administrative and recordkeeping expenses by the annual account charge and the daily charge against the assets of each Subaccount for administrative expenses.

The Prudential Discovery Select Group Variable Contract Account

Prudential established the Prudential Discovery Select Group Variable Contract Account (the “Discovery Account”) on February 11, 1997, under New Jersey law as a separate investment account. The Discovery Account meets the definition of a “separate account” under federal securities laws. Prudential is the legal owner of the assets in the Discovery Account, and is obligated to provide all benefits under the Contracts. Prudential will at all times maintain assets in the Discovery Account with a total market value sufficient to support its obligations under the Contracts. Prudential segregates the Discovery Account assets from all of its other assets. Thus, those assets are not chargeable with liabilities arising out of any other business Prudential conducts. The Discovery Account’s assets may include funds contributed by Prudential to commence operation of the Discovery Account, and may include accumulations of the charges Prudential makes against the Discovery Account. From time to time, Prudential will transfer these additional assets to Prudential’s General Account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Discovery Account.

Prudential registered the Discovery Account with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust, which is a type of investment company. This registration does not mean that the SEC supervises the management or investment policies or practices of the Discovery Account. For state law purposes, the Discovery Account is treated as a part or division of Prudential. There are currently 20 Subaccounts within the Discovery Account. These Subaccounts invest in corresponding portfolios of the Funds available under the Contracts. Prudential may establish additional Subaccounts in the future. For Contracts funding retirement plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, such additional Subaccounts will be made available only upon the consent of the plan fiduciary.

The Funds

The following is a list of each Fund, its investment objective and its investment subadviser:

The Prudential Series Fund

Share Class: Class I

Conservative Balanced Portfolio    The investment objective is total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity and equity-related securities, debt obligations and money market instruments.

Diversified Bond Portfolio    The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market instruments.

Equity Portfolio    The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in common stocks of major established companies, as well as smaller companies.

Flexible Managed Portfolio    The investment objective is total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity and equity-related securities, debt obligations and money market instruments.

Global Portfolio    The investment objective is long-term growth of capital. The Portfolio invests approximately 50% of its assets in the equity and equity-related securities of foreign companies and approximately 50% of its assets in the equity and equity related securities of U.S. companies.

Government Income Portfolio    The investment objective is a high level of income over the long term consistent with the preservation of capital. The Portfolio normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in U.S. government securities, including U.S. Treasury securities, debt obligations issued or guaranteed by agencies or instrumentalities established by the U.S. government, and mortgage-related securities issued by U.S. Government instrumentalities.

High Yield Bond Portfolio    The investment objective is a high total return. The Portfolio normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in high yield/high risk debt securities, which are often referred to as “junk” bonds.

Jennison Portfolio    The investment objective is long-term growth of capital. The Portfolio normally invests primarily in equity and equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that the portfolio believes have above-average growth prospects.

Money Market Portfolio    The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high-quality short-term money market instruments issued by the U.S. government or its agencies, as well as both domestic and foreign corporations and banks.

If pursuant to SEC rules, the Prudential Series Fund Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of that portfolio, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the corresponding Subaccount until the portfolio is liquidated.

Small Capitalization Stock Portfolio    The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of publicly traded companies with small market capitalizations. The Portfolio normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in all or a representative sample of stocks in the Standard & Poor’s Small Capitalization 600 Stock Index.

Stock Index Portfolio    The investment objective is investment results that generally correspond to the performance of publicly traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500”) by investing at least 80% of its investable assets in S&P 500 stocks.

Value Portfolio    The investment objective is capital appreciation. The Portfolio normally invests at least 65% of its total assets in equity and equity-related securities. Most of the Portfolio’s investments will be securities of large capitalization companies. Large capitalization companies are those companies with market capitalizations measured at the time of purchase to be within the market capitalization range of the Russell 1000 Value Index. The Portfolio invests primarily in equity and equity-related securities that the Portfolio believes are undervalued—those securities that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the price and what the Portfolio believes to be the true worth of the company.

Prudential Investments LLC (PI), a wholly owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Fund and its Portfolios.

PI manages the Fund’s portfolios using a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of trustees as to whether each subadviser’s agreement should be renewed, terminated or modified. PI is also responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval.

Jennison Associates LLC (“Jennison”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as subadviser to the following Portfolios of the Fund:

Equity Portfolio

Value Portfolio

Jennison Portfolio

The Global Portfolio is sub advised by four different subadvisers, with each subadviser responsible for managing a portion of the Global Portfolio’s assets. Marsico Capital Management, LLC (“MCM”), LSV Asset Management (“LSV”), William Blair & Company LLC (“William Blair”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”). LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. MCM provides investment management services to other mutual funds and private accounts. William Blair is dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. T. Rowe Price is one of the nation’s leading providers of no-load mutual funds for individual investors and corporate retirement programs.

In addition to the four subadvisers discussed above, Quantitative Management Associates, LLC (“QMA”) provides “Advice Services” to the Global Portfolio. Such services include the provision of investment advice, asset allocation advice and research services, other than day-to-day management of the Portfolio.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as subadviser to the following Portfolios of the Fund:

Conservative Balanced Portfolio (portion)

Diversified Bond Portfolio

Flexible Managed Portfolio (portion)

Government Income Portfolio

High Yield Bond Portfolio

Money Market Portfolio

Quantitative Management Associates LLC, a wholly-owned subsidiary of Prudential Investment Management, Inc., serves as subadviser to the following Portfolios of the Fund:

Small Capitalization Stock Portfolio

Stock Index Portfolio

Conservative Balanced Portfolio (portion)

Flexible Managed Portfolio (portion)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Share Class: Series I

Invesco V.I. Core Equity Fund    The Fund’s investment objective is long-term growth of capital. The Fund invests, under normal circumstances, at least 80% of net assets (plus borrowings for investment purposes) in equity securities. In complying with the 80% investment requirement, the Fund may include synthetic instruments that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement.

Invesco Advisers, Inc. serves as the Fund’s investment adviser, and is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

AllianceBernstein Variable Products Series Fund, Inc.

Share Class: Class A

AllianceBernstein VPS Small Cap Growth Portfolio    The portfolio seeks long-term growth of capital.

AllianceBernstein L.P. (“Alliance”) is the investment adviser to the above-mentioned fund. Alliance’s principal business address is 1345 Avenue of the Americas, New York, New York 10105.

Janus Aspen Series

Share Class: Institutional

Janus Portfolio    Seeks long-term growth of capital. The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio may invest in companies of any size, it generally invests in larger, more established companies. The Portfolio may also invest in foreign equity and debt securities, which may include investments in emerging markets.

Overseas Portfolio    Seeks long-term growth of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio typically invests 80% or more of its assets in issuers located outside the United States, it also may normally invest up to 20% of its assets, measured at the time of purchase, in U.S. issuers, and it may, under unusual circumstances, invest all or substantially all of its assets in a single country. The Portfolio may have significant exposure to emerging markets. The Portfolio may also invest in U.S. and foreign debt securities.

Janus Capital Management LLC (“Janus Capital”) serves as the investment adviser to each of the above funds. Janus Capital’s principal business address is 151 Detroit Street, Denver, Colorado 80206-4805.

MFS® Variable Insurance Trust

Share Class: Initial

MFS® Growth Series    The fund’s investment objective is to seek capital appreciation. MFS normally invests the fund’s assets primarily in equity securities. MFS focuses on investing the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies.

MFS® Research Series    The fund’s investment objective is to seek capital appreciation. MFS normally invests the fund’s assets primarily in equity securities. A team of investment research analysts selects investments for the fund. MFS allocates the fund’s assets to analysts by broad market sectors.

The investment adviser for each fund is Massachusetts Financial Services Company (“MFS”).

T. Rowe Price Equity Series, Inc.

Share Class: N/A

T. Rowe Price Equity Income Portfolio    Seeks to provide substantial dividend income as well as long-term growth of capital by investing in the common stocks of established companies.

T. Rowe Price International Series, Inc.

Share Class: N/A

T. Rowe Price International Stock Portfolio    Seeks to provide long-term growth of capital through investments primarily in the common stocks of established non-U.S. companies.

The investment manager for each portfolio is T. Rowe Price Associates, Inc. (“T. Rowe Price”). T. Rowe Price is wholly owned by T. Rowe Price Group Inc., a publicly traded financial services holding company.

Further information about the fund portfolios is available in the accompanying prospectuses for each fund.

Payments to Prudential

Prudential has entered into agreements with certain Funds and/or the investment adviser or distributor of such Funds. Prudential may provide administrative and support services (which may include recordkeeping, shareholder services, and the mailing of periodic reports) to such Funds pursuant to the terms of these agreements and under which it receives a fee of up to 0.35% annually (as of May 1, 2012) of the average assets allocated to the Fund under the Contracts. These types of payments are sometimes referred to as “revenue sharing” payments. These agreements, including the fees paid and services provided, can vary for each underlying fund that has portfolios which underlie Subaccounts. These payments may be used for a variety of purposes, including payment of expenses that we or our affiliates incur in administering the Contracts. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the assets of the Fund itself and/or the assets of the Fund’s investment advisor. In either case, the existence of these payments tends to increase the overall cost of investing in the portfolio. Contractholders, through their indirect investment in the Funds, indirectly bear the costs of these investment advisory fees (see the Funds’ prospectuses for more information). Furthermore, we receive additional compensation on assets invested in Prudential’s proprietary funds because our affiliates receive payments from the funds for investment advisory and/or other services. Therefore, we may receive more revenue with respect to proprietary funds than nonproprietary funds and allocations you make to the proprietary funds benefit us financially.

In addition, the investment adviser, sub-adviser or distributor of the underlying funds may also compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker/dealer firms’ registered representatives, plan sponsors and Participants, and creating marketing material discussing the Contract and the available options. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, sub-adviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributors and the amounts of such payments may vary between and among each adviser, sub-adviser, and distributor depending on their respective participation.

In addition to the payments that we receive from underlying funds and/or their affiliates, those same funds and/or their affiliates may make payments to us and/or our affiliates within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Other Fund Information

The investment advisers to the various Funds charge a daily investment management fee as compensation for their services, as more fully described in the prospectus for each Fund.

Prudential recognizes that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither Prudential nor the Funds currently foresees any such disadvantage, the Funds’ Boards of Directors intend to monitor events in order to identify any material conflict between variable life insurance and variable annuity contractholders and to determine what action, if any, should be taken in response to a conflict. Material conflicts could result from such things as: (1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Funds; or (4) differences between voting instructions given by variable life insurance and variable annuity contractholders.

As detailed in the Prudential Series Fund prospectus, although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when separate account and contract charges are deducted, you experience a negative return.

A full description of the Funds appears in the accompanying prospectuses for each Fund and in the related statements of additional information. There is no assurance that the investment objectives will be met.

A Fund may have an investment objective and investment policies closely resembling those of a mutual fund within the same complex that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any such Fund will resemble that of its retail fund counterpart.

Guaranteed Interest Account

The Guaranteed Interest Account is a credited interest option available to fund certain group annuity contracts issued by Prudential. Amounts that you allocate to the Guaranteed Interest Account become part of the General Account of Prudential. Prudential’s General Account consists of all assets of Prudential recognized for statutory accounting purposes other than those specifically allocated to the Discovery Account and other separate accounts of Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the assets of the General Account.

Because of exemptive and exclusionary provisions, Prudential has not registered interests in the General Account (which include interests in the Guaranteed Interest Account) under the Securities Act of 1933. Nor has Prudential registered the General Account as an investment company under the Investment Company Act of 1940. Accordingly, those Acts do not apply to the General Account or any interests therein, and Prudential has been advised that the staff of the SEC has not reviewed the disclosures in this prospectus relating to the General Account. Disclosures that we make regarding the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Under certain Contracts, amounts that you allocate to the Guaranteed Interest Account may be held within one or more guaranteed separate accounts. Prudential has not registered interests in such separate account(s) under the Securities Act of 1933 and has not registered the separate accounts as investment companies under the Investment Company Act of 1940.

THE CONTRACTS

Prudential generally issues the Contracts to Employers whose employees may become Participants. Under an Individual Retirement Account (“IRA”), a Participant’s spouse may also become a Participant. Prudential may issue a Contract to an association that represents employers of employees who become Participants, to an association or union that represents members that become Participants, and to a trustee of a trust with participating employers whose employees become Participants. Even though an Employer, an association or a trustee is the Contractholder, the Contract normally provides that Participants will have the rights and interests under them that are described in this prospectus. When a Contract is used to fund a deferred compensation plan established by a tax-exempt entity under Section 457 of the Code, all rights under the Contract are owned by the Employer to whom, or on whose behalf, the Contract is issued. For a plan established under Section 457 of the Code, the employee has no rights or interests under the Contract, including any right or interest in any Subaccount of the Discovery Account, except as provided in the Employer’s plan. This may also be true with respect to certain non-qualified annuity arrangements.

Also, a particular plan, even if it is not a deferred compensation plan, may limit a Participant’s exercise of certain rights under a Contract. Participants should check the provisions of their Employer’s plan or any agreements with the Employer to see if there are any such limitations and, if so, what they are.

The Accumulation Period

Contributions; Crediting Units; Enrollment Forms; Deduction for Administrative Expenses.

Ordinarily, an Employer will make contributions periodically to the Contract pursuant to a payroll deduction or similar agreement between the Participant and his Employer. In addition, you may make contributions in ways other than payroll deduction under certain circumstances.

As a Participant, you designate what portion of the contributions made on your behalf should be invested in the Subaccounts or the Guaranteed Interest Account. The Participant may change this designation usually by notifying Prudential as described below under the “Requests, Consents, and Notices,” section. Under certain Contracts, an entity other than Prudential keeps certain records. Participants under those Contracts must contact the record-keeper. See “Modified Procedures” section of this prospectus.

Prudential credits the full amount (100%) of each contribution designated for investment in any Subaccount to a Participant Account maintained for the Participant. Except for the initial contribution, the number of Units that Prudential credits to a Participant in a Subaccount is determined by dividing the amount of the contribution made on his behalf to that Subaccount by the Subaccount’s Unit Value determined as of the end of the Valuation Period during which the contribution is received by Prudential in Good Order at the address shown on the cover page of this prospectus or such other address as may be communicated in writing by Prudential.

Prudential generally will invest the initial contribution made for a Participant in a Subaccount no later than two Business Days after it is received by Prudential, if it is preceded or accompanied by satisfactory enrollment information. If the Contractholder submits an initial contribution on behalf of one or more new Participants that is not preceded or accompanied by satisfactory enrollment information, then Prudential will allocate such contribution to the plan’s default fund upon receipt, and also will send a notice to the Contractholder or its agent that requests allocation information for each such Participant. If Prudential does not receive the necessary enrollment information in response to its initial notice, Prudential will deliver up to three additional notices to the Contractholder or its agent at monthly intervals that request such allocation information. After 105 days have passed from the time that Units of the plan’s default fund were purchased on behalf of Participants who failed to provide the necessary enrollment information, Prudential will redeem the relevant Units and pay the proceeds (including earnings) to the Contractholder. Any proceeds that Prudential pays to the Contractholder under this procedure may be considered a prohibited and taxable reversion to the Contractholder under current provisions of the Code. Similarly, proceeds that Prudential returns may cause the Contractholder to violate a requirement under the Employee Retirement Income Security Act of 1974 (“ERISA”), as amended, to hold all plan assets in trust. The Contractholder may avoid both problems if it arranges to have the proceeds paid into a qualified trust or annuity contract.

A change in the value of a Unit will not affect the number of Units of a particular Subaccount credited to a Participant. However, the dollar value of a Unit will vary from Business Day to Business Day depending upon the investment experience of the Subaccount. Prudential will reduce the number of Units credited to a Participant in a Subaccount to reflect any annual account charge.

Prudential determines the value of a Participant Account in a Subaccount on any particular day by multiplying the total number of Units credited to the Participant by the Subaccount’s Unit Value on that day.

Prudential set the Unit Value for each Subaccount at $10.00 on the date of commencement of operations of that Subaccount. Prudential determines the Unit Value for any subsequent Business Day as of the end of that day by multiplying the Unit Change Factor for that day by the Unit Value for the preceding Business Day. Because of its differing charges, the Small Plan Contract will have a different Unit Value than the other Contracts.

Prudential determines the Unit Change Factor for any Business Day by dividing the current day net asset value for Fund shares by the net asset value for shares on the previous Business Day. This factor is then reduced by a daily equivalent of the mortality and expense risk fee and the administrative fee. Prudential determines the value of the assets of a Subaccount by multiplying the number of Fund shares held by that Subaccount by the net asset value of each share, and adding the value of dividends declared by the Fund but not yet paid.

Allocation of Purchase Payments

A Participant determines how the initial contribution will be allocated among the Subaccounts by specifying the desired allocation on the application or enrollment form. If allowed by his/her plan, a Participant also may specify the allocation of the initial contribution through our automated voice response system, (877) 778-2100, the Participant website, www.prudential.com/online/retirement, or by contacting the Participant Service Center at (877) 778-2100. A Participant may choose to allocate nothing to a particular Subaccount. Unless a Participant tells us otherwise, we will allocate subsequent contributions in the same proportions as the most recent contribution made by that Participant. A Participant may change the way in which subsequent contributions are allocated by providing Prudential with proper instruction as described in the “Requests, Consents, and Notices” section of this prospectus.

Asset Allocation Program

We may make available an asset allocation program to assist you in determining how to allocate purchase payments. If you choose to participate in the program, you may do so by utilizing a form available in the employee enrollment kit. The form will depict various asset allocation models based on age and risk tolerance. You also may participate in the program by providing instructions by telephone or through the Internet, if permitted under your plan. We offer the asset allocation program at no charge to you. You are under no obligation to participate in the program or to invest according to its model allocations. You may ignore, in whole or in part, the model investment allocations provided by the program.

Asset allocation is a sophisticated method of diversification that allocates assets among classes to manage investment risk and enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss. You are not obligated to participate or to invest according to the program’s model allocations. We do not intend to provide any personalized investment advice in connection with these programs and you should not rely on these programs as providing individualized investment recommendations to you. The asset allocation programs do not guarantee better investment results. We reserve the right to terminate or change the asset allocation programs at any time.

Transfers

A Participant may transfer out of an investment option into any combination of other investment options available under the Contract, which are made available through a Participant’s plan. Generally, the transfer request may be in dollars, such as a request to transfer $1,000 from one Subaccount or from the Guaranteed Interest Account, or, in the case of Subaccounts, may be in terms of a percentage reallocation among Subaccounts. Under certain Contracts, Prudential may require that transfer requests pertaining to the Guaranteed Interest Account or the Subaccounts be effected in terms of whole number percentages only, and not by dollar amount. A Participant generally may make transfers by proper notice to Prudential.

If a Contractholder chooses telephone privileges, each Participant will automatically be enrolled to use the telephone transfer system. Prudential has adopted procedures designed to ensure that requests by telephone are genuine. We will not be held liable for following unauthorized telephone instructions we reasonably believe to be genuine. We cannot guarantee that a Participant will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Unless restricted by the retirement arrangement under which a Participant is covered, when Prudential receives a duly completed written transfer request form or properly authorized telephone transfer request, Prudential will transfer all or a portion of the Participant Account in any of the Subaccounts to another Subaccount or from the Guaranteed Interest Account to the Subaccounts. Prudential may restrict transfers from the Guaranteed Interest Account. There is no minimum transfer amount. As of the Business Day you make the transfer request, Prudential will reduce the Subaccount(s) from which the transfer is made by the number of Units obtained by dividing the amount to be transferred by the Unit Value for the applicable Business Day. If the transfer is made to another Subaccount as of the same day, the number of Units Prudential credits to the Participant in that Subaccount will be increased by means of a similar calculation. Prudential reserves the right to limit the frequency of these transfers. All transfers are subject to the terms and conditions set forth in this prospectus and in the Contract(s) covering a Participant.

Prudential may stipulate different procedures for Contracts under which an entity other than Prudential provides record keeping services. Although there is presently no charge for transfers, Prudential reserves the right to impose such charges in the future.

Certain Contracts, including the Small Plan Contract, may prohibit transfers from the Guaranteed Interest Account into non-equity investment options that are characterized in such Contract as “competing” with Prudential’s General Account options with regard to investment characteristics. If a Contract precludes such transfers, the Contract will further require that amounts transferred from the Guaranteed Interest Account into non-competing investment options, such as a Subaccount investing in a stock Fund, may not for 90 days thereafter be transferred into a “competing” option or back to the Guaranteed Interest Account.

A Contract may include a provision that, upon discontinuance of contributions for all Participants of an Employer covered under a Contract, the Contractholder may request Prudential to make transfer payments from any of the Subaccounts to a designated alternate funding agency. If the Contract is used in connection with certain tax-deferred annuities subject to Section 403(b) of the Code, or with IRAs, Prudential will promptly notify each affected Participant and each beneficiary of a deceased Participant that such a request has been received. Within thirty days of receipt of such notice, each recipient may elect in writing on a form approved by Prudential to have any of his or her Participant Account Value transferred to the alternate funding agency. If he or she does not so elect, his or her investment options will continue in force under the Contract. If he or she does so elect, his or her account will be canceled as of a “transfer date” which is the Business Day specified in the Contractholder’s request or 90 days after Prudential receives the request, whichever is later. The product of Units in the Participant’s Subaccounts immediately prior to cancellation and the appropriate Unit Value on the transfer date, less the applicable annual account charge, will be transferred to the designated alternate funding agency in cash.

Subject to any conditions or limitations regarding transfers contained in the Section 403(b) tax deferred annuity arrangement under which a Participant is covered, a Participant who does not make an election to transfer his or her Participant Account Value to an alternate funding agency may:

•	continue to make transfers of all or part of his interest in his Participant Account among the available investment options offered, and

•

transfer directly all or part of his interest in his Participant Account to a Section 403(b) tax-deferred annuity contract of another insurance company, a mutual fund custodial account under Section 403(b)(7) or a retirement plan or arrangement qualifying for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Code except that a Participant in a Code Section 457 plan established by a tax-exempt organization (other than a governmental unit) may make transfers only to the Section 457 plan of another tax-exempt organization.

Contributions may be discontinued for all Participants under a Contract or for all Participants of an Employer covered under the Contract used in connection with a deferred compensation plan subject to Section 457 of the Code due to certain circumstances, such as a change in any law or regulation, which would have an adverse effect on Prudential in fulfilling the terms of the Contract. If contributions are so discontinued, Prudential may initiate transfer payments from any Subaccount to an alternate funding agency. The transfer would be made as described in the paragraph above.

Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, certain requests for transfer payments other than those described above must include the consent of the Participant and spouse and must be notarized or witnessed by an authorized plan representative.

Transfers that you make among Subaccounts will take effect as of the end of the Valuation Period in which a proper transfer request is received at Prudential, in Good Order.

From time to time, Prudential may make an offer to holders of other variable annuities that Prudential or an affiliate issues to exchange their variable annuity contracts for interests in a Contract issued by the Account. Prudential will conduct any such exchange offer in accordance with SEC rules and other applicable law. Current SEC rules pertaining to exchange offers among affiliated variable annuity contracts generally require, with certain exceptions, that no fee be imposed at the time of the exchange. Under this rule, Prudential could charge an administrative fee at the time of the exchange, although we have no present intention of doing so.

Redemption Fees and Abusive Trading Practices

The practice of making frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading,” can make it very difficult for a portfolio manager to manage an underlying mutual fund’s investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Contracts were not designed for persons who make programmed, large or frequent transfers.

We consider “market timing/excessive trading” to be one or more trades into and out of (or out of and into) the same Variable Investment Option within a rolling 30-day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to this criteria. In addition, certain investments are not subject to the policy, such as stable value funds, money market funds and funds with fixed unit values.

In light of the risks posed by market timing/excessive trading to Participants and other mutual fund investors, we monitor Contract transactions in an effort to identify such trading practices. We reserve the right to limit the number of transfers in any year for all existing or new Participants, and to take the other actions discussed below. We also reserve the right to refuse any transfer request for a Participant or Participants if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by an underlying fund that transfers in its shares must be restricted under its policies and procedures concerning excessive trading.

The ability of Prudential to monitor for frequent trading is limited for Contracts under which Prudential does not provide the Participant recordkeeping. In those cases, the Contractholder or a third party administrator maintains the individual Participant records and submits to Prudential only aggregate orders combining the transactions of many Participants. Therefore, Prudential may be unable to monitor investments by individual investors. Under SEC rules, an underlying fund may ask us to identify third party administrators that hold individual Participant records and we are obligated to use our best efforts to identify whether or not the third party administrator is deemed an indirect intermediary.

In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:

•

Warning. Upon identification of activity by a Participant that meets the market-timing criteria, a warning letter will be sent to the Participant. A copy of the warning letter and/or a trading activity report will be provided to the Contractholder.

•

Restriction. A second incidence of activity meeting the market timing criteria within a six-month period will trigger a trade restriction. If permitted by the Contractholder’s adoption of Prudential’s Market Timing/

Excessive Trading policy, if otherwise required by the policy, or if specifically directed by the Contractholder, Prudential will restrict a Participant from trading through the Internet, phone or facsimile for all investment options available to the Participant. In such case, the Participant will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades in the Participant Account. The duration of a trade restriction is 3 months, and may be extended incrementally (3 months) if the behavior recurs during the 6-month period immediately following the initial restriction.

•

Action by an Underlying Fund. The portfolios may have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the portfolio. We reserve the right to impose any such restriction at the fund level, and all Participants under a particular Contract would be impacted. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.

A portfolio also may assess a short term trading fee in connection with a transfer out of the Variable Investment Option investing in that portfolio that occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your Contract Value.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Auto-Rebalancing

The Auto-Rebalancing feature allows for the automatic rebalance of Subaccount assets at specified intervals based on percentage allocations chosen by the Participant. For example, suppose a Participant’s initial investment allocation of Variable Investment Options is split 40% and 60%, respectively. Then, due to investment results, that split changes. A Participant may instruct that those assets be rebalanced to his or her original or different allocation percentages. Auto-Rebalancing can be performed on a onetime basis or periodically, with the frequency generally determined by the Contractholder. Rebalancing will take effect as of the end of the Valuation Period for each applicable interval. If the New York Stock Exchange and Prudential are not open on the rebalancing date, the transfer will take effect as of the end of the Valuation Period which immediately follows that date. Prudential currently imposes no charge for this feature. Prudential would impose such a charge only pursuant to an amendment to an administrative services agreement, which would have to be agreed to in writing (or its electronic equivalent) by both Prudential and the Contractholder.

Withdrawals

Under certain circumstances as described in the retirement arrangement under which a Participant is covered, a Participant may withdraw at any time all or part of his Participant Account Value that is attributable to Employer contributions or after-tax Participant contributions, if any.

The Code imposes restrictions on withdrawals from tax-deferred annuities subject to Section 403(b) of the Code. Pursuant to Section 403(b)(11) of the Code, amounts attributable to a Participant’s salary reduction contributions (including the earnings thereon) that are made under a tax deferred annuity after December 31, 1988 can only be withdrawn (redeemed) when the Participant attains age 59 1/2, separates from service with his employer, dies, or becomes disabled (within the meaning of Section 72(m)(7) of the Code). However, the Code permits the withdrawal at any time of amounts attributable to tax-deferred annuity salary reduction contributions (excluding the earnings thereon) that are made after December 31, 1988, in the case of a hardship. If the arrangement under which a Participant is covered contains a financial hardship provision, a Participant can make withdrawals in the event of the hardship.

Furthermore, subject to any restrictions upon withdrawals contained in the tax-deferred annuity arrangement under which a Participant is covered, a Participant can withdraw at any time all or part of his Participant Account Value under a predecessor Prudential tax-sheltered annuity contract, as of December 31, 1988. Amounts earned after December 31, 1988 on the December 31, 1988 balance in a Participant Account attributable to salary reduction contributions are, however, subject to the Section 403(b)(11) withdrawal restrictions discussed above.

With respect to retirement arrangements other than tax-deferred annuities subject to Section 403(b) of the Code, a Participant’s right to withdraw at any time all or part of his Participant Account Value may be restricted by the retirement arrangement under which he is covered. For example, Code Section 457 plans typically permit withdrawals only upon attainment of age 70 1/2, severance from employment with the employer, or for unforeseeable emergencies.

We consider withdrawals as having been made first from contributions. This differs from the treatment of withdrawals for federal income taxes as described below, where generally, withdrawals are considered to have been made first from investment income. We will effect the withdrawal as of the end of the Valuation Period in which a proper withdrawal request is received at Prudential in Good Order. Good Order includes receipt of confirmation and all necessary information to insure the instruction is permitted under and in compliance with the applicable retirement plan. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined.

Your withdrawal will be allocated proportionally from all investment options, unless you specify, in writing, the investment options from which you would like the withdrawal processed, if your employer’s plan so permits you to specify. You may indicate the withdrawal amount as a dollar amount or as a percentage of the Participant Account Value in the applicable Subaccount(s), if your employer’s plan permits.

We will generally pay the amount of any withdrawal within 7 days after receipt of a properly completed withdrawal request, in Good Order. We will pay the amount of any withdrawal requested, less any applicable tax withholding. We may delay payment of any withdrawal allocable to the Subaccount(s) for a longer period if the disposal or valuation of the Discovery Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists. We also may delay any payment in order to obtain information from the employer of a Participant that is reasonably necessary to ensure that the payment is in compliance with the restrictions on withdrawals imposed by Section 403(b) of the Code, if applicable. In such an event, a withdrawal request will not be in Good Order and we will not process it until we obtain such information from the employer. We may deny a request for a hardship withdrawal if your employer has not informed us that it will provide information reasonably necessary to ensure that hardship withdrawals, in general, are in compliance with the restrictions on withdrawals imposed by Section 403(b). An explanation of why an employer may be unwilling to provide this information may be found in the “ERISA Considerations” section.

Systematic Withdrawal Plan

If permitted by the Code and the retirement arrangement under which a Participant is covered, Prudential may offer systematic withdrawals as an administrative privilege. Under a systematic withdrawal arrangement, a Participant may arrange for systematic withdrawals from the Subaccounts and the Guaranteed Interest Account in which he invests. A Participant may arrange for systematic withdrawals only if at the time he or she elects to have such an arrangement, the balance in his or her Participant Account is at least $5,000. A Participant who has not reached age 59 1/2, however, may not elect a systematic withdrawal arrangement unless he or she has first separated from service with his Employer. In addition, the $5,000 minimum balance does not apply to systematic withdrawals made for the purpose of satisfying required minimum distribution rules.

Federal income tax provisions applicable to the retirement arrangement under which a Participant is covered may significantly affect the availability of systematic withdrawals, how they may be made, and the consequences of making them. Withdrawals by Participants are generally taxable as ordinary income. Participants who have not reached age 59 1/2 may incur substantial tax penalties on withdrawals. Withdrawals made after a Participant has attained age 70 1/2 and withdrawals by beneficiaries must satisfy certain required minimum distribution rules. See the “Federal Tax Status,” section.

You may arrange systematic withdrawals only pursuant to an election in a form approved by Prudential. Under certain types of retirement arrangements, if a Participant is married, the Participant’s spouse must consent in writing to the election of systematic withdrawals, with signatures notarized or witnessed by an authorized plan representative, or equivalent electronic procedure permitted by ERISA and related federal regulations. The election must specify that the systematic withdrawals will be made on a monthly, quarterly, semi-annual, or annual basis.

We will generally pay the amount of any withdrawal within 7 days after receipt of a properly completed withdrawal request, in Good Order. We will pay the amount of any withdrawal requested, less any applicable tax withholding. We may delay payment of any withdrawal allocable to the Subaccount(s) for a longer period if the disposal or valuation of the Discovery Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists. We also may delay any payment in order to obtain information from the employer of a Participant that is reasonably necessary to ensure that the payment is in compliance with the restrictions on withdrawals imposed by Section 403(b) of the Code, if applicable. In such an event, a withdrawal request will not be in Good Order and we will not process it until we obtain such information from the employer. We may deny a request for a hardship withdrawal if your employer has not informed us that it will provide information reasonably necessary to ensure that hardship withdrawals, in general, are in compliance with the restrictions on withdrawals imposed by Section 403(b). An explanation of why an employer may be unwilling to provide this information may be found in the “ERISA Considerations” section.

Prudential will effect all systematic withdrawals as of the day of the month specified by the Contractholder, or, if such day is not a Business Day, then on the next succeeding Business Day. If the systematic withdrawal is made to satisfy required minimum distribution rules and the next succeeding Business Day would cause such payment to be made in the subsequent calendar year, then payment will be made on the last Business Day, preceding the day of the month specified by the Contractholder. Systematic withdrawals will continue until the Participant has withdrawn all of the balance in his Participant Account or has instructed Prudential in writing to terminate his systematic withdrawal arrangement. The Participant may elect to make systematic withdrawals in equal dollar amounts (in which case each withdrawal must be at least $250), unless it is made to satisfy required minimum distribution rules, or over a specified period of time (at least three years). Where the Participant elects to make systematic withdrawals over a specified period of time, the amount of each withdrawal (which will vary, reflecting investment experience during the withdrawal period) will be equal to the sum of the balances then in the Participant Account divided by the number of systematic withdrawals remaining to be made during the withdrawal period.

Prudential will take your systematic withdrawals proportionally from all the Subaccounts unless your employer has directed Prudential to take such withdrawals first from your investment, if any, in the Guaranteed Interest Account. If your employer has provided such direction, Prudential will take your systematic withdrawals from your investment, if any, in the Guaranteed Interest Account until that amount is exhausted and thereafter pro rata from the Subaccounts. Certain Contracts may specify that systematic withdrawals be deducted in a different manner than that described immediately above.

A Participant may change the frequency, amount or duration of his or her systematic withdrawals by submitting a form to Prudential or Prudential’s designee. Prudential will provide such a form to a Participant upon request. A Participant may make such a change only once during each calendar year.

A Participant may at any time instruct Prudential to terminate the Participant’s systematic withdrawal arrangement. No systematic withdrawals will be made for a Participant after Prudential has received this instruction in Good Order. A Participant who chooses to stop making systematic withdrawals may not again make them until the next calendar year and may be subject to federal tax consequences as a result.

If a Participant arranges for systematic withdrawals, that will not affect any of the Participant’s other rights under the Contracts, including the right to make withdrawals, and purchase a fixed dollar annuity.

Texas Optional Retirement Program

Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program (“Texas Program”).

Under the terms of the Texas Program, Texas will contribute an amount somewhat larger than a Participant’s contribution. Texas’ contributions will be credited to the Participant Account. Until the Participant begins his or her second year of participation in the Texas Program, Prudential will have the right to withdraw the value of the Units purchased for this account with Texas’ contributions. If the Participant does not commence his or her second year of Texas Program participation, the value of those Units representing Texas’ contributions will be withdrawn and returned to the State.

A Participant has withdrawal benefits for Contracts issued under the Texas Program only in the event of the Participant’s death, retirement or termination of employment. Participants will not, therefore, be entitled to exercise the right of withdrawal in order to receive in cash the Participant Account Value credited to them under the Contract unless one of the foregoing conditions has been satisfied. A Participant may, however, transfer the value of the Participant’s interest under the Contract to another Prudential contract or contracts of other carriers approved under the Texas Program during the period of the Participant’s Texas Program participation.

Death Benefit

When Prudential receives due proof of a Participant’s death and a claim and payment election submitted in a form approved by us in Good Order, we generally will pay to the designated beneficiary a death benefit made up of the balance in the Participant Account (after deduction of any annual account charges). The death benefit will be valued as of the end of the Valuation Period in which proof of death and a claim and payment election forms are received at Prudential in Good Order. As discussed below in this section, a potentially greater death benefit may be elected under certain circumstances. The appropriate address to which a death benefit claim generally should be sent is set out on the cover page of this prospectus. We require proof of death to be submitted promptly. For certain Contracts, a death benefit claim should be sent to a designated record keeper rather than Prudential.

With respect to Contracts other than the Small Plan Contract, Prudential will pay the death benefit, according to the Participant’s instructions, in:

•	one sum as if it were a single withdrawal,

•	systematic withdrawals,

•	an annuity, or

•	a combination of the three.

Any such payment will be subject to the required minimum distribution rules of Code Section 401(a)(9) as described under the “Federal Tax Status” section of this prospectus. With respect to the Small Plan Contract, the death benefit payment option listed in the fourth bullet immediately above may not be available, although the other options are available. If the Participant has not so directed, the beneficiary may, within any time limit prescribed by or for the retirement arrangement that covered the Participant, elect:

•	to receive a one sum cash payment;

•

to have a fixed dollar annuity purchased under the Contract on a specified date, using the same annuity purchase rate basis that would have applied if the Participant Account were being used to purchase an annuity for the Participant;

•	to receive regular payments in accordance with the systematic withdrawal plan; or

•	a combination of all or any two of the three options above.

Unless an annuity form of distribution is required by the retirement arrangement under which the Participant is covered, or unless the Participant has elected otherwise, if within one year after the Participant’s death the beneficiary elects to receive a one-sum cash payment of the entire Participant Account, including the balance in all Subaccounts, the total amount that Prudential will make available to the beneficiary will be the greatest of:

•	the Participant’s Account Value as of the date Prudential receives a death benefit payment request in Good Order;

•	the sum of all contributions made to the Participant Account less withdrawals, transfers and charges; and

•

the greatest of the Participant’s Account Value calculated on every third anniversary of the first contribution made on behalf of the Participant (accompanied by complete documentation) under the Contract, less subsequent withdrawals, transfers and charges.

Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, a death benefit will be payable to the Participant’s spouse in the form of a “qualified pre-retirement survivor annuity.” A “qualified pre-retirement survivor annuity” is an annuity for the lifetime of the Participant’s spouse in an amount which can be purchased with no less than 50% of the balance in the Participant Account as of the Participant’s date of death. Under the Retirement Equity Act, the spouse of a Participant in a retirement arrangement which is subject to these rules may consent to waive the pre-retirement survivor annuity benefit. Such consent must acknowledge the effect of waiving the coverage, contain the signatures of the Participant and spouse, and must be notarized or witnessed by an authorized plan representative. Unless the spouse of a Participant in a Plan which is subject to these requirements properly consents to the waiver of the benefit, Prudential will pay 50% of the balance in the Participant Account to such spouse even if the designated beneficiary is someone other than the spouse. Under these circumstances, Prudential would pay the remaining 50% to the Participant’s designated beneficiary.

Unless the retirement arrangement that covered the Participant provides otherwise, a beneficiary who elects to have a fixed-dollar annuity purchased for himself may choose from among the available forms of annuity. See the “Effecting an Annuity,” section. The beneficiary may elect to purchase an annuity immediately or at a future date. If an election includes systematic withdrawals, the beneficiary will have the right to terminate such withdrawals and receive the remaining balance in the Participant Account in cash (or effect an annuity with it), or to change the frequency, size or duration of such withdrawals, subject to the required minimum distribution rules. See “Federal Tax Status” section of this prospectus. If the beneficiary fails to make any election within any time limit prescribed by or for the retirement arrangement that covered the Participant, within seven days after the expiration of that time limit, Prudential will make a single cash payment to the beneficiary, after deducting the annual account charge. A specific Contract may provide that an annuity is payable to the beneficiary if the beneficiary fails to make an election.

Until Prudential pays a death benefit that results in reducing to zero the balance in the Participant Account, Prudential will maintain the Participant Account Value in the Subaccounts and the Guaranteed Interest Account that make up the Participant Account for the beneficiary in the same manner as they had been for the Participant, except:

•	the beneficiary may make no contributions; and

•	the beneficiary may not take a loan.

Discontinuance of Contributions

By notifying Prudential, the Contractholder generally may discontinue contributions on behalf of all Participants under a Contract or for all Participants of an Employer covered under a Contract. Contributions under the Contract will also be discontinued for all Participants covered by a retirement arrangement that is terminated.

On 90 days’ advance notice to the Contractholder, Prudential may elect not to accept any new Participant, or not to accept further contributions for existing Participants.

The fact that contributions on a Participant’s behalf are discontinued does not otherwise affect the Participant’s rights under the Contracts. However, if contributions under a Program are not made for a Participant for a specified period of time (24 months in certain states, 36 months in others) and the total value of his Participant Account is at or below a specified amount ($1,000 in certain states, $2,000 in others), Prudential may, if permitted by the Code, elect to cancel that Participant Account unless prohibited by the retirement arrangement, and pay the Participant the value (less the annual account charge) as of the date of cancellation.

Loan Program

The loans described in this section are generally available to Participants in 401(a) plans, 403(b) programs and 457(b) plans of eligible governmental employers. The ability to borrow, as well as the interest rate and other terms and conditions of the loan may vary from Contract to Contract. Participants interested in borrowing should consult their Contractholder or Prudential.

For plans that are subject to ERISA, it is the responsibility of the plan fiduciary to ensure that the interest rate and other terms and conditions of the loan program comply with all Contract qualification requirements including the ERISA regulations.

The loans described in this section, (which involve the Variable Investment Options), work as follows:

The term “Participant,” for the purposes of the loan program only, means a Participant or Beneficiary who is a “party in interest” to the plan including a Participant whose employment with a plan sponsor has ended.

Administration of Loan Program. A Participant loan is available only if the Participant makes a request for such a loan in accordance with the provisions of this loan program. To receive a Participant loan, a Participant must enter into an agreement, including a pledge or assignment of the portion of the Account Value used for security on the loan.

Non-Automated Loans (Loans Requested Via Paper Form)—A Participant may apply for a loan by submitting a duly completed loan application that has been signed by the Participant.

Automated Loans (Loans Requested Via Telephone or Internet)—If permitted under the Contract, a Participant may apply for a loan by submitting a duly completed loan application, in a form prescribed by Prudential and consistent with the terms of this loan program, by authorized electronic means. The date and time of receipt will be appropriately recorded.

A loan application fee of up to $75.00 will be charged for each new loan, which amount is not refundable. In addition, there is an annual loan maintenance fee of up to $60.00 which amount will be deducted from a Participant’s account. This annualized loan maintenance fee will be pro rated based on the number of full months that the loan is outstanding, and we generally deduct it quarterly. Under certain Contracts, we will deduct the loan maintenance fee annually. With respect to Contracts other than the Small Plan Contract, Prudential will deduct the loan maintenance charge first against the Participant Account Value under the Guaranteed Interest Account (if available). If the Participant is not invested in the Guaranteed Interest Account, or if the Participant does not have enough money in such an option to pay the charge, Prudential will then deduct the charge against any one or more of the Subaccounts in which the Participant is invested. With respect to the Small Plan Contract, Prudential will deduct the loan maintenance fee pro rata from each of the Participant’s Subaccounts.

Availability and Processing of Participant Loans. If loans are permitted under the terms of the Contract, loans will be made available to Participants. Prudential may however refuse to make a loan to any Participant who it reasonably believes will not repay the loan. A Participant who has defaulted on a previous loan from the plan and has not repaid such loan (with accrued interest) at the time of any subsequent loan will not be treated as creditworthy until such time as the Participant repays the defaulted loan (with accrued interest).

A Participant may not make, and the plan will not accept, a direct rollover of a loan from the plan of a Participant’s former employer.

We may delay processing a loan in order to obtain information from the employer of a Participant that is reasonably necessary to ensure that the loan is in compliance with the restrictions imposed by Section 403(b) of the Code, if applicable. In such an event, a loan request will not be in Good Order and we will not process it until we obtain such information from the employer. We may, however, refuse to make a loan if your employer has not informed us that it will provide information reasonably necessary to ensure that loans, in general, are in compliance with the restrictions imposed by Section 403(b). An explanation of why an employer may be unwilling to provide this information may be found in the “ERISA Considerations” section.

Reasonable Rate of Interest. A Participant will be charged a reasonable rate of interest for any loan. The Contract will prescribe a means of establishing a reasonable interest rate. The interest rate on Participant loans will be declared quarterly; however, Prudential reserves the right to change the basis for determining the interest rate prospectively with thirty (30) days notice. The new basis will apply only to loans made after the effective date.

Adequate Security. All Participant loans must be adequately secured. The Participant’s vested Account Value will be used as security for a Participant loan provided the outstanding balance of all Participant loans made to such Participant does not exceed 50% of the Participant’s vested Account Value, determined immediately after the origination of each loan.

Periodic Repayment. A Participant loan must provide for level amortization with payments to be made not less frequently than quarterly. A Participant loan must be repaid within a period not exceeding five (5) years from the date the Participant receives the loan from the plan.

If permitted by the Contract, loan repayments may be made by payroll deduction. Repayment will begin as soon as is administratively practicable following issuance of the loan, but no more than 2 months from the date the loan is issued. Should payroll deductions not be possible, payments will be due directly from the Participant by check or similar payment method. Should a Participant be unable to use payroll repayment, the Contract may authorize regular payment no less frequently than quarterly on a revised schedule of amount and payment dates calculated to repay the loan, with interest in full, in substantially equal payments over the remaining original period of the loan.

Loans may be paid in full at any time without penalty. Any amount paid which is in excess of the scheduled payments then due, but less than the total outstanding balance, must be included with a scheduled payment and not under separate cover. The additional amount will be applied to the principal. Prepayments will not change the amount or timing of subsequent payments due prior to pay-off of the loan, but will simply reduce the total number of payments to be made.

Unpaid leave of Absence. A Participant with an outstanding Participant loan may suspend loan payments to the plan for up to 12 months for any period during which the Participant is on an unpaid leave of absence. Upon the Participant’s return to employment (or after the end of the 12-month period, if earlier), the Participant’s outstanding loan will be re-amortized over the remaining period of such loan to make up for the missed payments. The re-amortized loan may extend beyond the original loan term so long as the loan is paid in full by the earliest of: (1) the date which is five (5) years from the original date of the loan (or the end of the suspension, if sooner), or (2) the original loan repayment deadline (or the end of the suspension period, if later) plus the length of the suspension period.

Military leave. A Participant with an outstanding Participant loan also may suspend loan payments for any period such Participant is on military leave. Upon the Participant’s return from military leave (or the expiration of five years from the date the Participant began his/her military leave, if earlier), loan payments will recommence under the amortization schedule in effect prior to the Participant’s military leave, without regard to the five-year maximum loan repayment period. Alternatively, the loan may be reamortized to require a different level of loan payment, as long as the amount and frequency of such payments are not less than the amount and frequency under the amortization schedule in effect prior to the Participant’s military leave. Military leave personnel with loans will have further rights as determined by the Soldiers and Sailors Civil Relief Act of 1940 (generally limiting to 6% the annual percentage rate chargeable on loans during periods of military leave).

Loan Limitations. A Participant loan may not be made to the extent such loan (when added to the outstanding balance of all other loans made to the Participant) exceeds the lesser of:

(a)	$50,000 (reduced by the excess, if any, of the Participant’s highest outstanding balance of loans from the plan during the one-year period ending on the day before the date on which such loan is made, over the Participant’s outstanding balance of loans from the plan as of the date such loan is made) or

(b)

One-half ( 1/2) of the Participant’s vested Account Value, determined as of the valuation date coinciding with or immediately preceding such loan, adjusted for any contributions or distributions made since such valuation date.

The minimum loan amount is as specified in the Contract, or if not specified, as determined by Prudential and permitted under applicable law. For purposes of this limit, an “outstanding loan” includes a loan for which a “deemed distribution” has occurred, following the borrower’s default and pursuant to applicable law, unless the borrower repays the outstanding balance of the defaulted loan (including accrued interest through the date of repayment).

This maximum is set by federal tax law and applies to all loans from any plans of the Employer, including all annuity contracts offered under such plans. In applying the limitations under this section, all plans maintained by the Employer are aggregated and treated as a single plan. In addition, any assignment or pledge of any portion of the Participant’s interest in the plan and any loan, pledge, or assignment with respect to any insurance contract purchased under the plan will be treated as loan under this section. Since Prudential cannot monitor a Participant’s loan activity relating to other plans offered to the Participant, or loan activity under annuity contracts not issued by Prudential, it is the Participant’s responsibility to do so. Provided that a Participant adheres to these limitations, the loan will not be treated as a taxable distribution. If, however, the Participant defaults on the loan by, for example, failing to make required payments, the defaulted loan amount will be treated as a taxable distribution. In that event, Prudential will send the appropriate tax information to the Participant and the Internal Revenue Service. Only one outstanding loan is allowed per Participant. A Participant may not renegotiate a loan.

Segregated Investment. A Participant loan is treated as a segregated investment on behalf of the individual Participant for whom the loan is made. If the Contract does not specify procedures designating the type of contributions from which the Participant loan will be made, such loan is deemed to be made on a proportionate basis from each type of contribution.

Unless requested otherwise on the Participant’s loan application, a Participant loan will be made equally from all investment funds in which the applicable contributions are held. A Participant or Beneficiary may direct the trustee, on his/her loan application, to withdraw the Participant loan amounts from a specific investment fund or funds, if the employer’s plan permits. Unless specified otherwise in the Contract, loan repayments will be invested according to the Participant’s investment allocation for current contributions unless otherwise elected by the Participant.

Procedures for Loan Default. If the plan does not receive payment on a loan on a timely basis for whatever reason, regardless of whether the borrower normally makes repayment by salary deduction or direct payment, the loan will be considered in default unless payment is made within a grace period. The grace period will be the 90 day period after each due date (unless a shorter grace period is dictated by your plan), but may be extended by determination of Prudential, to the date the late payment is actually made for specific causes that are beyond the Participant’s control and are consistently determined and applied on a nondiscriminatory basis. In no event may the grace period extend beyond the end of the calendar quarter following the calendar quarter in which the payment was originally due.

Loans default upon a determination by Prudential, consistently determined and applied on a nondiscriminatory basis, due to the following:

(a)	Failure to pay on time (including within any grace period allowed under loan procedures used for the plan);

(b)	Death of the Participant;

(c)	Failure to pay on time any other or future debts to the plan;

(d)	Any statement or representation by the Participant in connection with the loan which is false or incomplete in any material respect;

(e)	Failure of the Participant to comply with any of the terms of the promissory note and other loan documentation;

(f)	When the Participant becomes insolvent or bankrupt.

If a Participant defaults on a Participant loan, the plan may not offset the Participant’s Account Value until the Participant is otherwise entitled to an immediate distribution of the portion of the Account Value that will be offset and such amount being offset is available as security on the loan. For this purpose, a loan default is treated as an immediate distribution event to the extent the law does not prohibit an actual distribution of the type of contributions which would be offset as a result of the loan default. The Participant may repay the outstanding balance of a defaulted loan (including accrued interest through the date of repayment) at any time.

Pending the offset of a Participant’s Account Value following a defaulted loan, the following rules apply to the amount in default. Post default interest accrual on a defaulted loan applies to loans initiated after December 31, 2001.

(a)	Interest continues to accrue on the amount in default until the time of the loan offset or, if earlier, the date the loan repayments are made current or the amount is satisfied with other collateral.

(b)	A subsequent offset of the amount in default is not reported as a taxable distribution, except to the extent the taxable portion of the default amount was not previously reported by the plan as a taxable distribution.

The post-default accrued interest included in the loan offset is not reported as a taxable distribution at the time of the offset.

Loan repayments may continue beyond termination of employment, if allowed under the terms of your retirement plan. Otherwise, if permitted under the terms of the plan, on or about May 29, 2012, a loan will default when the Participant who has terminated employment, either first takes a distribution of any portion of the Account Value, or the grace period has expired.

A Participant may not request a direct rollover of the loan note.

Modified Procedures

Under certain Contracts, the Contractholder or a third party acting on their behalf provides record keeping services that would otherwise be performed by Prudential. Such Contracts may require procedures somewhat different than those set forth in this prospectus. For example, such Contracts may require that contribution allocation requests, withdrawal requests, and/or transfer requests be directed to the Contract’s record keeper rather than Prudential. The record-keeper is the Contractholder’s agent, not Prudential’s agent. Accordingly, transactions will be processed and priced as of the end of the Valuation Period in which Prudential receives appropriate instructions and/or funds from the record-keeper. The Contract will set forth any such different procedures.

CHARGES, FEES AND DEDUCTIONS

Administrative Fee and Annual Account Charge

Prudential imposes an administrative fee to compensate for the expenses incurred in administering the Contracts. This includes such things as issuing the Contract, establishing and maintaining records, and providing reports to Contractholders and Participants. Prudential deducts this fee daily from the assets in each of the Subaccounts at a maximum effective annual rate of 0.85% for Contracts other than the Small Plan Contract, and at a maximum effective annual rate of 1.05% for the Small Plan Contracts. For Contracts other than the Small Plan Contract, Prudential may reduce the administrative fee if warranted by economies of scale or other pertinent factors.

Prudential deducts an annual account charge for recordkeeping and other administrative services pro rata from each Participant Account or bills this charge directly to the Employer. This annual account charge is payable to Prudential. With respect to Contracts other than the Small Plan Contract, Prudential imposes this charge on the last Business Day of each calendar year as long as the Participant still has money invested in the Subaccounts and the Guaranteed Interest Account. With respect to the Small Plan Contract, Prudential assesses the annual account charge either:

•	quarterly, on or about 14 days after the end of each quarter, or

•	annually, on the last Business Day of the calendar year.

With respect to Contracts other than the Small Plan Contract, Prudential will pro rate the annual account charge for new Participants for the first year of their participation, based on the number of full months remaining in the calendar year after the first contribution is received. With respect to the Small Plan Contract, Prudential will not pro rate the annual account charge for new Participants. With respect to Contracts other than the Small Plan Contract, if a Participant Account is canceled before the end of the year, Prudential will impose the charge on the date that the Participant Account is canceled (and the charge will not be pro rated if this occurs during the year in which the first contribution is made to the Participant Account). Prudential will not impose the annual account charge, however, upon the cancellation of a Participant Account to purchase an annuity under a Contract if the annuity becomes effective on January 1 of any year. After a cancellation, the Participant may again participate in the Contract only as a new Participant, and will be subject to a new annual account charge.

For all Contracts, the aggregate annual account charge for each Participant will not be greater than $32. With respect to Contracts other than the Small Plan Contract, Prudential will first assess the charge against the

Participant Account Value under the Guaranteed Interest Account (if available). If the Participant is not invested in the Guaranteed Interest Account, or if the Participant does not have enough money in such an option to pay the charge, Prudential will then assess the charge against any one or more of the Subaccounts in which the Participant is invested. With respect to the Small Plan Contract, the aggregate annual account charge may be paid directly by the Participant’s Employer, or may be deducted from a Participant’s Account Value pro rata from each of the Participant’s Subaccounts. Prudential may waive or eliminate the annual account charge where its costs of administration are less. Such lesser costs may be attributable to economies of scale associated with the amount of the Contractholder’s Plan assets and the fact that the Contractholder itself performs administrative services that Prudential otherwise would perform.

Charge for Assuming Mortality and Expense Risks

Prudential makes a deduction daily from the assets of each of the Subaccounts as compensation for assuming the risk that our estimates of longevity and of the expenses we expect to incur over the lengthy periods that the Contract may be in effect will turn out to be incorrect. Prudential assesses the charge daily at an annual rate of 0.15% of the assets held in the Subaccounts for all of the Contracts.

Expenses Incurred by the Funds

Participants indirectly bear the charges and expenses of the Funds. Details about investment management fees and other Fund expenses are available in the accompanying prospectuses for the Funds and the related statements of additional information.

Withdrawal Charge

Effective October  1, 2009, Prudential has waived the withdrawal charge for all contracts.

Loan Fee

A loan application fee of up to $75.00 will be charged for each new loan, which amount is not refundable. In addition, there is an annual loan maintenance fee of up to $60.00 which amount will be deducted from a Participant’s account. This annualized loan maintenance fee will be pro rated based on the number of full months that the loan is outstanding, and we generally deduct it quarterly. Under certain Contracts, we will deduct the loan maintenance fee annually. With respect to Contracts other than the Small Plan Contract, Prudential will deduct the loan maintenance charge first against the Participant Account Value under the Guaranteed Interest Account (if available). If the Participant is not invested in the Guaranteed Interest Account, or if the Participant does not have enough money in such an option to pay the charge, Prudential will then deduct the charge against any one or more of the Subaccounts in which the Participant is invested. With respect to the Small Plan Contract, Prudential will deduct the loan maintenance fee pro rata from each of the Participant’s Subaccounts. For additional information about loans, turn to the “Loan Program” section of this prospectus.

Aggregate Nature of Charges

The charges under the Contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contracts. If, as we expect, the charges that we collect from the Contracts exceed our total costs in connection with the Contracts, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract.

Taxes Attributable to Premium

There are federal, state and local premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. Some of these taxes are due when the contract is issued, others are due when the annuity payments begin. It is our current practice not to deduct a charge for state premium taxes until annuity payments begin. In the states that impose a premium tax, the current rates range up to 3.5%. It is also our current practice not to deduct a charge for the federal deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.

REQUESTS, CONSENTS AND NOTICES

The way you provide all or some requests, consents, or notices under a Contract (or related agreement or procedure) may include telephone access to an automated system, telephone access to a staffed call center, or internet access through www.prudential.com/online/retirement, as well as traditional paper. Prudential reserves the right to vary the means available from Contract to Contract, including limiting them to electronic means, by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants. If electronic means are authorized, you will automatically be able to use them.

Prudential also will be able to use electronic means to provide notices to you, provided your Contract or other agreement with the Contractholder does not specifically limit these means. Electronic means will only be used, however, when Prudential reasonably believes that you have effective access to the electronic means and that they are allowed by applicable law. Also, you will be able to receive a paper copy of any notice upon request.

For your protection and to prevent unauthorized exchanges, telephone calls and other electronic communications will be recorded and stored, and you will be asked to provide your personal identification number or other identifying information before any request will be processed. Neither Prudential nor our agents will be liable for any loss, liability, or cost which results from acting upon instructions reasonably believed to be authorized by you.

During times of extraordinary economic or market changes, electronic and other instructions may be difficult to implement.

Prudential does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic facsimile, Internet or any other electronic means are unavailable or delayed. Prudential reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

Some states, retirement programs, or Contractholders may not allow these privileges, or allow them only in modified form.

FEDERAL TAX STATUS

The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. Participants and Contractholders should consult a qualified tax adviser for complete information and advice.

Same-Gender Spouse, Civil Union and Domestic Partner Considerations

This discussion includes a description of certain spousal rights under the Contract and under tax-qualified plans. Certain spousal rights under the Contract, and our administration of such spousal rights and related tax reporting comport with our understanding of the Defense of Marriage Act (which defines a “marriage” as a legal union between a man and a woman and a “spouse” as a person of the opposite sex). Depending on the state in which your annuity is issued, we may offer certain spousal benefits to civil union couples, domestic partners or same-sex marriages. You should be aware, however, that federal tax law does not recognize civil union couples, domestic partners or marriage spouses of the same sex. Please note there may be federal tax consequences at the death of the first same-sex civil union partner, domestic partner or spouse.

Annuity Qualification

This discussion assumes the Contracts will be treated as annuity contracts for federal income tax purposes. In order to qualify for the tax rules applicable to annuity contracts, the assets underlying the Contracts must be diversified according to certain rules. For further detail on diversification requirements, see Dividends, Distributions and Taxes in the attached prospectus for the Prudential Series Fund. Tax rules also require that Prudential must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. Treasury Department regulations do not provide guidance concerning the extent to which Participants may direct investments in the particular investment options without causing Participants, instead of Prudential, to be considered the owner of the underlying assets. Prudential believes the Contracts are annuity contracts under the tax rules. Prudential, therefore, reserves the right to make any changes it deems necessary to assure that the Contracts qualify as annuity contracts for tax purposes. Any such changes will apply uniformly to affected Participants and will be made with such notice to affected Participants as is feasible under the circumstances. For Contracts funding retirement plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, such changes will be made only upon consent of the plan fiduciary.

Tax-Qualified Retirement Arrangements Using The Contracts

The Contracts may be used with qualified pension and profit sharing plans, plans established by self-employed persons (“Keogh plans”), simplified employee pension plans (“SEPs”), Individual retirement plan accounts (“IRAs”), Roth IRAs, and Section 403(b) tax-deferred annuities (“TDAs”). The Contracts may be used with defined contribution annuity plans qualifying for federal tax benefits under Section 403(c) of the Code (“Section 403(c) annuities”). The Contracts may also be used with certain deferred compensation plans of a state or local government or a tax-exempt organization (called “Section 457 Plans” after the Internal Revenue Code section that governs their structure). Where employer plans permit, the Contract may also be used for Roth Accounts. The provisions of the tax law that apply to these retirement arrangements that may be funded by the Contracts are complex, and Participants are advised to consult a qualified tax adviser.

You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

The tax rules for such plans involve, among other things, limitations on contributions and required minimum distribution provisions. Tax-exempt organizations or governmental employers considering the use of the Contracts to fund or otherwise provide deferred compensation to their employees should consult with a qualified tax adviser concerning these specific requirements.

Contributions

In general, assuming that the requirements and limitations of tax law applicable to the particular type of plan are adhered to by Participants and Employers, contributions made under a retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year.

Contributions to a Roth IRA are subject to certain limits, and are not deductible for federal income tax purposes. Contributions to a Roth account under an employer plan or to a Section  403(c) annuity are not deductible.

Earnings

Under the retirement programs with which the Contracts may be used, federal income tax currently is not imposed upon the investment income and realized gains earned by the Subaccounts in which the contributions have been invested until a distribution or withdrawal is received.

Distributions or Withdrawals

When a distribution or withdrawal is received, either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement, all or a portion of the distribution or withdrawal is normally taxable as ordinary income. In some cases, the tax on lump sum distributions may be limited by a special income-averaging rule. The effect of federal income taxation depends largely upon the type of retirement plan and a generalized description, beyond that given here, is not particularly useful. Careful review of tax law applicable to the particular type of plan is necessary.

Furthermore, premature distributions or withdrawals may be restricted or subject to a tax penalty. Participants contemplating a withdrawal should consult a qualified tax adviser.

Under a Roth IRA, distributions are generally not taxable for federal income tax purposes if they are made after attainment of age 59 1/2 or for certain other reasons and if the individual had a Roth IRA in effect for at least five tax years. Distributions from a Roth account under an employer plan are taxed similarly.

Required Minimum Distribution Rules

In general, distributions from qualified retirement arrangements and Section 457 Plans must begin by the “Required Beginning Date” which is April 1 of the calendar year following the later of (1) the year in which the Participant attains age 70 1/2 or (2) the Participant retires (retirement date not applicable to IRAs). The following exceptions apply:

•	For a TDA, only benefits accruing after December 31, 1986 must begin distribution by the Required Beginning Date.

•	Roth IRAs are not subject to these pre-death required minimum distribution rules.

Distributions that are made after the Required Beginning Date must generally be made in the form of an annuity for the life of the Participant or the lives of the Participant and his designated beneficiary, or over a period that is not longer than the life expectancy of the Participant or the life expectancies of the Participant and his designated beneficiary.

Distributions to beneficiaries are also subject to required minimum distribution rules. If a Participant dies after the Required Beginning Date, but before his entire interest in his Participant Account has been distributed and did not designate a beneficiary, his remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the Participant’s date of death. If the Participant dies before distributions have begun (or are treated as having begun) and did not designate a beneficiary, the entire interest in his Participant Account generally must be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. Alternatively, if there is a designated beneficiary, payment of the entire interest generally must begin no later than December 31 of the calendar year immediately following the year in which the Participant dies and continue for the beneficiary’s life or a period not exceeding the beneficiary’s life expectancy. Special rules apply where the deceased Participant’s spouse is his designated beneficiary. A designated beneficiary may elect to apply the rules for no designated beneficiary, if they would provide a smaller payment requirement.

As of 2007, non-spouse beneficiaries are permitted to roll death benefits to an IRA from a qualified retirement plan, a §457 governmental plan, a §403(b) TDA or an IRA. The IRA receiving the death benefit must be titled and treated as an “inherited IRA”. A non-spouse beneficiary may also roll death benefits to an “inherited Roth IRA”, subject to the income limits for Roth conversions. The Required Minimum Distribution rules regarding non-spouse beneficiaries continue to apply.

An excise tax applies to Participants or beneficiaries who fail to take the required minimum distribution in any calendar year.

The Worker, Retiree and Employer Recovery Act of 2008 suspended required minimum distributions for 2009 for IRAs and certain defined contribution plans. If the beneficiary elects to receive full distribution by December 31 of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31 of the six year anniversary of the date of death where the death of the owner/participant occurred prior to 2009.

Special Considerations Regarding Exchanges Involving 403(b) Arrangements

Recent IRS regulations may affect the taxation of 403(b) tax deferred annuity contract exchanges. Annuity contract exchanges are a common non-taxable method to exchange one tax deferred annuity contract for another. The IRS has issued regulations that may impose restrictions on your ability to make such an exchange. The regulations are generally effective in 2009. We accept exchanges only if we have entered into an information-sharing agreement or its functional equivalent, with the applicable employer or its agent. We make such exchanges only if your employer confirms that it has entered into an information-sharing agreement or its functional equivalent with the issuer of the other annuity contract. This means that if you request an exchange we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive confirmation from your employer.

Section 403(c) Annuity Arrangements Using the Contracts

Contributions to Section 403(c) annuities are neither deductible nor subject to tax law limitations on their amount. Federal income tax currently is not imposed upon the investment income and realized gains earned by the Subaccounts in which contributions have been invested until a distribution or withdrawal is received. When a distribution or withdrawal is received, either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement, a portion of the distribution or withdrawal is taxable as ordinary income. Section 403(c) annuities are subject to neither the Required Minimum Distribution Rules described above nor to the rules described below as Penalty Taxes on Withdrawals and Annuity Payments and Required Distributions Upon Death of Participant.

ERISA Considerations

Employer involvement and other factors will determine whether a Contract is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). If applicable, ERISA and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Contract. This information has to do primarily with the fees, charges, discounts and other costs related to the Contract, as well as any commissions paid to any agent selling the Contract.

Information about any applicable fees, charges, discounts, penalties or adjustments may be found under the “Charges, Fees and Deductions” section.

Information about sales representatives and commissions may be found under the “Other Information” and “Sale of the Contract and Sales Commissions” section.

In addition, other relevant information required by the exemptions is contained in the Contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

The U.S. Department of Labor considers certain types of employer actions under a section 403(b) program to be inconsistent with the program not being subject to ERISA. Among these are employer approval of participant requests for loans and hardship withdrawals both of which reasonably may be necessary to comply with restrictions imposed by Section 403(b) of the Code. If an employer that is a tax exempt entity does not inform us that it will approve participant requests for loans and hardships, such transactions may not be available to participants using funds held under the Contracts. An individual employed by a tax exempt entity should check with his or her employer to determine whether loans and hardship withdrawals are available using funds held under the Contracts.

Taxes Payable by Participant

Prudential believes the Contracts are annuity contracts for tax purposes. Accordingly, as a general rule, Participants should not pay any tax until money is received under the Contracts. Generally, annuity contracts issued by the same company (and affiliates) to a Participant during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

Taxes on Withdrawals and Surrender

If a Participant makes a withdrawal from the Contract or surrenders it before annuity payments begin, the amount received will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn.

If a Participant assigns or pledges all or part of the Contract as collateral for a loan, the part assigned or pledged will be treated as a withdrawal. Also, if a Participant elects an interest payment option, this will be treated, for tax purposes, as a surrender of the Contract.

If a Participant transfers the Contract for less than full consideration, such as by gift, tax will be triggered on the gain in the Contract. This rule does not apply to transfers to a spouse or, in most circumstances, transfers made incident to divorce.

Taxes on Annuity Payments

A portion of each annuity payment a Participant receives will be treated as a partial return of purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment received by a fraction, the numerator of which is the purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Contract.

After the full amount of the purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of the purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

Tax Penalties on Withdrawals and Annuity Payments

Any taxable amount received under the Contract may be subject to a 10 percent tax penalty. Amounts are not subject to this penalty tax if:

•	the amount is paid on or after age 59 1/2 or the death of the Participant;

•	the amount received is attributable to the Participant becoming disabled;

•	the amount paid or received is in the form of level payments not less frequently than annually for life (or a period not exceeding life expectancy); or

•	the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

Generally, if the lifetime payment stream is modified (other than as a result of death or disability) before age 59 1/2 (or before the end of the five year period beginning with the first payment and ending after age 59 1/2), the tax for the year of modification will be increased by the penalty tax that would have been imposed without the exception, plus interest for the deferral. There are three approved methods for calculating the amount of the payments in the payment stream. In Revenue Ruling 2002-62, the IRS has indicated that a taxpayer may make a one-time switch to the “required minimum distribution method” from either of the other two methods without being deemed to have modified the series of payments.

Taxes Payable by Beneficiaries

Generally, the same tax rules apply to amounts received by a beneficiary as those set forth above with respect to a Participant. The election of an annuity payment option instead of a lump sum death benefit may defer taxes. Certain required minimum distribution rules apply upon the death of a Participant, as discussed further below.

Required Distributions upon Death of Participant

For non-qualified annuity arrangements certain distributions must be made under the Contract upon the death of a Participant. The required distributions depend on whether the Participant dies on or before the start of annuity payments under the Contract or after annuity payments are started under the Contract. For Qualified Plans, see “Required Minimum Distribution Rules” previously discussed in this section.

If the Participant dies on or after the annuity date, and did not designate a beneficiary, the remaining portion of the interest in the Contract must be distributed at least as rapidly under the method of distribution being used as of the date of death. If a Participant dies before the annuity date, the entire interest in the Contract must be distributed within 5 years after the date of death. However, if the Participant designated a beneficiary, the designated beneficiary may select an annuity payment option with payments to begin with 1 year of the death of the Participant. The value of the Contract may be distributed under an annuity option over the beneficiary’s life or a period not exceeding the beneficiary’s life expectancy. The designated beneficiary is the person to whom ownership of the Contract passes by reason of death, and must be a natural person.

If any portion of the Contract is payable to (or for the benefit of) a Participant’s surviving spouse, such portion of the Contract may be continued with the spouse as the owner.

As of 2007, non-spouse beneficiaries are permitted to roll death benefits to an IRA from a qualified retirement plan, a §457 governmental plan, a §403(b) TDA or an IRA. Such plans are not required to offer non-spouse rollovers but if they do the rollover must be a direct trustee to IRA rollover. For plan years beginning after December 31, 2009, employer plans are required to be amended to permit such rollovers. The IRA receiving the death benefit must be titled and treated as an “inherited IRA”. A non-spouse beneficiary may also roll death benefits to an “inherited Roth IRA”, subject to the income limits for Roth conversions. The Required Minimum Distribution rules regarding non-spouse beneficiaries continue to apply.

The Worker, Retiree and Employer Recovery Act of 2008 suspended Required Minimum Distributions for 2009 for IRAs and certain defined contribution plans. If the beneficiary elects to receive full distribution by December 31 of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31 of the six year anniversary of the date of death.

Withholding

Taxable amounts distributed from annuity contracts in nonqualified annuity arrangements are subject to tax withholding. Participants may generally elect not to have tax withheld from payments. The rate of withholding on annuity payments will be determined on the basis of the withholding certificate filed with Prudential. Absent these elections, Prudential will withhold the tax amounts required by the applicable tax regulations. Participants may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient. Participants who fail to provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding.

In addition, certain distributions from qualified plans, which are not directly rolled over or transferred to another eligible qualified plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (1) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated beneficiary; or (2) distributions for a specified period of 10 years or more; (3) distributions required as minimum distributions; or (4) hardship distribution of salary deferral amounts. Amounts that are received under a Contract used in connection with a Section 457 Plan are treated as wages for federal income tax purposes and are, thus, subject to general withholding requirements.

Taxes on Prudential

Although the Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Subaccounts invested in the Funds are taxed as part of the operations of Prudential. No charge is being made currently against those Subaccounts for company federal income taxes. Prudential will review the question of a charge to the Subaccounts invested in the Funds for company federal income taxes periodically. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Subaccount assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Subaccount contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges paid under the contract. We reserve the right to change these tax practices.

EFFECTING AN ANNUITY

Subject to the restrictions on withdrawals from tax-deferred annuities subject to Section 403(b) of the Code, and subject to the provisions of the retirement arrangement that covers him or her, a Participant may elect at any time to have all or a part of his or her interest in the Participant Account used to purchase a fixed dollar annuity under the Contracts. The Contracts do not provide for annuities that vary with the investment results of any Subaccount. Withdrawals from the Participant Account that are used to purchase a fixed dollar annuity under the Contracts become part of Prudential’s General Account, which supports insurance and annuity obligations.

In electing to have an annuity purchased, the Participant may select from the forms of annuity described below, unless the retirement arrangement covering the Participant provides otherwise. The annuity is purchased on the first day of the month following receipt by Prudential of proper written notice on a form approved by Prudential that the Participant has elected to have an annuity purchased, or on the first day of any subsequent month that the Participant designates.

Prudential generally will make the first monthly annuity payment within one month of the date on which the annuity is purchased.

For contracts held in connection with certain types of retirement arrangements, please note that if a Participant is married at the time payments commence, the Participant may be required by federal law to choose an income option that provides at least a 50 percent joint and survivor annuity to the Participant’s spouse, unless the Participant’s spouse waives that right. Similarly, if the Participant is married at the time of the Participant’s death, federal law may require all or a portion of the death benefit to be paid to the Participant’s spouse, even if the Participant designated someone else as the Participant’s beneficiary. For more information, consult the terms of your retirement arrangement. A “qualified joint and survivor annuity” is an annuity for the Participant’s lifetime with at least 50% of the amount payable to the Participant continued after the Participant’s death to his or her spouse, if then living.

Once annuity payments begin, the annuitant cannot surrender his or her annuity benefit and receive a one sum payment.

We make the following forms of annuity available to Participants.

Life Annuity with Payments Certain

This is an immediate annuity payable monthly during the lifetime of the annuitant. Prudential guarantees that if, at the death of the annuitant, payments have been made for less than the period certain (which may be 60, 120, 180, or 240 months, as selected by the annuitant), they will be continued during the remainder of the selected period to his or her beneficiary.

Annuity Certain

This is an immediate annuity payable monthly for a period certain which may be 60, 120, 180, or 240 months, as selected by the annuitant. If the annuitant dies during the period certain, we will continue payments in the same amount the annuitant was receiving to his or her beneficiary. We make no further payments after the end of the period certain.

Joint and Survivor Annuity with Payments Certain

This is an immediate annuity payable monthly during the lifetime of the annuitant with payments continued after his or her death to the contingent annuitant, if surviving, for the latter’s lifetime. Until the selected number of payments certain have been paid, payments made to the contingent annuitant after the annuitant’s death are the same as those the annuitant was receiving. After the selected number of period certain payments have been made, the payments continued to the contingent annuitant will be a percentage of the monthly amount paid to the annuitant such as 33 1/3%, 50%, 66 2/3%, or 100% as selected by the annuitant. The amounts of each payment made to the annuitant will be lower as the percentage he or she selects to be paid to the contingent annuitant is higher. If both the annuitant and the contingent annuitant die during the period certain (which may be 60, 120, 180, or 240 months, as selected by the annuitant), we will continue payments during the remainder of the period certain to the properly designated beneficiary.

We may make other forms of annuity available under the Contracts. The retirement arrangement under which the Participant is covered may restrict the forms of annuity that a Participant may elect.

If the dollar amount of the first monthly annuity payment is less than the minimum amount specified in the Contract, or if the beneficiary is other than a natural person receiving payments in his or her own right, Prudential may elect to pay the commuted value of the unpaid payments certain in one sum.

Purchasing the Annuity

If, as a result of a withdrawal to purchase an annuity, the Participant Account has been reduced to zero, Prudential deducts the full annual account charge, unless the annuity becomes effective on January 1 of any year. Prudential applies the resulting amount, less any applicable taxes, to the appropriate annuity purchase rate determined in accordance with the schedule in the Contract at the time the annuity is purchased. However, Prudential may determine monthly payments from schedules of annuity purchase rates providing for larger payments than the rates shown in the Contract.

Prudential guarantees the schedule of annuity purchase rates in a Contract for ten years from the date the Contract is issued. If at any time after a Contract has been in effect for ten years, we modify the schedule of annuity purchase rates, the modification is also guaranteed for ten years. A change in the schedule of annuity purchase rates used for an annuity certain with 180 payments or less, as described above, will apply only to amounts added to a Participant Account after the date of change. A change in any other schedule will apply to all amounts in a Participant Account.

Spousal Consent Rules for Certain Retirement Plans

Spousal consent rules may apply to retirement plans intended to satisfy Section 401(a) of the Code and plans subject to ERISA.

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

Defined Benefit Plans and Money Purchase Pension Plans—If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (“QJSA”), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death.

Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (“QPSA”). If the plan pays death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities)—Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

IRAs, non-ERISA 403(b) Annuities, and 457 Plans—Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated beneficiary.

OTHER INFORMATION

Misstatement of Age or Sex

If an annuitant’s stated age or sex (except where unisex rates apply) or both are incorrect, we will change each benefit and the amount of each annuity payment to that which the total contributions would have bought for the correct age and sex. Also, we will adjust for the amount of any overpayments we have already made.

Sale of the Contract and Sales Commissions

Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., is the distributor and principal underwriter of the securities offered through this prospectus. PIMS acts in this same capacity for a number of annuity and life insurance products we and our affiliates offer. PIMS was organized in 1996 under Delaware law, is registered as a broker and dealer under the Securities Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority (“FINRA”). PIMS’ principal business address is Gateway Center Three, 14th Floor, Newark, NJ 07102-4077.

PIMS may enter into distribution agreements with broker/dealers who are registered under the Exchange Act and with entities that may offer the Contact but are exempt from registration (firms). Applications for the Contract may be solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PIMS may offer the Contract directly to potential purchasers.

During 2011, 2010 and 2009, $520,078, $526,880 and $478,385, respectively, were paid to PIMS for its services as principal underwriter. PIMS retained none of those commissions.

We pay the broker-dealer whose registered representatives sell the Contract either:

•	a commission of up to 3.0% of your purchase payments; or

•

a combination of a commission on purchase payments and a “trail” commission-which is a commission determined as a percentage of your Account value that is paid periodically over the life of your Contract.

The individual registered representatives would receive a portion of the compensation, depending on the practice of his or her firm.

We may also provide compensation to the firm for providing ongoing service in relation to the Contract. Commissions and other compensation paid in relation to the Contract do not result in any additional charge to you or to the Separate Account not described in this prospectus. In addition, in an effort to promote the sale of our products (which may include the placement of Prudential, affiliates of Prudential and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or our affiliates, including PIMS, may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Contract’s features; conducting due diligence or analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval to PIMS. A list of firms that PIMS paid pursuant to such arrangements, if any, related to the sale of variable annuities, is provided in the Statement of Additional Information, which is available upon request.

To the extent permitted by FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different group annuity contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PIMS, and will not result in any additional charge to you not described in this prospectus. Overall compensation paid to firms does not exceed, based on actuarial assumptions, 8% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by other Prudential business units.

Voting Rights

As stated above, all of the assets held in the Subaccounts of the Discovery Account are invested in shares of the corresponding Funds. Prudential is the legal owner of those shares. As such, Prudential has the right to vote on any matter voted on at any shareholders meetings of the Funds. However, as required by law, Prudential votes the shares of the Funds at any regular and special shareholders meetings the Funds are required to hold in accordance with voting instructions received from Participants. The Funds may not hold annual shareholders meetings when not required to do so under the laws of the state of their incorporation or the Investment Company Act of 1940. Fund shares for which no timely instructions from Participants are received, and any shares owned directly or indirectly by Prudential, are voted in the same proportion as shares in the respective portfolios for which instructions are received. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Prudential to vote shares of the Funds in its own right, it may elect to do so. For some Plans, the Contractholder (rather than the Participants) will vote.

Generally, Participants may give voting instructions on matters that would be changes in fundamental policies and any matter requiring a vote of the shareholders of the Funds. With respect to approval of the investment advisory agreement or any change in a portfolio’s fundamental investment policy, Participants participating in such portfolios will vote separately on the matter, as required by applicable securities laws.

The number of Fund shares for which a Participant may give instructions is determined by dividing the portion of the value of the Participant Account derived from participation in a Subaccount, by the value of one share in the corresponding portfolio of the applicable Fund. The number of votes for which you may give Prudential instructions is determined as of the record date chosen by the Board of the applicable Fund. We furnish you with proper forms and proxies to enable you to give these instructions. We reserve the right to modify the manner in which the weight to be given to voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.

Prudential may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Funds’ portfolios, or to approve or disapprove an investment advisory contract for a Fund. If we do disregard voting instructions, we will advise you of that action and our reasons for such action in the next annual or semi-annual report.

Substitution of Fund Shares

We may substitute one or more of the underlying portfolios held by the Subaccounts. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. Contractholders and Participants will be given specific notice in advance of any substitution we intend to make. For Contracts funding plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, no substitution will be made without the consent of the plan fiduciary.

Reports to Participants

Prudential will send Participants, at least annually, reports showing as of a specified date the amounts credited to them in the Subaccounts of the Discovery Account. We also will send Participants in certain plans annual and semi-annual reports for the applicable Funds.

State Regulation

Prudential is subject to regulation by the Department of Banking and Insurance of the State of New Jersey as well as by the insurance departments of all the other states and jurisdictions in which it does business. Prudential must file an annual statement in a form promulgated by the National Association of Insurance Commissioners. This annual statement is reviewed and analyzed by the New Jersey Department, which makes an independent computation of Prudential’s legal reserve liabilities and statutory apportionments under its outstanding contracts. New Jersey law requires a quinquennial examination of Prudential to be made. Examination involves an extensive audit including, but not limited to, an inventory check of assets and sampling techniques to check the performance by Prudential of its contracts. This regulation does not involve any supervision or control over the investment policies of the Subaccounts or over the selection of investments for them, except for verification of the compliance of Prudential’s investment portfolio with any applicable provisions of New Jersey law.

The laws of New Jersey also contain special provisions which relate to the issuance and regulation of contracts on a variable basis. These laws set forth a number of mandatory provisions which must be included in contracts on a variable basis and prohibit such contracts from containing other specified provisions. The Department may initially disapprove or subsequently withdraw approval of any contract if it contains provisions which are “unjust, unfair, inequitable, ambiguous, misleading, likely to result in misrepresentation or contrary to law.” New Jersey also can withhold or withdraw approval if sales are solicited by communications which involve misleading or inadequate descriptions of the provisions of the contract.

In addition to the annual statement referred to above, Prudential is required to file with New Jersey and other states a separate statement with respect to the operations of all its variable contracts accounts, in a form promulgated by the National Association of Insurance Commissioners.

Litigation

Prudential is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of Prudential’s businesses and operations that are specific to it and proceedings that are typical of the businesses in which it operates, including in both cases businesses that have been either divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

In January 2012, a qui tam action on behalf of the State of Illinois, Total Asset Recovery Services v. Met Life Inc, et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Holdings, LLC, filed in the Circuit Court of Cook County, Illinois, was served on Prudential. The complaint alleges that Prudential failed to escheat life insurance proceeds to the State of Illinois in violation of the Illinois False Claims Whistleblower Reward and Protection Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In March 2012, a qui tam action on behalf of the State of Minnesota, Total Asset Recovery v. MetLife Inc., et al., Prudential Financial Inc., The Prudential Insurance Company of America and Prudential Holdings, Inc., filed in the Fourth Judicial District, Hennepin County, in the State of Minnesota, was served on Prudential. The complaint alleges that Prudential failed to escheat life insurance proceeds to the State of Minnesota in violation of the Minnesota False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs.

In January 2012, a Global Resolution Agreement entered into by Prudential and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contract holders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by Prudential to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires Prudential to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in Prudential’s practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

Prudential is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York Department of Insurance (“NYDOI”) has requested that 172 life insurers (including Prudential) provide data to the NYDOI regarding use of the SSMDF. The New York Office of Unclaimed Funds recently notified Prudential that it intends to conduct an audit of Prudential’s compliance with New York’s unclaimed property laws. The Minnesota Attorney General has also requested information regarding Prudential’s use of the SSMDF and its claim handling procedures and Prudential is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February 2012, the Massachusetts Office of the Attorney General requested information regarding Prudential’s unclaimed property procedures.

From July 2010 to December 2010, four purported nationwide class actions were filed challenging the use of retained asset accounts to settle death benefit claims of beneficiaries of a group life insurance contract owned by the United States Department of Veterans Affairs (“VA Contract”) that covers the lives of members and veterans of the U.S. armed forces. In 2011, the cases were consolidated in the United States District Court for the District of Massachusetts by the Judicial Panel for Multi-District Litigation as In re Prudential Insurance Company of America SGLI/VGLI Contract Litigation. The consolidated complaint alleges that the use of the retained assets accounts that earn interest and are available to be withdrawn by the beneficiary, in whole or in part, at any time, to settle death benefit claims is in violation of federal law, and asserts claims of breach of contract, breaches of fiduciary duty and the duty of good faith and fair dealing, fraud and unjust enrichment and seeks compensatory and punitive damages, disgorgement of profits, equitable relief and pre and post-judgment interest. In March 2011, the motion to dismiss was denied. In January 2012, plaintiffs filed a motion to certify the class.

In September 2010, Huffman v. The Prudential Insurance Company, a purported nationwide class action brought on behalf of beneficiaries of group life insurance contracts owned by ERISA-governed employee welfare benefit plans was filed in the United States District Court for the Eastern District of Pennsylvania, challenging the use of retained asset accounts in employee welfare benefit plans to settle death benefit claims as a violation of ERISA and seeking injunctive relief and disgorgement of profits. In July 2011, Prudential’s motion for judgment on the pleadings was denied. In February 2012, plaintiffs filed a motion to certify the class.

In January 2011, a purported state-wide class action, Garcia v. The Prudential Insurance Company of America was dismissed by the Second Judicial District Court, Washoe County, Nevada. The complaint was brought on behalf of Nevada beneficiaries of individual life insurance policies for which, unless the beneficiaries elected another settlement method, death benefits were placed in retained asset accounts. The complaint alleges that by failing to disclose material information about the accounts, Prudential wrongfully delayed payment and improperly retained undisclosed profits, and seeks damages, injunctive relief, attorneys’ fees and pre and post-judgment interest. In February 2011, plaintiff appealed the dismissal to the Nevada Supreme Court. As previously reported, in December 2009, an earlier purported nationwide class action raising substantially similar allegations brought by the same plaintiff in the United States District Court for the District of New Jersey, Garcia v. Prudential Insurance Company of America, was dismissed. In December 2010, a purported state-wide class action complaint, Phillips v. Prudential Financial, Inc., was filed in state court and removed to the United States District Court for the Southern District of Illinois. The complaint makes allegations under Illinois law, substantially similar to the Garcia cases, on behalf of a class of Illinois residents whose death benefit claims were settled by retained assets accounts. In March 2011, the complaint was amended to drop Prudential as a defendant and add Pruco Life Insurance Company as a defendant and is now captioned Phillips v. Prudential Insurance and Pruco Life Insurance Company. In November 2011, the complaint was dismissed. In December 2011, plaintiffs appealed the dismissal.

In July 2010, Prudential, along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General’s Office in connection with its investigation into industry practices relating to the use of retained asset accounts. In August 2010, Prudential received a similar request for information from the State of Connecticut Attorney General’s Office. Prudential is cooperating with these investigations. Prudential has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts. These matters may result in additional investigations, information requests, claims, hearings, litigation, adverse publicity and potential changes to business practices.

In February 2011, a fifth amended complaint was filed in the United States District Court for the District of New Jersey in Clark v. Prudential Insurance Company. The complaint brought on behalf of a purported class of California, Indiana, Ohio and Texas residents who purchased individual health insurance policies alleges that Prudential failed to disclose that it had ceased selling this type of policy in 1981 and that, as a result, premiums would increase significantly. The complaint alleges claims of fraudulent misrepresentation and omission, breach of the duty of good faith and fair dealing, and California’s Unfair Competition Law and seeks compensatory and punitive damages. The matter was originally filed in 2008 and certain of the claims in the first four complaints were dismissed. In February 2012, plaintiffs filed a motion to certify the class.

In April 2009, Schultz v. The Prudential Insurance Company of America, a purported nationwide class action on behalf of participants claiming disability benefits under certain employee benefit plans insured by Prudential, was filed in the United States District Court for the Northern District of Illinois. As amended, the complaint alleges that Prudential and the defendant plans violated ERISA by characterizing family Social Security benefits as “loss of time” benefits that were offset against Prudential contract benefits. The complaint seeks a declaratory judgment that the offsets were improper, damages and other relief. Prudential has agreed to indemnify the named defendant plans. In April 2011, Schultz was dismissed with prejudice, and plaintiffs appealed to the Seventh Circuit Court of Appeals. In March 2012, the court affirmed the dismissal.

From November 2002 to March 2005, eleven separate complaints were filed against Prudential and the law firm of Leeds Morelli & Brown in New Jersey state court and in the New Jersey Superior Court, Essex County as Lederman v. Prudential Financial, Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential, over 235 claimants who are current and former Prudential employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants. In February 2010, the New Jersey Supreme Court assigned the cases for centralized case management to the Superior Court, Bergen County. Prudential participated in a court-ordered mediation that resulted in a settlement involving 193 of the remaining 235 plaintiffs. The amounts paid to the 193 plaintiffs were within existing reserves for this matter. The remaining 42 plaintiffs continue to pursue their individual lawsuits, and have filed offers of judgment totaling approximately $90 million. In February 2012, the court granted summary judgment against two of the remaining plaintiffs.

In October 2007, Prudential Retirement Insurance and Annuity Co. (“PRIAC”), a subsidiary of Prudential, filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”). This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payments from funds provided by PRIAC for the losses referred to above. Prudential’s consolidated financial statements, and the results of the Retirement segment included in Prudential’s U.S. Retirement Solutions and Investment Management Division, for the year ended December 31, 2007 include a pre-tax charge of $82 million, reflecting these payments to plan clients and certain related costs. In September 2008, the United States District Court for the Southern District of New York denied the State Street defendants’ motion to dismiss claims for damages and other relief under Section 502(a)(2) of ERISA, but dismissed the claims for equitable relief under Section 502(a)(3) of ERISA. In October 2008, defendants answered the complaint and asserted counterclaims for contribution and indemnification, defamation and violations of Massachusetts’ unfair and deceptive trade practices law. In February 2010, State Street reached a settlement with the SEC over charges that it misled investors about their exposure to sub-prime investments, resulting in significant investor losses in mid-2007. Under the settlement, State Street paid approximately $313 million in disgorgement, pre-judgment interest, penalty and compensation into a Fair Fund that was distributed to injured investors and consequently, State Street paid PRIAC, for deposit into its separate accounts, approximately $52.5 million. By the terms of the settlement, State Street’s payment to PRIAC does not resolve any claims PRIAC has against State Street or SSgA in connection with the losses in the investment funds SSgA managed, and the penalty component of State Street’s SEC settlement cannot be used to offset or reduce compensatory damages in the action against State Street and SSgA. In June 2010, PRIAC moved for partial summary judgment on State Street’s counterclaims. At the same time, State Street moved for summary judgment on PRIAC’s complaint. In March 2011, the district court denied State Street’s motion for summary judgment and denied in part and granted in part PRIAC’s motion for partial summary judgment on State Street’s counterclaims. In October 2011, the court held a bench trial to determine whether State Street had breached its fiduciary duty to PRIAC’s plan clients. In February 2012, the court issued a decision holding that State Street breached its fiduciary duty to the plans under ERISA to manage the investment funds prudently and to diversify them. The court held that PRIAC did not prove that State Street breached its duty of loyalty to the plans under ERISA. The court held that State Street’s breaches caused the plans’ losses in the amount of $76.7 million and, after crediting State Street for an earlier payment, awarded $28.1 million in damages in addition to the amount previously recovered as a result of the SEC settlement. The court has not yet ruled on State Street’s counterclaims and has reserved judgment on PRIAC’s requests for pre-judgment interest and attorney’s fees.

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law. The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees. In March 2008, the court conditionally certified a nationwide class on the federal overtime claim. Separately, in March 2008, a purported nationwide class action lawsuit was filed in the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential Insurance, claiming that Prudential failed to pay its agents overtime and provide other benefits in violation of California and federal law and seeking compensatory and punitive damages in unspecified amounts. In September 2008, Wang was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder matter. Subsequent amendments to the complaint have resulted in additional allegations involving purported violations of an additional nine states’ overtime and wage payment laws. In February 2010, Prudential moved to decertify the federal overtime class that had been conditionally certified in March 2008 and moved for summary judgment on the federal overtime claims of the named plaintiffs. In July 2010, plaintiffs filed a motion for class certification of the state law claims. In August 2010, the district court granted Prudential’s motion for summary judgment, dismissing the federal overtime claims. The motion for class certification of the state law claims is pending.

Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Prudential’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on its financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification is not likely to have a material adverse effect on Prudential’s financial position.

Assignment

Unless contrary to applicable law, the right to any payment under the Contract is neither assignable nor subject to the claim of any creditor.

Service Providers

We generally conduct our operations through staff employed by us or our affiliates within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by us may change over time. As of December 31, 2011, non-affiliated entities that could be deemed service providers to the separate account funding the Contracts consisted of the following: Broadridge Financial Solutions, Inc. (proxy tabulation services, fulfillment vendor for mailing applications, forms, prospectuses, etc.) located at 51 Mercedes Way, Edgewood, NY 11717 and 1155 Long Island Avenue, Edgewood, NY 11717; Diversified Information Technologies Inc. (mail handling and records management) located at 123 Wyoming Avenue, Scranton, PA 18503; RR Donnelley Receivables Inc. (printing annual reports and prospectuses) located at 111 South Wacker Drive, Chicago, IL 60606-4301; State Street Bank – Kansas City (custodian and accumulation unit value calculations) located at 801 Pennsylvania Avenue, Kansas City, MO 64105.

Additional Information

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. You may obtain the omitted information, however, from the SEC’s principal office in Washington, D.C., upon payment of a prescribed fee.

The Statement of Additional Information is available from Prudential without charge. The addresses and telephone numbers are set forth on the cover page of this prospectus.

Statement of Additional Information

How to Contact Us

You can contact the Prudential Retirement Service Center by:

•	calling (877) 778-2100 during our normal business hours, Monday through Friday, or our telephone automated response system at (877) 778-2100 24 hours per day.

•

writing to us via regular or express mail at 30 Scranton Office Park, Scranton, PA 18507-1789. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

•	accessing information our internet website at www.prudential.com/online/retirement.

You can obtain account information by calling our automated response system and at www.prudential.com/online/retirement. Our customer service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our internet website or through a customer service representative. You can authorize a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account, after the necessary legal documentation has been provided. We require that you or your representative provide proper identification before performing transactions over the telephone or through our internet website. This may include a Personal Identification Number (PIN). You may establish or change your PIN by calling our automated response system and at www.prudential.com/online/retirement.

Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures. Prudential does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Prudential reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE ANNUITY CONTRACT ACCOUNT

CONTRACTS OTHER THAN SMALL PLAN CONTRACT

(CONDENSED FINANCIAL INFORMATION)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .70% and Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Prudential Series Fund Conservative Balanced
01/01/2002 to 12/31/2002	$11.24	$10.14	22,224
01/01/2003 to 12/31/2003	$10.14	$11.95	41,570
01/01/2004 to 12/31/2004	$11.95	$12.80	36,816
01/01/2005 to 12/31/2005	$12.80	$13.12	15,355
01/01/2006 to 12/31/2006	$13.12	$14.37	14,978
01/01/2007 to 12/31/2007	$14.37	$15.12	12,551
01/01/2008 to 12/31/2008	$15.12	$11.79	12,648
01/01/2009 to 12/31/2009	$11.79	$14.02	12,353
01/01/2010 to 12/31/2010	$14.02	$15.54	13,851
01/01/2011 to 12/31/2011	$15.54	$16.12	13,886

Prudential Series Fund Diversified Bond
01/01/2002 to 12/31/2002	$12.11	$12.86	73,947
01/01/2003 to 12/31/2003	$12.86	$13.71	113,590
01/01/2004 to 12/31/2004	$13.71	$14.35	104,405
01/01/2005 to 12/31/2005	$14.35	$14.70	35,086
01/01/2006 to 12/31/2006	$14.70	$15.30	34,518
01/01/2007 to 12/31/2007	$15.30	$16.04	30,071
01/01/2008 to 12/31/2008	$16.04	$15.35	23,750
01/01/2009 to 12/31/2009	$15.35	$18.34	24,299
01/01/2010 to 12/31/2010	$18.34	$20.11	28,281
01/01/2011 to 12/31/2011	$20.11	$21.44	28,288

Prudential Series Fund Equity
01/01/2002 to 12/31/2002	$11.01	$8.47	10,011
01/01/2003 to 12/31/2003	$8.47	$11.06	16,584
01/01/2004 to 12/31/2004	$11.06	$12.06	9,244
01/01/2005 to 12/31/2005	$12.06	$13.33	4,863
01/01/2006 to 12/31/2006	$13.33	$14.88	12,351
01/01/2007 to 12/31/2007	$14.88	$16.13	8,263
01/01/2008 to 12/31/2008	$16.13	$9.89	10,223
01/01/2009 to 12/31/2009	$9.89	$13.55	12,626
01/01/2010 to 12/31/2010	$13.55	$15.03	16,035
01/01/2011 to 12/31/2011	$15.03	$14.39	18,770

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Prudential Series Fund Flexible Managed
01/01/2002 to 12/31/2002	$10.63	$9.20	25,631
01/01/2003 to 12/31/2003	$9.20	$11.29	37,625
01/01/2004 to 12/31/2004	$11.29	$12.39	30,535
01/01/2005 to 12/31/2005	$12.39	$12.80	14,445
01/01/2006 to 12/31/2006	$12.80	$14.24	14,765
01/01/2007 to 12/31/2007	$14.24	$15.02	12,760
01/01/2008 to 12/31/2008	$15.02	$11.19	12,415
01/01/2009 to 12/31/2009	$11.19	$13.31	11,248
01/01/2010 to 12/31/2010	$13.31	$14.79	12,965
01/01/2011 to 12/31/2011	$14.79	$15.30	16,451

Prudential Series Fund Global
01/01/2002 to 12/31/2002	$10.84	$8.05	12,849
01/01/2003 to 12/31/2003	$8.05	$10.70	16,495
01/01/2004 to 12/31/2004	$10.70	$11.62	15,666
01/01/2005 to 12/31/2005	$11.62	$13.38	6,913
01/01/2006 to 12/31/2006	$13.38	$15.87	3,277
01/01/2007 to 12/31/2007	$15.87	$17.38	2,403
01/01/2008 to 12/31/2008	$17.38	$9.84	2,884
01/01/2009 to 12/31/2009	$9.84	$12.82	3,873
01/01/2010 to 12/31/2010	$12.82	$14.33	3,578
01/01/2011 to 12/31/2011	$14.33	$13.22	4,098

Prudential Series Fund Government Income
01/01/2002 to 12/31/2002	$12.81	$14.23	104,163
01/01/2003 to 12/31/2003	$14.23	$14.46	127,403
01/01/2004 to 12/31/2004	$14.46	$14.78	113,531
01/01/2005 to 12/31/2005	$14.78	$15.03	44,398
01/01/2006 to 12/31/2006	$15.03	$15.46	39,319
01/01/2007 to 12/31/2007	$15.46	$16.20	29,200
01/01/2008 to 12/31/2008	$16.20	$16.75	26,057
01/01/2009 to 12/31/2009	$16.75	$17.89	26,036
01/01/2010 to 12/31/2010	$17.89	$18.98	23,416
01/01/2011 to 12/31/2011	$18.98	$20.26	25,039

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Prudential Series Fund High Yield Bond
01/01/2002 to 12/31/2002	$9.36	$9.42	66,960
01/01/2003 to 12/31/2003	$9.42	$11.67	118,534
01/01/2004 to 12/31/2004	$11.67	$12.77	81,699
01/01/2005 to 12/31/2005	$12.77	$13.09	32,867
01/01/2006 to 12/31/2006	$13.09	$14.31	31,389
01/01/2007 to 12/31/2007	$14.31	$14.56	30,513
01/01/2008 to 12/31/2008	$14.56	$11.22	27,486
01/01/2009 to 12/31/2009	$11.22	$16.38	28,735
01/01/2010 to 12/31/2010	$16.38	$18.52	30,337
01/01/2011 to 12/31/2011	$18.52	$19.30	33,420

Prudential Series Fund Jennison
01/01/2002 to 12/31/2002	$12.55	$8.60	492,247
01/01/2003 to 12/31/2003	$8.60	$11.10	623,983
01/01/2004 to 12/31/2004	$11.10	$12.07	485,113
01/01/2005 to 12/31/2005	$12.07	$13.71	248,222
01/01/2006 to 12/31/2006	$13.71	$13.84	229,202
01/01/2007 to 12/31/2007	$13.84	$15.37	171,241
01/01/2008 to 12/31/2008	$15.37	$9.56	166,063
01/01/2009 to 12/31/2009	$9.56	$13.55	164,375
01/01/2010 to 12/31/2010	$13.55	$15.04	162,463
01/01/2011 to 12/31/2011	$15.04	$14.96	163,435

Prudential Series Fund Money Market
01/01/2002 to 12/31/2002	$11.89	$11.97	33,040
01/01/2003 to 12/31/2003	$11.97	$11.97	42,537
01/01/2004 to 12/31/2004	$11.97	$11.99	26,712
01/01/2005 to 12/31/2005	$11.99	$12.23	16,872
01/01/2006 to 12/31/2006	$12.23	$12.70	14,774
01/01/2007 to 12/31/2007	$12.70	$13.23	9,117
01/01/2008 to 12/31/2008	$13.23	$13.47	26,160
01/01/2009 to 12/31/2009	$13.47	$13.41	20,072
01/01/2010 to 12/31/2010	$13.41	$13.30	83,295
01/01/2011 to 12/31/2011	$13.30	$13.19	108,273

Prudential Series Fund Small Capitalization Stock
04/15/2010* to 12/31/2010	$10.00	$10.85	—
01/01/2011 to 12/31/2011	$10.85	$10.82	—

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Prudential Series Fund Stock Index
01/01/2002 to 12/31/2002	$12.61	$9.73	260,750
01/01/2003 to 12/31/2003	$9.73	$12.36	323,348
01/01/2004 to 12/31/2004	$12.36	$13.54	250,569
01/01/2005 to 12/31/2005	$13.54	$14.03	94,103
01/01/2006 to 12/31/2006	$14.03	$16.08	87,407
01/01/2007 to 12/31/2007	$16.08	$16.75	75,265
01/01/2008 to 12/31/2008	$16.75	$10.48	54,551
01/01/2009 to 12/31/2009	$10.48	$13.10	51,946
01/01/2010 to 12/31/2010	$13.10	$14.88	53,612
01/01/2011 to 12/31/2011	$14.88	$15.04	52,102

Prudential Series Fund Value
01/01/2002 to 12/31/2002	$12.56	$9.71	36,045
01/01/2003 to 12/31/2003	$9.71	$12.34	58,353
01/01/2004 to 12/31/2004	$12.34	$14.23	61,808
01/01/2005 to 12/31/2005	$14.23	$16.46	17,885
01/01/2006 to 12/31/2006	$16.46	$19.57	20,493
01/01/2007 to 12/31/2007	$19.57	$20.03	32,431
01/01/2008 to 12/31/2008	$20.03	$11.46	34,210
01/01/2009 to 12/31/2009	$11.46	$16.13	37,393
01/01/2010 to 12/31/2010	$16.13	$18.21	42,564
01/01/2011 to 12/31/2011	$18.21	$17.05	43,297

AllianceBernstein Small Cap Growth
04/19/2010* to 12/31/2010	$10.00	$11.93	—
01/01/2011 to 12/31/2011	$11.93	$12.36	—

Credit Suisse Trust International Equity Flex II
01/01/2002 to 12/31/2002	$9.78	$6.39	211,489
01/01/2003 to 12/31/2003	$6.39	$9.35	283,289
01/01/2004 to 12/31/2004	$9.35	$10.94	231,956
01/01/2005 to 12/31/2005	$10.94	$12.60	119,889
01/01/2006 to 12/31/2006	$12.60	$14.14	110,019
01/01/2007 to 12/31/2007	$14.14	$13.47	83,557
01/01/2008 to 12/31/2008	$13.47	$7.11	76,292
01/01/2009 to 12/11/2009	$7.11	$9.20	—

Credit Suisse Trust International Equity Flex III
12/11/2009* to 12/31/2009	$9.20	$9.30	76,284
01/01/2010 to 12/31/2010	$9.30	$10.35	89,597
01/01/2011 to 10/21/2011	$10.35	$8.68	—

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Invesco V.I. Core Equity
01/01/2002 to 12/31/2002	$10.66	$8.92	180,816
01/01/2003 to 12/31/2003	$8.92	$11.01	208,545
01/01/2004 to 12/31/2004	$11.01	$11.90	148,299
01/01/2005 to 12/31/2005	$11.90	$12.42	68,154
01/01/2006 to 12/31/2006	$12.42	$14.41	97,356
01/01/2007 to 12/31/2007	$14.41	$15.45	87,220
01/01/2008 to 12/31/2008	$15.45	$10.70	80,956
01/01/2009 to 12/31/2009	$10.70	$13.61	78,901
01/01/2010 to 12/31/2010	$13.61	$14.79	75,652
01/01/2011 to 12/31/2011	$14.79	$14.66	68,200

AIM V.I. Premier Equity (Closed in 2006)
01/01/2002 to 12/31/2002	$12.24	$8.46	143,079
01/01/2003 to 12/31/2003	$8.46	$10.49	171,707
01/01/2004 to 12/31/2004	$10.49	$11.01	119,608
01/01/2005 to 12/31/2005	$11.01	$11.53	44,111
01/01/2006 to 12/31/2006	$11.53	—	—

Janus Aspen Overseas
01/01/2002 to 12/31/2002	$12.55	$9.26	237,271
01/01/2003 to 12/31/2003	$9.26	$12.39	296,802
01/01/2004 to 12/31/2004	$12.39	$14.61	233,518
01/01/2005 to 12/31/2005	$14.61	$19.17	112,600
01/01/2006 to 12/31/2006	$19.17	$27.94	107,480
01/01/2007 to 12/31/2007	$27.94	$35.55	89,675
01/01/2008 to 12/31/2008	$35.55	$16.88	81,019
01/01/2009 to 12/31/2009	$16.88	$30.05	79,338
01/01/2010 to 12/31/2010	$30.05	$37.34	79,958
01/01/2011 to 12/31/2011	$37.34	$25.12	77,897

Janus Aspen Janus
01/01/2002 to 12/31/2002	$12.01	$8.75	399,112
01/01/2003 to 12/31/2003	$8.75	$11.44	475,097
01/01/2004 to 12/31/2004	$11.44	$11.85	386,747
01/01/2005 to 12/31/2005	$11.85	$12.25	163,000
01/01/2006 to 12/31/2006	$12.25	$13.53	115,887
01/01/2007 to 12/31/2007	$13.53	$15.45	103,683
01/01/2008 to 12/31/2008	$15.45	$9.23	103,012
01/01/2009 to 12/31/2009	$9.23	$12.48	104,786
01/01/2010 to 12/31/2010	$12.48	$14.17	107,013
01/01/2011 to 12/31/2011	$14.17	$13.31	94,958

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

MFS Growth
01/01/2002 to 12/31/2002	$12.17	$7.99	214,555
01/01/2003 to 12/31/2003	$7.99	$10.32	266,722
01/01/2004 to 12/31/2004	$10.32	$11.56	210,096
01/01/2005 to 12/31/2005	$11.56	$12.52	103,594
01/01/2006 to 12/31/2006	$12.52	$13.39	81,543
01/01/2007 to 12/31/2007	$13.39	$16.09	60,723
01/01/2008 to 12/31/2008	$16.09	$9.98	61,073
01/01/2009 to 12/31/2009	$9.98	$13.63	60,657
01/01/2010 to 12/31/2010	$13.63	$15.59	60,632
01/01/2011 to 12/31/2011	$15.59	$15.41	52,839

MFS Research
01/01/2002 to 12/31/2002	$10.69	$8.00	52,339
01/01/2003 to 12/31/2003	$8.00	$9.90	56,429
01/01/2004 to 12/31/2004	$9.90	$11.37	41,492
01/01/2005 to 12/31/2005	$11.37	$12.15	19,416
01/01/2006 to 12/31/2006	$12.15	$13.31	14,715
01/01/2007 to 12/31/2007	$13.31	$14.94	14,076
01/01/2008 to 12/31/2008	$14.94	$9.47	17,093
01/01/2009 to 12/31/2009	$9.47	$12.26	16,926
01/01/2010 to 12/31/2010	$12.26	$14.08	19,076
01/01/2011 to 12/31/2011	$14.08	$13.90	16,064

Premier VIT OpCap Managed
01/01/2002 to 12/31/2002	$11.47	$9.45	62,989
01/01/2003 to 12/31/2003	$9.45	$11.41	77,420
01/01/2004 to 12/31/2004	$11.41	$12.53	57,596
01/01/2005 to 12/31/2005	$12.53	$13.08	21,916
01/01/2006 to 12/31/2006	$13.08	$14.22	13,797
01/01/2007 to 12/31/2007	$14.22	$14.52	6,567
01/01/2008 to 12/31/2008	$14.52	$10.25	6,794
01/01/2009 to 12/31/2009	$10.25	$12.51	7,199
01/01/2010 to 04/30/2010	$12.51	$13.33	—

Premier VIT NACM Small Cap
01/01/2002 to 12/31/2002	$13.72	$10.66	228,160
01/01/2003 to 12/31/2003	$10.66	$15.08	309,753
01/01/2004 to 12/31/2004	$15.08	$17.62	298,111
01/01/2005 to 12/31/2005	$17.62	$17.48	118,441
01/01/2006 to 12/31/2006	$17.48	$21.51	92,283
01/01/2007 to 12/31/2007	$21.51	$21.45	78,966
01/01/2008 to 12/31/2008	$21.45	$12.42	55,995
01/01/2009 to 12/31/2009	$12.42	$14.23	59,996
01/01/2010 to 04/30/2010	$14.23	$16.53	—

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

T. Rowe Price Equity Income
01/01/2002 to 12/31/2002	$13.18	$11.36	361,964
01/01/2003 to 12/31/2003	$11.36	$14.13	523,697
01/01/2004 to 12/31/2004	$14.13	$16.10	520,583
01/01/2005 to 12/31/2005	$16.10	$16.59	201,714
01/01/2006 to 12/31/2006	$16.59	$19.58	178,406
01/01/2007 to 12/31/2007	$19.58	$20.05	134,880
01/01/2008 to 12/31/2008	$20.05	$12.70	102,740
01/01/2009 to 12/31/2009	$12.70	$15.82	103,301
01/01/2010 to 12/31/2010	$15.82	$18.04	104,505
01/01/2011 to 12/31/2011	$18.04	$17.76	106,661

T. Rowe Price International Stock
01/01/2002 to 12/31/2002	$8.49	$6.88	17,339
01/01/2003 to 12/31/2003	$6.88	$8.90	30,303
01/01/2004 to 12/31/2004	$8.90	$10.04	31,554
01/01/2005 to 12/31/2005	$10.04	$11.55	18,787
01/01/2006 to 12/31/2006	$11.55	$13.64	14,384
01/01/2007 to 12/31/2007	$13.64	$15.28	14,711
01/01/2008 to 12/31/2008	$15.28	$7.77	10,685
01/01/2009 to 12/31/2009	$7.77	$11.75	12,952
01/01/2010 to 12/31/2010	$11.75	$13.33	15,396
01/01/2011 to 12/31/2011	$13.33	$11.52	15,317

*	Date that Portfolio was first offered in this product

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE ANNUITY CONTRACT ACCOUNT

CONTRACTS OTHER THAN SMALL PLAN CONTRACT

(CONDENSED FINANCIAL INFORMATION)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of ..85% and Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Prudential Series Fund Conservative Balanced
01/01/2002 to 12/31/2002	$11.21	$10.10	312,606
01/01/2003 to 12/31/2003	$10.10	$11.88	334,020
01/01/2004 to 12/31/2004	$11.88	$12.71	347,573
01/01/2005 to 12/31/2005	$12.71	$13.01	331,741
01/01/2006 to 12/31/2006	$13.01	$14.23	324,266
01/01/2007 to 12/31/2007	$14.23	$14.95	342,465
01/01/2008 to 12/31/2008	$14.95	$11.63	326,541
01/01/2009 to 12/31/2009	$11.63	$13.82	329,927
01/01/2010 to 12/31/2010	$13.82	$15.29	311,454
01/01/2011 to 12/31/2011	$15.29	$15.84	261,300

Prudential Series Fund Diversified Bond
01/01/2002 to 12/31/2002	$12.08	$12.81	316,624
01/01/2003 to 12/31/2003	$12.81	$13.63	339,564
01/01/2004 to 12/31/2004	$13.63	$14.25	339,172
01/01/2005 to 12/31/2005	$14.25	$14.57	380,968
01/01/2006 to 12/31/2006	$14.57	$15.14	368,180
01/01/2007 to 12/31/2007	$15.14	$15.85	358,596
01/01/2008 to 12/31/2008	$15.85	$15.15	343,704
01/01/2009 to 12/31/2009	$15.15	$18.08	344,396
01/01/2010 to 12/31/2010	$18.08	$19.79	354,125
01/01/2011 to 12/31/2011	$19.79	$21.07	350,033

Prudential Series Fund Equity
01/01/2002 to 12/31/2002	$10.98	$8.44	1,451,531
01/01/2003 to 12/31/2003	$8.44	$11.00	1,353,826
01/01/2004 to 12/31/2004	$11.00	$11.97	1,268,756
01/01/2005 to 12/31/2005	$11.97	$13.21	1,167,342
01/01/2006 to 12/31/2006	$13.21	$14.73	1,031,478
01/01/2007 to 12/31/2007	$14.73	$15.94	965,938
01/01/2008 to 12/31/2008	$15.94	$9.76	902,182
01/01/2009 to 12/31/2009	$9.76	$13.35	854,217
01/01/2010 to 12/31/2010	$13.35	$14.79	794,858
01/01/2011 to 12/31/2011	$14.79	$14.14	704,207

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Prudential Series Fund Flexible Managed
01/01/2002 to 12/31/2002	$10.60	$9.16	393,604
01/01/2003 to 12/31/2003	$9.16	$11.22	416,220
01/01/2004 to 12/31/2004	$11.22	$12.31	408,527
01/01/2005 to 12/31/2005	$12.31	$12.69	398,076
01/01/2006 to 12/31/2006	$12.69	$14.10	361,195
01/01/2007 to 12/31/2007	$14.10	$14.84	331,898
01/01/2008 to 12/31/2008	$14.84	$11.05	316,373
01/01/2009 to 12/31/2009	$11.05	$13.12	274,920
01/01/2010 to 12/31/2010	$13.12	$14.56	368,501
01/01/2011 to 12/31/2011	$14.56	$15.04	353,852

Prudential Series Fund Global
01/01/2002 to 12/31/2002	$10.81	$8.01	275,503
01/01/2003 to 12/31/2003	$8.01	$10.64	292,309
01/01/2004 to 12/31/2004	$10.64	$11.54	270,104
01/01/2005 to 12/31/2005	$11.54	$13.26	255,400
01/01/2006 to 12/31/2006	$13.26	$15.71	240,690
01/01/2007 to 12/31/2007	$15.71	$17.18	239,021
01/01/2008 to 12/31/2008	$17.18	$9.71	223,266
01/01/2009 to 12/31/2009	$9.71	$12.63	222,719
01/01/2010 to 12/31/2010	$12.63	$14.10	210,387
01/01/2011 to 12/31/2011	$14.10	$12.99	185,619

Prudential Series Fund Government Income
01/01/2002 to 12/31/2002	$12.77	$14.17	267,515
01/01/2003 to 12/31/2003	$14.17	$14.38	282,917
01/01/2004 to 12/31/2004	$14.38	$14.68	271,086
01/01/2005 to 12/31/2005	$14.68	$14.90	266,614
01/01/2006 to 12/31/2006	$14.90	$15.30	244,326
01/01/2007 to 12/31/2007	$15.30	$16.01	240,656
01/01/2008 to 12/31/2008	$16.01	$16.54	259,548
01/01/2009 to 12/31/2009	$16.54	$17.63	259,601
01/01/2010 to 12/31/2010	$17.63	$18.68	249,848
01/01/2011 to 12/31/2011	$18.68	$19.91	222,179

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Prudential Series Fund High Yield Bond
01/01/2002 to 12/31/2002	$9.33	$9.38	87,391
01/01/2003 to 12/31/2003	$9.38	$11.61	142,408
01/01/2004 to 12/31/2004	$11.61	$12.68	148,067
01/01/2005 to 12/31/2005	$12.68	$12.98	157,622
01/01/2006 to 12/31/2006	$12.98	$14.17	157,830
01/01/2007 to 12/31/2007	$14.17	$14.40	165,441
01/01/2008 to 12/31/2008	$14.40	$11.08	156,591
01/01/2009 to 12/31/2009	$11.08	$16.14	190,546
01/01/2010 to 12/31/2010	$16.14	$18.23	171,825
01/01/2011 to 12/31/2011	$18.23	$18.97	157,545

Prudential Series Fund Jennison
01/01/2002 to 12/31/2002	$12.52	$8.56	995,244
01/01/2003 to 12/31/2003	$8.56	$11.04	1,074,781
01/01/2004 to 12/31/2004	$11.04	$11.98	1,055,452
01/01/2005 to 12/31/2005	$11.98	$13.59	991,850
01/01/2006 to 12/31/2006	$13.59	$13.70	916,091
01/01/2007 to 12/31/2007	$13.70	$15.19	855,529
01/01/2008 to 12/31/2008	$15.19	$9.43	796,683
01/01/2009 to 12/31/2009	$9.43	$13.36	751,590
01/01/2010 to 12/31/2010	$13.36	$14.80	714,977
01/01/2011 to 12/31/2011	$14.80	$14.70	638,132

Prudential Series Fund Money Market
01/01/2002 to 12/31/2002	$11.86	$11.92	271,995
01/01/2003 to 12/31/2003	$11.92	$11.90	259,361
01/01/2004 to 12/31/2004	$11.90	$11.90	259,980
01/01/2005 to 12/31/2005	$11.90	$12.12	303,385
01/01/2006 to 12/31/2006	$12.12	$12.57	341,763
01/01/2007 to 12/31/2007	$12.57	$13.08	398,406
01/01/2008 to 12/31/2008	$13.08	$13.29	435,894
01/01/2009 to 12/31/2009	$13.29	$13.21	377,052
01/01/2010 to 12/31/2010	$13.21	$13.09	554,758
01/01/2011 to 12/31/2011	$13.09	$12.96	590,784

Prudential Series Fund Small Capitalization Stock
04/15/2010* to 12/31/2010	$10.00	$10.84	49,905
01/01/2011 to 12/31/2011	$10.84	$10.80	85,645

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Prudential Series Fund Stock Index
01/01/2002 to 12/31/2002	$12.25	$9.44	1,516,797
01/01/2003 to 12/31/2003	$9.44	$11.98	1,593,490
01/01/2004 to 12/31/2004	$11.98	$13.10	1,498,013
01/01/2005 to 12/31/2005	$13.10	$13.55	1,402,158
01/01/2006 to 12/31/2006	$13.55	$15.51	1,270,828
01/01/2007 to 12/31/2007	$15.51	$16.14	1,181,384
01/01/2008 to 12/31/2008	$16.14	$10.07	1,130,201
01/01/2009 to 12/31/2009	$10.07	$12.58	1,053,264
01/01/2010 to 12/31/2010	$12.58	$14.27	1,109,365
01/01/2011 to 12/31/2011	$14.27	$14.40	1,011,543

Prudential Series Fund Value
01/01/2002 to 12/31/2002	$12.52	$9.67	266,538
01/01/2003 to 12/31/2003	$9.67	$12.27	304,890
01/01/2004 to 12/31/2004	$12.27	$14.13	350,440
01/01/2005 to 12/31/2005	$14.13	$16.32	394,862
01/01/2006 to 12/31/2006	$16.32	$19.38	417,258
01/01/2007 to 12/31/2007	$19.38	$19.80	427,894
01/01/2008 to 12/31/2008	$19.80	$11.31	414,468
01/01/2009 to 12/31/2009	$11.31	$15.89	385,494
01/01/2010 to 12/31/2010	$15.89	$17.92	381,179
01/01/2011 to 12/31/2011	$17.92	$16.75	342,499

AllianceBernstein Small Cap Growth
04/19/2010* to 12/31/2010	$10.00	$11.92	—
01/01/2011 to 12/31/2011	$11.92	$12.33	—

Credit Suisse Trust International Equity Flex II
01/01/2002 to 12/31/2002	$9.76	$6.36	142,665
01/01/2003 to 12/31/2003	$6.36	$9.30	164,954
01/01/2004 to 12/31/2004	$9.30	$10.86	168,569
01/01/2005 to 12/31/2005	$10.86	$12.49	163,769
01/01/2006 to 12/31/2006	$12.49	$14.00	173,890
01/01/2007 to 12/31/2007	$14.00	$13.31	157,579
01/01/2008 to 12/31/2008	$13.31	$7.02	164,530
01/01/2009 to 12/11/2009	$7.02	$9.07	—

Credit Suisse Trust International Equity Flex III
12/11/2009* to 12/31/2009	$9.07	$9.16	164,381
01/01/2010 to 12/31/2010	$9.16	$10.18	176,210
01/01/2011 to 10/21/2011	$10.18	$8.53	—

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Invesco V.I. Core Equity
01/01/2002 to 12/31/2002	$10.63	$8.89	519,606
01/01/2003 to 12/31/2003	$8.89	$10.95	534,675
01/01/2004 to 12/31/2004	$10.95	$11.81	511,513
01/01/2005 to 12/31/2005	$11.81	$12.32	433,458
01/01/2006 to 12/31/2006	$12.32	$14.27	789,063
01/01/2007 to 12/31/2007	$14.27	$15.27	714,973
01/01/2008 to 12/31/2008	$15.27	$10.56	663,907
01/01/2009 to 12/31/2009	$10.56	$13.42	603,943
01/01/2010 to 12/31/2010	$13.42	$14.55	539,411
01/01/2011 to 12/31/2011	$14.55	$14.40	488,978

AIM V.I. Premier Equity (Closed in 2006)
01/01/2002 to 12/31/2002	$12.20	$8.43	598,293
01/01/2003 to 12/31/2003	$8.43	$10.44	612,388
01/01/2004 to 12/31/2004	$10.44	$10.93	578,898
01/01/2005 to 12/31/2005	$10.93	$11.43	502,990
01/01/2006 to 12/31/2006	$11.43	—	—

Janus Aspen Overseas
01/01/2002 to 12/31/2002	$12.52	$9.22	686,039
01/01/2003 to 12/31/2003	$9.22	$12.32	702,757
01/01/2004 to 12/31/2004	$12.32	$14.51	675,840
01/01/2005 to 12/31/2005	$14.51	$19.00	659,462
01/01/2006 to 12/31/2006	$19.00	$27.66	717,076
01/01/2007 to 12/31/2007	$27.66	$35.14	696,320
01/01/2008 to 12/31/2008	$35.14	$16.66	644,830
01/01/2009 to 12/31/2009	$16.66	$29.62	610,668
01/01/2010 to 12/31/2010	$29.62	$36.75	566,060
01/01/2011 to 12/31/2011	$36.75	$24.68	467,145

Janus Aspen Janus
01/01/2002 to 12/31/2002	$11.98	$8.72	1,078,470
01/01/2003 to 12/31/2003	$8.72	$11.37	1,085,140
01/01/2004 to 12/31/2004	$11.37	$11.77	991,089
01/01/2005 to 12/31/2005	$11.77	$12.15	885,027
01/01/2006 to 12/31/2006	$12.15	$13.40	800,810
01/01/2007 to 12/31/2007	$13.40	$15.27	753,293
01/01/2008 to 12/31/2008	$15.27	$9.11	708,102
01/01/2009 to 12/31/2009	$9.11	$12.30	663,273
01/01/2010 to 12/31/2010	$12.30	$13.95	624,283
01/01/2011 to 12/31/2011	$13.95	$13.08	562,567

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

MFS Growth
01/01/2002 to 12/31/2002	$12.14	$7.96	573,772
01/01/2003 to 12/31/2003	$7.96	$10.26	659,587
01/01/2004 to 12/31/2004	$10.26	$11.48	608,295
01/01/2005 to 12/31/2005	$11.48	$12.41	546,767
01/01/2006 to 12/31/2006	$12.41	$13.26	507,738
01/01/2007 to 12/31/2007	$13.26	$15.90	491,022
01/01/2008 to 12/31/2008	$15.90	$9.85	488,806
01/01/2009 to 12/31/2009	$9.85	$13.43	445,658
01/01/2010 to 12/31/2010	$13.43	$15.34	430,050
01/01/2011 to 12/31/2011	$15.34	$15.14	384,172

MFS Research
01/01/2002 to 12/31/2002	$10.67	$7.97	141,156
01/01/2003 to 12/31/2003	$7.97	$9.84	157,635
01/01/2004 to 12/31/2004	$9.84	$11.29	154,564
01/01/2005 to 12/31/2005	$11.29	$12.05	137,133
01/01/2006 to 12/31/2006	$12.05	$13.18	119,697
01/01/2007 to 12/31/2007	$13.18	$14.77	117,758
01/01/2008 to 12/31/2008	$14.77	$9.35	112,188
01/01/2009 to 12/31/2009	$9.35	$12.08	109,792
01/01/2010 to 12/31/2010	$12.08	$13.86	108,399
01/01/2011 to 12/31/2011	$13.86	$13.66	95,816

Premier VIT OpCap Managed
01/01/2002 to 12/31/2002	$11.43	$9.41	130,863
01/01/2003 to 12/31/2003	$9.41	$11.34	166,896
01/01/2004 to 12/31/2004	$11.34	$12.44	179,626
01/01/2005 to 12/31/2005	$12.44	$12.97	212,048
01/01/2006 to 12/31/2006	$12.97	$14.08	226,284
01/01/2007 to 12/31/2007	$14.08	$14.35	217,620
01/01/2008 to 12/31/2008	$14.35	$10.11	209,415
01/01/2009 to 12/31/2009	$10.11	$12.33	195,760
01/01/2010 to 04/30/2010	$12.33	$13.13	—

Premier VIT NACM Small Cap
01/01/2002 to 12/31/2002	$13.68	$10.61	216,660
01/01/2003 to 12/31/2003	$10.61	$14.99	268,803
01/01/2004 to 12/31/2004	$14.99	$17.50	317,952
01/01/2005 to 12/31/2005	$17.50	$17.33	292,728
01/01/2006 to 12/31/2006	$17.33	$21.29	299,318
01/01/2007 to 12/31/2007	$21.29	$21.21	302,991
01/01/2008 to 12/31/2008	$21.21	$12.25	291,830
01/01/2009 to 12/31/2009	$12.25	$14.02	311,542
01/01/2010 to 04/30/2010	$14.02	$16.29	—

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

T. Rowe Price Equity Income
01/01/2002 to 12/31/2002	$13.15	$11.31	284,687
01/01/2003 to 12/31/2003	$11.31	$14.05	364,477
01/01/2004 to 12/31/2004	$14.05	$15.99	469,675
01/01/2005 to 12/31/2005	$15.99	$16.45	534,504
01/01/2006 to 12/31/2006	$16.45	$19.38	552,191
01/01/2007 to 12/31/2007	$19.38	$19.81	559,007
01/01/2008 to 12/31/2008	$19.81	$12.53	500,794
01/01/2009 to 12/31/2009	$12.53	$15.59	475,101
01/01/2010 to 12/31/2010	$15.59	$17.75	431,717
01/01/2011 to 12/31/2011	$17.75	$17.45	384,463

T. Rowe Price International Stock
01/01/2002 to 12/31/2002	$8.46	$6.85	7,044
01/01/2003 to 12/31/2003	$6.85	$8.85	78,281
01/01/2004 to 12/31/2004	$8.85	$9.97	87,363
01/01/2005 to 12/31/2005	$9.97	$11.45	103,729
01/01/2006 to 12/31/2006	$11.45	$13.50	120,605
01/01/2007 to 12/31/2007	$13.50	$15.11	145,977
01/01/2008 to 12/31/2008	$15.11	$7.67	153,768
01/01/2009 to 12/31/2009	$7.67	$11.58	153,668
01/01/2010 to 12/31/2010	$11.58	$13.12	153,299
01/01/2011 to 12/31/2011	$13.12	$11.32	174,285

*	Date that Portfolio was first offered in this product

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

SMALL PLAN CONTRACT

(CONDENSED FINANCIAL INFORMATION)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of 1.05% and Mortality & Expense Charge Fee of .15%*

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Prudential Series Fund Conservative Balanced
01/01/2002 to 12/31/2002	$11.15	$9.99	8
01/01/2003 to 12/31/2003	$9.99	$10.94	—

Prudential Series Fund Diversified Bond
01/01/2002 to 12/31/2002	$11.92	$12.67	3,762
01/01/2003 to 12/31/2003	$12.67	$13.20	—

Prudential Series Fund Equity
01/01/2002 to 12/31/2002	$10.98	$8.35	2,345
01/01/2003 to 12/31/2003	$8.35	$9.61	—

Prudential Series Fund Flexible Managed
01/01/2002 to 12/31/2002	$10.57	$9.06	193
01/01/2003 to 12/31/2003	$9.06	$10.18	—

Prudential Series Fund Global
01/01/2002 to 12/31/2002	$10.75	$7.93	1,733
01/01/2003 to 12/31/2003	$7.93	$9.33	—

Prudential Series Fund Government Income
01/01/2002 to 12/31/2002	$12.59	$14.02	78
01/01/2003 to 12/31/2003	$14.02	$14.16	—

Prudential Series Fund High Yield Bond
01/01/2002 to 12/31/2002	$9.22	$9.28	692
01/01/2003 to 12/31/2003	$9.28	$10.69	—

Prudential Series Fund Jennison
01/01/2002 to 12/31/2002	$12.59	$8.47	1,832
01/01/2003 to 12/31/2003	$8.47	$9.94	—

Prudential Series Fund Money Market
01/01/2002 to 12/31/2002	$11.75	$11.79	16,764
01/01/2003 to 12/31/2003	$11.79	$11.77	—

Prudential Series Fund Stock Index
01/01/2002 to 12/31/2002	$12.28	$9.34	10,999
01/01/2003 to 12/31/2003	$9.34	$10.63	—

Prudential Series Fund Value
01/01/2002 to 12/31/2002	$12.49	$9.57	1,276
01/01/2003 to 12/31/2003	$9.57	$10.65	—

Invesco V.I. Core Equity
01/01/2002 to 12/31/2002	$10.67	$8.79	655
01/01/2003 to 12/31/2003	$8.79	$9.46	—

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

AIM V.I. Premier Equity (Closed in 2006)
01/01/2002 to 12/31/2002	$12.22	$8.34	3,745
01/01/2003 to 12/31/2003	$8.34	$9.77	—

Credit Suisse Trust International Equity Flex II
01/01/2002 to 12/31/2002	$9.71	$6.29	2,389
01/01/2003 to 12/31/2003	$6.29	$7.91	—

Janus Aspen Overseas
01/01/2002 to 12/31/2002	$12.38	$9.12	1,762
01/01/2003 to 12/31/2003	$9.12	$9.98	—

Janus Aspen Janus
01/01/2002 to 12/31/2002	$12.02	$8.62	2,598
01/01/2003 to 12/31/2003	$8.62	$9.98	—

MFS Growth
01/01/2002 to 12/31/2002	$12.18	$7.87	5,506
01/01/2003 to 12/31/2003	$7.87	$9.49	—

MFS Research
01/01/2002 to 12/31/2002	$10.67	$7.88	600
01/01/2003 to 12/31/2003	$7.88	$8.88	—

Premier VIT OpCap Managed
01/01/2002 to 12/31/2002	$11.40	$9.31	619
01/01/2003 to 12/31/2003	$9.31	$10.19	—

Premier VIT NACM Small Cap
01/01/2002 to 12/31/2002	$13.64	$10.50	299
01/01/2003 to 12/31/2003	$10.50	$12.88	—

T. Rowe Price Equity Income
01/01/2002 to 12/31/2002	$13.10	$11.19	396
01/01/2003 to 12/31/2003	$11.19	$12.33	—

T. Rowe Price International Stock
01/01/2002 to 12/31/2002	$8.35	$6.77	1,195
01/01/2003 to 12/31/2003	$6.77	$7.35	—

*	Since December 31, 2003, there have been no active Small Plan Contracts that invest at this charge level and no Accumulation Units outstanding for such contracts. Therefore, unit values have not been calculated at this charge level for periods after December 31, 2003.

PRUDENTIAL RETIREMENT 30 Scranton Office Park Scranton, PA 18507-1789	PRST STD POSTAGES & FEES PAID VON HOFFMANN CORPORATION

DISCOVERY SELECT

GROUP RETIREMENT ANNUITY

DISCOVERY SELECT® is a registered service mark of The Prudential Insurance Company of America.

Discovery Select Group Retirement Annuity is a variable annuity issued by The Prudential Insurance Company of America, Newark, NJ. It is offered through these affiliated Prudential subsidiaries: Pruco Securities LLC; Prudential Investment Management Services LLC.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

751 Broad Street

Newark, NJ 07102-3777

DS.PU.003

Ed. 05/2012

STATEMENT OF ADDITIONAL INFORMATION	MAY 1, 2012

DISCOVERY SELECT

GROUP RETIREMENT ANNUITY

DISCOVERY SELECT

GROUP VARIABLE ANNUITY CONTRACTS

ISSUED THROUGH

PRUDENTIAL DISCOVERY SELECT GROUP

VARIABLE CONTRACT ACCOUNT

The Prudential Insurance Company of America (“Prudential”) offers the DISCOVERY SELECT® Group Variable Annuity Contracts for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 403(c), 408 or 457 of the Internal Revenue Code of 1986 (the “Code”) and with non-qualified plans and non-qualified annuity arrangements. Prudential is a subsidiary of Prudential Financial, Inc., a New Jersey insurance holding company. Contributions to the Contract made on behalf of a Participant may be invested in one or more of the 20 Subaccounts of the Prudential Discovery Select Group Variable Contract Account as well as the Guaranteed Interest Account. Each Subaccount is invested in a corresponding portfolio of The Prudential Series Fund; AIM Variable Insurance Funds (Invesco Variable Insurance Funds); AllianceBernstein Variable Products Series Fund, Inc.; Janus Aspen Series; MFS® Variable Insurance Trust; T. Rowe Price Equity Series, Inc.; and T. Rowe Price International Series, Inc.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus, dated May 1, 2012. Certain portions of that prospectus are incorporated by reference into this Statement of Additional Information. You may obtain a prospectus free of charge by calling (877) 778-2100.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Prudential Retirement Service Center

30 Scranton Office Park

Scranton, PA 18507-1789

Telephone: (877) 778-2100

2

DEFINITIONS

CONTRACTS – The group variable annuity contracts described in the Prospectus and offered for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 403(c), 408 or 457 of the Internal Revenue Code and with non-qualified deferred compensation plans and non-qualified annuity arrangements. One of such contracts is the Small Plan Contract described in the Prospectus.

FUNDS – The Prudential Series Fund; AIM Variable Insurance Funds (Invesco Variable Insurance Funds); AllianceBernstein Variable Products Series Fund, Inc.; Janus Aspen Series; MFS® Variable Insurance Trust; T. Rowe Price Equity Series, Inc.; and T. Rowe Price International Series, Inc., available under the Contracts.

PARTICIPANT – A person who makes contributions, or for whom contributions have been made, and to whom they remain credited under the Contract. “You” means the Participant.

PARTICIPANT ACCOUNT – An account established for each Participant to record the amount credited to the Participant under the Contract.

PARTICIPANT ACCOUNT VALUE – The dollar amount held in a Participant Account.

PRUDENTIAL – The Prudential Insurance Company of America. “We,” “us,” or “our” means Prudential. Prudential is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial).

PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT – A separate account of Prudential registered under the Investment Company Act of 1940 as a unit investment trust (the “Account”), invested through its Subaccounts in shares of the corresponding Funds.

SMALL PLAN CONTRACT – A type of Contract used exclusively with retirement plans qualified under Sections 401(k) or 401(a) of the Code that generally have 100 or fewer Participants.

SUBACCOUNT – A division of the Account, the assets of which are invested in shares of the corresponding Funds.

We set out other defined terms in the Prospectus.

3

ADMINISTRATION

The assets of each Subaccount of the Discovery Account are invested in a corresponding Fund. The prospectus and the statement of additional information of each Fund describe the investment management and administration of that Fund.

Prudential generally is responsible for the administrative and recordkeeping functions of the Discovery Account and pays the expenses associated with it. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participant Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses borne by Prudential include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.

Prudential is reimbursed for these administrative and recordkeeping expenses by the annual account charge and the daily charge against the assets of each Subaccount for administrative expenses.

EXPERTS

The consolidated financial statements of The Prudential Insurance Company of America and its subsidiaries as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 and the financial statements of The Prudential Discovery Select Group Variable Contract Account as of December 31, 2011 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PRINCIPAL UNDERWRITER

Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc. offers the Contract on a continuous basis through corporate office and regional home office associated persons in those states in which contracts may be lawfully sold. It may also offer the Contract through licensed insurance brokers and agents, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

During 2011, 2010 and 2009, $520,078, $526,880 and $478,385, respectively, was paid to PIMS for its services as principal underwriter with respect to the Contracts. PIMS retained none of those commissions.

As discussed in the prospectus, PIMS pays commissions to broker/dealers that sell the Contract according to one or more schedules, and also may pay non-cash compensation. In addition, PIMS may pay trail commissions to registered representatives who maintain an ongoing relationship with a contract owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Contract and the amount of time that the Contract has been in effect.

PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCT

In an effort to promote the sale of our products (which may include the placement of Prudential and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or PIMS may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services. To the extent permitted by the FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

4

The list below identifies three general types of payments that PIMS pays which are broadly defined as follows:

•

Percentage Payments based upon “Assets under Management” or “AUM”: This type of payment is a percentage payment that is based upon the total amount held in all Prudential products that were sold through the firm (or its affiliated broker-dealers).

•

Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Prudential products sold through the firm (or its affiliated broker-dealers).

•

Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

The list below includes the names of the firms (or their affiliated broker-dealers) that we are aware (as of December 31, 2011) received payment with respect to this group annuity during 2011 (or as to which a payment was accrued during 2011). Your registered representative can provide you with more information about the compensation arrangements that apply upon request. During 2011, the least amount paid, and greatest amount paid, were $100 and $ 358,160, respectively. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to the Contract, any such compensation will be paid by us or by PIMS and will not result in any additional charge to you.

Name of Firms:	Paradigm Equities, Inc.
Pruco Securities Corporation
Wells Fargo Insurance Agency
Gallagher Retirement Services
UBS Financial Services Insurance Agency, Inc.
Wells Fargo Wealth Brokerage Insurance Agency
PrimeVest Financial Services
Enterprise General Insurance Agency, Inc.
Money Concepts Capital Corporation
Walnut Street Securities, Inc.
Lincoln Financial Securities Corporation
Sagepoint Financial, Inc.
Triad Insurance, Inc.
Cadaret Grant & Company
LPA Insurance Agency, Inc.
Workman Securities Corporation
WS Insurance Services, LLC
SBHU Life Agency, Inc.
H.D. Vest Insurance Agency, LLC.
Park Avenue Securities, Inc.
Investment Professional Insurance Agency
Securian Financial Services

DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and adjusting the result for the daily

5

equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a subaccount is determined by multiplying the number of shares of The Prudential Series Fund (the “Series Fund”) or other fund held by that subaccount by the net asset value of each share and adding the value of dividends declared, on the ex-date, by the Series Fund or other fund but not yet paid.

FEDERAL TAX STATUS

Other Tax Rules

1. Diversification

The Internal Revenue Code provides that the underlying investments for the Variable Investment Options must satisfy certain diversification requirements. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. We believe the portfolios underlying the Variable Investment Options for the Contract meet these diversification requirements.

2. Investor Control

Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, or in response to other changes in tax laws or regulations, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.

3. Entity Owners

When a Contract is held by a non-natural person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include contracts held by an entity as an agent for a natural person, contracts held under a qualified pension or profit sharing plan, a tax deferred annuity or individual retirement plan or contracts that provide for immediate annuities.

4. Generation-Skipping Transfers

If you transfer your Contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

FINANCIAL STATEMENTS

The consolidated financial statements for Prudential and subsidiaries included herein should be distinguished from the financial statements of the Account, and should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts. Also included herein are certain financial statements of the Account.

6

FINANCIAL STATEMENTS OF

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2011

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Government Income Portfolio	Prudential Conservative Balanced Portfolio	Prudential Flexible Managed Portfolio
ASSETS
Investment in the portfolios, at fair value	$9,097,434	$7,983,625	$4,930,749	$4,363,879	$5,574,139
(Payable to)/Receivable from The Prudential Insurance Company of America	(11,883)	(2,636)	(514)	(1,402)	(1,428)

Net Assets	$9,085,551	$7,980,989	$4,930,235	$4,362,477	$5,572,711

NET ASSETS, representing:
Accumulation units	$9,085,551	$7,980,989	$4,930,235	$4,362,477	$5,572,711
Equity of The Prudential Insurance Company of America	0	0	0	0	0

	$9,085,551	$7,980,989	$4,930,235	$4,362,477	$5,572,711

Units outstanding	699,056	378,321	247,217	275,186	370,303

Portfolio shares held	909,743	680,036	398,605	267,395	348,602
Portfolio net asset value per share	$10.00	$11.74	$12.37	$16.32	$15.99
Investment in portfolio shares, at cost	$9,097,434	$7,251,239	$4,513,733	$3,527,706	$4,887,151

STATEMENT OF OPERATIONS For the year ended December 31, 2011
	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Government Income Portfolio	Prudential Conservative Balanced Portfolio	Prudential Flexible Managed Portfolio
INVESTMENT INCOME
Dividend income	$1,834	$337,657	$123,469	$109,470	$109,983

EXPENSES
Charges for administration, mortality and expense risk	81,262	77,444	49,387	48,691	56,094

NET INVESTMENT INCOME (LOSS)	(79,428)	260,213	74,082	60,779	53,889

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	180,231	105,924	0	0
Realized gain (loss) on shares redeemed	0	172	20,617	88,323	6,607
Net change in unrealized gain (loss) on investments	0	47,031	121,723	22,162	122,643

NET GAIN (LOSS) ON INVESTMENTS	0	227,434	248,264	110,485	129,250

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(79,428)	$487,647	$322,346	$171,264	$183,139

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)
Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Equity Portfolio	Prudential Jennison Portfolio	Prudential Global Portfolio	Invesco V.I. Core Equity Fund	Janus Aspen Janus Portfolio – Institutional Shares

$3,634,536	$15,352,841	$6,476,232	$10,227,447	$11,828,387	$2,465,239	$8,041,427	$8,620,629
(982)	(109)	(609)	557	(43)	182	677	884

$3,633,554	$15,352,732	$6,475,623	$10,228,004	$11,828,344	$2,465,421	$8,042,104	$8,621,513

$3,633,554	$15,352,732	$6,475,623	$10,228,004	$11,828,344	$2,465,421	$8,042,104	$8,621,513
0	0	0	0	0	0	0	0

$3,633,554	$15,352,732	$6,475,623	$10,228,004	$11,828,344	$2,465,421	$8,042,104	$8,621,513

190,965	1,063,645	385,796	722,977	801,567	189,717	557,178	657,525

737,228	487,856	406,543	430,992	508,529	145,528	300,952	377,436
$4.93	$31.47	$15.93	$23.73	$23.26	$16.94	$26.72	$22.84
$3,301,311	$12,805,160	$6,311,199	$8,470,586	$7,435,585	$1,895,845	$6,239,034	$6,470,526

SUBACCOUNTS (Continued)
Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Equity Portfolio	Prudential Jennison Portfolio	Prudential Global Portfolio	Invesco V.I. Core Equity Fund	Janus Aspen Janus Portfolio – Institutional Shares

$281,099	$265,661	$75,378	$80,157	$38,420	$45,223	$85,346	$57,359

36,480	163,565	72,981	116,615	125,947	28,715	87,934	96,181

244,619	102,096	2,397	(36,458)	(87,527)	16,508	(2,588)	(38,822)

0	0	0	0	0	0	0	0
(11,913)	26,999	(106,902)	64,916	345,331	39,098	62,788	150,190
(91,931)	(9,306)	(345,136)	(513,928)	(333,064)	(278,686)	(152,528)	(729,251)

(103,844)	17,693	(452,038)	(449,012)	12,267	(239,588)	(89,740)	(579,061)

$140,775	$119,789	$(449,641)	$(485,470)	$(75,260)	$(223,080)	$(92,328)	$(617,883)

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2011

	SUBACCOUNTS
	Janus Aspen Overseas Portfolio – Institutional Shares	MFS Growth Series – Initial Class	MFS Research Series – Initial Class	T. Rowe Price Equity Income Portfolio	T. Rowe Price International Stock Portfolio
ASSETS
Investment in the portfolios, at fair value	$13,484,620	$6,629,060	$1,532,295	$8,602,645	$2,149,580
(Payable to)/Receivable from The Prudential Insurance Company of America	2,186	665	158	806	265

Net Assets	$13,486,806	$6,629,725	$1,532,453	$8,603,451	$2,149,845

NET ASSETS, representing:
Accumulation units	$13,486,806	$6,629,725	$1,532,453	$8,603,451	$2,149,845
Equity of The Prudential Insurance Company of America	0	0	0	0	0

	$13,486,806	$6,629,725	$1,532,453	$8,603,451	$2,149,845

Units outstanding	545,042	437,011	111,880	491,125	189,603

Portfolio shares held	353,463	269,913	81,592	442,979	180,941
Portfolio net asset value per share	$38.15	$24.56	$18.78	$19.42	$11.88
Investment in portfolio shares, at cost	$6,982,788	$3,770,278	$1,005,190	$7,183,190	$1,767,378

STATEMENT OF OPERATIONS For the year ended December 31, 2011
	SUBACCOUNTS
	Janus Aspen Overseas Portfolio – Institutional Shares	MFS Growth Series – Initial Class	MFS Research Series – Initial Class	T. Rowe Price Equity Income Portfolio	T. Rowe Price International Stock Portfolio
INVESTMENT INCOME
Dividend income	$91,124	$13,621	$14,869	$160,816	$37,316

EXPENSES
Charges for administration, mortality and expense risk	188,218	71,278	17,028	90,467	23,306

NET INVESTMENT INCOME (LOSS)	(97,094)	(57,657)	(2,159)	70,349	14,010

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	190,035	0	0	0	0
Realized gain (loss) on shares redeemed	1,578,888	301,983	51,461	34,298	(34,341)
Net change in unrealized gain (loss) on investments	(8,828,963)	(321,983)	(73,837)	(269,243)	(324,542)

NET GAIN (LOSS) ON INVESTMENTS	(7,060,040)	(20,000)	(22,376)	(234,945)	(358,883)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(7,157,134)	$(77,657)	$(24,535)	$(164,596)	$(344,873)

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)
Credit Suisse Trust International Equity Flex III Portfolio*	Prudential Small Capitalization Stock Portfolio	AllianceBernstein Small Cap Growth Portfolio

$0	$924,545	$12,539
0	(67)	0

$0	$924,478	$12,539

$0	$924,478	$0
0	0	12,539

$0	$924,478	$12,539

0	85,645	1,000

0	54,385	734
$0.00	$17.00	$17.09
$0	$849,655	$10,000

SUBACCOUNTS (Continued)
Credit Suisse Trust International Equity Flex III Portfolio*	Prudential Small Capitalization Stock Portfolio	AllianceBernstein Small Cap Growth Portfolio

$72,545	$4,518	$0

19,317	6,550	0

53,228	(2,032)	0

0	7,490	0
339,223	(21,025)	0
(793,373)	21,716	536

(454,150)	8,181	536

$(400,922)	$6,149	$536

*	The subaccount is unavailable for investment as of December 31, 2011.

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	Prudential Money Market Portfolio		Prudential Diversified Bond Portfolio		Prudential Government Income Portfolio
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$(79,428)	$(71,367)	$260,213	$243,931	$74,082	$100,039
Capital gains distributions received	0	0	180,231	97,242	105,924	131,539
Realized gain (loss) on shares redeemed	0	0	172	11,786	20,617	4,039
Net change in unrealized gain (loss) on investments	0	0	47,031	409,503	121,723	142,523

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(79,428)	(71,367)	487,647	762,462	322,346	378,140

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,786,150	1,849,612	1,615,500	1,844,098	821,523	1,312,743
Loan repayments	26,676	23,237	30,836	20,039	18,245	23,029
Withdrawal and other charges	(2,956,783)	(2,906,033)	(1,712,414)	(1,701,332)	(1,296,488)	(1,629,389)
Loans	(58,945)	(23,323)	(17,489)	(19,722)	(47,072)	(16,480)
Net transfers between other subaccounts	0	4,244,605	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	797,098	3,188,098	(83,567)	143,083	(503,792)	(310,097)

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	717,670	3,116,731	404,080	905,545	(181,446)	68,043

NET ASSETS
Beginning of period	8,367,881	5,251,150	7,576,909	6,671,364	5,111,681	5,043,638

End of period	$9,085,551	$8,367,881	$7,980,989	$7,576,909	$4,930,235	$5,111,681

Beginning units	638,053	397,125	382,406	368,695	273,265	285,637

Units issued	319,101	480,150	85,390	101,428	60,757	79,857
Units redeemed	(258,098)	(239,222)	(89,475)	(87,717)	(86,805)	(92,229)

Ending units	699,056	638,053	378,321	382,406	247,217	273,265

The accompanying notes are an integral part of these financial statements.

A5

SUBACCOUNTS (Continued)
Prudential Conservative Balanced Portfolio		Prudential Flexible Managed Portfolio		Prudential High Yield Bond Portfolio		Prudential Stock Index Portfolio
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010

$60,779	$72,105	$53,889	$74,904	$244,619	$264,127	$102,096	$134,023
0	0	0	0	0	0	0	0
88,323	15,881	6,607	(24,301)	(11,913)	(15,673)	26,999	(129,210)
22,162	479,934	122,643	460,475	(91,931)	206,933	(9,306)	2,018,226

171,264	567,920	183,139	511,078	140,775	455,387	119,789	2,023,039

560,364	362,903	429,805	1,947,878	1,258,278	878,632	842,700	3,103,400
20,378	22,524	19,617	26,688	18,056	15,025	77,856	69,895
(1,357,963)	(669,187)	(586,588)	(664,306)	(1,463,659)	(1,195,199)	(2,242,389)	(2,399,196)
(9,823)	(39,464)	(28,698)	(23,007)	(13,691)	(6,328)	(70,679)	(97,251)
0	0	0	0	0	0	0	0

(787,044)	(323,224)	(165,864)	1,287,253	(201,016)	(307,870)	(1,392,512)	676,848

0	0	0	0	0	0	0	0

(615,780)	244,696	17,275	1,798,331	(60,241)	147,517	(1,272,723)	2,699,887

4,978,257	4,733,561	5,555,436	3,757,105	3,693,795	3,546,278	16,625,455	13,925,568

$4,362,477	$4,978,257	$5,572,711	$5,555,436	$3,633,554	$3,693,795	$15,352,732	$16,625,455

325,306	342,280	381,466	286,168	202,162	219,281	1,162,977	1,105,210

41,455	31,468	37,684	150,073	72,482	54,349	98,859	268,317
(91,575)	(48,442)	(48,847)	(54,775)	(83,679)	(71,468)	(198,191)	(210,550)

275,186	325,306	370,303	381,466	190,965	202,162	1,063,645	1,162,977

The accompanying notes are an integral part of these financial statements.

A6

FINANCIAL STATEMENTS OF

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	Prudential Value Portfolio		Prudential Equity Portfolio		Prudential Jennison Portfolio
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$2,397	$(7,501)	$(36,458)	$(20,643)	$(87,527)	$(62,808)
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	(106,902)	(159,432)	64,916	(82,868)	345,331	107,589
Net change in unrealized gain (loss) on investments	(345,136)	1,018,586	(513,928)	1,462,110	(333,064)	1,797,766

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(449,641)	851,653	(485,470)	1,358,599	(75,260)	1,842,547

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	854,836	888,184	82,868	536,564	1,141,164	952,152
Loan repayments	19,616	27,482	32,510	43,385	33,094	38,175
Withdrawal and other charges	(1,534,180)	(856,861)	(1,381,300)	(1,462,876)	(2,232,579)	(2,032,677)
Loans	(19,693)	(35,526)	(20,630)	(52,402)	(67,299)	(37,116)
Net transfers between other subaccounts	0	0	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(679,421)	23,279	(1,286,552)	(935,329)	(1,125,620)	(1,079,466)

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,129,062)	874,932	(1,772,022)	423,270	(1,200,880)	763,081

NET ASSETS
Beginning of period	7,604,685	6,729,753	12,000,026	11,576,756	13,029,224	12,266,143

End of period	$6,475,623	$7,604,685	$10,228,004	$12,000,026	$11,828,344	$13,029,224

Beginning units	423,743	422,887	810,892	866,843	877,440	915,966

Units issued	54,913	61,388	54,908	61,646	92,493	87,548
Units redeemed	(92,860)	(60,532)	(142,823)	(117,597)	(168,366)	(126,074)

Ending units	385,796	423,743	722,977	810,892	801,567	877,440

The accompanying notes are an integral part of these financial statements.

A7

SUBACCOUNTS (Continued)
Prudential Global Portfolio		Invesco V.I. Core Equity Fund		Janus Aspen Janus Portfolio – Institutional Shares		Janus Aspen Overseas Portfolio – Institutional Shares
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010

$16,508	$16,415	$(2,588)	$688	$(38,822)	$13,323	(97,094)	$(60,221)
0	0	0	0	0	0	190,035	0
39,098	11,991	62,788	1,089	150,190	45,691	1,578,888	549,005
(278,686)	390,495	(152,528)	733,276	(729,251)	1,168,278	(8,828,963)	4,189,178

(223,080)	418,901	(92,328)	735,053	(617,883)	1,227,292	(7,157,134)	4,677,962

152,938	287,659	538,873	315,554	574,078	564,559	857,812	1,929,563
4,039	10,592	27,489	29,862	32,106	32,262	63,395	56,367
(481,488)	(551,663)	(1,375,776)	(1,273,152)	(1,576,263)	(1,031,263)	(3,987,640)	(3,246,606)
(5,248)	(10,546)	(25,919)	(15,216)	(14,651)	(35,640)	(77,412)	(101,610)
0	0	0	0	0	0	0	0

(329,759)	(263,958)	(835,333)	(942,952)	(984,730)	(470,082)	(3,143,845)	(1,362,286)

0	0	0	0	0	0	0	0

(552,839)	154,943	(927,661)	(207,899)	(1,602,613)	757,210	(10,300,979)	3,315,676

3,018,260	2,863,317	8,969,765	9,177,664	10,224,126	9,466,916	23,787,785	20,472,109

$2,465,421	$3,018,260	$8,042,104	$8,969,765	$8,621,513	$10,224,126	13,486,806	$23,787,785

213,965	226,592	615,063	682,844	731,297	768,060	646,019	690,006

14,571	28,533	51,799	41,760	55,820	67,077	41,442	74,174
(38,819)	(41,160)	(109,684)	(109,541)	(129,592)	(103,840)	(142,419)	(118,161)

189,717	213,965	557,178	615,063	657,525	731,297	545,042	646,019

The accompanying notes are an integral part of these financial statements.

A8

FINANCIAL STATEMENTS OF

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	MFS Growth Series – Initial Class		MFS Research Series – Initial Class		T. Rowe Price Equity Income Portfolio
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$(57,657)	$(57,989)	$(2,159)	$(940)	$70,349	$86,828
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	301,983	66,504	51,461	(131)	34,298	(48,015)
Net change in unrealized gain (loss) on investments	(321,983)	1,010,369	(73,837)	230,752	(269,243)	1,186,977

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(77,657)	1,018,884	(24,535)	229,681	(164,596)	1,225,790

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	428,133	471,107	139,886	210,567	1,024,786	1,048,422
Loan repayments	27,962	35,866	7,301	6,623	23,753	16,514
Withdrawal and other charges	(1,246,948)	(757,413)	(360,154)	(198,716)	(1,798,728)	(1,760,298)
Loans	(42,998)	(39,607)	(1,215)	(10,586)	(30,067)	(21,058)
Net transfers between other subaccounts	0	0	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(833,851)	(290,047)	(214,182)	7,888	(780,256)	(716,420)

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	(911,508)	728,837	(238,717)	237,569	(944,852)	509,370

NET ASSETS
Beginning of period	7,541,233	6,812,396	1,771,170	1,533,601	9,548,303	9,038,933

End of period	$6,629,725	$7,541,233	$1,532,453	$1,771,170	$8,603,451	$9,548,303

Beginning units	490,682	506,315	127,476	126,718	536,223	578,402

Units issued	40,525	43,651	13,357	21,910	66,068	72,502
Units redeemed	(94,196)	(59,284)	(28,953)	(21,152)	(111,166)	(114,681)

Ending units	437,011	490,682	111,880	127,476	491,125	536,223

The accompanying notes are an integral part of these financial statements.

A9

SUBACCOUNTS (Continued)
T. Rowe Price International Stock Portfolio		Credit Suisse Trust International Equity Flex III Portfolio		Prudential Small Capitalization Stock Portfolio		AllianceBernstein Small Cap Growth Portfolio
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 10/21/2011**	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	04/15/2010* to 12/31/2010	01/01/2011 to 12/31/2011	04/19/2010* to 12/31/2010

$14,010	$(1,056)	$53,228	$(19,102)	$(2,032)	$244	$0	$0
0	6,265	0	0	7,490	0	0	0
(34,341)	6,570	339,223	(5,692)	(21,025)	(6,537)	0	0
(324,542)	262,563	(793,373)	312,622	21,716	53,174	536	2,003

(344,873)	274,342	(400,922)	287,828	6,149	46,881	536	2,003

770,126	417,554	417,691	645,376	1,067,051	599,604	0	0
10,732	13,377	9,249	16,072	2,531	1,227	0	0
(496,378)	(408,364)	(2,743,540)	(428,590)	(681,707)	(114,571)	0	0
(6,044)	(11,611)	(4,137)	(14,845)	(1,545)	(2,101)	0	0
0	0	0	0	0	0	0	0

278,436	10,956	(2,320,737)	218,013	386,330	484,159	0	0

0	0	0	0	(9,041)	10,000	0	10,000

(66,437)	285,298	(2,721,659)	505,841	383,438	541,040	536	12,003

2,216,282	1,930,984	2,721,659	2,215,818	541,040	0	12,003	0

$2,149,845	$2,216,282	$0	$2,721,659	$924,478	$541,040	$12,539	$12,003

168,695	166,620	265,807	240,665	50,905	0	1,000	0

65,728	39,501	45,485	76,074	102,299	63,944	0	1,000
(44,820)	(37,426)	(311,292)	(50,932)	(67,559)	(13,039)	0	0

189,603	168,695	0	265,807	85,645	50,905	1,000	1,000

*	Date subaccount became available for investment.

**	Date subaccount became unavailable for investment.

The accompanying notes are an integral part of these financial statements.

A10

NOTES TO FINANCIAL STATEMENTS OF

THE PRUDENTIAL DISCOVERY SELECT GROUP

VARIABLE CONTRACT ACCOUNT

Note 1:	General

The Prudential Discovery Select Group Variable Contract Account (the “Account”) was established on February 11, 1997 by The Prudential Insurance Company of America (“Prudential”), a wholly owned subsidiary of Prudential Financial (“PFI”) and commenced operations on July 31, 1997 under the laws of the State of New Jersey. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from the purchase of Discovery Select Group Annuity Contracts (the “Contracts”) are invested in the Account. The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

The Account is used in connection with the contracts sold to retirement plans that qualify for federal tax benefits under Sections 401, 403(b), 403(c), 408 or 457 of the Internal Revenue Code of 1986 (the “Code”) and to nonqualified deferred compensation plans. The Contracts are group annuity contracts and generally are issued to employers (“Contract holders”) who make contributions under them on behalf of their employees. A person for whom contributions have been made and to whom contributions remain credited under a Contract is a “Participant.”

The Account is comprised of twenty Subaccounts. The assets of each Subaccount are invested in either a corresponding portfolio of The Prudential Series Fund (the “Series Fund”) or one of the non-Prudential administered funds (collectively, the “Portfolios”) as follows:

Alliance Bernstein Small Cap Growth Portfolio

Credit Suisse Trust International Equity Flex III Portfolio**

Invesco V.I. Core Equity Fund

Janus Aspen Janus Portfolio – Institutional Shares

Janus Aspen Overseas Portfolio – Institutional Shares

MFS Growth Series –
Initial Class

MFS Research Series –
Initial Class

Prudential Conservative Balanced Portfolio

Prudential Diversified Bond Portfolio

Prudential Equity Portfolio

Prudential Flexible Managed Portfolio

Prudential Global Portfolio

Prudential Government Income Portfolio

Prudential High Yield Bond Portfolio

Prudential Jennison Portfolio

Prudential Money Market Portfolio

Prudential Small Capitalization Stock Portfolio

Prudential Stock Index Portfolio

Prudential Value Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price International Stock Portfolio

**	Subaccount no longer available for investment as of December 31, 2011.

All contractual obligations arising under contracts participating in the Account are general corporate obligations of Prudential, although Participants’ payments from the Account will depend upon the investment experience of the Account.

The Series Fund is an open-end management investment company, and each portfolio of the Series Fund is managed by Prudential Investments LLC, which is an affiliate of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the underlying mutual funds. Additional information on these mutual funds is available upon request to the appropriate companies.

The Credit Suisse Trust International Equity Flex III Portfolio expired on October 21, 2011. The assets previously invested within the subaccount were liquidated prior to expiration and the fund had zero assets at expiration.

A11

Note 2:	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investments—The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, which is obtained from the custodian and is based on the fair value of the underlying securities in the respective portfolios. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Subaccount.

Security Transactions—Realized gains and losses on security transactions are determined based upon an average cost of the investment sold. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend Income and Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex-distribution date.

Future Adoption of New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. This new guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied prospectively. The Account expects this guidance to have an impact on its financial statement disclosures but limited, if any, impact on the Account’s financial position or results of operations.

Note 3:	Fair Value

Fair Value Measurement—Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Account for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability: (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. Investments which have a net asset value which is readily available to the public are classified as Level 1.

Level 2—Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset, either directly or indirectly, for substantially the full term of the

A12

Note 3:	Fair Value (Continued)

asset through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. Investments which have a net asset value which is only available to institutional clients are classified as Level 2.

Level 3—Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Account’s assumptions about the inputs market participants would use in pricing the asset or liability. As of December 31, 2011, the Account did not have any Level 3 assets or liabilities.

As of December 31, 2011, all funds have been classified as Level 1 with the exception of proprietary funds, consisting of “Series Funds”, and any non-proprietary funds not available for public investment, which are classified as Level 2. The Level 2 fund balances of assets and liabilities measured at fair value on a recurring basis, as of December 31, 2011, are presented below.

Proprietary Funds (Series Fund)	$82,859,053
Janus Aspen Overseas Portfolio – Institutional Shares	$13,484,620
Janus Aspen Janus Portfolio – Institutional Shares	$8,620,629
AllianceBernstein Small Cap Growth Portfolio	$12,539

Transfers between Level 1 and Level 2

During 2011, there were no significant transfers from Level 1 to Level 2. There were significant transfers from Level 2 to Level 1, as set forth in the following table. The transfers are based on values as of December 31, 2010. Investments are transferred out of Level 1 and into Level 2 when a net asset value is no longer readily available to the public and conversely transferred out of Level 2 and into Level 1 when a net asset value becomes readily available to the public.

Invesco V.I. Core Equity Fund	$8,968,162

As there are no Level 3 assets for either period, a presentation of the reconciliation of Level 3 assets is not required at this time. In addition, there are no other financial assets or assets valued on a non-recurring basis.

Note 4:	Taxes

The Discovery Account is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. No federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales of investments, excluding distributions received and invested, in the portfolios for the year ended December 31, 2011 were as follows:

	Purchases	Sales
Prudential Money Market Portfolio	$3,223,421	$(2,509,426)
Prudential Diversified Bond Portfolio	$1,273,783	$(1,436,321)
Prudential Government Income Portfolio	$789,872	$(1,343,772)

A13

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
Prudential Conservative Balanced Portfolio	$522,675	$(1,359,129)
Prudential Flexible Managed Portfolio	$393,384	$(615,504)
Prudential High Yield Bond Portfolio	$1,044,979	$(1,282,853)
Prudential Stock Index Portfolio	$633,173	$(2,186,147)
Prudential Value Portfolio	$631,071	$(1,382,324)
Prudential Equity Portfolio	$412,937	$(1,814,210)
Prudential Jennison Portfolio	$748,708	$(2,000,473)
Prudential Global Portfolio	$130,645	$(488,572)
Invesco V.I. Core Equity Fund	$496,969	$(1,419,310)
Janus Aspen Janus Portfolio – Institutional Shares	$474,003	$(1,553,478)
Janus Aspen Overseas Portfolio – Institutional Shares	$552,068	$(3,880,727)
MFS Growth Series – Initial Class	$409,403	$(1,313,294)
MFS Research Series – Initial Class	$147,431	$(378,449)
T. Rowe Price Equity Income Portfolio	$724,795	$(1,598,326)
T. Rowe Price International Stock Portfolio	$729,221	$(460,798)
Credit Suisse Trust International Equity Flex III Portfolio	$300,956	$(2,640,179)
Prudential Small Capitalization Stock Portfolio	$972,693	$(601,944)
AllianceBernstein Small Cap Growth Portfolio	$0	$0

Note 6:	Related Party Transactions

PFI and its affiliates perform various services on behalf of the portfolios of the Prudential Series Fund in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping, administrative, and customer service functions.

The Prudential Series Fund has entered into a management agreement with Prudential Investments LLC (“PI”) an indirect, wholly-owned subsidiary of PFI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services with respect to each portfolio of the Prudential Series Fund. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc., Quantitative Management Associates LLC and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Prudential Series Fund. No distribution or service fees are paid to PIMS as distributor of the Class I shares of each portfolio of the Prudential Series Fund. However, service fees are paid to PIMS as distributor of the Class II shares of the portfolios of the Series Funds.

PI has voluntarily agreed to waive a portion of its management fee equal to an annual rate of 0.05% of the average daily net assets of the Stock Index Portfolio. The waiver is voluntary and may be modified or terminated by PI at any time without notice.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of the PI and an indirect, wholly-owned subsidiary of PFI, serves as the transfer agent for each portfolio of the Prudential Series Fund.

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

A14

Note 7:	Financial Highlights

The Contracts have unique combinations of features and fees that are charged against the assets in each Subaccount. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table was developed by determining which products offered by Prudential have the lowest and highest expense ratio. Only contract designs within the Account that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges.

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Money Market Portfolio
December 31, 2011	699	$12.96	to	$13.19	$9,086	0.02%	0.85%	to	1.00%	-0.97%	to	-0.82%
December 31, 2010	638	$13.09	to	$13.30	$8,368	0.03%	0.85%	to	1.00%	-0.95%	to	-0.81%
December 31, 2009	397	$13.21	to	$13.41	$5,251	0.42%	0.85%	to	1.00%	-0.60%	to	-0.46%
December 31, 2008	462	$13.29	to	$13.47	$6,147	2.61%	0.85%	to	1.00%	1.63%	to	1.78%
December 31, 2007	408	$13.08	to	$13.23	$5,332	4.95%	0.85%	to	1.00%	4.02%	to	4.16%

	Prudential Diversified Bond Portfolio
December 31, 2011	378	$21.07	to	$21.44	$7,981	4.30%	0.85%	to	1.00%	6.45%	to	6.61%
December 31, 2010	382	$19.79	to	$20.11	$7,577	4.23%	0.85%	to	1.00%	9.48%	to	9.64%
December 31, 2009	369	$18.08	to	$18.34	$6,671	4.80%	0.85%	to	1.00%	19.31%	to	19.49%
December 31, 2008	367	$15.15	to	$15.35	$5,572	5.37%	0.85%	to	1.00%	-4.41%	to	-4.27%
December 31, 2007	389	$15.85	to	$16.04	$6,166	5.11%	0.85%	to	1.00%	4.66%	to	4.85%

	Prudential Government Income Portfolio
December 31, 2011	247	$19.91	to	$20.26	$4,930	2.46%	0.85%	to	1.00%	6.56%	to	6.72%
December 31, 2010	273	$18.68	to	$18.98	$5,112	2.89%	0.85%	to	1.00%	5.93%	to	6.09%
December 31, 2009	286	$17.63	to	$17.89	$5,044	3.16%	0.85%	to	1.00%	6.64%	to	6.80%
December 31, 2008	286	$16.54	to	$16.75	$4,728	3.98%	0.85%	to	1.00%	3.27%	to	3.42%
December 31, 2007	270	$16.01	to	$16.20	$4,327	4.50%	0.85%	to	1.00%	4.64%	to	4.81%

	Prudential Conservative Balanced Portfolio
December 31, 2011	275	$15.84	to	$16.12	$4,362	2.25%	0.85%	to	1.00%	3.56%	to	3.72%
December 31, 2010	325	$15.29	to	$15.54	$4,978	2.47%	0.85%	to	1.00%	10.64%	to	10.80%
December 31, 2009	342	$13.82	to	$14.02	$4,734	3.79%	0.85%	to	1.00%	18.82%	to	18.99%
December 31, 2008	339	$11.63	to	$11.79	$3,948	3.55%	0.85%	to	1.00%	-22.18%	to	-22.07%
December 31, 2007	355	$14.95	to	$15.12	$5,310	3.03%	0.85%	to	1.00%	5.08%	to	5.20%

	Prudential Flexible Managed Portfolio
December 31, 2011	370	$15.04	to	$15.30	$5,573	1.95%	0.85%	to	1.00%	3.30%	to	3.46%
December 31, 2010	381	$14.56	to	$14.79	$5,555	2.50%	0.85%	to	1.00%	10.93%	to	11.09%
December 31, 2009	286	$13.12	to	$13.31	$3,757	3.56%	0.85%	to	1.00%	18.76%	to	18.94%
December 31, 2008	329	$11.05	to	$11.19	$3,634	3.15%	0.85%	to	1.00%	-25.57%	to	-25.46%
December 31, 2007	345	$14.84	to	$15.02	$5,118	2.43%	0.85%	to	1.00%	5.28%	to	5.49%

	Prudential High Yield Bond Portfolio
December 31, 2011	191	$18.97	to	$19.30	$3,634	7.50%	0.85%	to	1.00%	4.06%	to	4.21%
December 31, 2010	202	$18.23	to	$18.52	$3,694	8.35%	0.85%	to	1.00%	12.92%	to	13.09%
December 31, 2009	219	$16.14	to	$16.38	$3,546	9.51%	0.85%	to	1.00%	45.70%	to	45.91%
December 31, 2008	184	$11.08	to	$11.22	$2,043	8.96%	0.85%	to	1.00%	-23.05%	to	-22.93%
December 31, 2007	196	$14.40	to	$14.56	$2,826	7.32%	0.85%	to	1.00%	1.63%	to	1.73%

	Prudential Stock Index Portfolio
December 31, 2011	1,064	$14.40	to	$15.04	$15,353	1.63%	0.85%	to	1.00%	0.94%	to	1.09%
December 31, 2010	1,163	$14.27	to	$14.88	$16,625	1.85%	0.85%	to	1.00%	13.45%	to	13.62%
December 31, 2009	1,105	$12.58	to	$13.10	$13,926	2.89%	0.85%	to	1.00%	24.82%	to	25.01%
December 31, 2008	1,185	$10.07	to	$10.48	$11,958	2.40%	0.85%	to	1.00%	-37.56%	to	-37.47%
December 31, 2007	1,257	$16.14	to	$16.75	$20,324	1.71%	0.85%	to	1.00%	4.08%	to	4.19%

A15

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Value Portfolio
December 31, 2011	386	$16.75	to	$17.05	$6,476	1.03%	0.85%	to	1.00%	-6.51%	to	-6.37%
December 31, 2010	424	$17.92	to	$18.21	$7,605	0.87%	0.85%	to	1.00%	12.74%	to	12.90%
December 31, 2009	423	$15.89	to	$16.13	$6,730	2.07%	0.85%	to	1.00%	40.52%	to	40.73%
December 31, 2008	449	$11.31	to	$11.46	$5,080	1.87%	0.85%	to	1.00%	-42.86%	to	-42.78%
December 31, 2007	460	$19.80	to	$20.03	$9,120	1.44%	0.85%	to	1.00%	2.19%	to	2.34%

	Prudential Equity Portfolio
December 31, 2011	723	$14.14	to	$14.39	$10,228	0.69%	0.85%	to	1.00%	-4.42%	to	-4.28%
December 31, 2010	811	$14.79	to	$15.03	$12,000	0.79%	0.85%	to	1.00%	10.80%	to	10.96%
December 31, 2009	867	$13.35	to	$13.55	$11,577	1.71%	0.85%	to	1.00%	36.80%	to	37.01%
December 31, 2008	912	$9.76	to	$9.89	$8,907	1.57%	0.85%	to	1.00%	-38.77%	to	-38.68%
December 31, 2007	974	$15.94	to	$16.13	$15,531	1.16%	0.85%	to	1.00%	8.24%	to	8.43%

	Prudential Jennison Portfolio
December 31, 2011	802	$14.70	to	$14.96	$11,828	0.30%	0.85%	to	1.00%	-0.69%	to	-0.54%
December 31, 2010	877	$14.80	to	$15.04	$13,029	0.43%	0.85%	to	1.00%	10.84%	to	11.01%
December 31, 2009	916	$13.36	to	$13.55	$12,266	0.74%	0.85%	to	1.00%	41.61%	to	41.82%
December 31, 2008	963	$9.43	to	$9.56	$9,101	0.57%	0.85%	to	1.00%	-37.90%	to	-37.81%
December 31, 2007	1,027	$15.19	to	$15.37	$15,625	0.33%	0.85%	to	1.00%	10.91%	to	11.09%

	Prudential Global Portfolio
December 31, 2011	190	$12.99	to	$13.22	$2,465	1.59%	0.85%	to	1.00%	-7.89%	to	-7.76%
December 31, 2010	214	$14.10	to	$14.33	$3,018	1.56%	0.85%	to	1.00%	11.63%	to	11.80%
December 31, 2009	227	$12.63	to	$12.82	$2,863	2.96%	0.85%	to	1.00%	30.09%	to	30.28%
December 31, 2008	226	$9.71	to	$9.84	$2,197	1.91%	0.85%	to	1.00%	-43.49%	to	-43.40%
December 31, 2007	241	$17.18	to	$17.38	$4,149	1.19%	0.85%	to	1.00%	9.36%	to	9.52%

	Invesco V.I. Core Equity Fund
December 31, 2011	557	$14.40	to	$14.66	$8,042	0.96%	0.85%	to	1.00%	-1.05%	to	-0.91%
December 31, 2010	615	$14.55	to	$14.79	$8,970	0.97%	0.85%	to	1.00%	8.47%	to	8.63%
December 31, 2009	683	$13.42	to	$13.61	$9,178	1.88%	0.85%	to	1.00%	27.02%	to	27.21%
December 31, 2008	745	$10.56	to	$10.70	$7,879	2.16%	0.85%	to	1.00%	-30.83%	to	-30.73%
December 31, 2007	802	$15.27	to	$15.45	$12,267	1.07%	0.85%	to	1.00%	7.03%	to	7.21%

	Janus Aspen Janus Portfolio - Institutional Shares
December 31, 2011	658	$13.08	to	$13.31	$8,622	0.59%	0.85%	to	1.00%	-6.24%	to	-6.10%
December 31, 2010	731	$13.95	to	$14.17	$10,224	1.11%	0.85%	to	1.00%	13.39%	to	13.55%
December 31, 2009	768	$12.30	to	$12.48	$9,467	0.54%	0.85%	to	1.00%	34.99%	to	35.20%
December 31, 2008	811	$9.11	to	$9.23	$7,404	0.75%	0.85%	to	1.00%	-40.32%	to	-40.23%
December 31, 2007	857	$15.27	to	$15.45	$13,103	0.72%	0.85%	to	1.00%	13.97%	to	14.16%

	Janus Aspen Overseas Portfolio - Institutional Shares
December 31, 2011	545	$24.68	to	$25.12	$13,487	0.47%	0.85%	to	1.00%	-32.84%	to	-32.74%
December 31, 2010	646	$36.75	to	$37.34	$23,788	0.69%	0.85%	to	1.00%	24.07%	to	24.25%
December 31, 2009	690	$29.62	to	$30.05	$20,472	0.56%	0.85%	to	1.00%	77.77%	to	78.03%
December 31, 2008	726	$16.66	to	$16.88	$12,112	1.23%	0.85%	to	1.00%	-52.59%	to	-52.52%
December 31, 2007	786	$35.14	to	$35.55	$27,658	0.62%	0.85%	to	1.00%	27.04%	to	27.24%

	MFS Growth Series - Initial Class
December 31, 2011	437	$15.14	to	$15.40	$6,630	0.19%	0.85%	to	1.00%	-1.31%	to	-1.16%
December 31, 2010	491	$15.34	to	$15.59	$7,541	0.12%	0.85%	to	1.00%	14.20%	to	14.37%
December 31, 2009	506	$13.43	to	$13.63	$6,812	0.33%	0.85%	to	1.00%	36.30%	to	36.51%
December 31, 2008	550	$9.85	to	$9.98	$5,426	0.23%	0.85%	to	1.00%	-38.04%	to	-37.94%
December 31, 2007	552	$15.90	to	$16.09	$8,786	0.01%	0.85%	to	1.00%	19.95%	to	20.17%

	MFS Research Series - Initial Class
December 31, 2011	112	$13.66	to	$13.90	$1,532	0.86%	0.85%	to	1.00%	-1.44%	to	-1.29%
December 31, 2010	127	$13.86	to	$14.08	$1,771	0.91%	0.85%	to	1.00%	14.75%	to	14.92%
December 31, 2009	127	$12.08	to	$12.26	$1,534	1.42%	0.85%	to	1.00%	29.25%	to	29.44%
December 31, 2008	129	$9.35	to	$9.47	$1,210	0.54%	0.85%	to	1.00%	-36.72%	to	-36.62%
December 31, 2007	132	$14.77	to	$14.94	$1,949	0.69%	0.85%	to	1.00%	12.10%	to	12.25%

A16

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	T. Rowe Price Equity Income Portfolio
December 31, 2011	491	$17.45	to	$17.76	$8,603	1.74%	0.85%	to	1.00%	-1.70%	to	-1.55%
December 31, 2010	536	$17.75	to	$18.04	$9,548	1.91%	0.85%	to	1.00%	13.88%	to	14.05%
December 31, 2009	578	$15.59	to	$15.82	$9,039	2.06%	0.85%	to	1.00%	24.35%	to	24.54%
December 31, 2008	604	$12.53	to	$12.70	$7,582	2.36%	0.85%	to	1.00%	-36.74%	to	-36.65%
December 31, 2007	694	$19.81	to	$20.05	$13,780	1.73%	0.85%	to	1.00%	2.22%	to	2.42%

	T. Rowe Price International Stock Portfolio
December 31, 2011	190	$11.32	to	$11.52	$2,150	1.60%	0.85%	to	1.00%	-13.70%	to	-13.57%
December 31, 2010	169	$13.12	to	$13.33	$2,216	0.92%	0.85%	to	1.00%	13.32%	to	13.49%
December 31, 2009	167	$11.58	to	$11.75	$1,931	2.77%	0.85%	to	1.00%	50.87%	to	51.10%
December 31, 2008	164	$7.67	to	$7.77	$1,263	2.10%	0.85%	to	1.00%	-49.21%	to	-49.13%
December 31, 2007	161	$15.11	to	$15.28	$2,430	1.50%	0.85%	to	1.00%	11.92%	to	12.04%

	Credit Suisse Trust International Equity Flex III Portfolio (available December 11, 2009 and expired October 21, 2011)
December 31, 2011	0	$0	to	$0	$0	2.92%	0.85%	to	1.00%	-16.25%	to	-16.15%
December 31, 2010	266	$10.18	to	$10.35	$2,722	0.11%	0.85%	to	1.00%	11.12%	to	11.29%
December 31, 2009	241	$9.16	to	$9.30	$2,216	0.00%	0.85%	to	1.00%	0.29%	to	0.30%

	Prudential Small Capitalization Stock Portfolio (available April 15, 2010)
December 31, 2011	86	$10.79	to	$10.79	$924	0.69%	1.00%	to	1.00%	-0.43%	to	-0.43%
December 31, 2010	51	$10.84	to	$10.84	$541	1.04%	1.00%	to	1.00%	8.41%	to	8.41%

	AllianceBernstein Small Cap Growth Portfolio (available April 19, 2010)
December 31, 2011	1	$12.33	to	$12.36	$13	0.00%	0.00%	to	0.00%	3.43%	to	3.58%
December 31, 2010	1	$11.92	to	$11.93	$12	0.00%	0.00%	to	0.00%	19.19%	to	19.31%

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality, expense and, administration charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2011 or from the effective date of the subaccount through the end of the reporting period.

Charges and Expenses

Prudential assesses a daily charge for administrative expenses, based on a percentage of the average assets in each Subaccount of the Discovery Select Account, as agreed upon under each Contract. Additionally, there is a 0.15% daily charge assessed for the

A17

Note 7:	Financial Highlights (Continued)

assumption of mortality and expense risks, which is also based on the average assets in each Subaccount of the Discovery Select Account. While a total maximum administrative fee and mortality and expense risk charge of 1.20% could be charged under the Contracts, the total rates currently charged by Prudential for these expenses range between 0.85% to 1.00%, which is assessed through a reduction in unit values.

Annual Account Charge

An additional administrative charge of up to $32, the annual charge, is paid to Prudential on or about the last day of each calendar year and at the time of a full withdrawal. The annual account charge will be prorated for new Participants on a monthly basis for their first year of participation. Generally, the charge will first be made against the Participant Account Value under the guaranteed interest account (if available). If the Participant is not invested in the guaranteed interest account, or if the Participant does not have enough money in such an option to pay the charge, the charge will then be made against any one or of more the Subaccounts in which the Participant is invested. This is represented in the Statement of Net Assets as a payable to Prudential. Under the Small Plan Contract, the annual account charge may be assessed in a different manner.

Withdrawal Charge

A withdrawal charge is imposed upon the withdrawal of certain purchase payments to compensate Prudential for sales and other marketing expenses. The maximum withdrawal charge is 5% on contributions withdrawn during the first year of participation. The withdrawal charge declines by 1% in each subsequent year until its 0% after the fifth year. No withdrawal charge is imposed upon contributions withdrawn for any reason after five years of participation in a program. In addition, no withdrawal charge is imposed upon contributions withdrawn to purchase an annuity under a Contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to provide a minimum distribution payment, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer’s retirement arrangement. Further, for all plans other than IRAs, no withdrawal charge is imposed upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contractholder. This charge is assessed through the redemption of units. Prudential has waived withdrawal charges effective October 1, 2009.

Note 8:	Other

Contract owner net payments—represent contract owner contributions under the Policies reduced by applicable deductions, charges, and state premium taxes.

Withdrawals and other charges—are payments to contract owners and beneficiaries made under the terms of the Variable Annuity Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts—are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account and Market Value Adjustment.

(Payable to)/Receivable from The Prudential Insurance Company of America—At times, Prudential may owe an amount to or expect to receive an amount from the Account primarily related to processing contract holder payments, surrenders, withdrawals and death benefits. This amount is reflected in the Account’s Statement of Net Assets as either a receivable from or payable to Prudential. The receivable or payable does not have an effect on the contract holder’s account or the related unit value.

A18

Note 9:	Participant Loans

The minimum loan amount is as specified in the Contract, or if not specified, as determined by Prudential. The maximum loan amount is the lesser of (a) $50,000, reduced by the highest outstanding balance of loans during the one year period immediately preceding the date of the loan or (b) 50% of the value of the Participant’s vested interest under a Contract. In the loan application, the Contractholder (or in certain cases, the Participant) designates the Subaccount(s) from which the loan amount is deducted. To repay the loan, the Participant makes periodic payments of interest plus a portion of the principal. Those payments are invested in the Subaccounts chosen by the Participant. The Participant may specify the Subaccounts from which he may borrow and into which repayments may be invested. If the Participant does not specify the Subaccounts from which the loan amount is deducted, the loan amount will be deducted pro rata from the participant account value in subaccounts.

The maximum loan amount referred to above is imposed by federal tax law. That limit, however, applies to all loans from any qualified plan of the employer. Since Prudential cannot monitor a Participant’s loan activity relating to other plans offered to Participants, it is the Participant’s responsibility to do so. Provided that a Participant adheres to these limitations, the loan will not be treated as a taxable distribution. If, however, the Participant defaults on the loan by, for example, failing to make required payments, the defaulted loan amount (as described in loan disclosure information provided to a borrowing Participant) will be treated as a taxable distribution and Prudential will send the appropriate tax information to the participant and the Internal Revenue Service.

Prudential charges a loan application fee of up to $75, which is deducted from the Participant Account at the time the loan is initiated. Prudential also charges up to $60 per year as a loan maintenance fee for record keeping and other administrative services provided in connection with the loan. This charge is guaranteed not to increase during the term of any loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly.

A19

Report of Independent Registered Public Accounting Firm

To the Contract Owners of

The Prudential Discovery Select Group Variable Contract Account

and the Board of Directors of

The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of The Prudential Discovery Select Group Variable Contract Account at December 31, 2011, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Prudential Insurance Company of America. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2011 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 19, 2012

A20

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Financial Position

December 31, 2011 and 2010 (in millions, except share amounts)

	2011	2010
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2011-$112,265; 2010- $111,314)	$123,027	$116,558
Trading account assets supporting insurance liabilities, at fair value	17,749	16,037
Other trading account assets, at fair value	5,055	5,177
Equity securities, available for sale, at fair value (cost: 2011-$4,153; 2010-$4,243)	4,917	5,432
Commercial mortgage and other loans	28,787	26,647
Policy loans	8,077	8,036
Other long-term investments (includes $366 and $258 measured at fair value under the fair value option at December 31, 2011 and 2010, respectively.)	3,824	3,485
Short-term investments and other	5,329	3,221

Total investments	196,765	184,593
Cash and cash equivalents	4,428	3,329
Accrued investment income	1,635	1,615
Deferred policy acquisition costs	8,505	8,267
Other assets	7,677	12,623
Due from parent and affiliates	6,919	4,333
Separate account assets	174,740	159,204

Total Assets	$400,669	$373,964

LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits	$82,349	$78,821
Policyholders’ account balances	75,051	73,256
Policyholders’ dividends	5,639	3,297
Securities sold under agreements to repurchase	6,031	5,885
Cash collateral for loaned securities	2,847	1,929
Income taxes	4,142	3,170
Short-term debt	1,255	1,488
Long-term debt	10,101	8,454
Other liabilities	5,748	10,397
Due to parent and affiliates	10,882	6,781
Separate account liabilities	174,740	159,204

Total liabilities	378,785	352,682

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 22)

EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized; issued and outstanding at December 31, 2011 and 2010	2	2
Additional paid-in capital	18,282	18,275
Accumulated other comprehensive income (loss)	2,693	1,244
Retained earnings	897	1,738

Total Prudential Insurance Company of America’s equity	21,874	21,259

Noncontrolling interests	10	23

Total equity	21,884	21,282

TOTAL LIABILITIES AND EQUITY	$400,669	$373,964

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Operations

Years Ended December 31, 2011, 2010 and 2009 (in millions)

	2011	2010	2009
REVENUES
Premiums	$10,586	$10,229	$9,633
Policy charges and fee income	2,574	2,197	2,090
Net investment income	8,762	8,680	8,580
Other income	1,937	1,571	2,488
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(1,913)	(2,655)	(3,337)
Other-than-temporary impairments on fixed maturity securities transferred to Other Comprehensive Income	1,664	2,261	2,004
Other realized investment gains (losses), net	1,614	1,657	(1,262)

Total realized investment gains (losses), net	1,365	1,263	(2,595)

Total revenues	25,224	23,940	20,196

BENEFITS AND EXPENSES
Policyholders’ benefits	12,623	11,918	11,047
Interest credited to policyholders’ account balances	3,146	3,314	3,648
Dividends to policyholders’	2,600	2,101	1,257
Amortization of deferred policy acquisition costs	1,456	475	483
General and administrative expenses	4,269	3,343	3,355

Total benefits and expenses	24,094	21,151	19,790

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	1,130	2,789	406

Income taxes:
Current	266	(267)	200
Deferred	162	1,094	(599)

Total income tax expense (benefit)	428	827	(399)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	702	1,962	805
Equity in earnings of operating joint ventures, net of taxes	156	46	1,487

INCOME (LOSS) FROM CONTINUING OPERATIONS	858	2,008	2,292
Income from discontinued operations, net of taxes	15	31	20

NET INCOME (LOSS)	873	2,039	2,312
Less: Income attributable to noncontrolling interests	(13)	1	1

NET INCOME (LOSS) ATTRIBUTABLE TO PRUDENTIAL INSURANCE COMPANY OF AMERICA	$886	$2,038	$2,311

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Equity

Years Ended December 31, 2011, 2010 and 2009 (in millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Total Prudential Insurance Company of America Equity	Noncontrolling Interests	Total Equity
Balance, December 31, 2008	$2	$17,819	$(186)	$(6,590)	$11,045	$21	$11,066
Capital contribution from parent	—	415	—	—	415	—	415
Assets purchased/transferred from affiliates	—	256	—	—	256	—	256
Long-term stock-based compensation program	—	(9)	—	—	(9)	—	(9)
Impact on Company’s investment in Wachovia Securities	—	(109)	—	—	(109)	—	(109)
Impact of adoption of guidance for other-than- temporary impairments of debt securities, net of taxes	—	—	575	(575)	—	—	—
Comprehensive income:
Net income	—	—	2,311	—	2,311	1	2,312
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments				6	6	—	6
Change in net unrealized investment gains (losses)				7,332	7,332	—	7,332
Change in pension and postretirement unrecognized net periodic benefit cost				(620)	(620)	—	(620)

Other comprehensive income					6,718	—	6,718

Total comprehensive income					9,029	1	9,030

Balance, December 31, 2009	2	18,372	2,700	(447)	20,627	22	20,649

Dividends to parent	—	—	(3,000)	—	(3,000)	—	(3,000)
Assets purchased/transferred from affiliates	—	(96)	—	—	(96)	—	(96)
Long-term stock-based compensation program	—	(1)	—	—	(1)	—	(1)
Comprehensive loss:
Net income (loss)	—	—	2,038	—	2,038	1	2,039
Other comprehensive income (loss), net of tax:
Change in foreign currency translation adjustments				2	2	—	2
Change in net unrealized investment gains				1,361	1,361	—	1,361
Change in pension and postretirement unrecognized net periodic benefit cost				328	328	—	328

Other comprehensive loss					1,691	—	1,691

Total comprehensive income (loss)					3,729	1	3,730

Balance, December 31, 2010	2	18,275	1,738	1,244	21,259	23	21,282

Dividends to parent	—	—	(1,727)	—	(1,727)	—	(1,727)
Long-term stock-based compensation program	—	7	—	—	7	—	7
Comprehensive income:
Net income	—	—	886	—	886	(13)	873
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments				(27)	(27)	—	(27)
Change in net unrealized investment gains				1,646	1,646	—	1,646

See Notes to Consolidated Financial Statements

Change in pension and postretirement unrecognized net periodic benefit cost				(170)	(170)	—	(170)

Other comprehensive income					1,449	—	1,449

Total comprehensive income					2,335	(13)	2,322

Balance, December 31, 2011	$2	$18,282	$897	$2,693	$21,874	$10	$21,884

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Cash Flows

Years Ended December 31, 2011, 2010 and 2009 (in millions)

	2011	Retated 2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$873	$2,039	$2,312
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Realized investment (gains) losses, net	(1,364)	(1,263)	2,595
Policy charges and fee income	(751)	(729)	(824)
Interest credited to policyholders’ account balances	3,147	3,314	3,648
Depreciation and amortization	(206)	(264)	(53)
(Gains) losses on trading account assets supporting insurance liabilities, net	(385)	(468)	(1,533)
Gain on sale of joint venture in Wachovia Securities	—	—	(2,247)
Change in:
Deferred policy acquisition costs	(392)	(1,103)	(569)
Future policy benefits and other insurance liabilities	1,735	1,790	(218)
Other trading account assets	563	(1,369)	(407)
Income taxes	(197)	(188)	(90)
Other, net	2,120	2,808	523

Cash flows from operating activities	5,143	4,567	3,137

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available for sale	25,501	21,002	26,552
Equity securities, available for sale	2,346	1,676	765
Trading account assets supporting insurance liabilities and other trading account assets	21,082	37,880	37,183
Commercial mortgage and other loans	3,797	3,794	3,321
Policy loans	890	897	968
Other long-term investments	354	622	295
Short-term investments	14,103	12,685	14,604
Payments for the purchase/origination of:
Fixed maturities, available for sale	(25,799)	(26,662)	(24,194)
Equity securities, available for sale	(2,100)	(1,587)	(827)
Trading account assets supporting insurance liabilities and other trading account assets	(22,439)	(38,796)	(37,522)
Commercial mortgage and other loans	(5,838)	(4,090)	(2,336)
Policy loans	(611)	(660)	(778)
Other long-term investments	(824)	(636)	(399)
Short-term investments	(13,827)	(11,589)	(15,449)
Proceeds from sale of joint venture in Wachovia Securities	—	—	4,500
Due to/from parent and affiliates	(1,358)	1,401	(982)
Other, net	110	62	(461)

Cash flows from (used in) investing activities	(4,613)	(4,001)	5,240

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders’ account deposits	15,467	15,542	16,883
Policyholders’ account withdrawals	(15,565)	(16,478)	(19,052)
Net change in securities sold under agreements to repurchase and cash collateral for loaned securities	1,065	(724)	(2,257)
Net change in financing arrangements (maturities 90 days or less)	37	491	(3,327)
Proceeds from the issuance of debt (maturities longer than 90 days)	2,793	2,343	1,929
Repayments of debt (maturities longer than 90 days)	(1,473)	(2,702)	(3,259)
Excess tax benefits from share-based payment arrangements	12	4	2
Capital contribution from parent	—	—	—
Dividends to parent	(1,630)	(3,000)	—
Other, net	(122)	176	(289)

Cash flows from (used in) financing activities	584	(4,348)	(9,370)

Effect of foreign exchange rate changes on cash balances	(15)	(28)	9
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,099	(3,810)	(984)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	3,329	7,139	8,123

CASH AND CASH EQUIVALENTS, END OF YEAR	$4,428	$3,329	$7,139

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid/(received)	$355	$(56)	$492

Interest paid	$306	$313	$388

NON-CASH TRANSACTIONS DURING THE YEAR
Impact on Company’s investment in Wachovia Securities due to addition of A.G. Edwards business, net of tax	$—	$—	$(109)

See Notes to Consolidated Financial Statements

1.	BUSINESS AND BASIS OF PRESENTATION

The Prudential Insurance Company of America (“Prudential Insurance”), together with its subsidiaries (collectively, the “Company”), is a wholly owned subsidiary of Prudential Holdings, LLC (“Prudential Holdings”), which is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). The Company has organized its operations into the Closed Block Business and the Financial Services Businesses. The Closed Block Business consists principally of the Closed Block (see Note 12); assets held outside the Closed Block that Prudential Insurance needs to hold to meet capital requirements related to the Closed Block policies and invested assets held outside the Closed Block that represent the difference between the Closed Block Assets and Closed Block Liabilities and the interest maintenance reserve (collectively, “Surplus and Related Assets”); deferred policy acquisition costs related to Closed Block policies; and certain other related assets and liabilities. Its Financial Services Businesses consist primarily of non-participating individual life insurance, annuities, group insurance, retirement-related services and global commodities sales and trading, which was sold in 2011.

Demutualization and Destacking

On December 18, 2001 (the “date of demutualization”), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly owned subsidiary of Prudential Holdings, which became a direct, wholly owned subsidiary of Prudential Financial.

Concurrent with the demutualization, the Company completed a corporate reorganization (the “destacking”) whereby various subsidiaries (and certain related assets and liabilities) of the Company were dividended so that they became wholly owned subsidiaries of Prudential Financial rather than of the Company.

Restatement of Consolidated Statements of Cash Flows

The Consolidated Statement of Cash Flows for the year ended December 31, 2010 has been restated to reclass dividends paid to Parent from ‘Other - Net’ Operating activities to ‘Dividends to Parent’ Financing activities. As a result of the restatement, previously reported sources of cash from operating activities and uses of cash in financing activities were increased for the year ended December 31, 2010.

Year ended December 31, 2010
(in millions)
Cash flows from operating activities:
As originally reported	$1,567
Impact of restatement	3,000

Restated	$4,567

Cash flows from financing activities:
As originally reported	$(1,348)
Impact of restatement	(3,000)

Restated	$(4,348)

The restatement had no impact on the net change in cash and cash equivalents within the Consolidated Statements of Cash Flows or on the Consolidated Statements of Operations, Financial Position or Equity.

Basis of Presentation

The Consolidated Financial Statements include the accounts of Prudential Insurance, entities over which the Company exercises control, including majority-owned subsidiaries and minority-owned entities such as limited partnerships in which the Company is the general partner, and variable interest entities in which the Company is considered the primary beneficiary. See Note 5 for more information on the Company’s consolidated variable interest entities. The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated. The Company has extensive transactions and relationships with Prudential Financial and other affiliates. Due to these relationships it is possible that the terms of these transactions are not as those that would result from transactions among related parties. The Company has evaluated subsequent events through March 31, 2012, the date these financial statements were issued.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; value of business acquired and its amortization; amortization of sales inducements; measurement of goodwill and any related impairment; valuation of investments including derivatives and the recognition of other-than-temporary impairments; future policy benefits including guarantees; pension and other postretirement benefits; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

Out of Period Adjustment

For the year ended December 31, 2011, the Company recorded an out of period adjustment that increased “Income from continuing operations before income taxes and equity in earnings of operating joint ventures” by $99 million. The adjustment is related to the capitalization of acquisition costs (expense allowance) associated with an affiliated reinsurance arrangement. The Company, which is the assuming company, had been using an approximation method for determining the amount of acquisition costs to capitalize. However, the Company should have been capitalizing all of the payments to the affiliated ceding company. This adjustment also increased the deferred policy acquisition cost asset by the same amount. The correction is not material to any previously reported financial statements.

2.	SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

Investments and Investment-Related Liabilities

The Company’s principal investments are fixed maturities; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 19 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount, is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-

temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available for sale,” net of tax, and the effect on deferred policy acquisition costs, value of business acquired, deferred sales inducements, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).”

“Trading account assets supporting insurance liabilities, at fair value” includes invested assets that support certain products which are experience rated, meaning that the investment results associated with these products are expected to ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

“Other trading account assets, at fair value” consist primarily of fixed maturities, equity securities, including certain perpetual preferred stock, and certain derivatives, including those used by the Company in its capacity as a broker-dealer and derivative hedging positions used in a non-broker-dealer capacity primarily to hedge the risks related to certain products. These instruments are carried at fair value. Realized and unrealized gains and losses on these investments and on derivatives used by the Company in its capacity as a broker-dealer are reported in “Other income” and, for those related to the Company’s global commodities group, in “Income from discontinued operations, net of taxes.” Interest and dividend income from these investments is reported in “Net investment income” and, for those related to the Company’s global commodities group, in “Income from discontinued operations, net of taxes.”

Equity securities available for sale are comprised of common stock, mutual fund shares, non-redeemable preferred stock, and perpetual preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, value of business acquired, deferred sales inducements, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).” The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when declared.

Commercial mortgage and other loans consist of commercial mortgage loans, agricultural loans, loans backed by residential properties, as well as certain other collateralized and uncollateralized loans. Commercial mortgage loans are broken down by class which is based on property type (industrial properties, retail, office, multi-family/apartment, hospitality, and other).

Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses, and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in “Net investment income.”

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income, based on the Company’s assessment as to the collectability of the principal. See Note 4 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on “early warning” status in cases where, based on the Company’s analysis of the loan’s collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 4 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

Loans backed by residential properties, other collateralized loans, and uncollateralized loans are also reviewed periodically. Each loan is assigned an internal or external credit rating. Internal credit ratings take into consideration various factors including financial ratios and qualitative assessments based on non-financial information. In cases where there are personal or third party guarantors, the credit quality of the guarantor is also reviewed. These factors are used in developing the allowance for losses. Based on the diversity of the loans in these categories and their immateriality, the Company has not disclosed the credit quality indicators related to these loans in Note 4.

For those loans not reported at fair value, the allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolio segments considers the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff or the receipt of assets in full satisfaction of the debt is deemed to be a troubled debt restructuring. Based on the Company’s credit review process described above, these loans generally would have been deemed impaired prior to the troubled debt restructuring, and specific allowances for losses would have been established prior to the determination that a troubled debt restructuring has occurred.

In a troubled debt restructuring where the Company receives assets in full satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for impairment based on the credit review process noted above. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the income recognition policy noted above. Additionally, the loan continues to be subject to the credit review process noted above.

In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.

See Note 4 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

“Policy loans” are carried at unpaid principal balances. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. As part of securities repurchase agreements or securities loaned transactions, the Company transfers either corporate debt securities, or U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company transfers cash as collateral and receives U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income;” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”). Income and expenses related to these transactions executed within the Company’s derivative operations are reported in “Other income.” Income and expenses related to these transactions executed within the Company’s global commodities group are reported in “Income from discontinued operations, net of taxes.”

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

“Other long-term investments” consist of the Company’s investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are generally accounted for using the equity method of accounting. In certain instances in which the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies, the Company applies the cost method of accounting. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investment in operating joint ventures, is included in “Net investment income.” The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, generally on a one to three month lag. The Company consolidates joint ventures and limited partnerships in certain other instances where it is deemed to exercise control, or is considered the primary beneficiary of a variable interest entity. The Company’s net income from consolidated joint ventures and limited partnerships is included in the respective revenue and expense line items depending on the activity of the consolidated entity.

The Company’s wholly-owned investment real estate consists of real estate which the Company has the intent to hold for the production of income as well as real estate held for sale. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any writedowns to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. Real estate held for sale is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. An impairment loss is recognized when the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Decreases in the carrying value of investment real estate held for the production of income due to other-than-temporary impairments are recorded in “Realized investment gains (losses), net.” Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in “Net investment income.” In the period a real estate investment is deemed held for sale and meets all of the discontinued operation criteria, the Company reports all related net investment income and any resulting investment gains and losses as discontinued operations for all periods presented.

“Short-term investments” primarily consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased, other than those debt instruments meeting this definition that are included in “Trading account assets supporting insurance liabilities, at fair value.” These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments. Short-term investments held in the Company’s former broker-dealer operations were marked-to-market through “Income from discontinued operations, net of taxes.”

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment, except those derivatives used in the Company’s capacity as a broker or dealer.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

Under the authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities an other-than-temporary impairment must be recognized in earnings for a debt security in an unrealized loss position when an entity either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the guidance requires that the Company analyze its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an other-than-temporary impairment is recognized.

Under the authoritative guidance for the recognition and presentation of other-than-temporary impairments, when an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these two criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss).” Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of “Accumulated other comprehensive income (loss).”

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including prepayment assumptions, and are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates include assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets supporting insurance liabilities, at fair value.”

Deferred Policy Acquisition Costs

Costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs (“DAC”) include commissions, costs of policy issuance and underwriting, and variable field office expenses that are incurred in producing new business. See below under “Future Adoption of New Accounting Pronouncements” for a discussion of the new authoritative guidance adopted effective January 1, 2012, regarding which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. In each reporting period, capitalized DAC is amortized to “Amortization of deferred policy acquisition costs,” net of the accrual of imputed interest on DAC balances. DAC is subject to recoverability testing at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits, anticipated gross margins, or premiums less benefits and maintenance expenses, as applicable. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

For traditional participating life insurance included in the Closed Block, DAC is amortized over the expected life of the contracts (up to 45 years) in proportion to gross margins based on historical and anticipated future experience, which is evaluated regularly. The effect of changes in estimated gross margins on unamortized DAC is reflected in “Amortization of deferred policy acquisition costs,” in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and fixed and variable deferred annuity products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach to derive the blended future rate of return assumptions. However, if the projected future rate of return calculated using this approach is greater than the maximum future rate of return assumption, the maximum future rate of return is utilized in deriving the blended future rate of return assumption. In addition to the gross profit components previously mentioned, the impact of the embedded derivatives associated with certain optional living benefit features of the Company’s variable annuity contracts and related hedging activities are also included in actual gross profits used as the basis for calculating current period amortization and, in certain instances, in management’s estimate of total gross profits used for setting the amortization rate. The effect of changes to estimated gross profits on unamortized DAC is reflected in “Amortization of deferred policy acquisition costs” in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

For group annuity contracts, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to gross profits. For group corporate-, bank- and trust-owned life insurance contracts, acquisition costs are deferred and amortized in proportion to lives insured. For group and individual long-term care contracts, acquisition expenses are deferred and amortized in proportion to gross premiums. For single premium immediate annuities with life contingencies, and single premium group annuities and single premium structured settlements with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract. For funding agreement notes contracts, single premium structured settlement contracts without life contingencies, and single premium immediate annuities without life contingencies, acquisition expenses are deferred and amortized over the expected life of the contracts using the interest method. For other group life and disability insurance contracts and guaranteed investment contracts, acquisition costs are expensed as incurred.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain policyholders, pension funds and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans, short-term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholder’s account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See Note 11 for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate account assets generally accrue to the policyholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Other income.” Seed money that the Company invests in separate accounts is reported in the appropriate general account asset line. Investment income and realized investment gains or losses from seed money invested in separate accounts accrues to the Company and is included in the Company’s results of operations.

Other Assets and Other Liabilities

Other assets consist primarily of prepaid pension benefit costs, certain restricted assets, trade receivables, value of business acquired, goodwill, deferred sales inducements, the Company’s investments in operating joint ventures, which include the Company’s indirect investment in China Pacific Insurance (Group) Co., Ltd. (“China Pacific Group”), property and equipment, and reinsurance recoverables. Other liabilities consist primarily of trade payables, pension and other employee benefit liabilities, derivative liabilities, and reinsurance payables.

Property and equipment are carried at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally range from 3 to 40 years.

As a result of certain acquisitions and the application of purchase accounting, the Company reports a financial asset representing the value of business acquired (“VOBA”). VOBA includes an explicit adjustment to reflect the cost of capital attributable to the acquired insurance contracts.VOBA represents an adjustment to the state value of inforce insurance contract liabilities to present them at fair value, determined as of the acquisition date. VOBA balances are subject to recoverability testing, in the manner in which it was acquired, at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits. The Company has established a VOBA asset primarily for its deferred annuity, defined contribution and defined benefit businesses. For acquired annuity contracts, future positive cash flows generally include fees and other charges assessed to the contracts as long as they remain in force as well as fees collected upon surrender, if applicable, while future negative cash flows include costs to administer contracts and benefit payments. In addition, future cash flows with respect to acquired annuity business include the impact of future cash flows expected from the guaranteed minimum death and income benefit provisions. For acquired defined contribution and defined benefits businesses, contract balances are projected using assumptions for add-on deposits, participant withdrawals, contract surrenders, and investment returns. Gross profits are then determined based on investment spreads and the excess of fees and other charges over the costs to administer the contracts. The Company amortizes VOBA over the effective life of the acquired contracts in “General and administrative expenses.” For acquired annuity contracts, VOBA is amortized in proportion to estimated gross profits arising from the contracts and anticipated future experience, which is evaluated regularly. For acquired defined contribution and defined benefit businesses, the majority of VOBA is amortized in proportion to estimated gross profits arising principally from investment spreads and fees in excess of actual expense based upon historical and estimated future experience, which is updated periodically. The remainder of VOBA is amortized based on estimated gross revenues, fees, or the change in policyholders’ account balances, as applicable. The effect of changes in estimated gross profits on unamortized VOBA is reflected in the period such estimates of expected future profits are revised. See Note 8 for additional information regarding VOBA.

As a result of certain acquisitions, the Company recognizes an asset for goodwill representing the excess of cost over the net fair value of the assets acquired and liabilities assumed. Goodwill is assigned to reporting units at the date the goodwill is initially recorded. Once goodwill has been assigned to reporting units, it no longer retains its association with a particular acquisition, and all of the activities within the reporting unit, whether acquired or organically grown, are available to support the value of the goodwill.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. The Company’s reporting units are the Financial Services Businesses and the Closed Block Business. The fundamental goodwill impairment analysis is a two-step test that is performed at the reporting unit level. The first step, used to identify potential impairment, involves comparing each reporting unit’s fair value to its carrying value including goodwill. If the fair value of a reporting unit exceeds its carrying value, the applicable goodwill is considered not to be impaired. If the carrying value exceeds fair value, there is an indication of a potential impairment and the second step of the test is performed to measure the amount of impairment.

The second step involves calculating an implied fair value of goodwill for each reporting unit for which the first step indicated impairment. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination, which is the excess of the fair value of the reporting unit, as determined in the first step, over the aggregate fair values of the individual assets, liabilities and identifiable intangibles as if the reporting unit was being acquired in a business combination. If the implied fair value of goodwill in the “pro forma” business combination accounting as described above exceeds the goodwill assigned to a reporting unit, there is no impairment. If the goodwill assigned to a reporting unit exceeds the implied fair value of the goodwill, an impairment charge is recorded in “General and administrative expenses” for the excess. An impairment loss recognized cannot exceed the amount of goodwill assigned to a reporting unit, and the loss establishes a new basis in the goodwill. Subsequent reversal of goodwill impairment losses is not permitted. Management is required to make significant estimates in determining the fair value of a reporting unit including, but not limited to: projected earnings, comparative market multiples, and the risk rate at which future net cash flows are discounted.

In accordance with recently issued accounting guidance, the Company may first perform a qualitative goodwill assessment to determine whether events or circumstances lead to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If, after assessing the totality of events or circumstances, the Company determines it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then performing the two-step goodwill impairment test, as described above, is not necessary. If, however, the Company concludes otherwise, then the Company must perform the first step of the two-step impairment test by comparing the reporting unit’s fair value with its carrying value including goodwill. If the carrying value exceeds fair value, then the Company must perform the second step of the goodwill impairment test to measure the impairment loss, if any. Further details of this recently issued guidance are provided under “Adoption of New Accounting Pronouncements,” below.

See Note 9 for additional information regarding goodwill.

The Company offers various types of sales inducements to policyholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to recoverability testing at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits. The Company records amortization of deferred sales inducements in “Interest credited to policyholders’ account balances.” See Note 11 for additional information regarding sales inducements.

The majority of the Company’s reinsurance recoverables and payables are receivables and corresponding payables associated with the reinsurance arrangements used to effect the Company’s acquisition of the retirement businesses of CIGNA. The remaining amounts relate to other reinsurance arrangements entered into by the Company. For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. See Note 13 for additional information about the Company’s reinsurance arrangements.

Investments in operating joint ventures are generally accounted for under the equity method. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. See Note 7 for additional information on investments in operating joint ventures.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For individual traditional participating life insurance products, the mortality and interest rate assumptions applied are those used to calculate the policies’ guaranteed cash surrender values. For life insurance, other than individual traditional participating life insurance, and annuity and disability products, expected mortality and morbidity is generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation. See Note 10 for additional information regarding future policy benefits.

The Company’s liability for future policy benefits also includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish claim liabilities until a loss has occurred. However, unpaid claims and claim adjustment expenses includes estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The Company’s liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 11, and certain unearned revenues.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues. See Note 10 for additional information regarding policyholders’ account balances.

Policyholders’ Dividends

The Company’s liability for policyholders’ dividends includes its dividends payable to policyholders and its policyholder dividend obligation associated with the participating policies included in the Closed Block. The dividends payable for participating policies included in the Closed Block are determined at the end of each year for the following year by the Board of Directors of Prudential Insurance based on its statutory results, capital position, ratings, and the emerging experience of the Closed Block. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected, the components of which are discussed more fully in Note 12.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive life contracts, and health insurance and long-term care products are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies, single premium structured settlements with life contingencies and single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is deferred and recognized into revenue in a constant relationship to the amount of expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 11. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 11.

Amounts received as payment for interest-sensitive group and individual life contracts, deferred fixed annuities, structured settlements and other contracts without life contingencies, and participating group annuities are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC.

For group life, other than interest-sensitive group life contracts, and disability insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies, except for amounts associated with certain modified coinsurance contracts which are reflected in the Company’s financial statements based on the application of the deposit method of accounting. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Other Income

“Other income” includes asset management fees and securities and commodities commission revenues, which are recognized in the period in which the services are performed, interest earned on affiliated notes receivable, realized and unrealized gains and losses from investments classified as “trading” such as “Trading account assets supporting insurance liabilities” and “Other trading account assets,” and short-term investments that are marked-to-market through other income.

Foreign Currency

Assets and liabilities of foreign operations and subsidiaries reported in currencies other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of operations and financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related qualifying hedge gains and losses and income taxes, in “Accumulated other comprehensive income (loss).” Gains and losses from foreign currency transactions are reported in either “Accumulated other comprehensive income (loss)” or current earnings in “Other income” depending on the nature of the related foreign currency denominated asset or liability.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used in a non-broker-dealer capacity, to manage the interest rate and currency characteristics of assets or liabilities and to mitigate volatility of net investments in foreign operations resulting from changes in currency exchange rates. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 21, all realized and unrealized changes in fair value of non-broker-dealer related derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges and effective hedges of net investments in foreign operations. Cash flows from derivatives are reported in the operating, investing, or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives were also used in a derivative broker-dealer capacity in the Company’s global commodities group to meet the needs of clients by structuring transactions that allow clients to manage their exposure to interest rates, foreign exchange rates, indices and prices of securities and commodities. The Company’s global commodities group was sold on July 1, 2011. See Note 3 for further details. Realized and unrealized changes in fair value of derivatives used in these dealer related operations are included in “Income from discontinued operations, net of taxes” in the periods in which the changes occur. Cash flows from such derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

Derivatives are recorded either as assets, within “Other trading account assets, at fair value” or “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); (3) a foreign-currency fair value or cash flow hedge (“foreign currency” hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Hedges of a net investment in a foreign operation are linked to the specific foreign operation.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in “Realized investment gains (losses), net.” When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in “Accumulated other comprehensive income (loss)” until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded either in current period earnings if the hedge transaction is a fair value hedge (e.g., a hedge of a recognized foreign currency asset or liability) or in “Accumulated other comprehensive income (loss)” if the hedge transaction is a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss).”

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” In this scenario, the hedged asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of “Accumulated other comprehensive income (loss)” related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in “Accumulated other comprehensive income (loss)” pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Other trading account assets, at fair value.”

Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term items the Company intends to refinance on a long-term basis in the near term. See Note 14 for additional information regarding short-term and long-term debt.

Income Taxes

The Company is a member of the consolidated federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 18 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements

In September 2011, the Financial Accounting Standards Board (“FASB”) issued updated guidance regarding the application of the goodwill impairment test. The updated guidance allows an entity to first perform a qualitative assessment to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If, after assessing the totality of events or circumstances, an entity determines it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then performing the two-step impairment test is not necessary. However, if an entity concludes otherwise, then it must perform the first step of the two-step impairment test by calculating the fair value of the reporting unit and comparing the fair value with the carrying amount of the reporting unit. If the carrying amount of a reporting unit exceeds its fair value, then the entity is required to perform the second step of the goodwill impairment test to measure the impairment loss, if any. An entity has the option to bypass the qualitative assessment for any reporting unit in any period and to proceed directly to performing the first step of the two-step goodwill impairment test. An entity may resume performing the qualitative assessment in any subsequent period. The updated guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. The Company’s early adoption of this guidance, as permitted, effective December 31, 2011, did not have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In April 2011, the FASB issued updated guidance clarifying which restructurings constitute troubled debt restructurings. It is intended to assist creditors in their evaluation of whether conditions exist that constitute a troubled debt restructuring. This new guidance is effective for the first interim or annual reporting period beginning on or after June 15, 2011 and should be applied retrospectively to the beginning of the annual reporting period of adoption. The Company’s adoption of this guidance in the third quarter of 2011 did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In December 2010, the FASB issued authoritative guidance for business combinations that modifies the first step of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform the second step of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that a goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that an impairment may exist. The qualitative factors are consistent with existing authoritative guidance, which requires that goodwill of a reporting unit be tested for impairment between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. This new guidance is effective for public entities for fiscal years, and interim periods within those years, beginning after December 15, 2010. The Company’s adoption of this guidance effective January 1, 2011 did not have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In July 2010, the FASB issued updated guidance that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company’s financing receivable portfolio. The disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010. The Company adopted this guidance effective December 31, 2010. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning after December 15, 2010. The required disclosures are included above and in Note 4. In January 2011, the FASB deferred the disclosures required by this guidance related to troubled debt restructurings. These disclosures are effective for the first interim or annual reporting period beginning on or after June 15, 2011, concurrent with the effective date of guidance for determining what constitutes a troubled debt restructuring. The disclosures required by this guidance related to troubled debt restructurings were adopted in the third quarter of 2011 and are included above and in Note 4.

In April 2010, the FASB issued authoritative guidance clarifying that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer’s interests, and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for a related party policyholder, whereby consolidation of such interests must be considered under applicable variable interest guidance. This guidance is effective for interim and annual reporting periods beginning after December 15, 2010 and retrospectively to all prior periods upon the date of adoption, with early adoption permitted. The Company’s adoption of this guidance effective January 1, 2011 did not have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In March 2010, the FASB issued updated guidance that amends and clarifies the accounting for credit derivatives embedded in interests in securitized financial assets. This new guidance eliminates the scope exception for embedded credit derivatives (except for those that are created solely by subordination) and provides new guidance on how the evaluation of embedded credit derivatives is to be performed. This new guidance is effective for the first interim reporting period beginning after June 15, 2010. The Company’s adoption of this guidance effective with the interim reporting period ending September 30, 2010 did not have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the roll forward of Level 3 activity. Also, this updated fair value guidance clarifies the disclosure requirements about level of disaggregation and valuation techniques and inputs. This new guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The Company adopted the guidance effective for interim and annual reporting periods beginning after December 15, 2009 on January 1, 2010. The Company adopted the guidance effective for interim and annual reporting periods beginning after December 15, 2010 on January 1, 2011. The required disclosures are provided in Note 19.

In June 2009, the FASB issued authoritative guidance which changes the analysis required to determine whether or not an entity is a variable interest entity (“VIE”). In addition, the guidance changes the determination of the primary beneficiary of a VIE from a quantitative to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the ability to direct the activities of the VIE and the obligation to absorb either losses or gains that could be significant to the VIE. This guidance also changes when reassessment is needed, as well as requires enhanced disclosures, including the effects of a company’s involvement with a VIE on its financial statements. This guidance is effective for interim and annual reporting periods beginning after November 15, 2009. In February 2010, the FASB issued updated guidance which defers, except for disclosure requirements, the impact of this guidance for entities that (1) possess the attributes of an investment company, (2) do not require the reporting entity to fund losses, and (3) are not financing vehicles or entities that were formerly classified as qualified special purpose entities (“QSPE’s”). The Company’s adoption of this guidance effective January 1, 2010 did not have a material effect on the Company’s consolidated financial position and results of operations. The disclosures required by this revised guidance are provided in Note 5.

In June 2009, the FASB issued authoritative guidance which changes the accounting for transfers of financial assets, and is effective for transfers of financial assets occurring in interim and annual reporting periods beginning after November 15, 2009. It removes the concept of a QSPE from the guidance for transfers of financial assets and removes the exception from applying the guidance for consolidation of variable interest entities to qualifying special-purpose entities. It changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The guidance also defines “participating interest” to establish specific conditions for reporting a transfer of a portion of a financial asset as a sale. The Company’s adoption of this guidance effective January 1, 2010 did not have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

Future Adoption of New Accounting Pronouncements

In December 2011, the FASB issued updated guidance regarding the disclosure of offsetting assets and liabilities. This new guidance requires an entity to disclose information on both a gross basis and net basis about instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. This new guidance is effective for annual reporting periods beginning on or after January 1, 2013, and interim reporting periods within those years, and should be applied retrospectively for all comparative periods presented. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In December 2011, the FASB issued updated guidance clarifying the accounting for when a parent ceases to have a controlling financial interest in a subsidiary that is in substance real estate as a result of default on the subsidiary’s nonrecourse debt. This new guidance is effective for annual reporting periods beginning on or after June 15, 2012, and interim reporting periods within those years, and should be applied prospectively. Early adoption is permitted. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In June 2011, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders’ equity. Under the updated guidance, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance does not change the items that are reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. In December 2011, the FASB issued updated guidance deferring the requirement to separately present reclassifications from the components of other comprehensive income to the components of net income on the face of the financial statements. Companies are still required to adopt the other requirements of the updated guidance. This updated guidance, with the exception of the requirement to separately present reclassifications from the components of other comprehensive income to the components of net income, is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied retrospectively. The Company expects this guidance to impact its financial statement presentation but not to impact the Company’s consolidated financial position or results of operations.

In May 2011, the FASB issued updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. This new guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied prospectively. The Company expects this guidance to have an impact on its financial statement disclosures but limited, if any, impact on the Company’s consolidated financial position or results of operations.

In April 2011, the FASB issued updated guidance regarding the assessment of effective control for repurchase agreements. This new guidance is effective for the first interim or annual reporting period beginning on or after December 15, 2011 and should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The Company’s adoption of this guidance effective January 1, 2012 is not expected to have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In October 2010, the FASB issued authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits, and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. This amended guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and permits, but does not require, retrospective application. The Company will adopt this guidance effective January 1, 2012, and will apply the retrospective method of adoption. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company’s results of operations, it has no effect on the total acquisition costs to be recognized over time and will have no impact on the Company’s cash flows.

3.	ACQUISITIONS AND DISPOSITIONS

Sale of investment in Wachovia Securities

On December 31, 2009 the Company completed the sale of its minority joint venture interest in Wachovia Securities. See Note 7 for more details on this transaction.

Discontinued Operations

Income (loss) from discontinued businesses, including charges upon disposition, for the years ended December 31, are as follows:

	2011	2010	2009
	(in millions)
Global Commodities business(1)	$22	$30	$28
Real estate investments sold or held for sale(2)	(1)	12	1
Other(3)	—	—	(1)

Income from discontinued operations before income taxes	21	42	28
Income tax benefit	6	11	8

Income from discontinued operations, net of taxes	$15	$31	$20

The Company’s Consolidated Statements of Financial Position include total assets and total liabilities related to discontinued businesses of $14 million and $2 million, respectively, at December 31, 2011 and $15 million and $3 million, respectively, at December 31, 2010.

(1)	On April 6, 2011, the Company entered into a stock and asset purchase agreement with Jefferies Group, Inc. (“Jefferies”), pursuant to which the Company agreed to sell to Jefferies all of the issued and outstanding shares of capital stock of the Company’s subsidiaries that conduct its global commodities business (the “Global Commodities Business”) and certain assets that are primarily used in connection with the Global Commodities Business. Subsidiaries included in the sale are Prudential Bache Commodities, LLC, Prudential Bache Securities, LLC, Bache Commodities Limited, and Bache Commodities (Hong Kong) Ltd. On July 1, 2011, the Company completed the sale and received cash proceeds of $422 million, which includes a final purchase price true-up of $2 million received post closing. Included in the table above for the year ended December 31, 2011, are after-tax losses of $13 million recorded in connection with the sale of these operations, consisting of pre-tax losses of $12 million and income tax expense of $1 million.
(2)	Reflects the income or loss from discontinued real estate investments, primarily related to gains recognized on the sale of real estate properties.
(3)	Includes the results of the European retail transaction-oriented stockbrokerage and related activities of Prudential Securities Group, Inc as well as the Company’s healthcare business.

Charges recorded in connection with the disposals of businesses include estimates that are subject to subsequent adjustment.

4.	INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) at December 31:

	2011
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary impairments in AOCI (3)
	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$8,144	$2,155	$—	$10,299	$—
Obligations of U.S. states and their political subdivisions	2,059	353	1	2,411	—
Foreign government bonds	1,718	384	6	2,096	1
Corporate securities	73,822	9,008	550	82,280	(19)
Asset-backed securities(1)	10,912	120	1,703	9,329	(1,122)
Commercial mortgage-backed securities	9,934	618	10	10,542	—
Residential mortgage-backed securities(2)	5,676	415	21	6,070	(12)

Total fixed maturities, available for sale	$112,265	$13,053	$2,291	$123,027	$(1,152)

Equity securities, available for sale	$4,153	$948	$184	$4,917

(1)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(3)	Represents the amount of other-than-temporary impairment losses in “Accumulated other comprehensive income (loss),” or “AOCI,” which were not included in earnings. Amount excludes $182 million of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

	2010
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary impairments in AOCI(3)

	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$9,467	$639	$264	$9,842	$—
Obligations of U.S. states and their political subdivisions	1,792	32	47	1,777	—
Foreign government bonds	1,846	351	9	2,188	1
Corporate securities	69,547	5,581	625	74,503	(30)
Asset-backed securities(1)	11,359	157	1,542	9,974	(1,305)
Commercial mortgage-backed securities	10,525	607	19	11,113	—
Residential mortgage-backed securities(2)	6,778	400	17	7,161	(13)

Total fixed maturities, available for sale	$111,314	$7,767	$2,523	$116,558	$(1,347)

Equity securities, available for sale	$4,243	$1,240	$51	$5,432

(1)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(3)	Represents the amount of other-than-temporary impairment losses in “Accumulated other comprehensive income (loss),” or “AOCI,” which were not included in earnings. Amount excludes $540 million of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2011, are as follows:

	Available for Sale
	Amortized Cost	Fair Value
	(in millions)
Due in one year or less	$4,768	$4,816
Due after one year through five years	22,512	23,857
Due after five years through ten years	26,030	29,212
Due after ten years	32,433	39,201
Asset-backed securities	10,912	9,329
Commercial mortgage-backed securities	9,934	10,542
Residential mortgage-backed securities	5,676	6,070

Total	$112,265	$123,027

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2011	2010	2009
	(in millions)
Fixed maturities, available for sale
Proceeds from sales	$12,493	$7,807	$12,133
Proceeds from maturities/repayments	12,742	13,216	14,295
Gross investment gains from sales, prepayments, and maturities	797	580	510
Gross investment losses from sales and maturities	(102)	(51)	(303)

Equity securities, available-for-sale
Proceeds from sales	$2,349	$1,659	$783
Gross Investment gains from sales	439	308	182
Gross Investment losses from sales	(135)	(40)	(31)

Fixed maturity and equity security impairments
Net writedowns for other-than-temporary impairment losses on fixed maturities recognized in earnings (1)	$(249)	$(394)	$(1,333)
Writedowns for impairments on equity securities	(30)	(40)	(724)

(1)	Excludes the portion of other-than-temporary impairments recorded in “Other comprehensive income (loss),” representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

As discussed in Note 2, a portion of certain other-than-temporary impairment (“OTTI”) losses on fixed maturity securities are recognized in “Other comprehensive income (loss)” (“OCI”). For these securities the net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

Credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI

	Year Ended December 31,
	2011	2010
	(in millions)
Balance, beginning of period	$1,154	$1,520
Credit losses remaining in retained earnings related to adoption of new Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(252)	(280)
Credit loss impairments previously recognized on securities impaired to fair value during the period(1)	(29)	(329)
Credit loss impairment recognized in the current period on securities not previously impaired	29	17
Additional credit loss impairments recognized in the current period on securities previously impaired	260	190
Increases due to the passage of time on previously recorded credit losses	53	88
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(22)	(52)

Balance, end of period	$1,193	$1,154

(1)	Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

Trading Account Assets Supporting Insurance Liabilities

The following table sets forth the composition of “Trading account assets supporting insurance liabilities” at December 31:

	2011		2010
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)
Short-term investments and cash equivalents	$951	$951	$697	$697
Fixed maturities:
Corporate securities	10,123	10,861	9,472	10,006
Commercial mortgage-backed securities	2,157	2,247	2,352	2,407
Residential mortgage-backed securities(1)	1,786	1,845	1,350	1,363
Asset-backed securities(2)	1,504	1,367	1,158	1,030
Foreign government bonds	100	106	97	101
U.S. government authorities and agencies and obligations of U.S. states	320	360	366	360

Total fixed maturities	15,990	16,786	14,795	15,267
Equity securities	17	12	90	73

Total trading account assets supporting insurance liabilities	$16,958	$17,749	$15,582	$16,037

(1)	Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(2)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

The net change in unrealized gains (losses) from trading account assets supporting insurance liabilities still held at period end, recorded within “Other income” was $336 million, $372 million and $1,564 million during the years ended December 31, 2011, 2010 and 2009, respectively.

Other Trading Account Assets

The following table sets forth the composition of the “Other trading account assets” at December 31:

	2011		2010
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)
Fixed Maturities:
Asset-backed securities	271	272	168	175
Corporate securities	151	164	151	164
Commercial mortgage-backed securities	51	51	50	52
U.S. government authorities and agencies and obligations of U.S. states	23	12	200	202

Total fixed maturities	496	499	569	593
Equity securities	207	211	209	226

Subtotal	$703	$710	$778	$819

Derivative instruments		4,345		4,358

Total other trading account assets	$703	$5,055	$778	$5,177

The net change in unrealized gains (losses) from other trading account assets, excluding derivative instruments, still held at period end, recorded within “Other income” was $(34) million, $7 million and $78 million during the years ended December 31, 2011, 2010 and 2009, respectively.

Commercial Mortgage and Other Loans

The Company’s commercial mortgage and other loans are comprised as follows at December 31:

	2011		2010
	Amount (in millions)	% of Total	Amount (in millions)	% of Total
Commercial and Agricultural mortgage loans by property type:
Office buildings	$5,790	20.0%	$5,259	19.6%
Retail stores	6,804	23.6	5,900	22.0
Apartments/Multi-Family	4,027	13.9	4,071	15.1
Industrial buildings	6,415	22.2	6,079	22.6
Hospitality	1,420	4.9	1,511	5.6
Other	2,459	8.5	2,235	8.3

Total commercial mortgage loans	26,915	93.1	25,055	93.2
Agricultural property loans	1,988	6.9	1,837	6.8

Total commercial mortgage and agricultural loans	28,903	100.0%	26,892	100.0%

Valuation allowance	(267)		(374)

Total net commercial mortgage and agricultural loans	28,636		26,518

Other loans
Uncollateralized loans	145		121
Residential property loans	7		8
Other collateralized loans	—		—

Total other loans	152		129
Valuation allowance	(1)		—

Total net other loans	151		129

Total commercial mortgage and other loans	$28,787		$26,647

The commercial mortgage and agricultural property loans are geographically dispersed throughout the United States, Canada and Asia with the largest concentrations in California (28%), New York (11%) and Texas (7%) at December 31, 2011.

Activity in the allowance for losses for all commercial mortgage and other loans, for the years ended December 31, is as follows:

	2011(1)
	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for losses, beginning of year	$366	$8	$—	$—	$—	$374
Addition to / (release of) allowance of losses	(112)	5	—	—	1	(106)
Charge-offs, net of recoveries	—	—	—	—	—	—
Change in foreign exchange	—	—	—	—	—	—

Allowance for losses, end of year	$254	$13	$—	$—	$1	$268

	2010(1)
	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for losses, beginning of year	$478	$—	$—	$—	$1	$479
Addition to / (release of) allowance of losses	(112)	8	—	—	(1)	(105)
Charge-offs, net of recoveries	—	—	—	—	—	—
Change in foreign exchange	—	—	—	—	—	—

Allowance for losses, end of year	$366	$8	$—	$—	$—	$374

2009(1)
Total
(in millions)
Allowance for losses, beginning of year	$168
Addition to / (release of) allowance of losses	411
Charge-offs, net of recoveries	(100)
Change in foreign exchange	—

Allowance for losses, end of year	$479

(1)	Valuation allowances for 2011 and 2010 are presented in a format consistent with new disclosure requirements under the updated guidance issued by the FASB in 2011. Valuation allowances for 2009 are provided consistent with the prior presentation.

The following table sets forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans, for the years ended December 31:

	2011
	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for Credit Losses:
Ending balance: individually evaluated for impairment	$88	$6	$—	$—	$—	$94
Ending balance: collectively evaluated for impairment	166	7	—	—	1	174

Ending balance: loans acquired with deteriorated credit quality	—	—	—	—	—	—

Total ending balance	$254	$13	$—	$—	$1	$268

Recorded Investment:(1)
Ending balance gross of reserves: individually evaluated for impairment	$715	$36	$—	$—	$—	$751
Ending balance gross of reserves: collectively evaluated for impairment	26,200	1,952	7	—	145	28,304
Ending balance gross of reserves: loans acquired with deteriorated credit quality	—	—	—	—	—	—

Total ending balance, gross of reserves	$26,915	$1,988	$7	$—	$145	$29,055

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

	2010
	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for Credit Losses:
Ending balance: individually evaluated for impairment	$141	$—	$—	$—	$—	$141
Ending balance: collectively evaluated for impairment	225	8	—	—	—	233
Ending balance: loans acquired with deteriorated credit quality	—	—	—	—	—	—

Total ending balance	$366	$8	$—	$—	$—	$374

Recorded Investment:(1)
Ending balance gross of reserves: individually evaluated for impairment	$845	$31	$—	$—	$—	$876
Ending balance gross of reserves: collectively evaluated for impairment	24,210	1,806	8	—	121	26,145
Ending balance gross of reserves: loans acquired with deteriorated credit quality	—	—	—	—	—	—

Total ending balance, gross of reserves	$25,055	$1,837	$8	$—	$121	$27,021

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. Impaired commercial mortgage and other loans identified in management’s specific review of probable loan losses and the related allowance for losses at December 31, 2011 are as follows:

Impaired Commercial Mortgage and Other Loans

	Year Ended December 31, 2011
	Recorded Investment (1)	Unpaid Principal Balance	Related Allowance	Average Recorded Investment Before Allowance (2)	Interest Income Recognized (3)
	(in millions)
With no related allowance recorded:
Commercial mortgage loans:
Hospitality	—	—	—	22	—

Total commercial mortgage loans	—	—	—	22	—

Agricultural property loans	—	—	—	1	—

Total with no related allowance	$—	$—	$—	$23	$—

With an allowance recorded:
Commercial mortgage loans:
Industrial	$54	$54	$19	$33	$1
Retail	32	32	—	69	—
Office	39	39	3	31	—

	00000000	00000000	00000000	00000000	00000000
Apartments/Multi-Family	19	19	3	31	1
Hospitality	129	129	55	168	—
Other	39	39	8	51	1

Total commercial mortgage loans	312	312	88	383	3

Agricultural property loans	10	10	6	7	(1)

Total with related allowance	$322	$322	$94	$390	$2

Total:
Commercial mortgage loans	$312	$312	$88	$406	$2
Agricultural property loans	10	10	6	8	—

Total	$322	$322	$94	$414	$2

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. Non-performing commercial mortgage and other loans identified in management’s specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

Impaired Commercial Mortgage and Other Loans

	Year Ended December 31, 2010
	Recorded Investment (1)	Unpaid Principal Balance	Related Allowance
	(in millions)
With no related allowance recorded:
Commercial mortgage loans:
Industrial	$—	$—	$—
Retail	—	—	—
Office	—	—	—
Apartments/Multi-Family	—	—	—
Hospitality	64	64	—
Other	—	—	—

Total commercial mortgage loans	$64	$64	$—

Agricultural property loans	$1	1	—
Residential property loans	—	—	—
Other collateralized loans	—	—	—
Uncollateralized loans	—	—	—

Total with no related allowance	$1	$1	$—

With an allowance recorded:
Commercial mortgage loans:
Industrial	$18	$18	$18
Retail	102	102	16
Office	28	28	7
Apartments/Multi-Family	47	47	6
Hospitality	194	194	76
Other	60	60	18

Total commercial mortgage loans	$449	$449	$141

	00000000	00000000	00000000
Agricultural property loans	$—	$—	$—
Residential property loans	—	—	—
Other collateralized loans	—	—	—
Uncollateralized loans	—	—	—

Total with related allowance	$—	$—	$—

Total:
Commercial mortgage loans	$513	$513	$141
Agricultural property loans	1	1	—
Residential property loans	—	—	—
Other collateralized loans	—	—	—
Uncollateralized loans	—	—	—

Total	$514	$514	$141

Impaired commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $271 million for 2010. Net investment income recognized on these loans totaled $20 million for the year ended December 31, 2010. See Note 2 for information regarding the Company’s accounting policies for commercial mortgage and other loans.

Non-performing commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $460 million for 2009. Net investment income recognized on these loans totaled $24 million for 2009. See Note 2 for information regarding the Company’s accounting policies for commercial mortgage and other loans.

The following tables set forth the credit quality indicators as of December 31, 2011, based upon the recorded investment gross of allowance for credit losses.

Commercial Mortgage Loans - Industrial Buildings

	Debt Service Coverage Ratio December 31, 2011
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in millions)
Loan-to-Value Ratio
0%-49.99%	$544	$307	$198	$244	$14	$47	$1,354
50%-59.99%	283	82	294	246	53	43	1,001
60%-69.99%	757	275	350	287	322	105	2,096
70%-79.99%	175	85	136	400	358	95	1,249
80%-89.99%	—	—	—	106	56	236	398
90%-100%	19	—	—	—	—	156	175
Greater than 100%	16	—	—	—	7	119	142

Total Industrial	$1,794	$749	$978	$1,283	$810	$801	$6,415

Commercial Mortgage Loans - Retail

	Debt Service Coverage Ratio December 31, 2011
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in millions)
Loan-to-Value Ratio
0%-49.99%	$1,152	$241	$477	$85	$14	$3	$1,972
50%-59.99%	561	488	559	55	37	4	1,704
60%-69.99%	323	499	694	476	73	17	2,082
70%-79.99%	—	46	281	570	18	—	915
80%-89.99%	—	—	—	9	17	23	49
90%-100%	—	—	—	—	5	40	45
Greater than 100%	—	—	—	8	29	—	37

Total Retail	$2,036	$1,274	$2,011	$1,203	$193	$87	$6,804

Commercial Mortgage Loans - Office

	Debt Service Coverage Ratio December 31, 2011
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in millions)
Loan-to-Value Ratio
0%-49.99%	$1,688	$346	$176	$118	$5	$31	$2,364
50%-59.99%	425	103	196	180	16	10	930
60%-69.99%	530	361	70	431	51	27	1,470
70%-79.99%	64	—	24	15	612	14	729
80%-89.99%	—	—	—	114	52	54	220
90%-100%	—	—	—	—	—	17	17
Greater than 100%	—	—	17	31	8	4	60

Total Office	$2,707	$810	$483	$889	$744	$157	$5,790

Commercial Mortgage Loans - Apartments/Multi-Family

	Debt Service Coverage Ratio December 31, 2011
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in millions)
Loan-to-Value Ratio
0%-49.99%	$687	$166	$252	$141	$163	$51	$1,460
50%-59.99%	96	14	218	147	57	31	563
60%-69.99%	166	10	259	279	65	88	867
70%-79.99%	67	77	111	511	83	44	893
80%-89.99%	—	—	—	27	—	42	69
90%-100%	—	—	—	—	—	67	67
Greater than 100%	—	—	—	—	—	108	108

Total Multi Family/Apartment	$1,016	$267	$840	$1,105	$368	$431	$4,027

Commercial Mortgage Loans - Hospitality

	Debt Service Coverage Ratio December 31, 2011
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in millions)
Loan-to-Value Ratio
0%-49.99%	$134	$151	$—	$115	$22	$—	$422
50%-59.99%	51	—	—	9	57	—	117
60%-69.99%	—	—	45	348	11	—	404
70%-79.99%	6	—	—	—	118	61	185
80%-89.99%	—	—	72	46	27	36	181
90%-100%	—	—	—	—	19	15	34
Greater than 100%	—	—	—	—	—	77	77

Total Hospitality	$191	$151	$117	$518	$254	$189	$1,420

Commercial Mortgage Loans - Other

	Debt Service Coverage Ratio December 31, 2011
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in millions)
Loan-to-Value Ratio
0%-49.99%	$295	$31	$3	$74	$1	$1	$405
50%-59.99%	49	185	14	7	—	—	255
60%-69.99%	111	157	280	268	118	7	941
70%-79.99%	271	—	187	245	13	—	716
80%-89.99%	—	—	61	21	11	5	98
90%-100%	—	19	—	—	8	15	42
Greater than 100%	—	—	—	—	2	—	2

Total Other	$726	$392	$545	$615	$153	$28	$2,459

Commercial Mortgage Loans - Agricultural

	Debt Service Coverage Ratio December 31, 2011
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in millions)
Loan-to-Value Ratio
0%-49.99%	$375	$120	$334	$412	$153	$—	$1,394
50%-59.99%	70	108	8	37	—	3	226
60%-69.99%	155	4	179	—	—	—	338
70%-79.99%	—	—	—	—	—	—	—
80%-89.99%	—	—	—	—	—	—	—
90%-100%	—	—	—	—	—	30	30
Greater than 100%	—	—	—	—	—	—	—

Total Agricultural Property Loans	$600	$232	$521	$449	$153	$33	$1,988

Total Commercial Mortgage and Agricultural Loans

	Debt Service Coverage Ratio December 31, 2011
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in millions)
Loan-to-Value Ratio
0%-49.99%	$4,875	$1,362	$1,440	$1,189	$372	$133	$9,371
50%-59.99%	1,535	980	1,289	681	220	91	4,796
60%-69.99%	2,042	1,306	1,877	2,089	640	244	8,198
70%-79.99%	583	208	739	1,741	1,202	214	4,687
80%-89.99%	—	—	133	323	163	396	1,015
90%-100%	19	19	—	—	32	340	410
Greater than 100%	16	—	17	39	46	308	426

Total Commercial Mortgage and Agricultural	$9,070	$3,875	$5,495	$6,062	$2,675	$1,726	$28,903

The following tables set forth the credit quality indicators as of December 31, 2010, based upon the recorded investment gross of allowance for credit losses.

Commercial Mortgage Loans - Industrial Buildings

	Debt Service Coverage Ratio December 31, 2010
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in millions)
Loan-to-Value Ratio
0%-49.99%	$616	$307	$184	$190	$15	$23	$1,335
50%-59.99%	304	59	145	178	45	49	780
60%-69.99%	355	89	485	366	180	113	1,588
70%-79.99%	71	76	528	504	193	200	1,572
80%-89.99%	—	—	17	136	88	255	496
90%-100%	—	—	—	—	46	131	177
Greater than 100%	16	—	—	7	—	108	131

Total Industrial	$1,362	$531	$1,359	$1,381	$567	$879	$6,079

Commercial Mortgage Loans - Retail

	Debt Service Coverage Ratio December 31, 2010
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in millions)
Loan-to-Value Ratio
0%-49.99%	$604	$328	$390	$87	$28	$4	$1,441
50%-59.99%	551	158	387	52	153	1	1,302
60%-69.99%	316	382	436	326	37	4	1,501
70%-79.99%	65	47	388	552	131	—	1,183
80%-89.99%	—	—	65	93	83	—	241
90%-100%	—	—	—	9	29	21	59
Greater than 100%	—	—	—	6	125	42	173

Total Retail	$1,536	$915	$1,666	$1,125	$586	$72	$5,900

Commercial Mortgage Loans - Office

	Debt Service Coverage Ratio December 31, 2010
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in millions)
Loan-to-Value Ratio
0%-49.99%	$1,743	$49	$310	$137	$17	$7	$2,263
50%-59.99%	182	197	192	106	46	17	740
60%-69.99%	136	222	103	156	16	46	679
70%-79.99%	16	—	79	172	589	1	857
80%-89.99%	—	—	—	371	39	25	435
90%-100%	—	—	—	—	174	48	222
Greater than 100%	—	—	—	28	17	18	63

Total Office	$2,077	$468	$684	$970	$898	$162	$5,259

Commercial Mortgage Loans - Apartments/Multi-Family

	Debt Service Coverage Ratio December 31, 2010
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in millions)
Loan-to-Value Ratio
0%-49.99%	$701	$184	$326	$178	$199	$56	$1,644
50%-59.99%	16	—	108	162	57	9	352
60%-69.99%	96	17	170	225	101	27	636
70%-79.99%	62	47	113	186	107	45	560
80%-89.99%	—	—	44	43	254	100	441
90%-100%	20	—	—	—	10	120	150
Greater than 100%	—	—	—	—	—	288	288

Total Multi Family/Apartment	$895	$248	$761	$794	$728	$645	$4,071

Commercial Mortgage Loans - Hospitality

	Debt Service Coverage Ratio December 31, 2010
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
Loan-to-Value Ratio	(in millions)
0%-49.99%	$143	$—	$128	$121	$—	$27	$419
50%-59.99%	21	—	—	—	—	—	21
60%-69.99%	—	36	52	156	59	11	314
70%-79.99%	—	—	6	243	—	—	249
80%-89.99%	—	—	72	—	71	101	244
90%-100%	—	—	—	—	—	87	87
Greater than 100%	—	—	—	46	32	99	177

Total Hospitality	$164	$36	$258	$566	$162	$325	$1,511

Commercial Mortgage Loans - Other

	Debt Service Coverage Ratio December 31, 2010
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
Loan-to-Value Ratio	(in millions)
0%-49.99%	$338	$—	$10	$18	$1	$1	$368
50%-59.99%	40	14	25	59	—	—	138
60%-69.99%	57	193	37	424	123	7	841
70%-79.99%	3	67	188	72	74	—	404
80%-89.99%	133	—	45	136	10	6	330
90%-100%	—	—	—	—	—	—	—
Greater than 100%	—	—	—	38	24	92	154

Total Other	$571	$274	$305	$747	$232	$106	$2,235

Commercial Mortgage Loans - Agricultural

	Debt Service Coverage Ratio December 31, 2010
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
Loan-to-Value Ratio	(in millions)
0%-49.99%	$397	$107	$349	$477	$108	$6	$1,444
50%-59.99%	38	124	15	26	—	—	203
60%-69.99%	161	—	—	—	29	—	190
70%-79.99%	—	—	—	—	—	—	—
80%-89.99%	—	—	—	—	—	—	—
90%-100%	—	—	—	—	—	—	—
Greater than 100%	—	—	—	—	—	—	—

Total Agricultural Property Loans	$596	$231	$364	$503	$137	$6	$1,837

Total Commercial Mortgage and Agricultural Loans

	Debt Service Coverage Ratio December 31, 2010
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
Loan-to-Value Ratio	(in millions)
0%-49.99%	$4,542	$975	$1,697	$1,208	$368	$124	$8,914
50%-59.99%	1,152	552	872	583	301	76	3,536
60%-69.99%	1,121	939	1,283	1,653	545	208	5,749
70%-79.99%	217	237	1,302	1,729	1,094	246	4,825
80%-89.99%	133	—	243	779	545	487	2,187
90%-100%	20	—	—	9	259	407	695
Greater than 100%	16	—	—	125	198	647	986

Total Commercial Mortgage and Agricultural	$7,201	$2,703	$5,397	$6,086	$3,310	$2,195	$26,892

See Note 2 for further discussion regarding the credit quality of other loans.

The following table provides an aging of past due commercial mortgage and other loans as of December 31, 2011, based upon the recorded investment gross of allowance for credit losses.

	As of December 31, 2011
	Current	30-59 Days Past Due	60-89 Days Past Due	Greater Than 90 Day - Accruing	Greater Than 90 Day - Not Accruing	Total Past Due Due	Total Commercial Mortgage and other Loans
	(in millions)
Commercial mortgage loans:
Industrial	$6,413	$—	$2	$—	$—	$2	$6,415
Retail	6,799	—	—	—	5	5	6,804
Office	5,769	5	—	—	16	21	5,790
Apartments/Multi-Family	3,981	—	—	—	46	46	4,027
Hospitality	1,420	—	—	—	—	—	1,420
Other	2,409	13	10	—	27	50	2,459

Total commercial mortgage loans	$26,791	$18	$12	$—	$94	$124	$26,915

Agricultural property loans	$1,956	$—	$1	$1	$30	$32	$1,988
Residential property loans	1	5	—	—	1	6	7
Other collateralized loans	—	—	—	—	—	—	—
Uncollateralized loans	145	—	—	—	—	—	145

Total	$28,893	$23	$13	$1	$125	$162	$29,055

	As of December 31, 2010
	Current	30-59 Days Past Due	60-89 Days Past Due	Greater Than 90 Day - Accruing	Greater Than 90 Day -Not Accruing	Total Past Due Due	Total Commercial Mortgage and other Loans
	(in millions)
Commercial mortgage loans:
Industrial	$6,079	$—	$—	$—	$—	$—	$6,079
Retail	5,834	61	—	—	5	66	5,900
Office	5,237	22	—	—	—	22	5,259
Apartments/Multi-Family	4,070	—	—	—	1	1	4,071
Hospitality	1,405	11	10	—	85	106	1,511
Other	2,165	17	—	—	53	70	2,235

Total commercial mortgage loans	$24,790	$111	$10	$—	$144	$265	$25,055

Agricultural property loans	$1,805	$2	$—	$—	$30	$32	$1,837
Residential property loans	3	4	—	—	1	5	8
Other collateralized loans	—	—	—	—	—	—	—
Uncollateralized loans	121	—	—	—	—	—	121

Total	$26,719	$117	$10	$—	$175	$302	$27,021

See Note 2 for further discussion regarding nonaccrual status loans. The following table sets forth commercial mortgage and other loans on nonaccrual status, based upon the recorded investment gross of allowance for credit losses, for the years ended December 31.

	2011	2010
	(in millions)
Commercial mortgage loans:
Industrial	$54	$43
Retail	16	102
Office	47	44
Apartments/Multi-Family	46	49
Hospitality	156	258
Other	60	77

Total commercial mortgage loans	379	573

Agricultural property loans	35	30
Residential property loans	1	1
Other collateralized loans	—	—
Uncollateralized loans	—	—

Total	$415	$604

The following table sets forth the commercial mortgage and other loans acquired and sold for the year ended December 31, 2011:

	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Acquired(1)	$—	$—	$—	$—	$—	$—
Sold(2)	—	—	—	2	—	2

(1)	Reported at purchase price of commercial mortgage and other loans acquired.
(2)	Reported at book value of commercial mortgage and other loans sold.

The following tables provide information about commercial mortgage and other loans involved in a trouble debt restructuring as of the dates indicated. The pre-modification outstanding recorded investment has been adjusted for any partial payoffs, and the table excludes troubled debt restructurings where we have received assets, other than loans, in full satisfaction of the loan. See Note 2 for additional information relating to the accounting for troubled debt restructurings.

	Three Months Ended December 31, 2011		Year Ended December 31, 2011
	Adjusted Pre-Modification Outstanding Recorded Investment	Post-Modification Outstanding Recorded Investment	Adjusted Pre-Modification Outstanding Recorded Investment	Post-Modification Outstanding Recorded Investment
	(in millions)
Commercial mortgage loans:
Industrial	$—	$—	$—	$—
Retail	—	—	106	94
Office	—	—	—	—
Apartments/Multi-Family	—	—	—	—
Hospitality	55	46	76	65
Other	35	30	63	49

Total commercial mortgage loans	90	76	245	208

Agricultural property loans	2	2	2	2
Residential property loans	—	—	—	—
Other collateralized loans	—	—	—	—
Uncollateralized loans	—	—	—	—

Total	$92	$78	$247	$210

The amount of payment defaults during the period on commercial mortgage and other loans that were modified as a troubled debt restructuring within the last 12 months was less than $1 million as of December 31, 2011.

As of December 31, 2011, the Company committed to fund $5 million to borrowers that have been involved in a troubled debt restructuring.

Other Long-term Investments

“Other long-term investments” are comprised as follows at December 31:

	2011	2010
	(in millions)
Joint ventures and limited partnerships:
Real estate related	$481	$421
Non-real estate related	2,567	2,261

Total joint ventures and limited partnerships	3,048	2,682
Real estate held through direct ownership	31	15
Other	745	788

Total other long-term investments	$3,824	$3,485

Equity Method Investments

The following tables set forth summarized combined financial information for significant joint ventures and limited partnership interests accounted for under the equity method, including the Company’s investments in operating joint ventures that are disclosed in more detail in Note 7. Changes between periods in the tables below reflect changes in the activities within the joint ventures and limited partnerships, as well as changes in the Company’s level of investment in such entities.

	At December 31,
	2011	2010
	(in millions)
STATEMENT OF FINANCIAL POSITION
Investments in real estate	$4,365	$4,136
Investments in securities	13,139	10,454
Cash and cash equivalents	521	369
Receivables	292	192
Property and equipment	—	—
Other assets(1)	687	684

Total assets	$19,004	$15,835

Borrowed funds-third party	$1,830	$1,868
Borrowed funds-Prudential	—	49
Payables	271	275
Other liabilities(2)	1,486	1,606

Total liabilities	3,587	3,798
Partners’ capital	15,417	12,037

Total liabilities and partners’ capital	$19,004	$15,835

Total liabilities and partners’ capital included above	$2,122	$2,208
Equity in limited partnership interests not included above	189	197

Carrying value	$2,311	$2,405

(1)	Other assets consist of goodwill, intangible assets and other miscellaneous assets.
(2)	Other liabilities consist of securities repurchase agreements and other miscellaneous liabilities.

	Years ended December 31,
	2011	2010	2009
	(in millions)
STATEMENTS OF OPERATIONS
Income from real estate investments	$805	$353	$(325)
Income from securities investments	1,228	1,104	9,529
Income from other	13	21	78
Interest expense	(87)	(108)	(460)
Depreciation	—	(4)	(7)
Management fees/salary expense	(109)	(95)	(4,409)
Other expenses	(136)	(533)	(4,563)

Net earnings(losses)	$1,714	$738	$(157)

Equity in net earnings (losses) included above(1)	$335	$89	$2,194
Equity in net earnings (losses) of limited partnership interests not included above	30	73	(28)

Total equity in net earnings(losses)	$365	$162	$2,166

(1)	The year ended December 31, 2009 includes a $2.247 billion pre-tax gain related to the sale of the Company’s minority joint venture interest in Wachovia Securities, not included in the detailed financial lines above. See Note 7 for additional information regarding this sale.

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

	2011	2010	2009
	(in millions)
Fixed maturities, available-for-sale	$5,918	$5,945	$6,039
Fixed maturities, held-to-maturity	9	—	—
Equity securities, available-for-sale	204	215	216
Trading account assets	774	741	738
Commercial mortgage and other loans	1,670	1,644	1,653
Policy loans	466	469	479
Short-term investments and cash equivalents	14	18	69
Other long-term investments	94	19	(237)

Gross investment income	9,149	9,051	8,957
Less investment expenses	(387)	(371)	(377)

Net investment income	$8,762	$8,680	$8,580

Carrying value for non-income producing assets included in fixed maturities totaled $209 million as of December 31, 2011. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2011.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for years ended December 31, were from the following sources:

	2011	2010	2009
	(in millions)
Fixed maturities	$447	$135	$(1,126)
Equity securities	275	228	(574)
Commercial mortgage and other loans	94	78	(358)
Investment real-estate	—	—	—
Joint ventures and limited partnerships	(10)	(31)	(39)
Derivatives(1)	549	848	(501)
Other	10	5	3

Realized investment gains (losses), net	$1,365	$1,263	$(2,595)

(1)	Includes the offset of hedged items in qualifying effective hedge relationships prior to maturity or termination.

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as “available for sale” and certain other long-term investments and other assets are included in the Consolidated Statements of Financial Position as a component of “Accumulated other comprehensive income (loss),” or “AOCI.” Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs, Deferred Sales Inducements, and Valuation of Business Acquired	Future Policy Benefits	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, December 31, 2008	$—	$—	$—	$—	$—	$—
Cummulative impact of the adoption of new authoritative guidance on January 1, 2009	(1,012)	9	1		343	(659)
Net investment gains (losses) on investments arising during the period	565				(203)	362
Reclassification adjustment for (gains) losses included in net income	925				(333)	592
Reclassification adjustment for OTTI losses excluded from net income(1)	(1,630)				587	(1,043)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and valuation of business acquired		156			(56)	100
Impact of net unrealized investment (gains) losses on future policy benefits			1		—	1
Impact of net unrealized investment (gains) losses on policyholders’ dividends				—	—	—

Balance, December 31, 2009	$(1,152)	$165	$2	$—	$338	$(647)
Net investment gains (losses) on investments arising during the period	3				(1)	2
Reclassification adjustment for (gains) losses included in net income	393				(138)	255
Reclassification adjustment for OTTI losses excluded from net income(1)	(51)				18	(33)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and valuation of business acquired		(158)			55	(103)
Impact of net unrealized investment (gains) losses on future policy benefits			(7)		2	(5)

	00000000	00000000	00000000	00000000	00000000	00000000
Impact of net unrealized investment (gains) losses on policyholders’ dividends				334	(117)	217

Balance, December 31, 2010	$(807)	$7	$(5)	$334	$157	$(314)
Net investment gains (losses) on investments arising during the period	(376)				132	(244)
Reclassification adjustment for (gains) losses included in net income	265				(93)	172
Reclassification adjustment for OTTI losses excluded from net income(1)	(52)				18	(34)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and valuation of business acquired		—			—	—
Impact of net unrealized investment (gains) losses on future policy benefits			18		(6)	12
Impact of net unrealized investment (gains) losses on policyholders’ dividends				132	(46)	86

Balance, December 31, 2011	$(970)	$7	$13	$466	$162	$(322)

(1)	Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

All Other Net Unrealized Investment Gains and Losses in AOCI

	Net Unrealized Gains (Losses) on Investments(1)	Deferred Policy Acquisition Costs, Deferred Sales Inducements, and Valuation of Business Acquired	Future Policy Benefits	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, December 31, 2008	$(10,471)	$1,487	$(351)	$432	$3,082	$(5,821)
Cumulative impact of the adoption of new authoritative guidance on January 1, 2009	(320)	15	4	418	(33)	84
Net investment gains (losses) on investments arising during the period	11,564				(3,876)	7,688
Reclassification adjustment for (gains) losses included in net income	797				(279)	518
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and valuation of business acquired	1,630				(587)	1,043
Impact of net unrealized investment (gains) losses on future policy benefits		(1,943)			681	(1,262)
Impact of net unrealized investment (gains) losses on policyholders’ dividends			(177)		62	(115)
Purchase of fixed maturities from an affiliate				(850)	298	(552)

Balance, December 31, 2009	$3,200	$(441)	$(524)	$—	$(652)	$1,583
Net investment gains (losses) on investments arising during the period	5,089				(1,753)	3,336
Reclassification adjustment for (gains) losses included in net income	(750)				262	(488)
Reclassification adjustment for OTTI losses excluded from net income(2)	51				(18)	33
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and valuation of business acquired		10			(4)	6
Impact of net unrealized investment (gains) losses on future policy benefits			(411)		144	(267)
Impact of net unrealized investment (gains) losses on policyholders’ dividends				(2,450)	858	(1,592)

Balance, December 31, 2010	$7,590	$(431)	$(935)	$(2,450)	$(1,163)	$2,611

	00000000	00000000	00000000	00000000	00000000	00000000
Net investment gains (losses) on investments arising during the period	6,019				(2,119)	3,900
Reclassification adjustment for (gains) losses included in net income	(967)				338	(629)
Reclassification adjustment for OTTI losses excluded from net income(2)	52				(18)	34
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and valuation of business acquired		(276)			97	(179)
Impact of net unrealized investment (gains) losses on future policy benefits			(401)		140	(261)
Impact of net unrealized investment (gains) losses on policyholders’ dividends				(1,863)	652	(1,211)

Balance, December 31, 2011	$12,694	$(707)	$(1,336)	$(4,313)	$(2,073)	$4,265

(1)	Includes cash flow hedges. See Note 21 for information on cash flow hedges.
(2)	Represents “transfers out” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

The table below presents net unrealized gains (losses) on investments by asset class at December 31:

	2011	2010	2009
	(in millions)
Fixed maturity securities on which an OTTI loss has been recognized	$(970)	$(807)	$(1,152)
Fixed maturity securities, available for sale - all other	11,732	6,052	2,004
Equity securities, available for sale	764	1,189	860
Derivatives designated as cash flow hedges (1)	2	(174)	(242)
Other investments (2)	196	523	578

Net unrealized gains (losses) on investments	$11,724	$6,783	$2,048

(1)	See Note 21 for more information on cash flow hedges.
(2)	Includes net unrealized gains on certain joint ventures that are strategic in nature and are included in “Other Assets.”

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, at December 31:

	2011
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$495	$—	$—	$—	$495	$—
Obligations of U.S. states and their political subdivisions	5	—	5	1	10	1
Foreign government bonds	42	2	22	4	64	6
Corporate securities	5,786	249	2,524	301	8,310	550
Commercial mortgage-backed securities	194	3	176	7	370	10
Asset-backed securities	2,482	33	3,839	1,670	6,321	1,703
Residential mortgage-backed securities	97	8	218	13	315	21

Total	$9,101	$295	$6,784	$1,996	$15,885	$2,291

	2010
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$3,275	$196	$294	$68	$3,569	$264
Obligations of U.S. states and their political subdivisions	989	41	53	6	1,042	47
Foreign government bonds	50	3	37	6	87	9
Corporate securities	7,585	253	4,279	372	11,864	625
Commercial mortgage-backed securities	503	7	101	12	604	19
Asset-backed securities	1,247	15	5,073	1,527	6,320	1,542
Residential mortgage-backed securities	583	9	235	8	818	17

Total	$14,232	$524	$10,072	$1,999	$24,304	$2,523

The gross unrealized losses at December 31, 2011 and 2010 are composed of $1,117 million and $1,441 million related to high or highest quality securities based on NAIC or equivalent rating and $1,174 million and $1,082 million related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2011, $1,721 million of the gross unrealized losses represented declines in value of greater than 20%, $270 million of which had been in that position for less than six months, as compared to $1,383 million at December 31, 2010, that represented declines in value of greater than 20%, $97 million of which had been in that position for less than six months. At December 31, 2011, the $1,996 million of gross unrealized losses of twelve months or more were concentrated in asset-backed securities and in the public utilities sectors of the Company’s corporate securities. At December 31, 2010, the $1,999 million of gross unrealized losses of twelve months or more were concentrated in asset-backed securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2011 and 2010. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2011, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

Duration of Gross Unrealized Loss Positions for Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual equity securities have been in a continuous unrealized loss position, at December 31:

	2011
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
Equity securities, available-for-sale	$1,082	$184	$—	$—	$1,082	$184

	2010
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
Equity securities, available-for-sale	$505	$44	$56	$7	$561	$51

At December 31, 2011, $113 million of the gross unrealized losses represented declines of greater than 20%, $108 million of which had been in that position for less than six months. At December 31, 2010, $17 million of the gross unrealized losses represented declines of greater than 20%, $12 million of which had been in that position for less than six months. Perpetual preferred securities have characteristics of both debt and equity securities. Since an impairment model similar to fixed maturity securities is applied to these securities, an other-than-temporary impairment has not been recognized on certain perpetual preferred securities that have been in a continuous unrealized loss position for twelve months or more as of December 31, 2011 and 2010. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2011 and 2010.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2011	2010
	(in millions)
Fixed maturities(1)	$10,740	$10,010
Trading account assets supporting insurance liabilities	738	276
Other trading account assets	15	321
Separate account assets	4,073	4,082
Equity securities	276	334

Total securities pledged	$15,842	$15,023

(1)	Includes $4 million and $132 million of fixed maturity securities classified as short-term investments at December 31, 2011 and 2010, respectively.

As of December 31, 2011, the carrying amount of the associated liabilities supported by the pledged collateral was $15,462 million. Of this amount, $6,031 million was “Securities sold under agreements to repurchase,” $4,160 million was “Separate account liabilities,” $2,847 million was “Cash collateral for loaned securities,” $725 million was “Long-term debt,” $199 million was “Short-term debt,” and $1,500 million was “Policyholders’ account balances,”. As of December 31, 2010, the carrying amount of the associated liabilities supported by the pledged collateral was $14,565 million. Of this amount, $5,885 million was “Securities sold under agreements to repurchase,” $4,082 million was “Separate account liabilities,” $1,929 million was “Cash collateral for loaned securities,” $725 million was “Long-term debt,” $275 million was “Short-term debt,” $1,500 million was “Policyholders’ account balances,” and $169 million was “Other liabilities.”

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts and securities purchased under agreements to resell. The fair value of this collateral was approximately $2,077 million and $1,622 million at December 31, 2011 and 2010, respectively, all of which, for both periods, had either been sold or repledged.

Assets of $21 million and $58 million at December 31, 2011 and 2010, respectively, were on deposit with governmental authorities or trustees. Additionally, assets carried at $596 million and $694 million at December 31, 2011 and 2010, respectively, were held in voluntary trusts established primarily to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Securities restricted as to sale amounted to $184 million and $630 million at December 31, 2011 and 2010, respectively. These amounts include member and activity based stock associated with memberships in the Federal Home Loan Bank of New York and Boston. Restricted cash and securities of $34 million and $2,900 million at December 31, 2011 and 2010, respectively, were included in “Other assets.” The restricted cash and securities for December 31, 2010 primarily represent funds, associated with the sold Global Commodities Business, deposited by clients or accruing to clients as a result of trades or contracts.

5.	VARIABLE INTEREST ENTITIES

In the normal course of its activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be variable interest entities (“VIEs”). A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE.

If the Company determines that it is the VIE’s “primary beneficiary” it consolidates the VIE. There are currently two models for determining whether or not the Company is the “primary beneficiary” of a VIE. The first relates to those VIE’s that have the characteristics of an investment company and for which certain other conditions are true. These conditions are that (1) the Company does not have the implicit or explicit obligation to fund losses of the VIE and (2) the VIE is not a securitization entity, asset-backed financing entity or an entity that was formerly considered a qualified special-purpose entity. In this model the Company is the primary beneficiary if it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns and would be required to consolidate the VIE.

For all other VIE’s, the Company is the primary beneficiary if the Company has (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses of the entity that could be potentially significant to the VIE or the right to receive benefits from the entity that could be potentially significant. If both conditions are present the Company would be required to consolidate the VIE.

Consolidated Variable Interest Entities

The Company is the primary beneficiary of certain VIEs in which the Company has invested, as part of its investment activities, but over which the Company does not exercise control. The Company’s position in the capital structure and/or relative size indicates that the Company is the primary beneficiary. The Company is not required to provide, and has not provided material financial or other support to these VIEs. The table below reflects the carrying amount and balance sheet caption in which the assets and liabilities of these consolidated VIEs are reported. The creditors of each consolidated VIE have recourse only to the assets of that VIE.

	December 31,
	2011	2010
	(in millions)
Fixed maturities, available for sale	$—	$14
Trading account assets supporting insurance liabilities	8	9
Other long-term investments	14	6
Cash and cash equivalents	—	(2)
Separate account assets	—	4

Total assets of consolidated VIEs	$22	$31

Separate account liabilities	$—	$4

Total liabilities of consolidated VIEs	$—	$4

In addition, not reflected in the table above, the Company has created a trust that is a VIE, to facilitate Prudential Insurance’s Funding Agreement Notes Issuance Program (“FANIP”). The trust issues medium-term notes secured by funding agreements issued to the trust by Prudential Insurance with the proceeds of such notes. The trust is the beneficiary of an indemnity agreement with the Company that provides that the Company is responsible for costs related to the notes issued with limited exception. As a result, the Company has determined that it is the primary beneficiary of the trust, which is therefore consolidated.

The funding agreements represent an intercompany transaction that is eliminated upon consolidation. However, in recognition of the security interest in such funding agreements, the trust’s medium-term note liability of $3,197 million and $3,509 million at December 31, 2011 and 2010, respectively, is classified within “Policyholders’ account balances.” Creditors of the trust have recourse to Prudential Insurance if the trust fails to make contractual payments on the medium-term notes. The Company has not provided material financial or other support that was not contractually required to the trust.

Unconsolidated Variable Interest Entities

The Company may invest in debt or equity securities issued by certain asset-backed investment vehicles (commonly referred to as collateralized debt obligations, or “CDOs”) that are managed by an affiliated company. CDOs raise capital by issuing debt securities, and use the proceeds to purchase investments, typically interest-bearing financial instruments. The Company’s maximum exposure to loss resulting from its relationship with unconsolidated CDOs managed by affiliates is limited to its investment in the CDOs, which was $394 million and $389 million at December 31, 2011 and 2010, respectively. These investments are reflected in “Fixed maturities, available for sale.” The fair value of assets held within these unconsolidated VIEs was $3,615 million and $3,813 million as of December 31, 2011 and 2010, respectively. There are no liabilities associated with these unconsolidated VIEs on the Company’s balance sheet.

The Company has an investment in a note receivable issued by an affiliated VIE. This VIE issued notes to the Company in consideration for certain fixed maturity assets sold by the Company in December 2009. The total assets of this VIE at December 31, 2011 and 2010 were approximately $1.0 billion and $1.5 billion, respectively, and primarily consisted of fixed maturity securities. The market value and book value of the notes issued by the VIE and held by the Company at December 31, 2011 and 2010 was $0.6 billion and $1.1 billion, respectively. The Company’s maximum exposure to loss was $0.6 billion and $1.1 billion as of December 31, 2011 and 2010, respectively.

In the normal course of its activities, the Company will invest in joint ventures and limited partnerships. These ventures include hedge funds, private equity funds and real estate related funds and may or may not be VIEs. The Company’s maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has determined that it is not required to consolidate these entities because either (1) it does not control them or (2) it does not have the obligation to absorb losses of the entities that could be potentially significant to the entities or the right to receive benefits from the entities that could be potentially significant. The Company classifies these investments as “Other long-term investments” and its maximum exposure to loss associated with these entities was $3,048 million and $2,683 million as of December 31, 2011 and 2010, respectively.

In addition, in the normal course of its activities, the Company will invest in structured investments including VIEs. These structured investments typically invest in fixed income investments and are managed by third parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. See Note 4 for details regarding the carrying amounts and classification of these assets. The Company has not provided material financial or other support that was not contractually required to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not control these entities.

Included among these structured investments are asset-backed securities issued by VIEs that manage investments in the European market. In addition to a stated coupon, each investment provides a return based on the VIE’s portfolio of assets and related investment activity. The market value of these VIEs was approximately $2.6 billion and $5.0 billion as of December 31, 2011 and 2010, respectively, and these VIEs were financed primarily through the issuance of notes similar to those purchased by the Company. The Company generally accounts for these investments as available for sale fixed maturities containing embedded derivatives that are bifurcated and marked-to-market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio. The Company’s variable interest in each of these VIEs represents less than 50% of the only class of variable interests issued by the VIE. The Company’s maximum exposure to loss from these interests was $657 million and $746 million at December 31, 2011 and 2010, respectively, which includes the fair value of the embedded derivatives.

6.	DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2011	2010	2009
	(in millions)
Balance, beginning of year	$8,267	$7,314	$8,538
Capitalization of commissions, sales and issue expenses	1,973	1,578	1,053
Amortization	(1,455)	(475)	(483)
Change in unrealized investment gains and losses	(280)	(150)	(1,760)
Other (1)	—	—	(34)

Balance, end of year	$8,505	$8,267	$7,314

(1)	Other represents DAC written off against additional paid in capital under Funding Agreement termination.

7.	INVESTMENTS IN OPERATING JOINT VENTURES

The Company has made investments in certain joint ventures that are strategic in nature and made other than for the sole purpose of generating investment income. These investments are accounted for under the equity method of accounting and are included in “Other assets” in the Company’s Consolidated Statements of Financial Position. The earnings from these investments are included on an after-tax basis in “Equity in earnings of operating joint ventures, net of taxes” in the Company’s Consolidated Statements of Operations. Investments in operating joint ventures include an indirect investment in China Pacific Group, and prior to its sale on December 31, 2009, also included the Company’s investment in Wachovia Securities. The summarized financial information for the Company’s operating joint ventures has been included in the summarized combined financial information for all significant equity method investments shown in Note 4.

Investment in China Pacific Group

The Company has made an indirect investment in China Pacific Group, a Chinese insurance operation. The carrying value of this operating joint venture was $126 million and $459 million, as of December 31, 2011 and 2010, respectively. The indirect investment in China Pacific Group includes unrealized changes in market value, which are included in accumulated other comprehensive income and relate to the market price of China Pacific Group’s publicly traded shares, which began trading on the Shanghai Exchange in 2007 and since the fourth quarter of 2009 are trading on the Hong Kong exchange. The Company recognized combined after-tax equity earnings from this operating joint venture of $156 million, $46 million and $3 million for the years ended December 31, 2011, 2010 and 2009, respectively. Dividends received from this investment were $3 million, $5 million and $5 million for the years ended December 31, 2011, 2010 and 2009, respectively. In December 2010, a consortium of investors including the Company sold approximately 16% of its holdings, resulting in a pre-tax gain of $66 million to the Company, and sold approximately 50% of its original holdings in 2011, resulting in a pre-tax gain of $237 million to the Company.

Former Investment in Wachovia Securities

On December 31, 2009, the Company completed the sale of its minority joint venture interest in Wachovia Securities (including Wells Fargo Advisors) to Wells Fargo. For the year ended December 31, 2009, “Equity in earnings of operating joint ventures, net of taxes” includes the associated pre-tax gain on the sale of $2.247 billion. In addition, “General and administrative expenses” includes certain one-time costs related to the sale of the joint venture interest of $104 million, for pre-tax compensation costs and costs related to increased contributions to the Company’s charitable foundation.

8.	VALUATION OF BUSINESS ACQUIRED

The balances of and changes in VOBA as of and for the years ended December 31, are as follows:

	2011	2010	2009
	(in millions)
Balance, beginning of year	$277	$285	$437
Amortization(1)	(43)	(25)	(171)
Interest(2)	16	17	19

Balance, end of year	$250	$277	$285

(1)	The VOBA balance at December 31, 2011 was $250 million related to the insurance transactions associated with CIGNA. The weighted average remaining expected life was approximately 16 years for the VOBA related to CIGNA.
(2)	The interest accrual rates vary by product. The interest rates for the VOBA related to CIGNA were 7.10%, 7.00% and 6.90% for the years 2011, 2010 and 2009 respectively. The interest rate for VOBA related to Allstate for 2009 was 5.42%.

During the first quarter of 2009 the Company recognized impairments of $73 million VOBA associated with the Allstate acquisition. These impairments are included on the Amortization line in the table above. The impairment recorded in 2009 represented the remaining VOBA balance associated with the Allstate acquisition. These impairments are reflective of the deterioration in the financial markets, which resulted in additional market depreciation within the separate account assets and corresponding decreases in fee income and overall expected future earnings for this business. These impairments were determined using discounted present value of future estimated gross profits. Since the VOBA balance was completely impaired for these contracts, it cannot be reestablished for market value appreciation in subsequent periods. There were no impairments during 2011 and 2010.

The following table provides estimated future amortization, net of interest, for the periods indicated.

VOBA Amortization
(in millions)
2012	$5
2013	3
2014	3
2015	2
2016	2
2017 and thereafter	235

Total	$250

9.	GOODWILL AND OTHER INTANGIBLES

Goodwill

The changes in the book value of goodwill are as follows:

Goodwill
(in millions)
Balance at January 1, 2009:
Gross Goodwill	725
Accumulated Impairment Losses	—

Net Balance at January 1, 2009	725

2009 Activity:
Other(1)	2

Balance at December 31, 2009:
Gross Goodwill	727
Accumulated Impairment Losses	—

Net Balance at December 31, 2009	727

2010 Activity:
Other(1)	10

Balance at December 31, 2010:
Gross Goodwill	737
Accumulated Impairment Losses	—

Net Balance at December 31, 2010	737

2011 Activity:
Impairment Charges	(737)

Balance at December 31, 2011:
Gross Goodwill	737
Accumulated Impairment Losses	(737)

Net Balance at December 31, 2011	$—

(1)	Other represents foreign currency translation.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount, as discussed in further detail in Note 2. The test is performed only on the Financial Services Business reporting unit as this is the portion of the Company that contains 100% of the Company’s goodwill.

The Company performed goodwill impairment testing for its Financial Services Business reporting unit at December 31, 2011. There was an indication of impairment and accordingly, the second step of the test was performed. Based on the results of the second step, all of the goodwill was impaired, which resulted in a total charge $737 million during the fourth quarter of 2011. The charge was reported in “General and administrative expenses”. The impairment was primarily due to the impact of the continuing deterioration in the financial markets, especially in the second half of 2011. While markets rose during the last several weeks of the year, this late upswing did not overcome the overall negative impact of the markets on earnings multiples of peer companies used in the impairment evaluation.

There were no goodwill impairment charges during 2010 or 2009.

Other Intangibles

Other intangible balances at December 31, are as follows:

	2011			2010
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(in millions)
Subject to amortization:
Customer relationships	$175	$(39)	$136	$175	$(29)	$146
Other	19	(19)	—	22	(22)	—

Total	$194	$(58)	$136	$197	$(51)	$146

Amortization expense for other intangibles was $7 million, $13 million and $12 million for the years ending December 31, 2011, 2010 and 2009, respectively. Amortization expense for other intangibles is expected to be approximately $8 million in 2012, $12 million in 2013 and 2014 and $11 million in 2015 and 2016.

10.	POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

	2011	2010
	(in millions)
Life insurance	$57,508	$57,147
Individual and group annuities and supplementary contracts	17,095	16,071
Other contract liabilities	5,204	3,231

Subtotal future policy benefits excluding unpaid claims and claim adjustment expenses	79,807	76,449
Unpaid claims and claim adjustment expenses	2,542	2,372

Total future policy benefits	$82,349	$78,821

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Individual and group annuities and supplementary contracts liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned revenue and certain other reserves for group, annuities and individual life and health products.

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 7.5%. Participating insurance represented 11% and 12% of direct individual life insurance in force at December 31, 2011 and 2010, respectively, and 72%, 73% and 76% of direct individual life insurance premiums for 2011, 2010 and 2009, respectively.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 2.5% to 8.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of the present values range from 1.0% to 11.9%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience, except for example, certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves. The interest rates used in the determination of the present values range from 0.1% to 6.0%.

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long-duration, traditional, and non-participating annuities; structured settlements; single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $2,447 million and $2,001 million as of December 31, 2011 and 2010, respectively, are included in “Future policy benefits” with respect to these deficiencies, of which $1,432 million and $926 million as of December 31, 2011 and 2010, respectively, relate to net unrealized gains on securities classified as available for sale.

The Company’s liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 11 and are primarily reflected in other contract liabilities in the table above.

Unpaid claims and claim adjustment expenses primarily reflect the Company’s estimate of future disability claim payments and expenses as well as estimates of claims incurred but not yet reported as of the balance sheet dates related to group disability products. Unpaid claim liabilities are discounted using interest rates ranging from 3.5% to 6.4%.

Policyholders’ Account Balances

Policyholders’ account balances at December 31, are as follows:

	2011	2010
	(in millions)
Individual annuities	$9,437	$9,247
Group annuities	23,124	21,712
Guaranteed investment contracts and guaranteed interest accounts	14,416	14,325
Funding agreements	5,324	6,166
Interest-sensitive life contracts	7,970	7,524
Dividend accumulation and other	14,780	14,282

Total policyholders’ account balances	$75,051	$73,256

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Included in “Funding agreements” at December 31, 2011 and 2010, are $3,244 million and $3,592 million, respectively, related to the Company’s FANIP product which is carried at amortized cost, adjusted for the effective portion of changes in fair value of qualifying derivative financial instruments. For additional details on the FANIP product see Note 5. The interest rates associated with such notes range from 0.5% to 5.5%. Also included in funding agreements at December 31, 2011 and 2010 are $529 million and $1,005 million, respectively, of affiliated funding agreements with Prudential Financial in support of a retail note issuance program to financial wholesalers. Interest crediting rates range from 0% to 5.0% for interest-sensitive life contracts and from 0% to 13.4% for contracts other than interest-sensitive life. Less than 1% of policyholders’ account balances have interest crediting rates in excess of 8%.

11.	CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified date minus any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held-to-maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2011, 2010 and 2009, there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits.” As of December 31, 2011 and 2010, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2011		December 31, 2010
	In the Event of Death	At Annuitization / Accumulation (1)	In the Event of Death	At Annuitization / Accumulation (1)
	(dollars in millions)
Variable Annuity Contracts

Return of net deposits
Account value	$38,983	$21	$26,167	$24
Net amount at risk	$1,000	$1	$155	$6
Average attained age of contractholders	60 years	68 years	60 years	67 years

Minimum return or contract value
Account value	$20,788	$47,666	$20,211	$33,332
Net amount at risk	$4,026	$3,753	$3,088	$1,478
Average attained age of contractholders	66 years	60 years	66 years	60 years
Average period remaining until earliest expected annuitization	N/A	1 year	N/A	1 year

(1)	Includes income and withdrawal benefits as described herein.

	December 31, 2011		December 31, 2010
	Unadjusted Value	Adjusted Value	Unadjusted Value	Adjusted Value
	(in millions)
Variable Annuity Contracts

Market value adjusted annuities
Account value	$830	$833	$911	$917

	December 31,
	2011	2010
	In the Event of Death
	(dollars in millions)
Variable Life, Variable Universal Life and Universal Life Contracts

No lapse guarantees
Separate account value	$2,419	$2,392
General account value	$2,089	$1,790
Net amount at risk	$54,917	$51,500
Average attained age of contractholders	52 years	51 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,
	2011	2010
	(in millions)
Equity funds	$28,417	$26,851
Bond funds	24,501	12,667
Money market funds	3,426	3,250

Total	$56,344	$42,768

In addition to the amounts invested in separate account investment options above, $3,427 million at December 31, 2011 and $3,609 million at December 31, 2010 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities, either written directly by the Company or assumed by the Company via reinsurance for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”), and guaranteed minimum income and withdrawal benefits (“GMIWB”) features are considered to be bifurcated embedded derivatives and are recorded at fair value. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 19 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The liabilities for GMAB, GMWB and GMIWB are included in “Future policy benefits.” As discussed below, the Company maintains a portfolio of derivative investments that serve as a partial hedge of the risks associated with these products, for which the changes in fair value are also recorded in “Realized investment gains (losses), net.” This portfolio of derivative investments does not qualify for hedge accounting treatment under U.S. GAAP.

	GMDB		GMIB	GMAB/GMWB/ GMIWB
	Variable Life, Variable Universal Life and Universal Life	Variable Annuity	Variable Annuity	Variable Annuity
	(in millions)
Balance at December 31, 2008	$86	$284	$247	$1,172
Incurred guarantee benefits(1)	64	(11)	(21)	(1,114)
Paid guarantee benefits and other	(7)	(158)	(32)	—

Balance at December 31, 2009	143	115	194	58

Incurred guarantee benefits(1)	19	25	29	(406)
Paid guarantee benefits and other	(1)	(83)	(123)	—

Balance at December 31, 2010	161	57	100	(348)

Incurred guarantee benefits(1)	66	158	44	1,439
Paid guarantee benefits and other	(2)	(77)	(42)	—

Balance at December 31, 2011	$225	$138	$102	$1,091

(1)	Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features predominantly present a benefit that provides a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option guarantees that, upon the election of such benefit, a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of: (1) the account value on the date of first withdrawal; (2) cumulative deposits when withdrawals commence, less cumulative withdrawals plus a minimum return; or (3) the highest contract value on a specified date minus any withdrawals. The income option guarantees that a contract holder can, upon the election of this benefit, withdraw a lesser amount each year for the annuitant’s life based on the total guaranteed balance. The withdrawal or income benefit can be elected by the contract holder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

Liabilities for guaranteed benefits for GMAB, GMWB and GMIWB riders include amounts assumed from affiliates of $30 million and $21 million as of December 31, 2011 and 2010, respectively. See Note 13 for amounts recoverable from reinsurers relating to the ceding of certain embedded derivative liabilities associated with these guaranteed benefits, which are not reflected in the tables above.

As part of its risk management strategy, the Company hedges or limits its exposure to these risks, excluding those risks that have been deemed suitable to retain and risks that are not able to be hedged, through a combination of product design elements, such as an automatic rebalancing element, and externally purchased hedging instruments, such as equity options and interest rate derivatives. The automatic rebalancing element included in the design of certain optional living benefits transfers assets between certain variable investments selected by the annuity contractholder and, depending on the benefit feature, a fixed rate account in the general account or a bond portfolio within the separate accounts. The transfers are based on the static mathematical formula used with the particular optional benefit which considers a number of factors, including the impact of investment performance of the contractholder’s total account value. In general, negative investment performance may result in transfers to a fixed-rate account in the general account or a bond portfolio within the separate accounts, and positive investment performance may result in transfers back to contractholder-selected variable investments. Other product design elements utilized for certain products to manage these risks include asset allocation restrictions and minimum issuance age requirements. For risk management purposes the Company segregates the variable annuity living benefit features into those that include the automatic rebalancing element, including certain GMIWB riders and certain GMAB riders; and those that do not include the automatic rebalancing element, including certain legacy GMIWB, GMWB, GMAB and GMIB riders. Living benefit riders that include the automatic rebalancing element also include GMDB riders, and as such the GMDB risk in these riders also benefits from the automatic rebalancing element.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Other assets.” The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit, (2) additional credits after a certain number of years a contract is held and (3) enhanced interest crediting rates that are higher than the normal general account interest rate credited in certain product lines. Changes in deferred sales inducements, reported as “Interest credited to policyholders’ account balances,” are as follows:

Sales Inducements
(in millions)
Balance at December 31, 2008	$297
Capitalization	97
Amortization	(51)
Change in unrealized gain/(loss) on investments	(28)

Balance at December 31, 2009	315

Capitalization	248
Amortization	(15)
Change in unrealized gain/(loss) on investments	3

Balance at December 31, 2010	551

Capitalization	291
Amortization	(290)
Change in unrealized gain/(loss) on investments	3

Balance at December 31, 2011	$555

12.	CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the U.S. The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts. The Closed Block forms the principal component of the Closed Block Business.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The excess of Closed Block Liabilities over Closed Block Assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in “Accumulated other comprehensive income (loss)”) represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. In establishing the Closed Block, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may reduce policyholder dividend scales, which would be intended to increase future actual earnings until the actual cumulative earnings equaled the expected cumulative earnings.

As of December 31, 2011 and 2010, the Company recognized a policyholder dividend obligation of $762 million and $126 million, respectively, to Closed Block policyholders for the excess of actual cumulative earnings over the expected cumulative earnings. Additionally, accumulated net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block have been reflected as a policyholder dividend obligation of $3,847 million and $2,117 million at December 31, 2011 and 2010, respectively, to be paid to Closed Block policyholders unless offset by future experience, with an offsetting amount reported in “Accumulated other comprehensive income (loss).” See the table below for changes in the components of the policyholder dividend obligation for the years ended December 31, 2011 and 2010.

On December 13, 2011 and December 14, 2010, Prudential Insurance’s Board of Directors approved a continuation of the Closed Block dividend scales in 2012 and 2011, respectively. On December 8, 2009, Prudential Insurance’s Board of Directors acted to reduce the dividends payable in 2010 on Closed Block policies. This decrease reflected the deterioration in investment results and resulted in a $98 million reduction of the liability for policyholder dividends recognized in the year ended December 31, 2009.

Closed Block Liabilities and Assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from Closed Block Liabilities and Closed Block Assets, are as follows:

	2011	2010
	(in millions)
Closed Block Liabilities
Future policy benefits	$51,424	$51,632
Policyholders’ dividends payable	902	909
Policyholders’ dividend obligation	4,609	2,243
Policyholders’ account balances	5,484	5,536
Other Closed Block liabilities	4,030	4,637

Total Closed Block Liabilities	66,449	64,957

Closed Block Assets
Fixed maturities, available-for-sale, at fair value	42,024	41,044
Other trading account assets, at fair value	269	150
Equity securities, available-for-sale, at fair value	3,122	3,545
Commercial mortgage and other loans	8,322	7,827
Policy loans	5,296	5,377
Other long-term investments	2,080	1,662
Short-term investments	485	1,119

Total investments	61,598	60,724
Cash and cash equivalents	1,006	345
Accrued investment income	571	600
Other Closed Block assets	284	275

Total Closed Block Assets	63,459	61,944

Excess of reported Closed Block Liabilities over Closed Block Assets	2,990	3,013
Portion of above representing accumulated other comprehensive income:
Net unrealized investment gains (losses)	3,836	2,092
Allocated to policyholder dividend obligation	(3,847)	(2,117)

Future earnings to be recognized from Closed Block Assets and Closed Block Liabilities	$2,979	$2,988

Information regarding the policyholder dividend obligation is as follows:

	2011	2010
	(in millions)
Balance, January 1	$2,243	$—
Impact from earnings allocable to policyholder dividend obligation	636	126
Change in net unrealized investment gains (losses) allocated to policyholder dividend obligation	1,730	2,117

Balance, December 31	$4,609	$2,243

Closed Block revenues and benefits and expenses for the years ended December 31, were as follows:

	2011	2010	2009
	(in millions)
Revenues
Premiums	$2,918	$3,007	$3,250
Net investment income	2,976	2,994	2,907
Realized investment gains (losses), net	855	804	(1,219)
Other income	38	38	102

Total Closed Block revenues	6,787	6,843	5,040

Benefits and Expenses
Policyholders’ benefits	3,482	3,512	3,762
Interest credited to policyholders’ account balances	139	140	141
Dividends to policyholders	2,571	2,071	1,222
General and administrative expenses	519	540	568

Total Closed Block benefits and expenses	6,711	6,263	5,693

Closed Block revenues, net of Closed Block benefits and expenses, before income taxes and discontinued operations	76	580	(653)
Income tax expense (benefit)	67	(38)	(63)

Closed Block revenues, net of Closed Block benefits and expenses and income taxes, before discontinued operations	9	618	(590)
Income from discontinued operations, net of taxes	—	1	—

Closed Block revenues, net of Closed Block benefits and expenses, income taxes and discontinued operations	$9	$619	$(590)

13.	REINSURANCE

The Company participates in reinsurance in order to provide additional capacity for future growth, to limit the maximum net loss potential arising from large risks and in acquiring or disposing of businesses.

In 2006, the Company acquired the variable annuity business of The Allstate Corporation (“Allstate”) through a reinsurance transaction. The reinsurance arrangements with Allstate include a coinsurance arrangement associated with the general account liabilities assumed and a modified coinsurance arrangement associated with the separate account liabilities assumed. The reinsurance payable, which represents the Company’s obligation under the modified coinsurance arrangement, is netted with the reinsurance receivable in the Company’s Consolidated Statement of Financial Position.

In 2004, the Company acquired the retirement business of CIGNA and as a result, entered into various reinsurance arrangements. The Company still has indemnity coinsurance and modified coinsurance without assumption arrangements in effect related to this acquisition.

Life and disability reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term, per person excess and coinsurance. In addition, the Company entered into reinsurance agreements covering 90% of the Closed Block policies, including 7% with an affiliate through various modified coinsurance arrangements. The Company accounts for these modified coinsurance arrangements under the deposit method of accounting. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short-and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The Company also participates in reinsurance of Liabilities for Guaranteed Benefits, which are more fully described in Note 11.

The Company participates in reinsurance transactions with the following subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd., Pramerica Life S.p.A., Pramerica Zycie Towarzystwo Ubezpieczen i Reasekuracji Spolka Akcyjna, Prudential Holdings of Japan, Inc., Pruco Reinsurance Ltd., Prudential Annuities Life Assurance Corporation, Prudential Seguros Mexico, S.A., Prudential Seguros, S.A., Pramerica of Bermuda Life Assurance Company, Ltd., and Prudential Arizona Reinsurance III Company.

The tables presented below exclude amounts pertaining to the Company’s discontinued operations.

Reinsurance amounts included in the Consolidated Statements of Operations for premiums, policy charges and fees and policyholders’ benefits for the years ended December 31, were as follows:

	2011	2010	2009
	(in millions)
Direct premiums	$10,416	$10,183	$9,866
Reinsurance assumed	1,555	1,368	1,164
Reinsurance ceded	(1,385)	(1,322)	(1,397)

Premiums	$10,586	$10,229	$9,633

Direct policy charges and fees	$2,540	$2,137	$2,020
Reinsurance assumed	124	140	140
Reinsurance ceded	(90)	(80)	(70)

Policy charges and fees	$2,574	$2,197	$2,090

Direct policyholder benefits	$12,511	$11,971	$11,485
Reinsurance assumed	1,448	1,225	959
Reinsurance ceded	(1,336)	(1,278)	(1,397)

Policyholders’ benefits	$12,623	$11,918	$11,047

Reinsurance recoverables at December 31, are as follows:

		2011	2010
		(in millions)
Individual and group annuities (1)		$722	$1,075
Life Insurance		1,766	1,702
Other reinsurance		139	126

Total reinsurance recoverable		$2,627	$2,903

(1)	Primarily represents reinsurance recoverables established under the reinsurance arrangements associated with the acquisition of the retirement business of CIGNA. The Company has recorded related reinsurance payables of $713 million and $1,068 million at December 31, 2011 and 2010, respectively.

“Premiums” includes affiliated reinsurance assumed of $1,447 million, $1,224 million and $1,092 million and affiliated reinsurance ceded of $(117) million, $(111) million and $(111) million for the years ended December 31, 2011, 2010, and 2009, respectively.

“Policyholders’ benefits” includes affiliated reinsurance assumed of $1,169 million, $959 million and $823 million and affiliated reinsurance ceded of $(70) million, $(58) million and $(61) million for the years ended December 31, 2011, 2010, and 2009, respectively.

“General and administrative expenses” include affiliated assumed expenses of $39 million, $147 million and $128 million for the years ended December 31, 2011, 2010, and 2009, respectively.

“Due from parent and affiliates” includes affiliated reinsurance recoverables of $1,187 million and $1,120 million at December 31, 2011 and 2010, respectively reflected in the table above. Excluding both the reinsurance recoverable associated with the acquisition of the retirement business of CIGNA and affiliated reinsurance recoverables, four major reinsurance companies account for approximately 62% of the reinsurance recoverable at December 31, 2011. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

“Due from parent and affiliates” also include $886 million and $(387) million at December 31, 2011 and 2010, respectively, related to the ceding of certain embedded derivative liabilities associated with the Company’s guaranteed benefits. “Realized investment gains (losses), net” includes a gain of $935 million, a loss of $484 million and a loss of $878 million for the years ended December 31, 2011, 2010, and 2009, respectively, related to the change in fair values of these ceded embedded derivative liabilities.

“Deferred policy acquisition costs” includes affiliated amounts related to reinsurance of $1,140 million and $860 million at December 31, 2011 and 2010, respectively.

“Due to parent and affiliates” includes reinsurance payables of $4,704 million and $3,702 million at December 31, 2011 and 2010, respectively.

14.	SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

Short-term debt at December 31, is as follows:

	2011	2010
	(in millions)
Commercial paper	$870	$874
Other notes payable(1)(2)	382	389
Current portion of long-term debt(3)	3	225

Total short-term debt	$1,255	$1,488

(1)	Includes collateralized borrowings from the Federal Home Loan Bank of New York of $199 million and $275 million at December 31, 2011 and 2010, respectively, which are discussed in more detail below.
(2)	Includes notes due to related parties of $181 million and $112 million at December 31, 2011 and 2010, respectively. The related party notes payable have variable interest rates ranging from 0.4% to 2.1% in 2011 and 0.6% to 1.7% in 2010.
(3)	Includes notes due to related parties of $213 million at December 31, 2010.

The weighted average interest rate on outstanding short-term debt, excluding the current portion of long-term debt, was 0.4% at both December 31, 2011 and 2010.

At December 31, 2011 and 2010, the Company was in compliance with all covenants related to the above debt.

Commercial Paper

Prudential Funding, LLC (“Prudential Funding”), a wholly-owned subsidiary of Prudential Insurance, has a commercial paper program with an authorized capacity of $7.0 billion. Prudential Funding commercial paper borrowings have generally served as an additional source of financing to meet the working capital needs of Prudential Insurance and its subsidiaries. Prudential Funding also lends to other subsidiaries of Prudential Financial up to limits agreed with the New Jersey Department of Banking and Insurance. Prudential Funding’s outstanding commercial paper borrowings were $870 million and $874 million at December 31, 2011 and 2010, respectively. At December 31, 2011 and 2010, the weighted average maturity of total commercial paper outstanding was 20 and 31 days, respectively. Prudential Financial has issued a subordinated guarantee covering Prudential Funding’s domestic commercial paper program.

Federal Home Loan Bank of New York

Prudential Insurance is a member of the Federal Home Loan Bank of New York (“FHLBNY”). Membership allows Prudential Insurance access to the FHLBNY’s financial services, including the ability to obtain collateralized loans and to issue collateralized funding agreements that can be used as an alternative source of liquidity. FHLBNY borrowings and funding agreements are collateralized by qualifying mortgage-related assets or U.S. Treasury securities, the fair value of which must be maintained at certain specified levels relative to outstanding borrowings, depending on the type of asset pledged. FHLBNY membership requires Prudential Insurance to own member stock and borrowings require the purchase of activity-based stock in an amount equal to 4.5% of outstanding borrowings. Under FHLBNY guidelines, if Prudential Insurance’s financial strength ratings decline below A/A2/A Stable by S&P/Moody’s/Fitch, respectively, and the FHLBNY does not receive written assurances from the New Jersey Department of Banking and Insurance (“NJDOBI”) regarding Prudential Insurance’s solvency, new borrowings from the FHLBNY would be limited to a term of 90 days or less. Currently there are no restrictions on the term of borrowings from the FHLBNY. All FHLBNY stock purchased by Prudential Insurance is classified as restricted general account investments within “Other long-term investments,” and the carrying value of these investments was $173 million and $177 million as of December 31, 2011 and 2010, respectively.

NJDOBI permits Prudential Insurance to pledge collateral to the FHLBNY in an amount up to 5% of its prior year-end statutory net admitted assets, excluding separate account assets. Based on Prudential Insurance’s statutory net admitted assets as of December 31, 2010, the 5% limitation equates to a maximum amount of pledged assets of $7.4 billion and an estimated maximum borrowing capacity (after taking into account required collateralization levels and purchases of activity-based stock) of approximately $6.1 billion. Nevertheless, FHLBNY borrowings are subject to the FHLBNY’s discretion and to the availability of qualifying assets at Prudential Insurance.

As of December 31, 2011, Prudential Insurance had pledged qualifying assets with a fair value of $2.8 billion, which supported outstanding collateralized advances of $0.9 billion and collateralized funding agreements of $1.5 billion. The fair value of qualifying assets that were available to Prudential Insurance but not pledged amounted to $5.6 billion as of December 31, 2011.

As of December 31, 2011, $199 million of the FHLBNY outstanding advances are reflected in “Short-term debt” and matures in December 2012 and the remaining $725 million is in “Long-term debt” and matures in December 2015. The funding agreements issued to the FHLBNY, which are reflected in “Policyholders’ account balances,” have priority claim status above debt holders of Prudential Insurance.

Federal Home Loan Bank of Boston

Prudential Retirement Insurance and Annuity Company (“PRIAC”), a wholly-owned subsidiary of the Company, is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows PRIAC access to collateralized advances which will be classified in “Short-term debt” or “Long-term debt,” depending on the maturity date of the obligation. PRIAC’s membership in FHLBB requires the ownership of member stock and borrowings from FHLBB require the purchase of activity-based stock in an amount between 3.0% and 4.5% of outstanding borrowings depending on the maturity date of the obligation. As of December 31, 2011, PRIAC had no advances outstanding under the FHLBB facility.

The Connecticut Department of Insurance (“CTDOI”) permits PRIAC to pledge up to $2.6 billion in qualifying assets to secure FHLBB borrowings through December 31, 2011. PRIAC must seek re-approval from CTDOI prior to borrowing additional funds after that date. Based on available eligible assets as of December 31, 2011, PRIAC had an estimated maximum borrowing capacity, after taking into consideration required collateralization levels and required purchases of activity-based FHLBB stock, of approximately $1.2 billion.

Credit Facilities

As of December 31, 2011, the Company had a $1,750 million revolving credit facility. The three-year facility has both Prudential Financial and Prudential Funding as borrowers. There were no outstanding borrowings under this credit facility as of December 31, 2011. The facility is available to the applicable borrowers up to the aggregate committed credit and may be used for general corporate purposes, including as backup liquidity for the Company’s commercial paper program discussed above.

The credit facility contains representations and warranties, covenants and events of default that are customary for facilities of this type; however, borrowings under the facility are not contingent on the Company’s credit ratings nor subject to material adverse change clauses. Borrowings under the credit facility are conditioned on the continued satisfaction of other customary conditions, including, the maintenance at all times of consolidated net worth, relating to the Financial Services Businesses of Prudential Financial, of at least $21.25 billion, which for this purpose is calculated as U.S. GAAP equity, excluding “Accumulated other comprehensive income (loss)” and excluding equity of noncontrolling interests. Under the applicable credit agreement, the required minimum level of consolidated net worth will be reduced automatically in the future by an amount equal to 85 percent of the amount of any reduction, on an after-tax basis, in the total U.S. GAAP equity attributable to the Financial Services Businesses, resulting from Prudential Financial’s expected retrospective application of amended authoritative guidance regarding the deferral of costs relating to the acquisition of new or renewal insurance contracts.

As of December 31, 2011, Prudential Financial’s consolidated net worth of the Financial Services Businesses exceeded the minimum amount required to borrow under the facility.

In addition to the above credit facility, the Company, as part of its real estate separate account activities, had outstanding lines of credit of $815 million at December 31, 2011, of which $30 million was used. The Company also has access to uncommitted lines of credit from financial institutions.

Long-term Debt

Long-term debt at December 31, is as follows:

	Maturity Dates	Rate	2011	2010
			(in millions)
Fixed-rate notes:
Surplus notes subject to set-off arrangements	2021	4.99%-5.22%	$500	$—
Surplus notes(1)	2014-2052	5.10%-8.30%	2,985	2,986
Other fixed-rate notes(2)(3)	2013-2041	0.55%-14.85%	3,916	2,128
Floating-rate notes:
Surplus notes	2016-2052	(4)	3,200	3,200
Other floating-rate notes	2012	(5)	—	140

Subtotal			10,601	8,454

Less: assets under set-off arrangements(6)			500	—

Total long-term debt			$10,101	$8,454

(1)	Fixed rate surplus notes at December 31, 2011 and 2010 includes $2,045 million and $2,044 million, respectively, due to a related party. Maturities of these notes range from 2014 through 2052. The interest rates ranged from 5.1% to 6.7% in both 2011 and 2010.
(2)	Includes collateralized borrowings from the Federal Home Loan Bank of New York of $725 million at both December 31, 2011 and 2010. These borrowings are discussed in more detail above.
(3)	Other fixed rate notes at December 31, 2011 and 2010 includes $3,004 million and $1,213 million, respectively, due to related parties. Maturities of these notes range from 2013 through 2041 and interest rates ranged from 0.55% to 14.85% in 2011 and 3.01% to 14.85% in 2010.
(4)	The interest rate on the floating rate Surplus notes ranged from 0.52% to 3.62% in 2011 and 0.52% to 3.71% in 2010.
(5)	Other floating rate notes at December 31, 2010, which are all due to related parties were prepaid in 2011. The interest rates on these notes were based on LIBOR and ranged from 1.18% to 1.32% in 2011 and 1.23% to 1.96% in 2010.
(6)	Assets under set-off arrangements represent a reduction in the amount of fixed-rate surplus notes included in long-term debt, relating to an arrangement where valid rights off set-off exist and it is the intent of both parties to settle on a net basis under legally enforceable arrangements.

At December 31, 2011 and 2010, the Company was in compliance with all debt covenants related to the borrowings in the above table.

The following table presents, as of December 31, 2011, the Company’s contractual principal payments of its long-term debt:

Long-term Debt
(in millions)
Calendar Year:
2013	$122
2014	1,023
2015	1,554
2016	719
2017 and thereafter	6,683

Total	$10,101

Surplus Notes

The fixed rate surplus notes issued by Prudential Insurance to non-affiliates are subordinated to other Prudential Insurance borrowings and policyholder obligations, and the payment of interest and principal may only be made with the prior approval of the Commissioner of Banking and Insurance of the State of New Jersey (the “Commissioner”). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2011 and 2010, the Company met these statutory capital requirements. At December 31, 2011 and 2010, $940 million and $942 million, respectively, of fixed rate surplus notes were outstanding to non-affiliates.

During 2011, a subsidiary of Prudential Insurance entered into agreements providing for the issuance and sale of up to $1 billion of ten-year fixed rate surplus notes in order to finance reserves required under Regulation XXX. At December 31, 2011, $500 million of surplus notes were outstanding under this facility. Under the agreements, the subsidiary issuer received debt securities, with a principal amount equal to the surplus notes issued, which are redeemable under certain circumstances, including upon the occurrence of specified stress events affecting the subsidiary issuer. Because valid rights of set-off exist, interest and principal payments on the surplus notes and on the debt securities are settled on a net basis, and the surplus notes are reflected in the Company’s total consolidated borrowings on a net basis. Prudential Financial has agreed to make capital contributions to the subsidiary issuer in order to reimburse it for investment losses in excess of specified amounts.

In September 2009, Prudential Insurance issued in a private placement $500 million of surplus notes due September 2019 with an interest rate of 5.36% per annum. The surplus notes are exchangeable at the option of the holder, in whole but not in part, for shares of Prudential Financial Common Stock beginning in September 2014, or earlier upon a fundamental business combination involving Prudential Financial or a continuing payment default. The initial exchange rate for the surplus notes is 10.1235 shares of Common Stock per each $1,000 principal amount of surplus notes, which represents an initial exchange price per share of Common Stock of $98.78; however, the exchange rate is subject to customary anti-dilution adjustments. The exchange rate is also subject to a make-whole decrease in the event of an exchange prior to maturity (except upon a fundamental business combination or a continuing payment default), that will result in a reduction in the number of shares issued upon exchange (per $1,000 principal amount of surplus notes) determined by dividing a prescribed cash reduction value (which will decline over the life of the surplus notes, from $102.62 for an exercise on September 18, 2014 to zero for an exercise at maturity) by the price of the Common Stock at the time of exchange. In addition, the exchange rate is subject to a customary make-whole increase in connection with an exchange of the surplus notes upon a fundamental business combination where 10% or more of the consideration in that business combination consists of cash, other property or securities that are not listed on a U.S. national securities exchange.

These exchangeable surplus notes are not redeemable by Prudential Insurance prior to maturity, except in connection with a fundamental business combination involving Prudential Financial, in which case the surplus notes will be redeemable by Prudential Insurance, subject to the noteholders’ right to exchange the surplus notes instead, at par or, if greater, a make-whole redemption price. The surplus notes are subordinated to all other Prudential Insurance borrowings and policyholder obligations, except for other surplus notes of Prudential Insurance (including those currently outstanding), with which the surplus notes rank pari passu. Payments of interest and principal on the surplus notes may only be made with the prior approval of the Commissioner.

During 2007, a subsidiary of Prudential Insurance issued $500 million of 45-year floating rate surplus notes to an unaffiliated financial institution. Surplus notes issued under this facility are subordinated to policyholder obligations, and the payment of interest and principal on them may only be made by the issuer with the prior approval of the Arizona Department of Insurance. Concurrent with the issuance of these surplus notes, Prudential Financial entered into a credit derivative that will require Prudential Financial to make certain payments in the event of deterioration in the value of the surplus notes. As of December 31, 2011 and 2010, the credit derivative was a liability of $77 million and $26 million, respectively, with no requirement to pledge collateral.

During 2006, a subsidiary of Prudential Insurance entered into a surplus note purchase agreement with an unaffiliated financial institution that provides for the issuance of up to $3,000 million of ten-year floating rate surplus notes. At both December 31, 2011 and 2010, $2,700 million were outstanding under this agreement. Concurrent with the issuance of each surplus note, Prudential Financial enters into arrangements with the buyer, which are accounted for as derivative instruments that may result in payments by, or to, Prudential Financial over the term of the surplus notes, to the extent there are significant changes in the value of the surplus notes. Surplus notes issued under this facility are subordinated to policyholder obligations, and the payment of interest and principal on them may only be made by the issuer with the prior approval of the Arizona Department of Insurance. As of December 31, 2011 and 2010, these derivative instruments had no material value.

Other

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The impact of these derivative instruments are not reflected in the rates presented in the tables above. For those derivative instruments that qualify for hedge accounting treatment, there was no material effect on interest expense for the years ended December 31, 2011, 2010 and 2009. See Note 21 for additional information on the Company’s use of derivative instruments.

Interest expense for short- and long-term debt, including interest on affiliated debt, was $358 million, $318 million and $352 million, for the years ended December 31, 2011, 2010 and 2009, respectively. Interest expense related to affiliated debt was $203 million, $155 million and $154 million for the years ended December 31, 2011, 2010 and 2009, respectively. “Due to parent and affiliates” included $74 million and $25 million associated with the affiliated long-term interest payable at December 31, 2011 and 2010, respectively.

Included in “Policyholders’ account balances” are additional debt obligations of the Company. See Notes 10 and 5 for further discussion.

15.	EQUITY

Comprehensive Income

The components of comprehensive income (loss) for the years ended December 31, are as follows:

	2011	2010	2009
	(in millions)
Net income	$873	$2,039	$2,312
Other comprehensive income (loss), net of taxes
Change in foreign currency translation adjustments	(27)	2	6
Change in net unrealized investments gains (1)	1,646	1,361	7,332
Change in pension and postretirement unrecognized net periodic benefit (cost)	(170)	328	(620)

Other comprehensive income, net of tax expense of $811, $869, $3,364	1,449	1,691	6,718

Comprehensive income	2,322	3,730	9,030

Comprehensive income (loss) attributable to noncontrolling interests	13	(1)	(1)

Comprehensive income attributable to Prudential Insurance Company of America	$2,335	$3,729	$9,029

(1)	Includes cash flow hedges. See Note 21 for information on cash flow hedges.

The balance of and changes in each component of “Accumulated other comprehensive income (loss) attributable to Prudential Insurance Company of America” for the years ended December 31, are as follows (net of taxes):

	Accumulated Other Comprehensive Income (Loss) Attributable to Prudential Insurance Company of America
	Foreign Currency Translation Adjustments	Net Unrealized Investment Gains (Losses) (1)	Pension and Postretirement Unrecognized Net Periodic Benefit (Cost)	Total Accumulated Other Comprehensive Income (Loss)
	(in millions)
Balance, December 31, 2008	$99	$(5,821)	$(868)	$(6,590)
Change in component during year	6	7,332	(620)	6,718
Impact of adoption of guidance for other-than- temporary impairments of debt securities(2)	—	(575)	—	(575)

Balance, December 31, 2009	105	936	(1,488)	(447)
Change in component during year	2	1,361	328	1,691

Balance, December 31, 2010	107	2,297	(1,160)	1,244
Change in component during year	(27)	1,646	(170)	1,449

Balance, December 31, 2011	$80	$3,943	$(1,330)	$2,693

(1)	Includes cash flow hedges. See Note 21 for information on cash flow hedges.
(2)	See Note 2 for additional information on the adoption of guidance for other-than-temporary impairments of debt securities.

Dividend Restrictions

New Jersey insurance law provides that, except in the case of extraordinary dividends (as described below), all dividends or other distributions paid by Prudential Insurance may be paid only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized investment gains and losses and revaluation of assets as of the prior calendar year-end. As of December 31, 2011, Prudential Insurance’s unassigned surplus was $5,070 million, and it recorded applicable adjustments for cumulative unrealized investment gains of $2,184 million. Prudential Insurance must give prior notification to the New Jersey Department of Banking and Insurance (the “Department”) of its intent to pay any dividend or distribution. Also, if any dividend, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of Prudential Insurance’s statutory surplus as of the preceding December 31 ($8,160 million as of December 31, 2011) or (ii) its statutory net gain from operations excluding realized investment gains and losses for the twelve month period ending on the preceding December 31, ($584 million for the year ended December 31, 2011), the dividend is considered to be an “extraordinary dividend” and the prior approval of the Department is required for the payment of the dividend. The laws regulating dividends of Prudential Insurance’s other insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey’s.

Statutory Net Income and Surplus

Prudential Insurance and its U.S. insurance subsidiaries are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income (loss) of Prudential Insurance amounted to $826 million, $1,623 million and $1,101 million for the years ended December 31, 2011, 2010 and 2009, respectively. Statutory capital and surplus of Prudential Insurance amounted to $8,160 million and $8,364 million at December 31, 2011 and 2010, respectively.

The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

16.	STOCK-BASED COMPENSATION

In 2011 and prior, Prudential Financial issued stock-based compensation awards to employees of the Company, including stock options, restricted stock units, restricted stock awards, performance shares and performance units, under a plan authorized by Prudential Financial’s Board of Directors.

Prudential Financial recognizes the cost resulting from all share-based payments in the financial statements in accordance with the authoritative guidance on accounting for stock based compensation and applies the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans.

The results of operations of the Company for the years ended December 31, 2011, 2010 and 2009, include allocated costs of $13 million, $13 million and $14 million, respectively, associated with employee stock options and $39 million, $44 million, and $37 million, respectively, associated with employee restricted stock shares, restricted stock units, performance shares and performance units issued by Prudential Financial to certain employees of the Company.

17.	EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded and non-funded non-contributory defined benefit pension plans, which cover substantially all of its employees as well as employees of certain destacked subsidiaries. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on an account balance that takes into consideration age, service and earnings during their career.

The Company provides certain health care and life insurance benefits for its retired employees (including those of certain destacked subsidiaries), their beneficiaries and covered dependents (“other postretirement benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees may become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

Prepaid benefits costs and accrued benefit liabilities are included in “Other assets” and “Other liabilities,” respectively, in the Company’s Consolidated Statements of Financial Position. The status of these plans as of December 31, 2011 and 2010, is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2011	2010	2011	2010
	(in millions)
Change in benefit obligation
Benefit obligation at the beginning of period	$(8,230)	(7,957)	$(2,116)	(2,122)
Acquisition/divestiture	8	—	3	—
Service cost	(137)	(130)	(10)	(10)
Interest cost	(454)	(450)	(109)	(113)
Plan participants’ contributions	—	—	(26)	(23)
Medicare Part D subsidy receipts	—	—	(11)	(20)
Early retirement reinsurance program receipts	—	—	(14)	—
Amendments	—	—	—	—
Actuarial gains/(losses), net	(976)	(201)	(181)	(40)
Settlements	—	—	—	—
Curtailments	22	4	—	—
Special termination benefits	(3)	—	—	—
Benefits paid	534	498	210	213
Foreign currency changes and other	—	6	(6)	(1)

Benefit obligation at end of period	$(9,236)	$(8,230)	$(2,260)	$(2,116)

Change in plan assets
Fair value of plan assets at beginning of period	$10,508	$9,572	$1,495	$1,519
Actual return on plan assets	1,620	1,366	5	152
Employer contributions	126	72	14	14
Plan participants’ contributions	—	—	26	23
Early retirement reinsurance program receipts	—	—	14	—
Disbursement for settlements	—	—	—	—
Benefits paid	(534)	(498)	(210)	(213)
Foreign currency changes and other	(3)	(4)	—	—

Fair value of plan assets at end of period	$11,717	$10,508	$1,344	$1,495

Funded status at end of period	$2,481	$2,278	$(916)	$(621)

Amounts recognized in the Statements of Financial Position
Prepaid benefit cost	$3,389	$3,219	$—	$—
Accrued benefit liability	(908)	(941)	(916)	(621)

Net amount recognized	$2,481	$2,278	$(916)	$(621)

Items recorded in “Accumulated other comprehensive income”not yet recognized as a component of net periodic (benefit) cost:
Transition obligation	$—	$—	$—	$1
Prior service cost	59	81	(42)	(54)
Net actuarial loss	1,255	1,221	852	617

Net amount not recognized	$1,314	$1,302	$810	$564

Accumulated benefit obligation	$(8,778)	$(7,834)	$(2,260)	$(2,116)

In addition to the plan assets above, the Company in 2007 established an irrevocable trust, commonly referred to as a “rabbi trust,” for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($813 million and $841 million benefit obligation at December 31, 2011 and 2010, respectively). Assets held in the rabbi trust are available to the general creditors of the Company in the event of insolvency or bankruptcy. The Company may from time to time in its discretion make contributions to the trust to fund accrued benefits payable to participants in one or more of the plans, and, in the case of a change in control of the Company, as defined in the trust agreement, the Company will be required to make contributions to the trust to fund the accrued benefits, vested and unvested, payable on a pretax basis to participants in the plans. The Company made a discretionary payment of $95 million to the trust during 2010. As of December 31, 2011 and 2010, the assets in these trusts had a carrying value of $404 million and $390 million, respectively.

The Company also maintains a separate rabbi trust established at the time of the combination of its retail securities brokerage and clearing operations with those of Wachovia for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($78 million and $74 million benefit obligation at December 31, 2011 and 2010, respectively), as well as certain cash-based deferred compensation arrangements. As of December 31, 2011 and 2010, the assets in the trust had a carrying value of $134 million and $124 million, respectively.

Pension benefits for foreign plans comprised 2% and 3% of the ending benefit obligation for 2011 and 2010. Foreign pension plans comprised 2% of the ending fair value of plan assets for 2011 and 2010. There are no material foreign postretirement plans.

Information for pension plans with a projected benefit obligation in excess of plan assets

	2011	2010
	(in millions)
Projected benefit obligation	$908	$1,128
Fair value of plan assets	—	187

Information for pension plans with an accumulated benefit obligation in excess of plan assets

	2011	2010
	(in millions)
Accumulated benefit obligation	$759	$1,029
Fair value of plan assets	—	187

There were no purchases of annuity contracts in 2011 and 2010 from Prudential Insurance. The approximate future annual benefit payment payable by Prudential Insurance for all annuity contracts was $18 million and $20 million as of December 31, 2011 and 2010, respectively.

There were no pension plan amendments in 2011 and 2010. There were no postretirement plan amendments in 2011 and 2010.

Components of Net Periodic Benefit Cost

Net periodic (benefit) cost included in “General and administrative expenses” in the Company’s Consolidated Statements of Operations for the years ended December 31, includes the following components:

	Pension Benefits			Other Postretirement Benefits
	2011	2010	2009	2011	2010	2009
	(in millions)
Service cost	$137	$130	$120	$10	$10	$10
Interest cost	454	450	441	109	113	115
Expected return on plan assets	(718)	(743)	(729)	(98)	(107)	(107)
Amortization of transition obligation	—	—	—	1	1	1
Amortization of prior service cost	23	23	26	(12)	(12)	(11)
Amortization of actuarial (gain) loss, net	26	26	20	36	39	42
Settlements	—	—	—	—	—	—
Curtailments	(18)	—	—	—	—	—
Special termination benefits	3	—	1	—	—	—

Net periodic (benefit) cost (1)	$(93)	$(114)	$(121)	$46	$44	$50

(1)	Includes net periodic (benefit) cost for pensions of ($18) million, $1 million and $1 million for 2011, 2010 and 2009, respectively, that have been classified as discontinued operations.

Certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination.

Changes in Accumulated Other Comprehensive Income

The amounts recorded in “Accumulated other comprehensive income” as of the end of the period, which have not yet been recognized as a component of net periodic (benefit) cost, and the related changes in these items during the period that are recognized in “Other Comprehensive Income” are as follows:

	Pension Benefits			Other Postretirement Benefits
	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss
	(in millions)
Balance, December 31, 2009	$—	$105	$1,674	$1	$(65)	$660
Amortization for the period	—	(23)	(26)	(1)	12	(39)
Deferrals for the period	—	—	(422)	—	—	(5)
Impact of foreign currency changes and other	—	(1)	(5)	1	(1)	1

Balance, December 31, 2010	—	81	1,221	1	(54)	617

Amortization for the period	—	(23)	(26)	(1)	12	(36)
Deferrals for the period	—	—	74	—	—	274
Impact of foreign currency changes and other	—	1	(14)	—	—	(3)

Balance, December 31, 2011	$—	$59	$1,255	$—	$(42)	$852

The amounts included in “Accumulated other comprehensive income” expected to be recognized as components of net periodic (benefit) cost in 2012 are as follows:

	Pension Benefits	Other Postretirement Benefits
	(in millions)
Amortization of transition obligation	$—	$—
Amortization of prior service cost	23	(12)
Amortization of actuarial (gain) loss, net	93	54

Total	$116	$42

The Company’s assumptions related to the calculation of the domestic benefit obligation (end of period) and the determination of net periodic (benefit) cost (beginning of period) are presented in the table below:

	Pension Benefits			Other Postretirement Benefits
	2011	2010	2009	2011	2010	2009
Weighted-average assumptions
Discount rate (beginning of period)	5.60%	5.75%	6.00%	5.35%	5.50%	6.00%
Discount rate (end of period)	4.85%	5.60%	5.75%	4.60%	5.35%	5.50%
Rate of increase in compensation levels (beginning of period)	4.50%	4.50%	4.50%	N/A	N/A	N/A
Rate of increase in compensation levels (end of period)	4.50%	4.50%	4.50%	N/A	N/A	N/A
Expected return on plan assets (beginning of period)	7.00%	7.50%	7.50%	7.50%	8.00%	8.00%
Health care cost trend rates (beginning of period)	N/A	N/A	N/A	5.00-7.50%	5.00-7.50%	5.00-8.00%
Health care cost trend rates (end of period)	N/A	N/A	N/A	5.00-7.50%	5.00-7.50%	5.00-7.50%
For 2010, 2009 and 2008, the ultimate health care cost trend rate after gradual decrease until: 2015, 2014, 2012 (beginning of period)	N/A	N/A	N/A	5.00%	5.00%	5.00%
For 2010, 2009 and 2008, the ultimate health care cost trend rate after gradual decrease until: 2017, 2015, 2014 (end of period)	N/A	N/A	N/A	5.00%	5.00%	5.00%

The domestic discount rate used to value the pension and postretirement obligations at December 31, 2011 and December 31, 2010 is based upon the value of a portfolio of Aa investments whose cash flows would be available to pay the benefit obligation’s cash flows when due. The portfolio is selected from a compilation of approximately 550 Aa-rated bonds across the full range of maturities. Since yields can vary widely at each maturity point, the Company generally avoids using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misrated. This refinement process generally results in having a distribution from the 10th to 90th percentile. The Aa portfolio is then selected and, accordingly, its value is a measure of the benefit obligation at December 31, 2011 and December 31, 2010. A single equivalent discount rate is calculated to equate the value of the Aa portfolio to the cash flows for the benefit obligation. The result is rounded to the nearest 5 basis points and the benefit obligation is recalculated using the rounded discount rate.

The pension and postretirement expected long-term rates of return on plan assets for 2011 were determined based upon an approach that considered an expectation of the allocation of plan assets during the measurement period of 2011. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. Expected returns on asset classes are developed using a building-block approach that is forward looking and are not strictly based upon historical returns. The building blocks for equity returns include inflation, real return, a term premium, an equity risk premium, capital appreciation, effect of active management, expenses and the effect of rebalancing. The building blocks for fixed maturity returns include inflation, real return, a term premium, credit spread, capital appreciation, effect of active management, expenses and the effect of rebalancing.

The Company applied the same approach to the determination of the expected long-term rate of return on plan assets in 2012. The expected long-term rate of return for 2012 is 6.75% and 7.00% for pension and postretirement, respectively.

The Company, with respect to pension benefits, uses market related value to determine the components of net periodic (benefit) cost. Market related value is a measure of asset value that reflects the difference between actual and expected return on assets over a five-year period.

The assumptions for foreign pension plans are based on local markets. There are no material foreign postretirement plans.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

Other Postretirement Benefits
(in millions)
One percentage point increase
Increase in total service and interest costs	$9
Increase in postretirement benefit obligation	193

One percentage point decrease
Decrease in total service and interest costs	$6
Decrease in postretirement benefit obligation	135

Plan Assets

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and other investments, while meeting the cash requirements for a pension obligation that includes a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments. The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps are used to adjust duration.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, and other investments, while meeting the cash requirements for the postretirement obligation that includes a medical benefit including prescription drugs, a dental benefit, and a life benefit. The postretirement plans risk management practices include guidelines for asset concentration, credit rating, liquidity, and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps are used to adjust duration.

The plan fiduciaries for the Company’s pension and postretirement plans have developed guidelines for asset allocations reflecting a percentage of total assets by asset class, which are reviewed on an annual basis. Asset allocation targets as of the December 31, 2011 are as follows:

	Pension		Postretirement
	Minimum	Maximum	Minimum	Maximum
Asset Category
U.S. Equities	3%	14%	39%	51%
International Equities	2%	14%	1%	8%
Fixed Maturities	58%	74%	0%	51%
Short-term Investments	0%	13%	0%	55%
Real Estate	1%	8%	0%	0%
Other	0%	12%	0%	0%

To implement the investment strategy, plan assets are invested in funds that primarily invest in securities that correspond to one of the asset categories under the investment guidelines. However, at any point in time, some of the assets in a fund may be of a different nature than the specified asset category.

Assets held with Prudential Insurance are in either pooled separate accounts or single client separate accounts. Pooled separate accounts hold assets for multiple investors. Each investor owns a “unit of account.” Single client separate accounts hold assets for only one investor, the domestic qualified pension plan and each security in the fund is treated as individually owned. Assets held with a bank are either in common/collective trusts or single client trusts. Common or collective trusts hold assets for more than one investor. Each investor owns a “unit of account.” Single client trusts hold assets for only one investor, the domestic qualified pension plan and each security in the fund is treated as individually owned.

There were no investments in Prudential Financial Common Stock as of December 31, 2011 and December 31, 2010 for either the pension or postretirement plans. Pension plan assets of $8,262 million and $6,944 million are included in the Company’s separate account assets and liabilities as of December 31, 2011 and December 31, 2010, respectively.

The authoritative guidance around fair value established a framework for measuring fair value. Fair value is disclosed using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value, as described in Note 19.

The following describes the valuation methodologies used for pension and postretirement plans assets measured at fair value.

Insurance Company Pooled Separate Accounts, Common or Collective Trusts, and United Kingdom Insurance Pooled Funds – Insurance company pooled separate accounts are invested via group annuity contracts issued by Prudential Insurance. Assets are represented by a “unit of account.” The redemption value of those units is based on a per unit value whose value is the result of the accumulated values of underlying investments. The underlying investments are valued in accordance with the corresponding valuation method for the investments held.

Equities – See Note 19 for a discussion of the valuation methodologies for equity securities.

U.S. Government Securities (both Federal and State & Other), Non–U.S. Government Securities, and Corporate Debt - See Note 19 for a discussion of the valuation methodologies for fixed maturity securities.

Interest Rate Swaps – See Note 19 for a discussion of the valuation methodologies for derivative instruments.

Guaranteed Investment Contract - The value is based on contract cash flows and available market rates for similar investments.

Registered Investment Companies (Mutual Funds) - Securities are priced at the net asset value (“NAV”) of shares.

Unrealized Gain (Loss) on Investment of Securities Lending Collateral - This value is the contractual position relative to the investment of securities lending collateral.

Real Estate - The values are determined through an independent appraisal process. The estimate of fair value is based on three approaches; (1) current cost of reproducing the property less deterioration and functional/economic obsolescence; (2) discounting a series of income streams and reversion at a specific yield or by directly capitalizing a single year income estimate by an appropriate factor; and (3) value indicated by recent sales of comparable properties in the market. Each approach requires the exercise of subjective judgment.

Short-term Investments - Securities are valued initially at cost and thereafter adjusted for amortization of any discount or premium (i.e., amortized cost). Amortized Cost approximates fair value.

Partnerships - The value of interests owned in partnerships is based on valuations of the underlying investments that include private placements, structured debt, real estate, equities, fixed maturities, commodities and other investments.

Structured Debt (Gateway Recovery Trust) - The value is based primarily on unobservable inputs including probability weighted cash flows and reinvestment yield assumptions.

Hedge Funds - The value of interests in the hedge funds is based on the underlying investments that include equities, debt and other investments.

Variable Life Insurance Policies – These assets are held in group and individual variable life insurance policies issued by Prudential Insurance. Group policies are invested in Insurance Company Pooled Separate Accounts. Individual policies are invested in Registered Investment Companies (Mutual Funds). The value of interests in these policies is the cash surrender value of the policies based on the underlying investments.

Pension plan asset allocations in accordance with the investment guidelines are as follows:

	As of December 31, 2011
	Level 1	Level 2	Level 3	Total
	(in millions)
U.S. Equities:
Pooled separate accounts (1)	$—	$900	$—	$900
Common/collective trusts (1)	—	54	—	54

Sub-total				954

International Equities:
Pooled separate accounts (2)	—	33	—	33
Common/collective trusts (3)	—	163	—	163
United Kingdom insurance pooled funds (4)	—	68	—	68

Sub-total				264

Fixed Maturities:
Pooled separate accounts (5)	—	1,006	20	1,026
Common/collective trusts (6)	—	313	—	313
U.S. government securities (federal):
Mortgage backed	—	4	—	4
Other U.S. government securities	—	2,031	—	2,031
U.S. government securities (state & other)	—	653	—	653
Non-U.S. government securities	—	17	—	17
United Kingdom insurance pooled funds (7)	—	176	—	176
Corporate Debt:
Corporate bonds (8)	—	3,712	12	3,724
Asset backed	—	17	—	17
Collateralized Mortgage Obligations (CMO) (9)	—	639	—	639
Interest rate swaps (Notional amount: $559)	—	(21)	—	(21)
Guaranteed investment contract	—	—	—	—
Other (10)	46	2	62	110
Unrealized gain (loss) on investment of securities lending collateral (11)	—	(141)	—	(141)

Sub-total				8,548

Short-term Investments:
Pooled separate accounts	—	292	—	292
United Kingdom insurance pooled funds	—	6	—	6

Sub-total				298

Real Estate:
Pooled separate accounts (12)	—	—	318	318
Partnerships	—	—	105	105

Sub-total				423

Other:
Structured debt (Gateway Recovery Trust)	—	—	—	—
Partnerships	—	—	552	552
Hedge funds	—	—	678	678

Sub-total				1,230

Total	$46	$9,924	$1,747	$11,717

	As of December 31, 2010
	Level 1	Level 2	Level 3	Total
	(in millions)
U.S. Equities:
Pooled separate accounts (1)	$—	$922	$—	$922
Common/collective trusts (1)	—	35	—	35

Sub-total				957

International Equities:
Pooled separate accounts (2)	—	24	—	24
Common/collective trusts (3)	—	191	—	191
United Kingdom insurance pooled funds (4)	—	77	—	77

Sub-total				292

Fixed Maturities:
Pooled separate accounts (5)	—	996	—	996
Common/collective trusts (6)	—	290	—	290
U.S. government securities (federal):
Mortgage backed	—	4	—	4
Other U.S. government securities	—	1,806	—	1,806
U.S. government securities (state & other)	—	533	—	533
Non-U.S. government securities	—	15	—	15
United Kingdom insurance pooled funds (7)	—	104	—	104
Corporate Debt:
Corporate bonds (8)	—	3,043	10	3,053
Asset backed	—	20	—	20
Collateralized Mortgage Obligations (CMO) (9)	—	739	—	739
Interest rate swaps (Notional amount: $412)	—	(23)	—	(23)
Guaranteed investment contract	—	—	—	—
Other (10)	101	9	(8)	102
Unrealized gain (loss) on investment of securities lending collateral (13)	—	(123)	—	(123)

Sub-total				7,516

Short-term Investments:
Pooled separate accounts	—	32	—	32
United Kingdom insurance pooled funds	—	6	—	6

Sub-total				38

Real Estate:
Pooled separate accounts (12)	—	—	216	216
Partnerships	—	—	42	42

Sub-total				258

Other:
Structured debt (Gateway Recovery Trust)	—	—	658	658
Partnerships	—	—	219	219

Hedge funds	—	—	570	570

Sub-total				1,447

Total	$101	$8,700	$1,707	$10,508

(1)	These categories invest in U.S. equity funds whose objective is to track or outperform various indexes.
(2)	This category invests in large cap international equity fund whose objective is to track an index.
(3)	This category invests in international equity funds, primarily large cap, whose objective is to outperform various indexes.
(4)	This category invests in an international equity fund whose objective is to track an index.
(5)	This category invests in bond funds, primarily highly rated private placement securities.
(6)	This category invests in bond funds, primarily highly rated public securities whose objective is to outperform an index.
(7)	This category invests in bond funds, primarily highly rated corporate securities.
(8)	This category invests in highly rated corporate securities.
(9)	This category invests in highly rated Collateralized Mortgage Obligations.
(10)	Primarily cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).
(11)	The contractual net value of the investment of securities lending collateral invested in primarily short-term bond funds is $1,289 million and the liability for securities lending collateral is $1,430 million.
(12)	This category invests in commercial real estate and real estate securities funds, whose objective is to outperform an index
(13)	The contractual value of investments of securities lending collateral invested in primarily short-term bond funds is $1,295 million and the liability for securities lending collateral is $1,418 million.

Changes in Fair Value of Level 3 Pension Assets

	Year Ended December 31, 2011
	Fixed Maturities - Pooled Separate Accounts	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Other	Real Estate - Pooled Separate Accounts
	(in millions)
Fair Value, beginning of period	$—	$10	$(8)	$216
Actual Return on Assets:
Relating to assets still held at the reporting date	—	—	—	39
Relating to assets sold during the period	—	—	—	16
Purchases, sales and settlements	20	(1)	70	47
Transfers in and /or out of Level 3	—	3	—	—

Fair Value, end of period	$20	$12	$62	$318

	Year Ended December 31, 2011
	Real Estate - Partnerships	Other - Structured Debt	Other - Partnerships	Other - Hedge Fund
	(in millions)
Fair Value, beginning of period	$42	$658	$219	$570
Actual Return on Assets:
Relating to assets still held at the reporting date	—	—	22	(20)
Relating to assets sold during the period	—	44	11	2
Purchases, sales and settlements	63	(702)	300	126
Transfers in and /or out of Level 3	—	—	—	—

Fair Value, end of period	$105	$—	$552	$678

	Year Ended December 31, 2010
	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Corporate Debt - CMO	Fixed Maturities - Other	Real Estate - Pooled Separate Accounts
	(in millions)
Fair Value, beginning of period	$1	$2	$120	$187
Actual Return on Assets:
Relating to assets still held at the reporting date	1	—	—	42
Relating to assets sold during the period	—	—	—	(2)
Purchases, sales and settlements	—	—	(128)	(11)
Transfers in and /or out of Level 3	8	(2)	—	—

Fair Value, end of period	$10	$—	$(8)	$216

	Year Ended December 31, 2010
	Real Estate - Partnerships	Other - Structured Debt	Other - Partnerships	Other - Hedge Fund
	(in millions)
Fair Value, beginning of period	$48	$572	$280	$218
Actual Return on Assets:
Relating to assets still held at the reporting date	4	86	17	44
Relating to assets sold during the period	—	—	—	—
Purchases, sales and settlements	(10)	—	30	200
Transfers in and /or out of Level 3	—	—	(108)	108

Fair Value, end of period	$42	$658	$219	$570

Postretirement plan asset allocations in accordance with the investment guidelines are as follows:

	As of December 31, 2011
	Level 1	Level 2	Level 3	Total
	(in millions)
U.S. Equities:
Variable Life Insurance Policies (1)	—	439	—	439
Common trusts (2)	—	85	—	85
Equities	96	—	—	96

Sub-total				620

International Equities:
Variable Life Insurance Policies (3)	—	44	—	44
Common trusts (4)	—	15	—	15

Sub-total				59

Fixed Maturities:
Common trusts (5)	—	27	—	27
U.S. government securities (federal):
Mortgage Backed	—	12	—	12
Other U.S. government securities	—	101	—	101
U.S. government securities (state & other)	—	3	—	3
Non-U.S. government securities	—	3	—	3
Corporate Debt:
Corporate bonds (6)	—	284	2	286
Asset Backed	—	62	—	62
Collateralized Mortgage Obligations (CMO) (7)	—	144	—	144
Interest rate swaps (Notional amount: $560)	—	(4)	—	(4)
Other (8)	8	—	2	10
Unrealized gain (loss) on investment of securities lending collateral (9)	—	—	—	—

Sub-total				644
Short-term Investments:
Variable Life Insurance Policies
Pooled separate accounts	—	1	—	1
Registered investment companies	20	—	—	20

Sub-total				21

Total	$124	$1,216	$4	$1,344

	As of December 31, 2010
	Level 1	Level 2	Level 3	Total
	(in millions)
U.S. Equities:
Variable Life Insurance Policies (1)	—	449	—	449
Common trusts (2)	—	88	—	88
Equities	102	—	—	102

Sub-total				639

International Equities:
Variable Life Insurance Policies (3)	—	51	—	51
Common trusts (4)	—	17	—	17

Sub-total				68

Fixed Maturities:
Common trusts (5)	—	23	—	23
U.S. government securities (federal):
Mortgage Backed	—	13	—	13
Other U.S. government securities	—	157	—	157
U.S. government securities (state & other)	—	2	—	2
Non-U.S. government securities	—	3	—	3
Corporate Debt:
Corporate bonds (6)	—	281	2	283
Asset Backed	—	73	—	73
Collateralized Mortgage Obligations (CMO) (7)	—	201	—	201
Interest rate swaps (Notional amount: $322)	—	3	—	3
Other (8)	10	—	4	14
Unrealized gain (loss) on investment of securities lending collateral (10)	—	—	—	—

Sub-total				772

Short-term Investments:
Variable Life Insurance Policies
Pooled separate accounts	—	1	—	1
Registered investment companies	15	—	—	15

Sub-total				16

Total	$127	$1,362	$6	$1,495

(1)	This category invests in U.S. equity funds, primarily large cap equities whose objective is to track an index via pooled separate accounts and registered investment companies.
(2)	This category invests in U.S. equity funds, primarily large cap equities.
(3)	This category invests in international equity funds, primarily large cap international equities whose objective is to track an index.
(4)	This category fund invests in large cap international equity fund whose objective is to outperform an index.
(5)	This category invests in U.S. bonds funds.
(6)	This category invests in highly rated corporate bonds.
(7)	This category invests in highly rated Collateralized Mortgage Obligations.
(8)	Cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).
(9)	In 2011 the contractual net value of the investment of securities lending collateral invested in primarily short-term bond funds is $78 million and the liability for securities lending collateral is $78 million.
(10)	In 2010 the contractual net value of the investment of securities lending collateral invested in primarily short term bond funds is $30 million and the liability for securities lending collateral is $30 million.

Changes in Fair Value of Level 3 Postretirement Assets

	Year Ended December 31, 2011
	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Other
	(in millions)
Fair Value, beginning of period	$2	$4
Actual Return on Assets:
Relating to assets still held at the reporting date	—	—
Relating to assets sold during the period	—	—
Purchases, sales and settlements	—	(2)
Transfers in and /or out of Level 3	—	—

Fair Value, end of period	$2	$2

	Year Ended December 31, 2010
	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Corporate Debt - CMO	Fixed Maturities - Other
	(in millions)
Fair Value, beginning of period	$1	$2	$12
Actual Return on Assets:
Relating to assets still held at the reporting date	—	—	—
Relating to assets sold during the period	—	—	—
Purchases, sales and settlements	1	—	(8)
Transfers in and /or out of Level 3	—	(2)	—

Fair Value, end of period	$2	$—	$4

A summary of pension and postretirement plan asset allocation as of the year ended December 31, are as follows:

	Pension Percentage of Plan Assets		Postretirement Percentage of Plan Assets
	2011	2010	2011	2010
Asset Category
U.S. Equities	8%	9%	46%	43%
International Equities	2	3	4	5
Fixed Maturities	73	72	48	51
Short-term Investments	2	—	2	1
Real Estate	4	2	—	—
Other	11	14	—	—

Total	100%	100%	100%	100%

The expected benefit payments for the Company’s pension and postretirement plans, as well as the expected Medicare Part D subsidy receipts related to the Company’s postretirement plan, for the years indicated are as follows:

	Pension Benefits	Other Postretirement Benefits	Other Postretirement Benefits - Medicare Part D Subsidy Receipts
	(in millions)
2012	$540	$194	$19
2013	536	195	20
2014	544	195	20
2015	547	193	21
2016	551	191	22
2017-2021	2,856	927	113

Total	$5,574	$1,895	$215

The Company anticipates that it will make cash contributions in 2012 of approximately $60 million to the pension plans and approximately $10 million to the postretirement plans.

Postemployment Benefits

The Company accrues postemployment benefits for income continuance and health and life benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2011 and 2010 was $34 million and $33 million, respectively, and is included in “Other liabilities.”

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The matching contributions by the Company included in “General and administrative expenses” were $54 million, $52 million and $53 million for the years ended December 31, 2011, 2010 and 2009, respectively.

18.	INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2011	2010	2009
	(in millions)
Current tax expense (benefit)
U.S.	$255	$(269)	$200
State and local	(1)	(4)	(2)
Foreign	12	6	2

Total	266	(267)	200

Deferred tax expense (benefit)
U.S.	156	1,096	(605)
State and local	1	(2)	9
Foreign	5	—	(3)

Total	162	1,094	(599)

Total income tax expense (benefit) on continuing operations before equity in earnings of operating joint ventures	$428	$827	$(399)
Income tax expense on equity in earnings of operating joint ventures	84	25	807
Income tax expense on discontinued operations	6	11	8
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	811	869	3,054
Impact on Company’s investment in Wachovia Securities due to addition of A.G. Edwards business	—	—	(59)
Stock-based compensation programs	(11)	1	10
Cumulative effect of changes in accounting principles	—	—	310

Total income taxes	$1,318	$1,733	$3,731

The Company’s actual income tax expense on continuing operations before equity in earnings of operating joint ventures for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and equity in earnings of operating joint ventures for the following reasons:

	2011	2010	2009
	(in millions)
Expected federal income tax expense (benefit)	$400	$976	$142
Low income housing and other tax credits	(72)	(72)	(79)
Non-taxable investment income	(191)	(157)	(120)
Uncertain tax positions and interest	46	(9)	(350)
Non-deductible goodwill impairment	236	—	—
Change in tax rate	—	93	—
Other	9	(4)	8

Total income tax expense (benefit) on continuing operations before equity in earnings of operating joint ventures	$428	$827	$(399)

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2011	2010
	(in millions)
Deferred tax assets
Policyholders’ dividends	$1,817	$938
Net operating and capital loss carryforwards	4	4
Tax credits carryforwards	357	190
Insurance reserves	1,262	907
Other	—	63

Deferred tax assets before valuation allowance	3,440	2,102
Valuation allowance	(9)	(10)

Deferred tax assets after valuation allowance	3,431	2,092

Deferred tax liabilities
Net unrealized investment gains	3,965	2,284
Employee benefits	205	262
Investments	1,178	528
Deferred policy acquisition costs	1,983	1,948
Other	200	—

Deferred tax liabilities	7,531	5,022

Net deferred tax liability	$(4,100)	$(2,930)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

A valuation allowance has been recorded related to tax benefits associated with state and local and foreign deferred tax assets. Adjustments to the valuation allowance are made to reflect changes in management’s assessment of the amount of the deferred tax asset that is realizable. The valuation allowance includes amounts recorded in connection with deferred tax assets at December 31, as follows

	2011	2010
	(in millions)
Valuation allowance related to state and local deferred tax assets	$—	$—
Valuation allowance related to foreign operations deferred tax assets	$9	$10

The following table sets forth the federal and state operating and capital loss carryforwards for tax purposes, at December 31:

	2011	2010
	(in millions)
Federal net operating and capital loss carryforwards (1)	$8	$11
State net operating and capital loss carryforwards (2)	$5	$5

(1)	Expires between 2020 and 2031.
(2)	Expires between 2029 and 2030.

The Company does not provide U.S. income taxes on unremitted foreign earnings of its non-U.S. operations, other than its Taiwan investment management subsidiary. During 2011, 2010, and 2009 the Company made no changes with respect to its repatriation assumptions.

The following table sets forth the undistributed earnings of foreign subsidiaries, where the Company assumes permanent reinvestment, for which U.S. deferred taxes have not been provided, as of the periods indicated. Determining the tax liability that would arise if these earnings were remitted is not practicable.

	At December 31,
	2011	2010	2009
	(in millions)
Undistributed earnings of foreign subsidiaries (assuming permanent reinvestment)	$40	$205	$187

The Company’s unrecognized tax benefits for the periods indicated are as follows:

	Unrecognized tax benefits prior to 2002	Unrecognized tax benefits 2002 and forward	Total unrecognized tax benefits all years
	(in millions)
Amounts as of December 31, 2009	$—	$119	$119
Increases in unrecognized tax benefits taken in prior period	2	40	42

Amounts as of December 31, 2010	2	159	161
Increases in unrecognized tax benefits taken in prior period	—	53	53
(Decreases) in unrecognized tax benefits taken in prior period	(2)	—	(2)
Settlements with taxing authorities	—	(143)	(143)

Amounts as of December 31, 2011	$—	$69	$69

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2009	$—	$9	$9

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2010	$2	$9	$11

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2011	$—	$9	$9

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The amounts recognized in the consolidated financial statements for tax-related interest and penalties for the years ended December 31, are as follows:

	2011	2010	2009
	(in millions)
Interest and penalties recognized in the consolidated statements of operations	$—	$18	$(138)
Interest and penalties recognized in liabilities in the consolidated statements of financial position	$—	$—	$(18)

The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Federal statute of limitations for the 2002 tax year expired on April 30, 2009. The Federal statute of limitations for the 2003 tax year expired on July 31, 2009. The Federal statute of limitations for the 2004 through 2006 tax years will expire on December 31, 2012. The Federal statute of limitations for the 2007 tax year will expire on December 31, 2013. Tax years 2008 through 2010 are still open for IRS examination.

During 2004 through 2006, the Company entered into a transaction that involved, among other things, the payment of foreign income taxes that were credited against the Company’s U.S. tax liability. On May 23, 2011, the IRS issued notices of proposed adjustments disallowing the foreign tax credits claimed and related transaction expenses. The total amount of the proposed adjustments for the transactions was approximately $100 million of tax and penalties. During the fourth quarter of 2011, the Company reached agreement with the IRS on the resolution of the proposed foreign tax credits disallowance. The impact to the 2011 results attributable to the settlement was an increase to tax expense of approximately $39 million. The settlement of the foreign tax credit transactions for 2004 through 2006 marked the conclusion of the IRS audits for those years. As a result, all unrecognized tax positions plus interest relating to tax years prior to 2007 were recognized in 2011. As such, 2011 results included an additional tax expense of $53 million, including the impact from the foreign tax credit disallowance.

The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2010, current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. On February 13, 2012, the Obama Administration released the “General Explanations of the Administration’s Revenue Proposals.” One proposal would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company’s consolidated net income. These activities had no impact on the Company’s 2009, 2010 or 2011 results.

In December 2006, the IRS completed all fieldwork with respect to its examination of the consolidated federal income tax returns for tax years 2002 and 2003. The final report was initially submitted to the Joint Committee on Taxation for their review in April 2007. The final report was resubmitted in March 2008 and again in April 2008. The Joint Committee returned the report to the IRS for additional review of an industry issue regarding the methodology for calculating the DRD related to variable life insurance and annuity contracts. The IRS completed its review of the issue and proposed an adjustment with respect to the calculation of the DRD. In order to expedite receipt of an income tax refund related to the 2002 and 2003 tax years, the Company agreed to such adjustment. The report, with the adjustment to the DRD, was submitted to the Joint Committee on Taxation in October 2008. The Company was advised on January 2, 2009 that the Joint Committee completed its consideration of the report and took no exception to the conclusions reached by the IRS. Accordingly, the final report was processed and a $157 million refund was received in February 2009. The Company believed that its return position with respect to the calculation of the DRD was technically correct. Therefore, the Company filed protective refund claims on October 1, 2009 to recover the taxes associated with the agreed upon adjustment. The IRS issued an Industry Director Directive (“IDD”) in May 2010 stating that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. The Company’s parent, Prudential Financial, has received a refund of approximately $3 million pursuant to the protective refund claims. These activities had no impact on the Company’s 2009, 2010 or 2011 results.

For tax years 2007 through 2011, the Company is participating in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management’s expectation this program will shorten the time period between the filing of the Company’s federal income tax returns and the IRS’s completion of its examination of the returns.

On March 23, 2010, President Obama signed into law the Patient Protection and Affordable Care Act, which was modified by the Health Care and Education Reconciliation Act of 2010 signed into law on March 30, 2010, (together, the “Healthcare Act”). The federal government provides a subsidy to companies that provide certain retiree prescription drug benefits (the “Medicare Part D subsidy”), including the Company. The Medicare Part D subsidy was previously provided tax-free. However, as currently adopted, the Healthcare Act includes a provision that would reduce the tax deductibility of retiree health care costs to the extent of any Medicare Part D subsidy received. In effect, this provision of the Healthcare Act makes the Medicare Part D subsidy taxable beginning in 2013. Therefore, the Company incurred a charge in 2010 for the reduction of deferred tax assets of $94 million, which reduces net income and is reflected in “Income tax expense (benefit).”

19.	FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement – Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability: (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short term investments, equity securities and derivative contracts that are traded in an active exchange market. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value), short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs. Prices from services are validated through comparison to trade data and internal estimates of current fair value, generally developed using market observable inputs and economic indicators.

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset or liability. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, and embedded derivatives resulting from certain products with guaranteed benefits. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. Under certain conditions, based on its observations of transactions in active markets, the Company may conclude the prices received from independent third party pricing services or brokers are not reasonable or reflective of market activity. In those instances, the Company may choose to over-ride the third-party pricing information or quotes received and apply internally developed values to the related assets or liabilities. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3. As of December 31, 2011 and 2010, these over-rides on a net basis were not material.

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities measured at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2011
	Level 1	Level 2	Level 3	Netting (1)	Total
	(in millions)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$—	$10,233	$66	$—	$10,299
Obligations of U.S. states and their political subdivisions	—	2,411	—	—	2,411
Foreign government bonds	—	2,071	25	—	2,096
Corporate securities	6	81,471	803	—	82,280
Asset-backed securities	—	7,672	1,657	—	9,329
Commercial mortgage-backed securities	—	10,530	12	—	10,542
Residential mortgage-backed securities	—	6,054	16	—	6,070

Subtotal	6	120,442	2,579	—	123,027
Trading account assets supporting insurance liabilities:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	—	67	9	—	76
Obligations of U.S. states and their political subdivisions	—	284	—	—	284
Foreign government bonds	—	106	—	—	106
Corporate securities	—	10,752	109	—	10,861
Asset-backed securities	—	1,010	357	—	1,367
Commercial mortgage-backed securities	—	2,226	21	—	2,247
Residential mortgage-backed securities	—	1,843	2	—	1,845
Equity securities	1	—	11	—	12
All other activity	684	267	—	—	951

Subtotal	685	16,555	509	—	17,749
Other trading account assets:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	—	12	—	—	12
Obligations of U.S. states and their political subdivisions	—	—	—	—	—
Corporate securities	—	164	—	—	164
Asset-backed securities	—	270	2	—	272
Commercial mortgage-backed securities	—	51	—	—	51
Equity securities	5	—	206	—	211
All other activity (2)	—	15,480	87	(11,222)	4,345

Subtotal	5	15,977	295	(11,222)	5,055

Equity securities, available-for-sale	3,108	1,743	66	—	4,917
Commercial mortgage and other loans	—	—	(1)	—	(1)
Other long-term investments	5	28	371	—	404
Short-term investments	4,548	730	—	—	5,278
Cash equivalents	368	3,656	—	—	4,024
Other assets	3	86	—	—	89
Due from parent and affiliates	—	—	2,737	—	2,737

Subtotal excluding separate account assets	8,728	159,217	6,556	(11,222)	163,279
Separate account assets (3)	38,161	117,246	19,333	—	174,740

Total assets	$46,889	$276,463	$25,889	$(11,222)	$338,019

Future policy benefits	—	—	1,091	—	1,091
Other liabilities	—	7,231	3	(7,854)	(620)
Due to parent and affiliates	—	7,598	83	—	7,681

Total liabilities	$—	$14,829	$1,177	$(7,854)	$8,152

	As of December 31, 2010 (3)
	Level 1	Level 2	Level 3	Netting (2)	Total
	(in millions)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$—	$9,842	$—	$—	$9,842
Obligations of U.S. states and their political subdivisions	—	1,777	—	—	1,777
Foreign government bonds	—	2,161	27	—	2,188
Corporate securities	5	73,507	991	—	74,503
Asset-backed securities	—	8,467	1,507	—	9,974
Commercial mortgage-backed securities	—	11,113	—	—	11,113
Residential mortgage-backed securities	—	7,138	23	—	7,161

Subtotal	5	114,005	2,548	—	116,558
Trading account assets supporting insurance liabilities:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	—	178	—	—	178
Obligations of U.S. states and their political subdivisions	—	182	—	—	182
Foreign government bonds	—	101	—	—	101
Corporate securities	—	9,924	82	—	10,006
Asset-backed securities	—	804	226	—	1,030
Commercial mortgage-backed securities	—	2,402	5	—	2,407
Residential mortgage-backed securities	—	1,345	18	—	1,363
Equity securities	2	67	4	—	73
All other activity	606	91	—	—	697

Subtotal	608	15,094	335	—	16,037
Other trading account assets:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	—	84	—	—	84
Obligations of U.S. states and their political subdivisions	118	—	—	—	118
Corporate securities	—	164	—	—	164
Asset-backed securities	—	164	11	—	175
Commercial mortgage-backed securities	—	52	—	—	52
Equity Securities	222	—	4	—	226
All other activity	17	10,116	129	(5,904)	4,358

Subtotal	357	10,580	144	(5,904)	5,177

Equity securities, available for sale	3,440	1,923	69	—	5,432
Commercial mortgage and other loans	—	—	(6)	—	(6)
Other long-term investments	3	10	251	—	264
Short-term investments	2,586	505	—	—	3,091
Cash equivalents	478	1,667	—	—	2,145
Other assets	2,781	—	—	—	2,781
Due from parent and affiliates	—	528	1,919	—	2,447

Subtotal excluding separate account assets	10,258	144,312	5,260	(5,904)	153,926
Separate account assets (1)	41,092	102,341	15,771	—	159,204

Total assets	$51,350	$246,653	$21,031	$(5,904)	$313,130

Future policy benefits	—	—	(348)	—	(348)
Other liabilities	3	6,582	3	(5,712)	876
Due to parent and affiliates	—	2,882	126	—	3,008

Total liabilities	$3	$9,464	$(219)	$(5,712)	$3,536

(1)	“Netting” amounts represent cash collateral and the impact of offsetting unaffiliated asset and liability positions held with the same counterparty. External derivative transactions are classified as receivables or payables within the table on an individual trade basis. Affiliated derivative transactions within each fair value hierarchy level are classified net as receivables or payables based on their net counterparty exposure.
(2)	Primarily represents derivative assets
(3)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.
(4)	Includes reclassifications to conform to current period presentation.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below. Information regarding separate account assets is excluded as the risk associated with these assets is primarily borne by the Company’s customers and policyholders.

Fixed Maturity Securities - The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices from pricing services are sourced from multiple vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company generally receives prices from multiple pricing services for each security, but ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. To validate reasonableness, prices are reviewed by internal asset managers through comparison with directly observed recent market trades and internal estimates of current fair value, developed using market observable inputs and economic indicators. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent in comparison to the presented market observations, the security remains within Level 2.

If the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity, non-binding broker quotes are used, if available. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information from the pricing service or broker with an internally-developed valuation. As of December 31, 2011 and 2010, over-rides on a net basis were not material. Internally-developed valuations or non-binding broker quotes are also used to determine fair value in circumstances where vendor pricing is not available. These estimates may use significant unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. Pricing service over-rides, internally developed valuations and non-binding broker quotes are generally included in Level 3 in the fair value hierarchy.

The fair value of private fixed maturities, which are primarily comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. In certain cases these models primarily use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are not significant to the price of a security, a Level 2 classification is made. Otherwise, a Level 3 classification is used.

Private fixed maturities also include debt investments in funds that, in addition to a stated coupon, pay a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds’ net asset value (“NAV”). Since the NAV at which the funds trade can be observed by redemption and subscription transactions between third parties, the fair values of these investments have been reflected within Level 2 in the fair value hierarchy.

Trading Account Assets – Trading account assets (including trading account assets supporting insurance liabilities) consist primarily of public corporate bonds, treasuries, equity securities and derivatives whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and below under “Equity Securities” and “Derivative Instruments.”

Equity Securities – Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as common stock mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded equity securities the discounted cash flow model may also use unobservable inputs, which reflect the Company’s assumptions about the inputs market participants would use in pricing the asset. Most privately traded equity securities are classified within Level 3. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of preferred equity securities are based on prices obtained from independent pricing services. These prices are then validated for reasonableness against recently traded market prices. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy. Fair values of perpetual preferred stock based on observable market inputs are classified within Level 2. However, when prices from independent pricing services are based on non-binding broker quotes as the directly observable market inputs become unavailable, the fair values of perpetual preferred stock are classified as Level 3.

Other Long-Term Investments – Other long-term investments, other than derivatives, consist of fund investments where the fair value option has been elected. The fair value of these fund investments is primarily determined by the fund managers. Since the valuations may be based on unobservable market inputs and cannot be validated by the Company, these investments have been included within Level 3 in the fair value hierarchy.

Derivative Instruments - Derivatives are recorded at fair value either as assets, within “Other trading account assets,” or “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts are determined based on quoted prices in active exchanges or through the use of valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns, non-performance risk, liquidity and other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The Company’s exchange-traded futures and options include treasury futures, eurodollar futures, commodity futures, eurodollar options and commodity options. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

The majority of the Company’s derivative positions are traded in the over-the-counter (“OTC”) derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The fair values of most OTC derivatives, including interest rate and cross currency swaps, currency forward contracts, commodity swaps, commodity forward contracts, single name credit default swaps, loan commitments held for sale and to-be-announced (or TBA) forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, non-performance risk, volatility and other factors.

OTC derivative contracts are executed under master netting agreements with counterparties with a Credit Support Annex, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties, should either party suffer a credit rating deterioration. The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions. To reflect the market’s perception of its own and the counterparty’s non-performance risk, the Company incorporates additional spreads over London Interbank Offered Rate (“LIBOR”) into the discount rate used in determining the fair value of OTC derivative assets and liabilities. The additional credit spread over LIBOR rates is determined taking into consideration publicly available information relating to the financial strength of the Company. The Company adjusts these credit spreads to remove any illiquidity risk premium, which is subject to a floor based on a percentage of the credit spread. However, the non-performance risk adjustment is applied only to the uncollateralized portion of the OTC derivative assets and liabilities, after consideration of the impacts of two-way collateral posting. Most OTC derivative contract inputs have bid and ask prices that are actively quoted or can be readily obtained from external market data providers. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value.

Derivatives classified as Level 3 include first-to-default credit basket swaps, look-back equity options and other structured products. These derivatives are valued based upon models with some significant unobservable market inputs or inputs from less actively traded markets. The fair values of first-to-default credit basket swaps are derived from relevant observable inputs (e.g., individual credit default spreads, interest rates and recovery rates), and unobservable model-specific input values such as correlation between different credits within the same basket. Look-back equity options and other structured options and derivatives are valued using simulation models such as the Monte Carlo and other techniques. The input values for look-back equity options are derived from observable market indices (e.g., interest rates, dividend yields and equity indices), and unobservable model-specific input values including certain volatility parameters. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to broker-dealer values.

Cash Equivalents and Short-Term Investments – Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Money market instruments are generally valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in the Cash Equivalents and Short-term Investments category are typically not traded in active markets; however, their fair values are based on market observable inputs and, accordingly, these investments have been classified within Level 2 in the fair value hierarchy.

Other Assets and Other Liabilities – Other assets carried at fair value as of December 31, 2010 include U.S. Treasury bills held within the Company’s former global commodities business whose fair values are based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. As a result, they are reported in the Level 1 hierarchy. Other liabilities as of both December 31, 2011 and 2010, respectively, include derivative instruments for which fair values are determined as described above under “Derivative Instruments.”

Due to\from parent and affiliates - Due to\from parent and affiliates consist primarily of notes receivable, derivative activity and receivables associated with the reinsurance of guarantees on variable annuity contracts whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Derivative Instruments” and “Future Policy Benefits” below.

Future Policy Benefits - The liability for future policy benefits includes general account liabilities for guarantees on variable annuity contracts, including guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”), accounted for as embedded derivatives. The fair values of the GMAB, GMWB and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various policyholder behavior assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The Company is also required to incorporate the market-perceived risk of its own non-performance (“NPR”) in the valuation of the embedded derivatives associated with its optional living benefit features. Since insurance liabilities are senior to debt, the Company believes that reflecting the financial strength ratings of the Company’s insurance subsidiaries in the valuation of the liability or contra-liability appropriately takes into consideration its NPR. To reflect NPR, the Company incorporates an additional credit spread over LIBOR rates into the discount rate used in the valuations of the embedded derivatives associated with its optional living benefit features. The additional credit spread over LIBOR rates is determined taking into consideration publicly available information relating to the financial strength of the Company’s insurance subsidiaries, as indicated by the credit spreads associated with funding agreements issued by these subsidiaries. The Company adjusts these credit spreads to remove any illiquidity risk premium, which is subject to a floor based on a percentage of the credit spread. The additional credit spread over LIBOR rates incorporated into the discount rate as of December 31, 2011 generally ranged from 150 to 250 basis points for the portion of the interest rate curve most relevant to these liabilities. This additional spread is applied at an individual contract level and only to those embedded derivatives in a liability position and not to those in a contra-liability position.

Other significant inputs to the valuation models for the embedded derivatives associated with the optional living benefit features of the Company’s variable annuity products include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions. Since many of the assumptions utilized in the valuation of the embedded derivatives associated with the Company’s optional living benefit features are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Transfers between Levels 1 and 2 – Periodically there are transfers between Level 1 and Level 2 for foreign common stocks held in the Company’s Separate Account. In certain periods, an adjustment may be made for the fair value of these assets beyond the quoted market price to reflect events that occurred between the close of foreign trading markets and the close of U.S. trading markets for that day. If an adjustment is made in the reporting period, these Separate Accounts are classified as Level 2.

When an adjustment is not made, they are classified as Level 1. This type of adjustment was not made at December 31, 2011 or at December 31, 2010. This adjustments was made at December 31, 2009, as a result, for the year ended December 31, 2010, $3.4 billion of transfers from Level 2 to Level 1 occurred for these Separate Account assets on a net basis.

Changes in Level 3 assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2011, as well as the portion of gains or losses included in income for the year ended December 31, 2011 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2011.

	Year Ended December 31, 2011
	Fixed Maturities Available- For-Sale - U.S. Government Authorities	Fixed Maturities Available- For-Sale - Foreign Government Bonds	Fixed Maturities Available- For-Sale - Corporate Securities	Fixed Maturities Available- For-Sale - Asset- Backed Securities	Fixed Maturities Available- For-Sale - Commercial Mortgage- Backed Securities	Fixed Maturities Available- For-Sale - Residential Mortgage- Backed Securities
	(in millions)
Fair Value, beginning of period	$—	$27	$991	$1,507	$—	$23
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	—	(24)	20	—	—
Included in other comprehensive income (loss)	—	1	(56)	(9)	—	(1)
Net investment income	—	—	5	27	—	—
Purchases	66	1	526	1,418	5	1
Sales	—	(1)	(104)	(502)	—	(1)
Issuances	—	—	9	—	—	—
Settlements	—	—	(342)	(206)	—	(5)
Other(1)	—	—	(3)	1	—	(1)
Transfers into Level 3(2)	—	—	281	13	12	—
Transfers out of Level 3(2)	—	(3)	(480)	(612)	(5)	—

Fair Value, end of period	$66	$25	$803	$1,657	$12	$16

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$—	$—	$(38)	$(1)	$—	$—
Included in other comprehensive income (loss)	$—	$2	$6	$(5)	$—	$(1)

	Year Ended December 31, 2011
	Trading Account Asset Supporting Insurance Liabilities- U.S. Government Authorities	Trading Account Asset Supporting Insurance Liabilities- Corporate Securities	Trading Account Asset Supporting Insurance Liabilities- Asset- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Commercial Mortgage- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Residential Mortgage- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Equity Securities
	(in millions)
Fair Value, beginning of period	$—	$82	$226	$5	$18	$4
Total gains or (losses) (realized/unrealized):
Included in earnings:
Other income	—	6	—	—	—	(6)
Net investment income	—	—	3	—	—	—
Purchases	9	72	305	10	—	5
Sales	—	(12)	(23)	—	—	(44)
Issuances	—	1	—	—	—	—
Settlements	—	(39)	(97)	(3)	(1)	(15)
Other(1)	—	—	15	—	(15)	—
Transfers into Level 3(2)	—	43	—	19	—	67
Transfers out of Level 3(2)	—	(44)	(72)	(10)	—	—

Fair Value, end of period	$9	$109	357	21	2	11

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Other income	$—	$4	(1)	—	—	(8)

	Year Ended December 31, 2011
	Other Trading Account Assets- Asset- Backed Securities	Other Trading Account Assets- Equity Securities	Other Trading Account Assets- All Other Activity	Equity Securities, Available- For-Sale
	(in millions)
Fair Value, beginning of period	$11	$4	$129	$69
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	—	(14)	(15)
Other income	(2)	(22)	2	—
Included in other comprehensive income (loss)	—	—	—	20
Net investment income	—	—	—	—
Purchases	—	32	—	49
Sales	—	(33)	—	(47)
Issuances	—	—	—	—
Settlements	—	(15)	(35)	(8)
Other(1)	—	240	—	(240)
Transfers into Level 3(2)	—	—	5	240
Transfers out of Level 3(2)	(7)	—	—	(2)

Fair Value, end of period	$2	$206	$87	$66

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$—	$—	$(14)	$(22)
Other income	$(2)	$(28)	$2	$—
Included in other comprehensive income (loss)	$—	$—	$—	$31

	Year Ended December 31, 2011
	Commercial Mortgage and Other Loans	Other Long- term Investments	Due from parent and affiliates	Separate Account Assets(4)
	(in millions)
Fair Value, beginning of period	$(6)	$251	$1,919	$15,771
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	5	6	959	—
Other income	—	(5)	—	—
Interest credited to policyholders’ account balances	—	—	—	2,850
Included in other comprehensive income (loss)	—	—	(54)	—
Net investment income	—	—	46	20
Purchases	—	145	691	3,097
Sales	—	—	—	(1,454)
Issuances	—	—	—	3
Settlements	—	(26)	(501)	(1,156)
Other(1)	—	—	(365)	—
Transfers into Level 3(2)	—	—	42	864
Transfers out of Level 3(2)	—	—	—	(662)

Fair Value, end of period	$(1)	$371	$2,737	$19,333

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$5	$2	$999	$—
Other income	$—	$(5)	$—	$—
Interest credited to policyholders’ account balances	$—	$—	$—	$1,825
Included in other comprehensive income (loss)	$—	$—	$(54)	$—

	Year Ended December 31, 2011
	Future Policy Benefits	Other Liabilities	Due to parent and affiliates
	(in millions)
Fair Value, beginning of period	$348	$(3)	$(126)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(1,154)	(17)	36
Other income	—	—	(2)
Net investment income	—	—	—
Purchases	(284)	—	—
Sales	—	—	—
Issuances	—	—	—
Settlements	(1)	17	14
Transfers into Level 3(2)	—	—	(5)
Transfers out of Level 3(2)	—	—	—

Fair Value, end of period	$(1,091)	$(3)	$(83)

Unrealized gains (losses) for the period relating to those Level 3 assets and liabilities that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$(1,160)	$(17)	$36
Other income	$—	$—	$(2)

(1)	Other includes reclassifications of certain assets between reporting categories.
(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

Transfers – As a part of an ongoing monitoring assessment of pricing inputs to ensure appropriateness of the level classification in the fair value hierarchy the Company may reassign level classification from time to time. As a result of such a review, in the first quarter of 2011, it was determined that the pricing inputs for perpetual preferred stocks provided by third party pricing services were primarily based on non-binding broker quotes which could not always be verified against directly observable market information. Consequently, perpetual preferred stocks were transferred into Level 3 within the fair value hierarchy. This represents the majority of the transfers into Level 3 for Equity Securities Available-for-Sale, Trading Account Assets Supporting Insurance Liabilities – Equity Securities and Other Trading Account Assets – Equity Securities. Other transfers into Level 3 were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) was utilized. Transfers out of Level 3 were primarily due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2010, as well as the portion of gains or losses included in income for the year ended December 31, 2010 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2010.

	Year Ended December 31, 2010
	Fixed Maturities Available-For- Sale - Foreign Government Bonds	Fixed Maturities Available-For- Sale - Corporate Securities	Fixed Maturities Available-For- Sale - Asset- Backed Securities	Fixed Maturities Available-For- Sale - Commercial Mortgage- Backed Securities	Fixed Maturities Available-For- Sale - Residential Mortgage- Backed Securities
	(in millions)
Fair Value, beginning of period	$42	$752	$6,085	$—	$83
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	(28)	(47)	—	—
Included in other comprehensive income (loss)	—	94	109	1	—
Net investment income	—	8	(19)	—	1
Purchases, sales, issuances and settlements	—	(183)	339	19	(6)
Other(1)	—	10	—	48	(48)
Transfers into Level 3(2)	—	455	129	8	2
Transfers out of Level 3(2)	(15)	(117)	(5,089)	(76)	(9)

Fair Value, end of period	$27	$991	$1,507	$—	$23

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$—	$(30)	$(66)	$—	$—
Included in other comprehensive income (loss)	$—	$101	$98	$1	$—

	Year Ended December 31, 2010
	Trading Account Asset Supporting Insurance Liabilities- Corporate Securities	Trading Account Asset Supporting Insurance Liabilities- Asset- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Commercial Mortgage- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Residential Mortgage- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Equity Securities
	(in millions)
Fair Value, beginning of period	$83	$281	$5	$20	$3
Total gains or (losses) (realized/unrealized):
Included in earnings:
Other income	(1)	1	3	1	2
Net investment income	1	1	—	—	—
Purchases, sales, issuances and settlements	(36)	185	(2)	(3)	(1)
Transfers into Level 3(2)	72	9	31	—	—
Transfers out of Level 3(2)	(37)	(251)	(32)	—	—

Fair Value, end of period	$82	$226	$5	$18	$4

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Other income	$(3)	$1	$5	$1	$2

	Year Ended December 31, 2010
	Other Trading Account Assets- Asset- Backed Securities	Other Trading Account Assets- Equity Securities	Other Trading Account Assets- All Other Activity	Equity Securities, Available-For- Sale
	(in millions)
Fair Value, beginning of period	$42	$2	$290	$124
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	—	(66)	51
Other income	3	2	3	—
Included in other comprehensive income (loss)	—	—	—	(39)
Net investment income	—	—	—	—
Purchases, sales, issuances and settlements	(49)	—	(98)	(69)
Transfers into Level 3(2)	15	—	—	3
Transfers out of Level 3(2)	—	—	—	(1)

Fair Value, end of period	$11	$4	$129	$69

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$—	$—	$(65)	$(2)
Other income	$2	$1	$3	$—
Included in other comprehensive income (loss)	$—	$—	$—	$5

	Year Ended December 31, 2010
	Commercial Mortgage and Other Loans	Other Long-term Investments	Due from parent and affiliates	Separate Account Assets(4)
	(in millions)
Fair Value, beginning of period	$(10)	$—	$3,372	$13,047
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	4	(9)	(477)	—
Other income	—	18	—	—
Interest credited to policyholders’ account balances	—	—	—	2,125
Included in other comprehensive income (loss)	—	—	37	—
Net investment income	—	—	45	—
Purchases, sales, issuances and settlements	—	242	(1,468)	839
Transfers into Level 3(2)	—	—	410	171
Transfers out of Level 3(2)	—	—	—	(411)

Fair Value, end of period	$(6)	$251	$1,919	$15,771

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$4	$(9)	$(476)	$—
Other income	$—	$18	$—	$—
Interest credited to policyholders’ account balances	$—	$—	$—	$1,077
Included in other comprehensive income (loss)	$—	$—	$48	$—

	Year Ended December 31, 2010
	Future Policy Benefits	Other Liabilities	Due to parent and affiliates
	(in millions)
Fair Value, beginning of period	$(58)	$(10)	$(288)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	520	4	68
Other income	—	—	(3)
Net investment income	—	—	—
Purchases, sales, issuances and settlements	(114)	3	97
Transfers into Level 3(2)	—	—	—
Transfers out of Level 3(2)	—	—	—

Fair Value, end of period	$348	$(3)	$(126)

Unrealized gains (losses) for the period relating to those Level 3 assets and liabilities that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$474	$4	$68
Other income	$—	$—	$(3)

(1)	Other represents reclassifications of certain assets between reporting categories.
(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position. Includes reclassifications to conform to current period presentation.

Transfers – Transfers out of Level 3 for Fixed Maturities Available for Sale – Asset-Backed Securities and Trading Account Assets Supporting Insurance Liabilities – Asset-Backed Securities include $4,880 million and $222 million, respectively, for the year ended December 31, 2010 resulting from the Company’s conclusion that the market for asset-backed securities collateralized by sub-prime mortgages had been becoming increasingly active, as evidenced by orderly transactions. The pricing received from independent pricing services could be validated by the Company. Other transfers out of Level 3 were typically due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate. Transfers into Level 3 were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) was utilized.

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2009, as well as the portion of gains or losses included in income for the year ended December 31, 2009 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2009.

	Year Ended December 31, 2009
	Fixed Maturities Available-For- Sale - Foreign Government Bonds	Fixed Maturities Available-For- Sale - Corporate Securities	Fixed Maturities Available-For- Sale - Asset- Backed Securities	Fixed Maturities Available-For- Sale - Residential Mortgage- Backed Securities	Trading Account Assets Supporting Insurance Liabilities- Foreign Government Bonds
	(in millions)
Fair Value, beginning of period	$27	$833	$855	$208	$—
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	(96)	(661)	—	—
Included in other comprehensive income (loss)	5	112	2,257	(1)	—
Net investment income	—	11	57	1	—
Purchases, sales, issuances, settlements	123	(579)	(1,582)	18	12
Transfers into Level 3(2)	10	872	5,228	—	—
Transfers out of Level 3(2)	(123)	(401)	(69)	(143)	(12)

Fair Value, end of period	$42	$752	$6,085	$83	$—

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$—	$(100)	$(658)	$—	$—
Included in other comprehensive income (loss)	$5	$103	$2,202	$(1)	$—

	Year Ended December 31, 2009
	Trading Account Assets Supporting Insurance Liabilities- Corporate Securities	Trading Account Assets Supporting Insurance Liabilities- Asset-Backed Securities	Trading Account Assets Supporting Insurance Liabilities- Commercial Mortgage- Backed Securities	Trading Account Assets Supporting Insurance Liabilities- Residential Mortgage- Backed Securities	Trading Account Assets Supporting Insurance Liabilities- Equity Securities
	(in millions)
Fair Value, beginning of period	$75	$35	$6	$28	$1
Total gains (losses) (realized/unrealized):
Included in earnings:
Other income	20	59	(1)	3	2
Net investment income	2	—	—	—	—
Purchases, sales, issuances, settlements	(72)	(66)	—	(4)	—
Transfers into Level 3(2)	229	266	—	—	—
Transfers out of Level 3(2)	(171)	(13)	—	(7)	—

Fair Value, end of period	$83	$281	$5	$20	$3

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Other income	$16	$47	$(1)	$3	$2

	Year Ended December 31, 2009
	Other Trading Account Assets- Corporate Securities	Other Trading Account Assets- Asset- Backed Securities	Other Trading Account Assets- Equity Securities	Other Trading Account Assets- All Other Activity	Equity Securities, Available-For- Sale
	(in millions)
Fair Value, beginning of period	$38	$—	$7	$1,306	$73
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	—	—	(320)	(10)
Other income	—	3	3	24	—
Included in other comprehensive income (loss)	—	—	—	—	51
Net investment income	—	—	—	—	—
Purchases, sales, issuances, settlements	(2)	3	(7)	(720)	13
Other(1)	(36)	36	—	—	—
Transfers into Level 3(2)	—	—	—	—	12
Transfers out of Level 3(2)	—	—	(1)	—	(15)

Fair Value, end of period	$—	$42	$2	$290	$124

	00000000	00000000	00000000	00000000	00000000
Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$—	$—	$—	$(320)	$(21)
Other income	$2	$1	$3	$—	$—
Included in other comprehensive income (loss)	$—	$—	$—	$—	$51

	Year Ended December 31, 2009
	Commercial Mortgage and Other Loans	Due from parent and affiliates	Separate Account Assets(4)
	(in millions)
Fair Value, beginning of period	$—	$833	$19,780
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(10)	(872)	—
Interest credited to policyholders’ account balances	—	—	(7,365)
Included in other comprehensive income (loss)	—	58	—
Net investment income	—	—	—
Purchases, sales, issuances, settlements	—	1,669	420
Transfers into Level 3(2)	—	1,684	559
Transfers out of Level 3(2)	—	—	(347)

Fair Value, end of period	$(10)	$3,372	$13,047

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$(10)	$(846)	$—
Interest credited to policyholders’ account balances	$—	$—	$(7,579)

	Year Ended December 31, 2009
	Future Policy Benefits	Other Liabilities	Due to parent and affiliates
	(in millions)
Fair Value, beginning of period	$(1,172)	$(139)	$(1,260)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	1,159	82	272
Other income	—	—	9
Net investment income	—	—	—
Purchases, sales, issuances, settlements	(45)	49	691
Transfers into Level 3(2)	—	(2)	—
Transfers out of Level 3(2)	—	—	—

Fair Value, end of period	$(58)	$(10)	$(288)

Unrealized gains (losses) for the period relating to those Level 3 assets and liabilities that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$1,079	$82	$272

(1)	Other represents reclassification of certain assets between reporting changes.
(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position. Includes reclassifications to conform to current period presentation.

Transfers – Transfers into Level 3 for Fixed Maturities Available for Sale - Asset-Backed Securities and Trading Account Assets Supporting Insurance Liabilities – Asset-Backed Securities include $4,583 million and $188 million, respectively, resulting from the Company’s conclusion that the market for asset-backed securities collateralized by sub-prime mortgages was an inactive market. Other transfers into Level 3 were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) or models with observable inputs were utilized. Transfers out of Level 3 were typically due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

Derivative Fair Value Information

The following tables present the balance of derivative assets and liabilities measured at fair value on a recurring basis, as of the date indicated, by primary underlying. These tables exclude embedded derivatives which are recorded with the associated host contract. These derivative assets and liabilities are included in “Other trading account assets,” “Other long-term investments” or “Other liabilities” in the tables presented above.

	As of December 31, 2011
	Level 1	Level 2	Level 3	Netting (1)		Total
	(in millions)
Derivative assets:
Interest Rate	$10	$16,520	$8	$		$16,538
Currency	—	684	—			684
Credit	—	64	1			65
Currency/Interest Rate	—	562	—			562
Equity	—	543	83			626
Netting (1)					(13,659)	(13,659)

Total derivative assets	$10	$18,373	$92		$(13,659)	$4,816

Derivative liabilities:
Interest Rate	$9	$15,205	$6	$		$15,220
Currency	—	667	—			667
Credit	—	88	—			88
Currency/Interest Rate	—	826	—			826
Equity	—	492	83			575
Netting (1)					(10,309)	(10,309)

Total derivative liabilities	$9	$17,278	$89		$(10,309)	$7,067

	As of December 31, 2010
	Level 1	Level 2	Level 3	Netting (1)		Total
	(in millions)
Derivative assets:
Interest Rate	$17	$6,536	$3	$		$6,556
Currency	7	1,743	—			1,750
Credit	—	107	—			107
Currency/Interest Rate	—	2,284	—			2,284
Equity	—	549	126			675
Commodity	144	235	—			379
Netting (1)					(7,416)	(7,416)

Total derivative assets	$168	$11,454	$129		$(7,416)	$4,335

Derivative liabilities:
Interest Rate	$18	$6,206	$12	$		$6,236
Currency	—	1,678	—			1,678
Credit	—	108	—			108
Currency/Interest Rate	—	2,402	—			2,402
Equity	—	513	126			639
Commodity	—	314	—			314
Netting (1)					(7,325)	(7,325)

Total derivative liabilities	$18	$11,221	$138		$(7,325)	$4,052

(1)	“Netting” amounts represent cash collateral and the impact of offsetting asset and liability positions held with the same counterparty.

Changes in Level 3 derivative assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 derivative assets and liabilities for the years ended December 31, 2011 and 2010, as well as the portion of gains or losses included in income for the years ended December 31, 2011 and 2010, attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2011.

	Year Ended December 31, 2011
	Derivative Assets - Equity	Derivative Liability - Equity	Derivative Asset - Credit	Derivative Liabilities - Credit	Derivative Asset - Interest Rate	Derivative Liabilities - Interest Rate
	(in millions)
Fair Value, beginning of period	$126	$(126)	$—	$—	$3	$(12)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(29)	29	1	—	5	6
Asset management fees and other income	—	—	—	—	—	—
Settlements	(14)	14	—	—	—	—
Transfers into Level 3(1)	—	—	—	—	—	—
Transfers out of Level 3(1)	—	—	—	—	—	—

Fair Value, end of period	$83	$(83)	$1	$—	$8	$(6)

	00000000	00000000	00000000	00000000	00000000	00000000
Unrealized gains (losses) for the period relating to those level 3 assets that were still held at the end of the period:
Included in earnings:
Realized investment gains (losses), net	$(29)	$29	$1	$(1)	$5	$6
Asset management fees and other income	$—	$—	$—	$—	$—	$—

	Year Ended December 31, 2010
	Derivative Assets - Equity	Derivative Liability - Equity	Derivative Asset - Credit	Derivative Liabilities - Credit	Derivative Asset - Interest Rate	Derivative Liabilities - Interest Rate
	(in millions)
Fair Value, beginning of period	$297	$(297)	$5	$(5)	$—	$(4)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(110)	110	(5)	5	3	(12)
Asset management fees and other income	—	—	—	—	—	4
Purchases, sales, issuances and settlements	(61)	61	—	—	—	—
Foreign currency translation	—		—	—	—	—
Other(1)	—		—	—	—	—
Transfers into Level 3(1)	—		—	—	—	—
Transfers out of Level 3(1)	—		—	—	—	—

Fair Value, end of period	$126	$(126)	$—	$—	$3	$(12)

Unrealized gains (losses) for the period relating to those level 3 assets that were still held at the end of the period:
Included in earnings:
Realized investment gains (losses), net	$(104)	$104	$(5)	$5	$3	$(12)
Asset management fees and other income	$(6)	$6	$—	$—	$—	$—

Nonrecurring Fair Value Measurements - Certain assets and liabilities are measured at fair value on a nonrecurring basis. Nonrecurring fair value adjustments resulted in $5 million of gains being recorded for the year ended December 31, 2011 on certain commercial mortgage loans. The carrying value of these loans as of December 31, 2011 was $49 million. Losses on similar commercial mortgage loans of $5 million and $109 million were recorded for the years ended December 31, 2010 and 2009. These adjustments were based on either discounted cash flows utilizing market rates or the fair value of the underlying real estate collateral and were classified as Level 3 in the hierarchy.

Impairments of $7 million, $6 million and $51 million were recorded for the years ended December 31, 2011, 2010 and 2009, respectively, on certain cost method investments. The carrying value as of December 31, 2011 of these investments was $37 million. In addition, for certain equity method investments no impairments were recorded for the year ended December 31, 2011 and impairments of $2 million and $11 million were recorded for the years ended December 31, 2010 and 2009, respectively. These fair value adjustments were based on inputs classified as Level 3 in the valuation hierarchy. The inputs utilized were primarily discounted estimated future cash flows and, where appropriate, valuations provided by the general partners taken into consideration with deal and management fee expenses.

Fair Value Option - The following table presents information regarding changes in fair values recorded in earnings for other long-term investments where the fair value option has been elected.

	2011	2010	2009
	(in millions)
Assets:
Other long-term investments:
Changes in fair value	(5)	18	—

Changes in fair value are reflected in “Other income.” The fair value of other long-term investments was $366 million and $258 million as of December 31, 2011 and 2010, respectively.

Fair Value of Financial Instruments

The Company is required by U.S. GAAP to disclose the fair value of certain financial instruments including those that are not carried at fair value. For the following financial instruments the carrying amount equals or approximates fair value: fixed maturities classified as available for sale, trading account assets supporting insurance liabilities, other trading account assets, equity securities, securities purchased under agreements to resell, certain long-term investments, short-term investments, cash and cash equivalents, accrued investment income, certain amounts due to and from parent and affiliates, separate account assets, investment contracts included in separate account liabilities, securities sold under agreements to repurchase, and cash collateral for loaned securities, as well as certain items recorded within other assets and other liabilities such as broker-dealer related receivables and payables. See Note 21 for a discussion of derivative instruments.

The following table discloses the Company’s financial instruments where the carrying amounts and fair values may differ:

	December 31, 2011		December 31, 2010
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(in millions)
Assets:
Commercial mortgage and other loans	$28,787	$30,973	$26,647	$27,773
Policy loans	8,077	10,987	8,036	9,831
Other affiliated notes receivable	2,880	2,985	971	993
Liabilities:
Policyholders’ account balances - investment contracts	$60,882	$62,748	$59,179	$60,451
Short-term and long-term debt	11,356	11,727	9,942	10,328

The fair values presented above for those financial instruments where the carrying amounts and fair values differ have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans

The fair value of commercial mortgage loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or Foreign Government Bond rate (for non-U.S. dollar-denominated loans) adjusted for appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spread and a significant component of the pricing input, are based upon an internally-developed methodology. The internally derived credit spreads take into account public corporate bond spreads of similar quality and maturity, public commercial mortgage-backed securities spreads, third-party mortgage loan survey spreads and other relevant market information such as pricing indications from market participants on new originations, and where applicable adjustments for property types and locations.

The fair value of certain commercial mortgage loans, for which a discounted cash flow model is not appropriate, is based on internally-developed values that incorporate various factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates, and credit risk.

The fair value of the other loans, which include collateralized and uncollateralized loans, is primarily based upon the present value of the expected future cash flows discounted at the appropriate US. Treasury or Foreign Government Bond rate (for non-U.S. dollar-denominated loans) or other observable inputs, such as local market swap rates and credit default swap spreads, adjusted for an appropriate credit spread and liquidity premium. The credit spread and liquidity premium are a significant component of the pricing inputs, and are based upon an internally-developed methodology, which takes into account, among other factors, the credit quality of the loans, the property type of the collateral, the weighted average coupon, and the weighted average life of the loans.

Policy Loans

The fair value of U.S. insurance policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns. For group corporate- bank- and trust-owned life insurance contracts and group universal life contracts, the fair value of the policy loans is the amount due, excluding interest, as of the reporting date.

Other Affiliated Notes Receivable

The fair value of affiliated notes receivable is determined using a discounted cash flow model, which utilizes a discount rate based upon market indications from broker-dealers, as well as internal assumptions and takes into account, among other factors, the credit quality of the issuer and the reduced liquidity associated with private placements, where appropriate. Affiliated notes receivable are reflected within “Due from parent and affiliates.”

Policyholders’ Account Balances - Investment Contracts

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, single premium endowments, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflects the Company’s own non-performance risk. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products the fair value is the market value of the assets supporting the liabilities.

Short-term and Long-term Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company’s own non-performance risk. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

20.	RELATED PARTY

Service Agreements – Services Provided

The Company has service agreements with Prudential Financial and certain of its subsidiaries. These companies, along with their subsidiaries, include PRUCO, LLC, Prudential Asset Management Holding Company, LLC, Prudential International Insurance Holdings, Ltd., Prudential International Insurance Service Company, LLC, Prudential IBH Holdco, Inc., Prudential International Investments Corporation, Prudential International Investments, LLC, Prudential Annuities Holding Company, Inc. and Prudential Japan Holdings, LLC. Under these agreements, the Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $585 million, $519 million and $499 million for the years ended December 31, 2011, 2010 and 2009, respectively, and are recorded as a reduction to the Company’s “General and administrative expenses.”

The Company also engages in other transactions with affiliates in the normal course of business. Affiliated revenues in “Other income” was $1 million for each of the years ended December 31, 2011, 2010 and 2009, related primarily to royalties and compensation for the sale of affiliates’ products through the Company’s distribution network.

“Due from parent and affiliates” includes $154 million at December 31, 2011 and 2010, due primarily to these agreements.

Service Agreements – Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company primarily receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and subsidiaries and consulting services from Pramerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $281 million, $262 million and $248 million as contra-revenue in “Net investment income” and $117 million, $110 million and $155 million in “General and administrative expenses” for the years ended December 31, 2011, 2010 and 2009, respectively. “Due to parent and affiliates” includes $42 million and $29 million at December 31, 2011 and 2010, respectively, due primarily to these agreements.

Notes Receivable and Other Lending Activities

Affiliated notes receivable included in “Due from parent and affiliates” at December 31, are as follows:

	Maturity Dates	Rate	2011	2010
			(in millions)
U.S. Dollar floating rate notes(1)	2011 - 2026	0.50% - 2.54%	$139	$264
U.S. Dollar fixed rate notes(2)	2012 - 2041	1.00% - 11.03%	3,386	1,794
Japanese Yen fixed rate notes	2014 - 2019	1.73% - 3.40%	292	290

Total long-term notes receivable - affiliated(3)			3,817	2,348
Short-term notes receivable - affiliated(4)			914	1,077

Total notes receivable - affiliated			$4,731	$3,425

(1)	Includes current portion of the long-term notes receivable of $5 million at December 31, 2010.
(2)	Includes current portion of the long-term notes receivable of $436 million at December 31, 2011.
(3)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
(4)	Short-term notes receivable have variable rates, which averaged 1.57% at December 31, 2011 and 1.36% at December 31, 2010. Short-term notes receivable are payable on demand.

The affiliated notes receivable included above that are classified as loans, and carried at unpaid principal balance, net of any allowance for losses. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Financial for loans due from affiliates.

Accrued interest receivable related to these loans was $44 million and $21 million at December 31, 2011 and 2010, respectively, and is included in “Due from parent and affiliates.” Revenues related to these loans were $147 million, $258 million and $207 million for the years ended December 31, 2011, 2010, and 2009, respectively and are included in “Other income.”

The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates. “Cash and cash equivalents” included $205 million and $181 million, associated with these transactions at December 31, 2011 and 2010, respectively. Revenues related to this lending activity were $0 million, $1 million and $0 million for the years ended December 31, 2011, 2010, and 2009, respectively, and are included in “Net investment income.”

Sales and Dividends of Fixed Maturities and Commercial Mortgage Loans between Related Parties

In March 2011, the Company purchased commercial mortgage loans from an affiliate for a total of $9 million, the fair value on the date of the transfer plus accrued interest. The company recorded the assets at the affiliate’s carrying amount. Commercial mortgage loans are categorized in the Company’s consolidated statement of financial position as commercial mortgage and other loans.

In May 2011, the Company sold commercial mortgage loans to an affiliate for a total of $80 million, the fair value on the date of the transfer plus accrued interest. The Company recognized a gain on the sale of $4 million.

In May 2011, the Company paid a dividend of $139 million to its parent company. The dividend consisted of $38 million of cash and $97 million of fixed maturity investments, the book value on the date of transfer plus accrued interest. $6 million of the fixed maturities were classified as trading account assets. The parent recorded the investments at the historic amortized cost of the Company. Fixed maturity investments are categorized in the Company’s consolidated statement of financial position as available-for-sale debt securities, and are therefore carried at fair value, with the difference amortized cost and fair value reflected in accumulated other comprehensive income. Trading accounts assets are carried at fair value in the Company’s consolidated statement of financial position.

In May 2011, the Company sold fixed maturity investments to an affiliate for a total of $137 million, the fair value on the date of transfer plus accrued interest. The affiliate recorded the investments at the fair value of the investments at the date of sale. The difference of $14 million between the historic amortized cost and the fair value, net of taxes, was recorded by the Company as a gain on the investments.

In December 2011, the Company sold fixed maturity investments to an affiliate for a total of $135 million, the fair value on the date of transfer plus accrued interest. The affiliate recorded the investments at the historic amortized cost of the Company.

During 2010, the Company purchased fixed maturity investments, classified as available for sale, from affiliates for a total of $1,136 million, the fair value on the date of the transfer plus accrued interest. The difference of $96 million between the amortized cost and the fair value of the securities was recorded by the Company as a reduction to additional paid-in capital.

In March 2010, the Company purchased fixed maturities classified as trading account assets from an affiliate for a total of $175 million, the fair value on the date of the transfer plus accrued interest. The Company recorded the assets at fair at the time of the purchase. Trading account assets are carried at fair value in the Company’s consolidated statement of financial position.

In June 2010, the Company purchased fixed maturity investments from its separate account for a total of $118 million, the fair value on the date of the transfer plus accrued interest. The Company recorded the investments at fair value at the time of the purchase.

Derivatives

Prudential Global Funding, Inc., an indirect, wholly owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in “Other trading account assets” were $1,934 million and $2,217 million at December 31, 2011 and 2010, respectively. Affiliated derivative liabilities included in “Due to parent and affiliates” were $6,121 million and $3,006 million at December 31, 2011 and 2010, respectively.

Retail Medium Term Notes Program

The Company has sold funding agreements (“agreements”) to Prudential Financial as part of a retail note issuance program to financial wholesalers. As discussed in Note 10, “Policyholders’ account balances” include $529 million and $1,005 million related to these agreements at December 31, 2011 and 2010, respectively. In addition, “Deferred policy acquisition costs” includes affiliated amounts of $4 million and $11 million related to these agreements at December 31, 2011 and 2010, respectively. The affiliated interest credited on these agreements is included in “Interest credited to policyholders’ account balances” and was $34 million, $70 million and $121 million for the years ended December 31, 2011, 2010, and 2009, respectively.

Joint Ventures

The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. “Other long term investments” includes $89 million and $93 million at December 31, 2011 and 2010, respectively. “Net investment income” includes gains of $4 million, $18 million and $22 million for the years ended December 31, 2011, 2010 and 2009, respectively, related to these ventures.

Reinsurance

As discussed in Notes 11 and 13, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

Short-term and Long-term Debt

As discussed in Note 14, the Company participates in debt transactions with certain subsidiaries of Prudential Financial.

21.	DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies used in a non- dealer or broker capacity

Interest Rate Contracts

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures and options are used by the Company to reduce risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commission’s merchants who are members of a trading exchange.

Equity Contracts

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range. These hedges do not qualify for hedge accounting.

Foreign Exchange Contracts

Currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. The Company also uses currency forwards to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.

Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the impact of changes in currency exchange rates on U.S. dollar equivalent earnings generated by certain of its non-U.S. businesses, primarily its international insurance and investments operations. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated. These earnings hedges do not qualify for hedge accounting.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit Contracts

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company sells credit protection on an identified name, or a basket of names in a first to default structure, and in return receives a quarterly premium. With single name credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates, at the time the agreement is executed. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. See credit derivatives written section for discussion of guarantees related to credit derivatives written. In addition to selling credit protection the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

Other Contracts

TBA’s. The Company uses “to be announced” (“TBA”) forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company to achieve better diversification and to enhance the return on its investment portfolio. TBAs can provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to repurchase them at a future date. These transactions do not qualify as secured borrowings and are accounted for as derivatives.

Embedded Derivatives. The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models. The Company maintains a portfolio of derivative instruments that is intended to economically hedge the risks related to the above products’ features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swap options, caps, floors, and other instruments. In addition, some variable annuity products feature an automatic rebalancing element to minimize risks inherent in the Company’s guarantees which reduces the need for hedges.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available-for-sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

Synthetic Guarantees. The Company sells fee-based synthetic guaranteed investment contracts which include investment-only, stable value contracts, to qualified pension plans. The assets are owned by the trustees of such plans, who invest the assets under the terms of investment guidelines agreed to with the Company. The contracts contain a guarantee of a minimum rate of return on participant balances supported by the underlying assets, and a guarantee of liquidity to meet certain participant-initiated plan cash flow requirements. These contracts are accounted for as derivatives, recorded at fair value and classified as interest rate derivatives.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts used in a non-dealer or broker capacity, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings. The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements and cash collateral held with the same counterparty. This netting impact results in total derivative assets of $4,816 million and $4,335 million as of December 31, 2011 and December 31, 2010, respectively, and total derivative liabilities of $7,067 million and $4,052 million as of December 31, 2011 and December 31, 2010, respectively, reflected in the Consolidated Statement of Financial Position.

	December 31, 2011			December 31, 2010
Primary Underlying/ Instrument Type	Notional Amount	Fair Value		Notional Amount	Fair Value
		Assets	Liabilities		Assets	Liabilities
	(in millions)
Qualifying Hedges:
Interest Rate
Interest Rate Swaps	$4,343	$54	$(395)	$5,560	$93	$(359)
Currency/Interest Rate
Foreign Currency Swaps	3,520	154	(156)	2,245	37	(211)

Total Qualifying Hedges	$7,863	$208	$(551)	$7,805	$130	$(570)

Non-Qualifying Hedges:
Interest Rate
Interest Rate Swaps	$48,530	$3,816	$(2,491)	$47,455	$2,192	$(1,477)
Interest Rate Futures	6,191	10	(9)	6,834	17	(18)
Interest Rate Options	377	13	—	386	15	—
Interest Rate Forwards	2,139	6	—	159	—	—
Synthetic GIC’s	46,844	4	—	24,019	2	(1)
Foreign Currency
Foreign Currency Forwards	2,768	32	(11)	2,998	13	(40)
Currency/Interest Rate
Foreign Currency Swaps	2,589	220	(93)	2,262	190	(146)
Credit
Credit Default Swaps	1,454	23	(45)	1,149	72	(72)
Equity
Equity Options	8,283	115	(48)	2,940	50	(5)
Total Return Swaps	372	—	(14)	176	—	(10)

Total Non-Qualifying Hedges	$119,547	$4,239	$(2,711)	$88,378	$2,551	$(1,769)

Total Derivatives (1)	$127,410	$4,447	$(3,262)	$96,183	$2,681	$(2,339)

(1)	Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives was a net liability of $1,343 million as of December 31, 2011 and a net liability of $601 million as of December 31, 2010, included in “Future policy benefits” and “Fixed maturities, available-for-sale.”

Cash Flow, Fair Value and Net Investment Hedges

The primary derivative instruments used by the Company in its fair value, cash flow, and net investment hedge accounting relationships are interest rate swaps, currency swaps and currency forwards. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its fair value, cash flow or net investment hedge accounting relationships.

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

	Year Ended December 31, 2011
	Realized Investment Gains/(Losses)	Net Investment Income	Other Income	Interest Expense	Interest Credited To Policyholder Account Balances	Accumulated Other Comprehensive Income(1)
	(in millions)
Qualifying Hedges
Fair value hedges
Interest Rate	$(116)	$(114)	$—	$—	$56	$—
Currency	—	—	—	—	—	—

Total fair value hedges	(116)	(114)	—	—	56	—

Cash flow hedges
Interest Rate	—	—	—	—	(1)	—
Currency/Interest Rate	—	(7)	3	—	—	176

Total cash flow hedges	—	(7)	3	—	(1)	176

Net investment hedges
Currency(2)	—	—	2	—	—	(14)
Currency/Interest Rate	—	—	—	—	—	—

Total net investment hedges	—	—	2	—	—	(14)

Non- qualifying hedges
Interest Rate	775	—	—	—	—	—
Currency	15	—	—	—	—	—
Currency/Interest Rate	39	—	—	—	—	—
Credit	—	—	—	—	—	—
Equity	(6)	—	—	—	—	—
Embedded Derivatives	(1,177)	—	—	—	—	—

Total non-qualifying hedges	(354)	—	—	—	—	—

Total	$(470)	$(121)	$5	$—	$55	$162

	Year Ended December 31, 2010
	Realized Investment Gains/(Losses)	Net Investment Income	Other Income	Interest Expense	Interest Credited To Policyholder Account Balances	Accumulated Other Comprehensive Income(1)
	(in millions)
Qualifying Hedges
Fair value hedges
Interest Rate	$(114)	$(147)	$—	$—	$68	$—
Currency	—	—	—	—	—	—

Total fair value hedges	(114)	(147)	—	—	68	—

Cash flow hedges
Interest Rate	—	—	—	—	(3)	(3)
Currency/Interest Rate	—	(2)	4	—	—	71

Total cash flow hedges	—	(2)	4	—	(3)	68

Net investment hedges
Currency(2)	—	—	—	—	—	—
Currency/Interest Rate	—	—	—	—	—	—

Total net investment hedges	—	—	—	—	—	—

Non- qualifying hedges
Interest Rate	807	—	—	—	—	—
Currency	51	—	—	—	—	—
Currency/Interest Rate	98	—	—	—	—	—
Credit	(86)	—	—	—	—	—
Equity	(17)	—	—	—	—	—
Embedded Derivatives	585	—	—	—	—	—

Total non-qualifying hedges	1,438	—	—	—	—	—

Total	$1,324	$(149)	$4	$—	$65	$68

	Year Ended December 31, 2009
	Realized Investment Gains/(Losses)	Net Investment Income	Other Income	Interest Expense	Interest Credited To Policyholder Account Balances	Accumulated Other Comprehensive Income(1)
	(in millions)
Qualifying Hedges
Fair value hedges
Interest Rate	$340	$(157)	$—	$—	$70	$—
Currency	—	—	—	—	—	—

Total fair value hedges	340	(157)	—	—	70	—

Cash flow hedges
Interest Rate	—	—	—	—	(7)	29
Currency/Interest Rate	—	(2)	(4)	—	—	(156)

Total cash flow hedges	—	(2)	(4)	—	(7)	(127)

Net investment hedges
Currency(2)	—	—	—	—	—	(5)
Currency/Interest Rate	—	—	—	—	—	—

Total net investment hedges	—	—	—	—	—	(5)

Non- qualifying hedges
Interest Rate	(508)	—	—	—	—	—
Currency	(36)	—	—	—	—	—
Currency/Interest Rate	(162)	—	—	—	—	—
Credit	—	—	—	—	—	—
Equity	(239)	—	—	—	—	—
Embedded Derivatives	1,280	—	—	—	—	—

Total non-qualifying hedges	335	—	—	—	—	—

Total	$675	$(159)	$(4)	$—	$63	$(132)

(1)	Amounts deferred in “Accumulated other comprehensive income (loss).”
(2)	Relates to the sale of equity method investments.

For the years ended December 31, 2011, 2010 and 2009, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging. In addition, there were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in millions)
Balance, December 31, 2008	$(115)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2009	(151)
Amount reclassified into current period earnings	24

Balance, December 31, 2009	(242)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2010	62
Amount reclassified into current period earnings	6

Balance, December 31, 2010	(174)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2011	157
Amount reclassified into current period earnings	19

Balance, December 31, 2011	$2

Using December 31, 2011 values, it is anticipated that a pre-tax gain of approximately $5 million will be reclassified from “Accumulated other comprehensive income (loss)” to earnings during the subsequent twelve months ending December 31, 2012, offset by amounts pertaining to the hedged items. As of December 31, 2011, the Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 19 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Equity.

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss)” were $109 million in 2011, $123 million in 2010, and $122 million in 2009.

Credit Derivatives Written

The following table sets forth the Company’s exposure from credit derivatives where the Company has written credit protection. The Company’s maximum amount at risk under these credit derivatives listed below assumes the value of the underlying referenced securities become worthless. These credit derivatives generally have maturities of less than 10 years. The table excludes a credit derivative related to surplus notes issued by a subsidiary of Prudential Insurance and embedded derivatives contained in externally-managed investments in the European market, by NAIC rating of the underlying credits as of December 31, 2011 and 2010.

	December 31, 2011		December 31, 2010
	Single Name		Single Name
NAIC Designation	Notional	Fair Value	Notional	Fair Value
(in millions)
1	$431	$1	$5	$—
2	—	—	—	—

Subtotal	431	1	5	—
3	—	—	—	—
4	—	—	—	—
5	—	—	—	—
6	—	—	—	—

Subtotal	—	—	—	—

Total	$431	$1	$5	$—

The following table sets forth the composition of the Company’s credit derivatives where the Company has written credit protection by industry category as of the dates indicated.

	December 31, 2011		December 31, 2010
Industry	Notional	Fair Value	Notional	Fair Value
(in millions)
Corporate Securities:
Manufacturing	$—	$—	$—	$—
Utilities	—	—	—	—
Finance	426	1	—	—
Services	5	—	5	—
Energy	—	—	—	—
Transportation	—	—	—	—
Retail and Wholesale	—	—	—	—
Food/Beverage	—	—	—	—
Aerospace/Defense	—	—	—	—
Chemical	—	—	—	—
Other	—	—	—	—

Total Credit Derivatives	$431	$1	$5	$—

The Company holds certain externally-managed investments in the European market which contain embedded derivatives whose fair value are primarily driven by changes in credit spreads. These investments are medium-term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available-for-sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Equity under the heading “Accumulated Other Comprehensive Income (Loss)” and changes in the market value of the embedded total return swaps are included in current period earnings in “Realized investment gains (losses), net.” The Company’s maximum exposure to loss from these investments was $657 million and $746 million at December 31, 2011 and 2010, respectively.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2011 and 2010, the Company had $1.023 billion and $1.144 billion of outstanding notional amounts, respectively, reported at fair value as a liability of $23 million and a liability of less than $1 million, respectively.

Types of Derivative Instruments and Derivative Strategies used in a dealer or broker capacity

Futures, forwards and options contracts, and swap agreements, were also used in a derivative dealer or broker capacity in the Company’s commodities operations, prior to the sale of this business to Jeffries on July 1, 2011, to facilitate transactions of clients, hedge proprietary trading activities and as a means of risk management. These derivatives allowed the Company to structure transactions to manage its exposure to commodities and securities prices, foreign exchange rates and interest rates. Risk exposures were managed through diversification, by controlling position sizes and by entering into offsetting positions.

The fair value of the Company’s derivative contracts used in a derivative dealer or broker capacity were reported on a net-by-counterparty basis in the Company’s Consolidated Statements of Financial Position when management believes a legal right of setoff exists under an enforceable netting agreement.

Realized and unrealized gains and losses from marking-to-market the derivatives used in proprietary positions were recognized on a trade date basis and reported in “Income from discontinued operations, net of taxes. The pre-tax amounts reported in “Income (loss) from discontinued operations, net of taxes” for these derivatives were a gain of $63 million for 2011, a gain of $97 million for 2010.

Credit Risk-Affiliate

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial derivative transactions. The Company manages credit risk by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

The credit exposure of the Company’s over-the-counter (OTC) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date. To reduce credit exposures, the Company seeks to (i) enter into OTC derivative transactions pursuant to master agreements that provide for a netting of payments and receipts with a single counterparty (ii) enter into agreements that allow the use of credit support annexes (CSAs), which are bilateral rating-sensitive agreements that require collateral postings at established threshold levels. Likewise, the Company effects exchange-traded futures and options transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of non-performance by counterparties to such financial instruments.

Under fair value measurements, the Company incorporates the market’s perception of its own and the counterparty’s non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company’s counterparty’s credit spread is applied to OTC derivative net asset positions.

Certain of the Company’s derivative agreements with some of its counterparties contain credit-risk related triggers. If the Company’s credit rating were to fall below a certain level, the counterparties to the derivative instruments could request termination at the then fair value of the derivative or demand immediate full collateralization on derivative instruments in net liability positions. If a downgrade occurred and the derivative positions were terminated, the Company anticipates it would be able to replace the derivative positions with other counterparties in the normal course of business. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a net liability position were $7,055 million as of December 31, 2011. In the normal course of business the Company has posted collateral related to these instruments of $1,254 million as of December 31,, 2011. If the credit-risk-related contingent features underlying these agreements had been triggered on December 31, 2011, the Company estimates that it would be required to post a maximum of $5,801 million of additional collateral to its counterparties.

22.	COMMITMENTS AND GUARANTEES, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments and Guarantees

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense, net of sub-lease income, incurred for the years ended December 31, 2011, 2010 and 2009 was $63 million, $63 million and $67 million, respectively.

The following table presents, at December 31, 2011, the Company’s future minimum lease payments under non-cancelable operating leases along with associated sub-lease income:

Occasionally, for business reasons, the Company may exit certain non-cancelable operating leases prior to their expiration. In these instances, the Company’s policy is to accrue, at the time it ceases to use the property being leased, the future rental expense net of any expected sub-lease income, and to release this reserve over the remaining commitment period. Of the amount listed above in total non-cancelable operating leases and the amount listed above in total sub-lease income, $9 million and $10 million, respectively, has been accrued at December 31, 2011.

	Operating Leases	Sub-lease Income
2012	79	(5)
2013	72	(4)
2014	66	(4)
2015	38	—
2016	25	—
2017	71	—

Total	$351	$(13)

Commercial Mortgage Loan Commitments

As of December 31, 2011
(in millions)
Total outstanding mortgage loan commitments	$867

In connection with the Company’s origination of commercial mortgage loans, it had outstanding commercial mortgage loan commitments with borrowers.

Commitments to Purchase Investments (excluding Commercial Mortgage Loans)

As of December 31, 2011
(in millions)
Expected to be funded from the general account and other operations outside the separate accounts (1)	$3,798
Expected to be funded from separate accounts	$1,159
Portion of separate account commitments with recourse to Prudential Insurance	$397

(1)	Includes a remaining commitment of $385 million related to the Company’s agreement to co-invest with the Fosun Group (Fosun) in a private equity fund, managed by Fosun, for the Chinese marketplace.

The Company has other commitments to purchase or fund investments, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparties. The Company anticipates a portion of these commitments will ultimately be funded from its separate accounts. Some of the separate account commitments have recourse to Prudential Insurance if the separate accounts are unable to fund the amounts when due.

Guarantees of Investee Debt

As of December 31, 2011
(in millions)
Total guarantees of debt issued by entities in which the separate accounts have invested	$2,433
Amount of above guarantee that is limited to separate account assets	$2,364
Accrued liability associated with guarantee	$—

A number of guarantees provided by the Company relate to real estate investments held in its separate accounts, in which entities that the separate account has invested in have borrowed funds, and the Company has guaranteed their obligations. The Company provides these guarantees to assist these entities in obtaining financing. The Company’s maximum potential exposure under these guarantees is mostly limited to the assets of the separate account. The exposure that is not limited to the separate account assets relates to guarantees limited to fraud, criminal activity or other bad acts. These guarantees generally expire at various times over the next fourteen years. At December 31, 2011, the Company’s assessment is that it is unlikely payments will be required. Any payments that may become required under these guarantees would either first be reduced by proceeds received by the creditor on a sale of the underlying collateral, or would provide rights to obtain the underlying collateral.

Credit Derivatives Written

As discussed further in Note 21, the Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security.

Guarantees of Asset Values

	As of December 31, 2011
	(in millions)
Guaranteed value of third parties assets	$	46,792
Fair value of collateral supporting these assets	$	48,824
Asset associated with guarantee, carried at fair value	$	5

Certain contracts underwritten by the Retirement segment include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives and carried at fair value. The collateral supporting these guarantees is not reflected on the Company’s balance sheet.

Other Guarantees

	As of December 31, 2011
	(in millions)
Other guarantees where amount can be determined	$	321
Accrued liability for other guarantees and indemnifications	$	6

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to acquisitions, dispositions, investments and other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Included above are $300 million of yield maintenance guarantees related to certain investments the Company sold. The Company does not expect to have to make any payments on these guarantees and is not carrying any liabilities associated with these guarantees.

Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. The accrued liabilities identified above do not include retained liabilities associated with sold businesses.

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of the Company’s businesses and operations that are specific to it and proceedings that are typical of the businesses in which it operates, including in both cases businesses that have been either divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

Individual Life and Group Insurance

In January 2012, a qui tam action on behalf of the State of Illinois, Total Asset Recovery Services v. Met Life Inc, et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Holdings, LLC, filed in the Circuit Court of Cook County, Illinois, was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Illinois in violation of the Illinois False Claims Whistleblower Reward and Protection Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In March 2012, a qui tam action on behalf of the State of Minnesota, Total Asset Recovery v. MetLife Inc., et al., Prudential Financial Inc., The Prudential Insurance Company of America and Prudential Holdings, Inc., filed in the Fourth Judicial District, Hennepin County, in the State of Minnesota, was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Minnesota in violation of the Minnesota False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs.

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contract holders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in the Company’s practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

The Company is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York Department of Insurance (“NYDOI”) has requested that 172 life insurers (including the Company) provide data to the NYDOI regarding use of the SSMDF. The New York Office of Unclaimed Funds recently notified the Company that it intends to conduct an audit of the Company’s compliance with New York’s unclaimed property laws. The

Minnesota Attorney General has also requested information regarding the Company’s use of the SSMDF and its claim handling procedures and the Company is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February 2012, the Massachusetts Office of the Attorney General requested information regarding the Company’s unclaimed property procedures.

From July 2010 to December 2010, four purported nationwide class actions were filed challenging the use of retained asset accounts to settle death benefit claims of beneficiaries of a group life insurance contract owned by the United States Department of Veterans Affairs (“VA Contract”) that covers the lives of members and veterans of the U.S. armed forces. In 2011, the cases were consolidated in the United States District Court for the District of Massachusetts by the Judicial Panel for Multi-District Litigation as In re Prudential Insurance Company of America SGLI/VGLI Contract Litigation. The consolidated complaint alleges that the use of the retained assets accounts that earn interest and are available to be withdrawn by the beneficiary, in whole or in part, at any time, to settle death benefit claims is in violation of federal law, and asserts claims of breach of contract, breaches of fiduciary duty and the duty of good faith and fair dealing, fraud and unjust enrichment and seeks compensatory and punitive damages, disgorgement of profits, equitable relief and pre and post-judgment interest. In March 2011, the motion to dismiss was denied. In January 2012, plaintiffs filed a motion to certify the class.

In September 2010, Huffman v. The Prudential Insurance Company, a purported nationwide class action brought on behalf of beneficiaries of group life insurance contracts owned by ERISA-governed employee welfare benefit plans was filed in the United States District Court for the Eastern District of Pennsylvania, challenging the use of retained asset accounts in employee welfare benefit plans to settle death benefit claims as a violation of ERISA and seeking injunctive relief and disgorgement of profits. In July 2011, the Company’s motion for judgment on the pleadings was denied. In February 2012, plaintiffs filed a motion to certify the class.

In January 2011, a purported state-wide class action, Garcia v. The Prudential Insurance Company of America was dismissed by the Second Judicial District Court, Washoe County, Nevada. The complaint was brought on behalf of Nevada beneficiaries of individual life insurance policies for which, unless the beneficiaries elected another settlement method, death benefits were placed in retained asset accounts. The complaint alleges that by failing to disclose material information about the accounts, the Company wrongfully delayed payment and improperly retained undisclosed profits, and seeks damages, injunctive relief, attorneys’ fees and pre and post-judgment interest. In February 2011, plaintiff appealed the dismissal to the Nevada Supreme Court. As previously reported, in December 2009, an earlier purported nationwide class action raising substantially similar allegations brought by the same plaintiff in the United States District Court for the District of New Jersey, Garcia v. Prudential Insurance Company of America, was dismissed. In December 2010, a purported state-wide class action complaint, Phillips v. Prudential Financial, Inc., was filed in state court and removed to the United States District Court for the Southern District of Illinois. The complaint makes allegations under Illinois law, substantially similar to the Garcia cases, on behalf of a class of Illinois residents whose death benefit claims were settled by retained assets accounts. In March 2011, the complaint was amended to drop the Company as a defendant and add Pruco Life Insurance Company as a defendant and is now captioned Phillips v. Prudential Insurance and Pruco Life Insurance Company. In November 2011, the complaint was dismissed. In December 2011, plaintiffs appealed the dismissal.

In July 2010, the Company, along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General’s Office in connection with its investigation into industry practices relating to the use of retained asset accounts. In August 2010, the Company received a similar request for information from the State of Connecticut Attorney General’s Office. The Company is cooperating with these investigations. The Company has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts. These matters may result in additional investigations, information requests, claims, hearings, litigation, adverse publicity and potential changes to business practices.

In February 2011, a fifth amended complaint was filed in the United States District Court for the District of New Jersey in Clark v. Prudential Insurance Company. The complaint brought on behalf of a purported class of California, Indiana, Ohio and Texas residents who purchased individual health insurance policies alleges that Prudential Insurance failed to disclose that it had ceased selling this type of policy in 1981 and that, as a result, premiums would increase significantly. The complaint alleges claims of fraudulent misrepresentation and omission, breach of the duty of good faith and fair dealing, and California’s Unfair Competition Law and seeks compensatory and punitive damages. The matter was originally filed in 2008 and certain of the claims in the first four complaints were dismissed. In February 2012, plaintiffs filed a motion to certify the class.

In April 2009, Schultz v. The Prudential Insurance Company of America, a purported nationwide class action on behalf of participants claiming disability benefits under certain employee benefit plans insured by Prudential, was filed in the United States District Court for the Northern District of Illinois. As amended, the complaint alleges that Prudential Insurance and the defendant plans violated ERISA by characterizing family Social Security benefits as “loss of time” benefits that were offset against Prudential contract benefits. The complaint seeks a declaratory judgment that the offsets were improper, damages and other relief. The Company has agreed to indemnify the named defendant plans. In April 2011, Schultz was dismissed with prejudice, and plaintiffs appealed to the Seventh Circuit Court of Appeals. In March 2012, the court affirmed the dismissal. From November 2002 to March 2005, eleven separate complaints were filed against the Company and the law firm of Leeds Morelli & Brown in New Jersey state court and in the New Jersey Superior Court, Essex County as Lederman v. Prudential Financial, Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential Insurance, over 235 claimants who are current and former Prudential Insurance employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential Insurance conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants. In February 2010, the New Jersey Supreme Court assigned the cases for centralized case management to the Superior Court, Bergen County. The Company participated in a court-ordered mediation that resulted in a settlement involving 193 of the remaining 235 plaintiffs. The amounts paid to the 193 plaintiffs were within existing reserves for this matter. The remaining 42 plaintiffs continue to pursue their individual lawsuits, and have filed offers of judgment totaling approximately $90 million. In February 2012, the court granted summary judgment against two of the remaining plaintiffs.

Retirement Solutions and Investment Management

In October 2007, Prudential Retirement Insurance and Annuity Co. (“PRIAC”) filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”). This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payments from funds provided by PRIAC for the losses referred to above. The Company’s consolidated financial statements, and the results of the Retirement segment included in the Company’s U.S. Retirement Solutions and Investment Management Division, for the year ended December 31, 2007 include a pre-tax charge of $82 million, reflecting these payments to plan clients and certain related costs. In September 2008, the United States District Court for the Southern District of New York denied the State Street defendants’ motion to dismiss claims for damages and other relief under Section 502(a)(2) of ERISA, but dismissed the claims for equitable relief under Section 502(a)(3) of ERISA. In October 2008, defendants answered the complaint and asserted counterclaims for contribution and indemnification, defamation and violations of Massachusetts’ unfair and deceptive trade practices law. In February 2010, State Street reached a settlement with the SEC over charges that it misled investors about their exposure to sub-prime investments, resulting in significant investor losses in mid-2007. Under the settlement, State Street paid approximately $313 million in disgorgement, pre-judgment interest, penalty and compensation into a Fair Fund that was distributed to injured investors and consequently, State Street paid PRIAC, for deposit into its separate accounts, approximately $52.5 million. By the terms of the settlement, State Street’s payment to PRIAC does not resolve any claims PRIAC has against State Street or SSgA in connection with the losses in the investment funds SSgA managed, and the penalty component of State Street’s SEC settlement cannot be used to offset or reduce compensatory damages in the action against State Street and SSgA. In June 2010, PRIAC moved for partial summary judgment on State Street’s counterclaims. At the same time, State Street moved for summary judgment on PRIAC’s complaint. In March 2011, the district court denied State Street’s motion for summary judgment and denied in part and granted in part PRIAC’s motion for partial summary judgment on State Street’s counterclaims. In October 2011, the court held a bench trial to determine whether State Street had breached its fiduciary duty to PRIAC’s plan clients. In February 2012, the court issued a decision holding that State Street breached its fiduciary duty to the plans under ERISA to manage the investment funds prudently and to diversify them. The court held that PRIAC did not prove that State Street breached its duty of loyalty to the plans under ERISA. The court held that State Street’s breaches caused the plans’ losses in the amount of $76.7 million and, after crediting State Street for an earlier payment, awarded $28.1 million in damages in addition to the amount previously recovered as a result of the SEC settlement. The court has not yet ruled on State Street’s counterclaims and has reserved judgment on PRIAC’s requests for pre-judgment interest and attorney’s fees.

Other Matters

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law. The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees. In March 2008, the court conditionally certified a nationwide class on the federal overtime claim. Separately, in March 2008, a purported nationwide class action lawsuit was filed in the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential Insurance, claiming that the Company failed to pay its agents overtime and provide other benefits in violation of California and federal law and seeking compensatory and punitive damages in unspecified amounts. In September 2008, Wang was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder matter. Subsequent amendments to the complaint have resulted in additional allegations involving purported violations of an additional nine states’ overtime and wage payment laws. In February 2010, Prudential moved to decertify the federal overtime class that had been conditionally certified in March 2008 and moved for summary judgment on the federal overtime claims of the named plaintiffs. In July 2010, plaintiffs filed a motion for class certification of the state law claims. In August 2010, the district court granted Prudential’s motion for summary judgment, dismissing the federal overtime claims. The motion for class certification of the state law claims is pending.

Summary

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

The Prudential Insurance Company of America:

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America (a wholly owned subsidiary of Prudential Holdings, LLC, which is a wholly owned subsidiary of Prudential Financial, Inc.), and its subsidiaries (collectively, the “Company”) at December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the consolidated financial statements, the Company has restated its 2010 consolidated statements of cash flows to correct an error.

As described in Note 2 of the consolidated financial statements, on January 1, 2009, the Company changed its method of determining and recording other-than-temporary impairment for debt securities.

/s/ PRICEWATERHOUSECOOPERS LLP

April 16, 2012

PART C

OTHER INFORMATION

Item 24. Financial statements and Exhibits

(a)	Financial Statements

1.	Financial Statements of The Prudential Insurance Company of America (Depositor) and Financial Statements of the Prudential Discovery Select Group Variable Contract Account (Registrant) as of December 31, 2011 appear in the Statement of Additional Information (Part B of the Registration Statement). (Note 1)
(b)	Exhibits

1.	Resolution adopted by the Board of Directors of The Prudential Insurance Company of America on February 11, 1997 establishing the Prudential Discovery Select Group Variable Contract Account (the “Discovery Account”). (Note 2, Exhibit 1)

2.	Not applicable.

3(a).	Distribution Agreement. (Note 5)

3(b).	Broker-dealer sales agreement. (Note 2, Exhibit 3b)

4(a).	Form of Group Annuity Contract offered by The Prudential Insurance Company of America. (Note 2, Exhibit 4a)

4(b).	Form of Group Annuity Contract offered to small 401(k) plans by The Prudential Insurance Company of America. (PA) (Note 3, Exhibit 4b)

4(c)	Form of Group Annuity Contract offered by the Prudential Insurance Company of America. (Note 6, Exhibit 4c)

5(a).	Not applicable.

5(b).	Form of Participant enrollment form (including acknowledgment of restrictions on redemption imposed by I.R.C. Section 403(b)). (Note 2, Exhibit 5b)

6(a).	Charter of The Prudential Insurance Company of America, as amended July 19, 2004. (Note 7, Exhibit 3A)

6(b).	By-Laws of The Prudential Insurance Company of America, as amended as of December 9, 2008. (Note 8, Exhibit 6(b))

7.	Not applicable.

8.	Form of Participation Agreement. (Note 2, Exhibit 8)

9.	Consent and opinion of Peter T. Scott, Assistant General Counsel, The Prudential Insurance Company of America, as to the legality of the securities being registered. (Note 2, Exhibit 9)

10(a).	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)

10(b).	Powers of Attorney for John R. Strangfeld, Jr.; Mark B. Grier; Thomas J. Baltimore, Jr.; Gordon M. Bethune; Gaston Caperton; Gilbert F. Casellas; James G. Cullen; William H. Gray, III; Constance J. Horner; Martina T. Hund-Mejean; Karl J. Krapek; Christine A. Poon; James A. Unruh; Richard J. Carbone; Peter B. Sayre. (Note 1)

11.	Not applicable.

12.	Not applicable.

(Note 1)	Filed herewith.

(Note 2)	Incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, filed June 17, 1997. See Exhibits 1, 3(b), 4(a), 5(b), 8 and 9.

(Note 3)	Incorporated by reference to Post-Effective Amendment No. 2 to this Registration Statement, filed August 19, 1998. See Exhibit 4(b).

(Note 4)	Incorporated by reference to Post-Effective Amendment No. 8 on Form N-6, Registration No. 333-01031, filed February 14, 2003, on behalf of The Prudential Variable Contract Account GI-2. See Exhibit (f)(ii).

(Note 5)	Incorporated by reference to Post-Effective Amendment No. 3 to this Registration Statement, filed October 16, 1998. See Exhibit 3(a).

(Note 6)	Incorporated by reference to Post-Effective Amendment No. 4 to this Registration Statement, filed February 23, 1999. See Exhibit 4(c).

(Note 7)	Incorporated by reference to Post-Effective Amendment No. 18 to Form S-1, Registration No. 33-20083-01, filed April 14, 2005, on behalf of The Prudential Variable Contract Real Property Account. See Exhibit (3A).

(Note 8)	Incorporated by reference to Post-Effective Amendment No. 17 to this Registration Statement, filed April 23, 2010. See Exhibit 6(b).

Item 25.	Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor

John R. Strangfeld, Jr.	Chairman, President, Chief Executive Officer and Director

Mark B. Grier	Vice Chairman and Director

Thomas J. Baltimore, Jr.	Director

Gordon M. Bethune	Director

Gaston Caperton	Director

Gilbert F. Casellas	Director

James G. Cullen	Director

William H. Gray, III	Director

Constance J. Horner	Director

Martina T. Hund-Mejean	Director

Karl J. Krapek	Director

Christine A. Poon	Director

James A. Unruh	Director

Edward P. Baird	Executive Vice President and Chief Operating Officer, International Businesses

Richard J. Carbone	Executive Vice President and Chief Financial Officer

Charles F. Lowrey	Executive Vice President and Chief Operating Officer, U.S. Businesses

Lee D. Augsburger	Senior Vice President and Chief Ethics and Compliance Officer

Susan L. Blount	Senior Vice President and General Counsel

Robert M. Falzon	Senior Vice President and Treasurer

Helen M. Galt	Senior Vice President, Company Actuary and Chief Risk Officer

Barbara G. Koster 213 Washington Street Newark, NJ 07102	Senior Vice President, Operations and Systems, and Chief Information Officer

Peter B. Sayre Three Gateway Center Newark, NJ 07102	Senior Vice President, Principal Accounting Officer and Controller

Sharon C. Taylor	Senior Vice President, Human Resources

Margaret M. Foran	Chief Governance Officer, Vice President and Corporate Secretary

*	The address of each Director and Officer named is 751 Broad Street, Newark, NJ 07102, unless otherwise noted.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

Registrant is a separate account of The Prudential Insurance Company of America, a stock life insurance company organized under the laws of the State of New Jersey. The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc. (PFI), Registration No. 001-16707, filed February 24, 2012, the text of which is hereby incorporated.

In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in three of its separate accounts, shares of The Prudential Series Fund, a Delaware statutory trust. The balance of the shares of The Prudential Series Fund are held in separate accounts of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, wholly-owned subsidiaries of Prudential and separate accounts of certain non-Prudential insurers. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund, Inc. are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

Registrant may also be deemed to be under common control with other insurers that are direct or indirect subsidiaries of PFI and their separate accounts.

Prudential is a stock insurance company. Its financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.

Item 27. Number of Contractholders

As of January 31, 2012, there were 326 contractholders of qualified Contracts and 2 contractholders of non-qualified Contracts, offered by the Registrant.

Item 28. Indemnification

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of The Prudential Insurance Company of America (“Prudential”), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential’s by-law, Article VII, Section 1, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1A(6)(c) to Post-Effective Amendment No. 29 to Form N-6, Registration No. 33-20000, filed April 21, 2006, on behalf of The Prudential Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

(a)	Prudential Investment Management Services LLC (PIMS)

PIMS is distributor and principal underwriter for the Prudential Investments and Target families of mutual funds.

PIMS is also distributor of the following other investment companies: Prudential’s Gibraltar Fund, Inc.; The Prudential Variable Contract Account-2; The Prudential Variable Contract Account-10; The Prudential Variable Contract Account-11; The Prudential Variable Contract Account-24; The Prudential Variable Contract G1-2; The Prudential Discovery Premier Group Variable Contract Account; The Prudential Discovery Select Group Variable Contract Account; and PRIAC Variable Contract Account A.

(b) The following table sets forth certain information regarding the officers and directors of PIMS. As a limited liability company, PIMS has no directors.

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER

Judy A. Rice (1)	President and Chief Executive Officer

Scott E. Benjamin (1)	Executive Vice President

Christine C. Marcks (4)	Executive Vice President

Gary F. Neubeck (2)	Executive Vice President

Joanne M. Accurso—Soto (1)	Senior Vice President

Michael J. King (3)	Senior Vice President, Chief Legal Officer and Secretary

Peter J. Boland (1)	Senior Vice President and Chief Operating Officer

John N. Christolini (4)	Senior Vice President

Mark R. Hastings (1)	Senior Vice President and Chief Compliance Officer

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER

Michael J. McQuade (1)	Senior Vice President, Comptroller and Chief Financial Officer

John L. Bronson (3)	Vice President and Deputy Chief Legal Officer

Richard W. Kinville (3)	Vice President and Anti-Money Laundering Officer

Principal Business Addresses:

(1)	Gateway Center Three, Newark, NJ 07102-4061
(2)	Gateway Center Two, Newark, NJ 07102-4061
(3)	751 Broad Street, Newark, NJ 07102-3714
(4)	280 Trumbull Street, Hartford, CT 06103-3509

(c) Commissions received by PIMS during last fiscal year with respect to annuities issued through the registrant separate account.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commission
Prudential Investment Management Services LLC	$520,078	$0-	$0-

Item 30. Location of Accounts and Records

All accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by the Registrant through Prudential at the following addresses:

The Prudential Insurance Company of America

and Prudential Investment Management, Inc.

751 Broad Street

Newark, NJ 07102-3777

The Prudential Insurance Company of America

and Prudential Investment Management, Inc.

Gateway Buildings Two, Three and Four

100 Mulberry Street

Newark, NJ 07102

The Prudential Insurance Company of America

213 Washington Street

Newark, NJ 07102

The Prudential Insurance Company of America and

Prudential Investment Management, Inc.

80 Livingston Avenue

Roseland, NJ 07088

The Prudential Insurance Company of America

c/o Prudential Investment

30 Scranton Office Park

Scranton, PA 18507-1789

The Prudential Insurance Company of America

200 Wood Avenue South

Iselin, NJ 08830

State Street Bank & Trust

801 Pennsylvania Avenue

Kansas City, MO 64105

Item 31. Management Services

None.

Item 32. Undertakings

(a)	The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in this Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted, unless otherwise permitted.

(b)	The Registrant undertakes to include either (1) as part of any enrollment form to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)	The Prudential Insurance Company of America hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Prudential Insurance Company of America.

403(b) ANNUITIES

The Registrant intends to rely on the no-action response dated November 28, 1988, from Ms. Angela C. Goelzer of the Commission staff to the American Council of Life Insurance concerning the redeemability of Section 403(b) annuity contracts and the Registrant has complied with the provisions of paragraphs (1)-(4) thereof.

TEXAS ORP

The Registrant intends to offer Contracts to Participants in the Texas Optional Retirement Program. In connection with that offering, Rule 6c-7 of the Investment Company Act of 1940 is being relied upon and paragraphs (a)-(d) of that Rule will be complied with.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Prudential Discovery Select Group Variable Contract Account, represents that this post-effective amendment is filed solely for one or more of the purposes specified in paragraph (b)(1) of Rule 485 under the Securities Act of 1933, and further represents that no material event requiring disclosure in the prospectus has occurred since the effective date of the most recent post-effective amendment to this Registration Statement, and the Registrant and the Depositor have duly caused this Registration Statement to be signed on their behalf, in the City of Newark, and State of New Jersey, on this 25th day of April, 2012.

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT (Registrant)

BY:	/s/ Joan L. Bozek
JOAN L. BOZEK
VICE PRESIDENT, INVESTMENT PRODUCTS, THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (Depositor)

BY:	/s/ Joan L. Bozek
JOAN L. BOZEK
VICE PRESIDENT, INVESTMENT PRODUCTS, THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SIGNATURES

SIGNATURE AND TITLE

*
JOHN R. STRANGFELD, JR.
CHAIRMAN, PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR

*
MARK B. GRIER
VICE CHAIRMAN AND DIRECTOR

*
THOMAS J. BALTIMORE, JR.
DIRECTOR

*
GORDON M. BETHUNE
DIRECTOR

*
GASTON CAPERTON
DIRECTOR

*
GILBERT F. CASELLAS
DIRECTOR

*
JAMES G. CULLEN
DIRECTOR

*
WILLIAM H. GRAY, III DIRECTOR

*
CONSTANCE J. HORNER
DIRECTOR

*
MARTINA T. HUND-MEJEAN DIRECTOR

*
KARL J. KRAPEK
DIRECTOR

*
CHRISTINE A. POON
DIRECTOR

*
JAMES A. UNRUH
DIRECTOR

*
RICHARD J. CARBONE
EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

*
PETER B, SAYRE
SENIOR VICE PRESIDENT, CONTROLLER AND PRINCIPAL ACCOUNTING OFFICER

*By:	/s/ C. CHRISTOPHER SPRAGUE
C. CHRISTOPHER SPRAGUE (ATTORNEY-IN-FACT)

EXHIBIT INDEX

Exhibit No.	Description

10(a)	Consent of PricewaterhouseCoopers LLP, an independent registered public accounting firm.

10(b)	Powers of Attorney for John R. Strangfeld, Jr.; Mark B. Grier; Thomas J. Baltimore, Jr.; Gordon M. Bethune; Gaston Caperton; Gilbert F. Casellas; James G. Cullen; William H. Gray, III; Constance J. Horner; Martina T. Hund-Mejean; Karl J. Krapek; Christine A. Poon; James A. Unruh; Richard J. Carbone; Peter B. Sayre.